                                  Table of Contents
                               Landmark Financial Corp.
                                Canajoharie, New York

INTRODUCTION...............................................................    1

1.  OVERVIEW AND FINANCIAL ANALYSIS........................................    3

    General Overview.......................................................    3
    Strategic Direction....................................................    4
    Balance Sheet Trends...................................................    6
    Loan Portfolio.........................................................    9
    Securities.............................................................   12
    Investments and Mortgage-Backed Securities.............................   13
    Asset Quality..........................................................   15
    Funding Composition....................................................   18
    Asset/Liability Management.............................................   21
    Net Worth and Capital..................................................   22
    Income and Expense Trends..............................................   23
    Subsidiaries...........................................................   27
    Legal Proceedings......................................................   27

2.  MARKET AREA ANALYSIS...................................................   28

    Branch Facilities......................................................   28
    Market Area Demographics...............................................   29
    Market Area Deposit Characteristics....................................   32

3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS...............................   34

    Introduction...........................................................   34
    Selection Screens......................................................   34
    Selection Criteria ....................................................   36
    Comparable Group Profiles..............................................   38
    Corporate Data.........................................................   43
    Key financial Data ....................................................   44
    Capital Data...........................................................   45
    Asset Quality Data.....................................................   46
    Profitability Data.....................................................   47
    Income Statement Data..................................................   48
    Growth Data............................................................   49
    Market Capitalization Data.............................................   50
    Dividend Data..........................................................   51



    Pricing Data...........................................................   52

4.  MARKET VALUE DETERMINATION.............................................   53

    Introduction...........................................................   53
    Financial Strength.....................................................   54
    Earnings Quality, Predictability and Growth............................   56
    Market area............................................................   60
    Management.............................................................   61
    Dividends..............................................................   62
    Liquidity of the Issue.................................................   63
    Subscription Interest..................................................   64
    Recent Regulatory matters..............................................   65
    Market for Seasoned Thrift Stocks......................................   66
    Acquisition  Market....................................................   70
    Adjustments to value...................................................   78
    Valuation Approach.....................................................   79
    Valuation Conclusion...................................................   82


                                   List of Figures
                               Landmark Financial Corp.
                                Canajoharie, New York

FIGURE 1 - CURRENT BRANCH LIST.............................................     3
FIGURE 2 - BRANCH MAP......................................................     3
FIGURE 3 - HISTORICAL TIMELINE.............................................     4
FIGURE 4 - ASSET AND RETAINED EARNINGS CHART...............................     6
FIGURE 5 - AVERAGE YIELDS AND COSTS........................................     7
FIGURE 6 - KEY BALANCE SHEET DATA..........................................     8
FIGURE 7 - LOAN MIX AS OF MARCH 31, 1997 CHART.............................     9
FIGURE 8 - NET LOANS RECEIVABLE CHART......................................    10
FIGURE 9 - LOAN MIX........................................................    11
FIGURE 10 - SECURITIES CHART...............................................    12
FIGURE 11 - INVESTMENT AND MORTGAGE-BACKED  SECURITIES MIX.................    13
FIGURE 12 - INVESTMENT PORTFOLIO MATURITY..................................    14
FIGURE 13 - NON-PERFORMING ASSETS CHART....................................    15
FIGURE 14 - NON-PERFORMING LOANS...........................................    16
FIGURE 15 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART.............    17
FIGURE 16 - DEPOSIT MIX....................................................    18
FIGURE 17 - DEPOSIT TREND CHART............................................    19
FIGURE 18 - TIME DEPOSITS MATURITY SCHEDULE................................    20
FIGURE 19 - NPV ANALYSIS CHART.............................................    21
FIGURE 20 - CAPITAL ANALYSIS...............................................    22
FIGURE 21 - NET INCOME CHART...............................................    23
FIGURE 22 - SPREAD AND MARGIN CHART........................................    24
FIGURE 23 - INCOME STATEMENT TRENDS........................................    25
FIGURE 24 - PROFITABILITY TREND CHART......................................    26
FIGURE 25 - MARKET AREAS...................................................    28
FIGURE 26 - BRANCH FACILITY TABLE..........................................    28
FIGURE 27 - TARGET MARKET TABLE............................................    29
FIGURE 28 - MARKET AREA MAP................................................    29
FIGURE 29 - DEMOGRAPHIC CHARACTERISTICS TABLE..............................    30
FIGURE 30 - HOUSING DEMOGRAPHICS TABLE.....................................    31
FIGURE 31 - MARKET AREA DEPOSITS TABLE.....................................    32
FIGURE 32 - DEPOSIT TRENDS  TABLE..........................................    33
FIGURE 33 - KEY FINANCIAL INDICATORS.......................................    41
FIGURE 34 - COMPARABLE CORPORATE DATA......................................    43
FIGURE 35 - COMPARABLE KEY FINANCIAL DATA..................................    44
FIGURE 36 - COMPARABLE CAPITAL DATA........................................    45
FIGURE 37 - COMPARABLE ASSET QUALITY DATA..................................    46
FIGURE 38 - COMPARABLE PROFITABILITY DATA..................................    47
FIGURE 39 - COMPARABLE INCOME STATEMENT DATA...............................    48
FIGURE 40 - COMPARABLE GROWTH DATA.........................................    49
FIGURE 41 - COMPARABLE MARKET CAPITALIZATION DATA..........................    50
FIGURE 42 - COMPARABLE DIVIDEND DATA.......................................    51
FIGURE 43 - COMPARABLE PRICING DATA........................................    52
FIGURE 44 - NET INCOME CHART...............................................    57
FIGURE 45 - ITEMIZATION OF NET INCOME ADJUSTMENTS..........................    58
FIGURE 46 - SPREAD AND MARGIN CHART........................................    58
FIGURE 47 - SNL THRIFT INDEX CHART.........................................    66


FIGURE 48 - HISTORICAL SNL INDEX...........................................    67
FIGURE 49 - EQUITY INDICES.................................................    68
FIGURE 50 - HISTORICAL RATES...............................................    69
FIGURE 51 - DEALS FOR LAST FIVE QUARTERS...................................    70
FIGURE 52 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK............    71
FIGURE 53 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK...    72
FIGURE 54 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS................    73
FIGURE 55 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS..........    74
FIGURE 56 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS........    75
FIGURE 57 - DEAL MULTIPLES.................................................    76
FIGURE 58 - NEW YORK THRIFT ACQUISITION TABLE..............................    76
FIGURE 59 - VALUE RANGE OFFERING DATA......................................    80
FIGURE 60 - COMPARABLE PRICING MULTIPLES...................................    81
FIGURE 61 - RECENT STANDARD CONVERSION MULTIPLES...........................    81

                              List of Exhibits
                           Landmark Financial Corp.
                            Canajoharie, New York


Exhibit
-------


1  Consolidated Balance Sheets

2  Consolidated Statements of Income

3  Consolidated Statements of Equity Capital

4  Consolidated Statements of Cash Flows

5  Selected Market Data - All Public Thrifts

6  Market Multiples - Comparables

7  Selected Market Data - 1996-to-Date Standard Conversions

8  Pro-Forma Appraisal Calculation - Offering Circular 3/31/97 unadjusted data

9  Pro-Forma Appraisal Calculation - Appraisal 3/31/97 adjusted data

10 Profile of Finpro, Inc.

Conversion Valuation Appraisal Report                       Page:  1 - 1
-------------------------------------------------------------------------
Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of Landmark Financial Corp. (the "Holding Company") in connection with the Plan of Conversion ("Conversion") of Landmark Community Bank ("Landmark" or the "Bank") from a federally chartered mutual savings bank to a federally chartered stock savings bank. Pursuant to the Plan of Conversion, (i) Landmark will convert from a federally chartered savings bank organized in mutual form to a federally chartered savings bank organized in the stock form, (ii) Landmark will sell its capital stock to the Holding Company, a Delaware Corporation, and become a wholly owned subsidiary of the Holding Company, and (iii) the Holding Company will offer and sell shares of its common stock in a subscription and community offering.

It is our understanding that the Company will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to the Bank's ESOP, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the audited financial statements of the Bank's operations for the twelve month period ended March 31, 1997 and the Bank's operations and financials for the prior two year period. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, Harvazinski & Montanye, LLP (the Bank's independent audit firm), Luse Lehman Gorman Pomerenk & Schick (the Bank's special counsel), and Trident Securities (the Bank's marketing advisor). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                       Page:  1 - 2
-------------------------------------------------------------------------

Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited Landmark's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which Landmark operates and its relative strengths and weaknesses. We compared Landmark's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on Landmark, operation and expected financial performance as they related to Landmark's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by Landmark and its independent accountants. We did not independently verify the financial statements and other information provided by Landmark and its independent accountants, nor did we independently value any of Landmark's assets or liabilities. This estimated valuation considers Landmark only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in Landmark financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of Landmark, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                       Page:  1 - 3
-------------------------------------------------------------------------
1.  Overview and Financial Analysis

    GENERAL OVERVIEW

The Bank, after the Reorganization, will be a federally chartered stock savings bank headquartered in Canajoharie, New York. The Bank maintains one branch office located in Montgomery County as follows:


                         FIGURE 1 - CURRENT BRANCH LIST

County                          Office                       Town
--------------------------------------------------------------------------------
Montgomery                      26 Church Street             Canajoharie


The branch distribution map follows:

                               FIGURE 2 - BRANCH MAP





                    [MAP OF MONTGOMERY COUNTY APPEARS HERE]






The Bank is regulated by the OTS. The Bank's deposits are insured up to the maximum by the Savings Association Insurance Fund ("SAIF") of the FDIC.

Conversion Valuation Appraisal Report                       Page:  1 - 4
-------------------------------------------------------------------------


The Bank was founded in 1925.  Additional notable events include:

                           Figure 3 - Historical Timeline

1925 The Canajoharie Building Savings and Loan Association was established. 1972 The Bank moved to its present location and purchased the building. 1984 The Bank converted from a manual posting system to a data processing system.
1992  Connecticut Online became the Bank's data processor.
1997 The Bank changed its name from Canajoharie Building Savings and Loan Association to Landmark Community Bank.

      The Bank initiated conversion from a mutual savings bank to a stock institution through a planned IPO.

As of March 31, 1997, the Bank had $11.3 million in assets, $10.2 million in deposits and $956 thousand in equity, or 8.44% of period end assets.

     STRATEGIC DIRECTION

The Bank has operated as a community oriented savings institution since inception, accepting retail consumer deposits and investing those funds in residential one-to-four family loans within its primary market area. To a significantly lesser extent, the Bank invests in home equity, home improvement, account, and commercial loans. The Bank's balance sheet has increased by 38.12% or $3.1 million from March 31, 1993 to March 31, 1997.

Since March 31, 1993, the asset mix has changed with total net loans increasing from $6.2 million, or 75.3% of total assets, to $9.4 million, or 82.9% of total assets, at March 31, 1997. During the same period of time, mortgage-backed and investment securities increased from $398 thousand or 4.85% of assets to $855 thousand or 7.55% of total assets at March 31, 1997.

On the liability side, deposits increased by $2.9 million, or 41.16%, from $7.3 million at March 31, 1993 to $10.2 million at March 31, 1997. Retained earnings increased by $146 thousand, or 18.02%, during the same period.

The overall objective is to build core deposits through existing and potential new branch locations.

Conversion Valuation Appraisal Report                       Page:  1 - 5
-------------------------------------------------------------------------


The Bank has retained a sharp focus on its local communities and remains committed to serve the communities in which it has a presence.

The Bank's loan portfolio is relatively one dimensional and the Bank adheres to a high level of underwriting standards.

The Bank's income, as a result of its traditional thrift emphasis, is heavily dependent on its interest rate spread and net interest margin. Non-interest income provides a very modest contribution to the Bank's bottom line, and operating expenses have been tightly controlled. As a result of the modest level of interest rate risk and competitive market pressures, the Bank has experienced a decrease in its interest rate spread and net interest margin during the last few years. Without balance sheet growth, Management believes that earnings will continue to stagnate and further decline, regardless of interest rate movements either up or down. As such, the strategic plan has the following major thrusts:

    1. Complete the public issuance to raise capital to fund growth opportunities and to strengthen the capital position of the Bank;
    2. Leverage the balance sheet to enhance net interest income and to fully utilize the Bank's cost structure;
    3. Target core deposit growth including the possibility of a de-novo branch;
    4.   Continue to emphasize real estate and consumer (primarily auto) loans.

To facilitate growth, the Bank plans to emphasize checking accounts on the deposit side and to expand its product mix on the asset side.

At March 31, 1997 the Bank had $235 thousand or 2.3% of total deposits in checking accounts and an additional $3.9 million or 37.92% in passbook accounts. To foster further growth, the Bank plans on expanding the commercial checking accounts.

The shift in the loan mix is reflective of the shortage of bankable assets and the availability of those types of loan products in the market that the Bank serves.

Conversion Valuation Appraisal Report                       Page:  1 - 6
-------------------------------------------------------------------------

     BALANCE SHEET TRENDS

Total assets declined through March 31, 1996, but increased in 1997 by 48.9%. The increase was internally generated loan growth of $3.9 million or 69.9%.


                   [Figure 4 - Asset and Retained Earnings Chart]


                                                                      At March 31,
                                                                    ----------------
                                             1993        1994        1995        1996        1997
                                             ----        ----        ----        ----        ----
                                                             (dollars in thousands)
Assets...................................   8,202       8,212       7,628       7,606        11,326

Retained Earnings........................     379         389         401         411           956


The actual and average balance sheet, as of March 31, 1997, and the average balance sheet for March 31, 1996 are shown in the following table. As the table illustrates, on an average basis, the Bank's net interest margin decreased from 4.08% in 1996 to 3.78% in 1997. The higher cost of funds during 1997 was due to the national CD program implemented to fund the loan growth.

                   Figure 5 - Average Yields and Costs


                                                                                Twelve Months Ended March 31,
                                                            At March 31        --------------------------------
                                                                1997                        1997
                                                      -----------------------  --------------------------------
                                                      Outstanding              Average    Interest
                                                        Balance    Yield/Rate  Balance  Earned/Paid  Yield/Rate
                                                      -----------  ----------  -------  -----------  ----------
Interest-earning assets:
 Loans receivable(1)..............................      $ 9,392       8.78%    $6,960     $  585        8.41%
 Mortgage-backed securites........................          257       8.97%       290         26        8.97%
 Investment securities............................          598       6.87%       393         27        6.87%
 FHLB stock.......................................           59       6.35%        61          4        6.56%
 Interest bearing deposits........................          120       6.50%       846         46        5.44%
                                                      -----------              -------  -----------
   Total interest-earning assets(1)...............      $10,426       8.62%     8,550        688        8.05%
                                                      -----------              -------  -----------

Interest-bearing liabilities:
 Interest-bearing checking........................          235       1.75%        63          1        1.59%
 Passbook accounts................................        3,584       3.00%     3,703        108        2.92%
 Certificate accounts.............................        6,120       5.70%     3,870        217        5.61%
                                                      -----------     -------  -------  -----------     -------
   Total interest bearing liabilities.............        9,939       4.62%     7,636        326        4.27%
                                                      -----------              -------  -----------
Net interest income...............................                                        $  362
                                                                                        -----------
                                                                                        -----------
Net interest rate spread..........................                    4.00%                             3.78%
                                                                   ----------                        ----------
                                                                   ----------                        ----------
Net earning assets................................      $   487                $  914
                                                      -----------              -------
                                                      -----------              -------
Net Yield on average interest-earnings assets.....                                          4.23%
                                                                                        -----------
                                                                                        -----------
Average interest-earning assets to average
 interest-bearing liabilities.....................                                           1.12x
                                                                                        -----------
                                                                                        -----------


                                                     Twelve Months Ended March 31,
                                                    --------------------------------
                                                                 1996
                                                    --------------------------------
                                                    Average    Interest
                                                    Balance  Earned/Paid  Yield/Rate
                                                    -------  -----------  ----------
Interest-earning assets:
 Loans receivable(1)..............................   $5,866     $ 516       8.80%
 Mortgage-backed securites........................      249        22       8.84%
 Investment securities............................      314        19       6.05%
 FHLB stock.......................................       64         5       7.81%
 Interest bearing deposits........................    1,178        60       5.09%
                                                    -------  -----------
   Total interest-earning assets(1)...............    7,671       622       8.11%
                                                    -------  -----------

Interest-bearing liabilities:
 Interest-bearing checking........................      --         --       0.00%
 Passbook accounts................................    4,185       126       3.01%
 Certificate accounts.............................    2,517       144       5.72%
                                                    -------  -----------    -------
   Total interest bearing liabilities.............    6,702       270       4.03%
                                                    -------  -----------
 Net interest income..............................              $ 352
                                                             -----------
                                                             -----------
Net interest rate spread..........................                          4.08%
                                                                          ---------
                                                                          ---------
Net earning assets................................   $  969
                                                    -------
                                                    -------
Net Yeild on average interest-earnings assets.....              4.59%
                                                             -----------
                                                             -----------
Average interest-earning assets to average
 interest-bearing liabilities.....................               1.14x
                                                             -----------
                                                             -----------

(1) Calculated net of deferred loan fees, loan discounts, loans in process and loss reserves.


Source: Offering Prospectus

The following table sets forth certain information concerning the financial position of the Bank at the dates indicated.

                      Figure 6 - Key Balance Sheet Data


                                                                         At March 31,
                                                  ----------------------------------------------------------
Selected Financial Condition Data                    1997        1996        1995        1994        1993
---------------------------------                 ----------  ----------  ----------  ----------  ----------
Total assets                                      $   11,326  $    7,606  $    7,628  $    8,212  $    8,200
Cash and cash equivalents                                709       1,351         881       1,495       1,413
Loans receivable, net                                  9,392       5,528       6,267       6,248       6,178
Trading account securities                                69           -           -           -           -
Mortgage-backed securities:
  Held to maturity                                       257         340         206         255         319
Investment securities:
  Held to maturity                                       200           -           -           -           -
  Available for sale                                     398         241         134           2          79
FHLB stock                                                59          64          64          64          61
Deposits                                              10,237       6,465       6,518       7,228       7,252
Advances by borrowers for taxes and insurance            107          95         155         148         127
Retained earnings - substantially restricted             956         411         401         389         379
Retained earnings - unrestricted                           -         582         506         435         431


Source:  Offering Prospectus

LOAN PORTFOLIO

At March 31, 1997, the Bank's loan portfolio consisted primarily (74.9%) of first mortgage loans secured by one-to-four family properties. To a much lesser extent, the Bank maintained a personal l portfolio, consisting primarily of auto loans, (16.2%) and a commercial lending portfolio (6.1%). March 31, 1997, the Bank's loan portfolio consisted primarily (74.9%) of first mortgage loans secured by one

                Figure 7 - Loan Mix as of March 31, 1997 Chart

                   One-to-four family                74.9%
                   Commercial loans                  6.1%
                   Property improvements              0.3%
                   Passbook loans                     2.4%
                   Personal loans                     16.2%


Source:  Offering Prospectus

As of March 31, 1997, the Bank had a total net loan portfolio of $9.4 million or 82.9% of period end assets.


               Figure 8 - Net Loans Receivable Chart

                                      At March 31,
                        ----------------------------------------------
                         1993      1994      1995      1996      1997
                        ------    ------    ------    ------    ------
                                  (dollars in thousands)

Low receivable, net     $6,178    $6,248    $6,267    $5,528    $9,392
Net loans to assets      75.0%     76.1%     82.2%     72.7%     82.9%

Source:  Offering Prospectus

The Bank decreased its reliance on one-to-four family during the fiscal year ending March 31, 1997, decreasing the ratio to total loans from 95.5% to 74.9%. The largest increases in the other portfolio elements occurred in personal loans.

                                 Figure 9 - Loan Mix

                                                                           At March 31,
                                       ------------------------------------------------------------------------------------
                                              1997                   1996                 1995                  1994
                                       ------------------    ------------------    ------------------    ------------------
                                           $         %           $          %          $         %           $          %
                                       --------    ------    --------    ------    --------    ------    --------    ------
                                                                      (Dollars in thousands)
Real Estate Loans:
  One-to-four family..............     $  7,185    74.93%    $  5,312    95.54%    $  6,218    95.59%    $  6,207    94.71%
Commercial........................          392     4.09%          --     0.00%          --     0.00%          --     0.00%
Construction or development.......           --     0.00%          --     0.00%          --     0.00%          --     0.00%
                                       --------    ------    --------    ------    --------    ------    --------    ------
  Total real estate loans.........        7,577    79.02%       5,312    95.54%       6,218     95.59%       6,207    94.71%
                                       --------    ------    --------    ------    --------    ------    --------    ------

Other Loans:
  Consumer Loans:
    Property improvement..........           30     0.31%          56     1.01%          45     0.69%         29      0.44%
    Passbook loans................          229     2.39%         123     2.21%         154     2.37%        105      1.60%
    Personal loans................        1,558    16.25%          69     1.24%          88     1.35%         99      1.51%
    Education loans...............           --     0.00%          --     0.00%          --     0.00%        114      1.74%
                                       --------    ------    --------    ------    --------    ------    --------    ------
  Total consumer loans............        1,817    18.95%         248     4.46%         287     4.41%        347      5.29%
Commercial business loans.........          195     2.03%          --     0.00%          --     0.00%         --      0.00%
                                       --------    ------    --------    ------    --------    ------    --------    ------
Total loans.......................        9,589   100.00%       5,560   100.00%       6,505   100.00%      6,554    100.00%

Less:
  Loans in process................          (87)                   --                   --
  Allowance for losses............         (110)                  (32)                 (32)                  (32)
                                       --------              --------              --------              --------
Total loans receivable, net.......     $  9,392              $  5,528              $  6,473              $ 6,502
                                       --------              --------              --------              -------
                                       --------              --------              --------              -------


Source:  Offering Prospectus

            SECURITIES

The total securities portfolio of the Bank increased from $398 thousand or 4.85% of total assets at March 31, 1993 to $855 thousand or 7.55% of total assets at March 31, 1997.

                            Figure 10 - Securities Chart



                                                   At March 31,

                                      1993     1994     1995     1996     1997
                                      ----     ----     ----     ----     ----
Investment Securities, AFS.........     79        2      134      241      398

MBS, HTM...........................    319      255      206      340      257

Investment Securities, HTM.........     --       --       --       --      200



Source:  Offering Prospectus
                                                   12

            INVESTMENTS AND MORTGAGE-
               BACKED SECURITIES


At 54.82%, the majority of the investment portfolio is classified as available-for-sale at March 31, 1997. However, the entire Mortgage-Backed Security portfolio is classified as held-to-maturity.

                     Figure 11 - Investment and Mortgage-Backed  Securities Mix



                                                                           At March 31
                                                          ------------------------------------------
                                                                 1997                     1996
                                                          --------------------    ------------------
                                                          Book        % of        Book       % of
                                                          Value       Total       Value      Total
                                                          -------     --------    -------    -------
                                                                      (Dollars in Thousands)


Investment securities held to maturity:
 Federal agency obligations...........................    $   200       27.55%    $    --      0.00%
Investment securities available for sale:
 U.S. Government securities...........................        398       54.82%         --      0.00%
 Federal agency obligations...........................         --        0.00%        200     65.57%
 Equity securities....................................         --        0.00%         41     13.44%
                                                          -------     --------    -------    -------
  Subtotal............................................        598       82.37%        241     79.02%
Trading account security..............................         69        9.50%         --      0.00%
FHLB stock............................................         59        8.13%         64     20.98%
                                                          -------     --------    -------    -------
 Total investment securities and FHLB stock...........    $   726      100.00%    $   305    100.00%
                                                          -------     --------    -------    -------
                                                          -------     --------    -------    -------


Average remaining life of debt securities.............    4.25 years              1.4 years

Other interest-earning assets:
 Interest-bearing deposits with banks.................    $   120      100.00%    $ 1,231    100.00%
 Federal funds sold...................................         --        0.00%         --      0.00%
                                                          -------     --------    -------    -------
  Total...............................................    $   120      100.00%    $ 1,231    100.00%
                                                          -------     --------    -------    -------
                                                          -------     --------    -------    -------


Mortgage-backed securities held to maturity
 GNMA.................................................    $   267      103.89%    $   351    103.24%
Mortgage-backed securities available for sale
 GNMA.................................................         --        0.00%         --      0.00%
Unamortized premium (discounts), net..................        (10)      -3.89%        (11)    -3.24%
                                                          -------     --------    -------    -------
 Total mortgage-backed securities.....................    $   257      100.00%    $   340    100.00%
                                                          -------     --------    -------    -------
                                                          -------     --------    -------    -------


Source:  Offering Prospectus

                           Figure 12 - Investment Portfolio Maturity




                                                                        As of March 31, 1997
                                         ----------------------------------------------------------------------------
                                         One Year     One to Five     Five to Ten     More than      Total Investment
                                          or Less        Years           Years        Ten Years          Securities
                                         --------     -----------     -----------     ---------     -----------------
                                           Book          Book            Book            Book         Book     Market
                                          Value         Value           Value           Value        Value      Value
                                         --------     -----------     -----------     ---------      -----     ------
                                                                       (Dollars in Thousands)


U.S. government securities........         $ --          $399             $--            $ --         $399       $398
Federal agency securities.........           --           100              --             100          200        197
Mortgage-backed securities........           --            16              29             212          257        248
                                         --------     -----------     -----------     --------       ------    ------
Total investment securities.......         $ --          $515             $29            $312         $856       $843
                                         --------     -----------     -----------     --------       ------    ------
                                         --------     -----------     -----------     --------       ------    ------
Weighted average yield............         0.00%         6.27%            8.04%         9.13%         7.37%     7.45%
                                         --------     -----------     -----------     --------       ------    ------
                                         --------     -----------     -----------     --------       ------    ------


Source: Offering Prospectus

            ASSET QUALITY


At March 31, 1997, the Bank had $47 thousand in non-performing loans and no REO.

                               Figure 13 - Non-Performing Assets Chart




                                                 Year Ended March 31,

                                      1997     1996     1995     1994     1993
                                      ----     ----     ----     ----     ----
                                                 (Dollars in thousands)

Non-Deferring Loans................    $47       $0       $0       $0       $0

Non-Deferring Loan to Period End
 Assets............................    .41%       0%       0%       0%       0%



Source:  Offering Prospectus

At March 31, 1997 the Bank's non-performing loans to total loans ratio was 0.49%. Total non-performing assets (non-accrual loans plus REO) to total asset ratio was 0.41%.

                           Figure 14 - Non-Performing Loans


                                                          At March 31, 1997
                                                          ($ in thousands)


Non-performing loans                                             $47
Real estate owned, net                                            $0
  Total non-performing assets                                    $47
Non-performing loans as a percentage of total loans            0.49%
Non-performing assets to total assets                          0.41%

Source:  Offering Prospectus

The Bank's allowance for loan and lease losses ("ALLL") remained level from 1993 to 1996. During the twelve months ending March 31, 1997, the ALLL increased $78 thousand to $110 thousand to be consistent with the loan growth during the same period. At March 31, 1997, the Bank's ratios of ALLL to loans was 1.17% and ALLL to total non-performing assets was 234.04%.

            Figure 15 - Allowance for Possible Loan and Lease Losses Chart


                                                    At March 31

                                      1993     1994     1995     1996     1997
                                      ----     ----     ----     ----     ----
                                                 (Dollars in thousands)

ALL................................    $31      $32      $32      $32     $110

ALL+NPA............................      0%       0%       0%       0%  235.32%


Source:  Offering Prospectus

            FUNDING COMPOSITION

Historically, the Bank has relied on specific product and price promotions to attract and retain deposits. As such, market interest rates and rates offered by competitive institutions significantly affect the Bank's ability to attract and retain deposits. For the twelve months ending March 31, 1997 the Bank's average deposit mix is as follows:

                               Figure 16 - Deposit Mix





                             Weighted          Amount                         Amount
Category                   Avg Interest        3/31/97          % of          3/31/96        % of
                               Rate           $ In 000's       Deposits      $ in 000's     Deposits
-------------------------------------------------------------------------------------------------------
Checking Accounts              1.75%          $     235            2.30%     $      --         0.00%

Passbook Accounts              3.00%              3,882           37.92%         3,683        56.97%

Total Core Deposits            2.93%              4,117           40.22%         3,683        56.97%

Certificate of Deposits        5.70%              6,120           59.78%         2,782        43.03%

-------------------------------------------------------------------------------------------------------
Total                          4.59%             10,237          100.00%     $   6,465        100.00%
--------------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

As the figure above highlights, the Bank is dependent on time deposits (certificates of deposit) which tend to be rate sensitive instruments.

Deposits, decreasing from 1993 to 1996, grew by $3.8 million during the twelve months ending March 31, 1997 due to the implementation of a national CD program and interest bearing checking.

                           Figure 17 - Deposit Trend Chart

                                                     At March 31,
                                       ---------------------------------------
                                        1993    1994    1995    1996     1997
                                       ------  ------  ------  ------  -------
                                               (Dollars in thousands)

Total Deposits ...................     $7,252  $7,228  $6,518  $6,465  $10,237
Borrowed Funds ...................     $    0  $    0  $    0  $    0  $     0

Source:  Offering Prospectus

                 Figure 18 - Time Deposits Maturity Schedule

                                        Total         Weighted        Percent
                                       Balance       Average Rate     of Total
                                       --------       ------------     --------
Certificate accounts maturing in
quarter ending:

June 30, 1997....................... $   370            5.07%           6.05%
September 30, 1997..................     544            5.11%           8.89%
December 31, 1997...................     728            5.45%          11.90%
March 31, 1998......................     234            5.56%           3.82%
June 30, 1998.......................     233            5.40%           3.81%
September 30, 1998..................   1,058            5.97%          17.29%
December 31, 1998...................     408            5.68%           6.67%
March 31, 1999......................     811            4.70%          13.25%
June 30, 1999.......................       1            5.25%           0.02%
September 30, 1999..................     135            5.97%           2.21%
December 31, 1999...................     192            5.92%           3.14%
March 31, 2000......................     605            6.39%           9.89%
June 30, 2000.......................     236            7.12%           3.86%
Thereafter..........................     565            6.69%           9.23%
                                     --------       ------------     --------
   Total............................ $ 6,120            5.70%         100.00%
                                     --------       ------------     --------
                                     --------       ------------     --------

Source:  Offering Prospectus

Almost one third, or 30.66% ,of all time deposits will mature during the next twelve months.

ASSET/LIABILITY MANAGEMENT

The Bank manages it's interest rate risk through normal balance sheet activities and does not utilize any hedging techniques or other capital market activities. At March 31, 1997, the Bank had a net portfolio value range as shown below for the various rate shocks. As the chart illustrates, the Bank's net portfolio value at all rate shocks is above the minimum leverage capital requirement (4% or $468 in capital).
                            Figure 19 - NPV analysis Chart

                    Interest Rate Sensitivity of Net Portfolio Value

                     -300bp  -200bp  -100bp     0bp  +100bp  +200bp  +300bp
                     ------  ------  ------  ------  ------  ------  ------
4% Capital             $468    $468    $468    $468    $468    $468    $468
Tangible Equity        $939    $939    $939    $939    $939    $939    $939
Net Portfolio Value  $1,148  $1,212  $1,340  $1,428  $1,457  $1,438  $1,392

Source: Calculated by the OTS utilizing March 31, 1997 data, as provided by the Bank.

NET WORTH AND CAPITAL

At March 31, 1997, the Bank had capital in excess of the minimum requirements for all three measures.

                             Figure 20 - Capital analysis

Regulatory Capital
  Position

                              March 31, 1997       Minimum of Range          Midpoint of Range               Maximum of Range
                           -------------------   -------------------   ----------------------------   ----------------------------
                           Amount   Percent of   Amount   Percent of   March 31, 1997   Adj. Assets   March 31, 1997   Adj. Assets
GAAP Capital...........    $  956      8.44%     $  956      7.94%         $  956           7.85%         $  956           7.75%
                           ------     -----      ------     ------         ------          ------         ------          ------
Tangible Capital:
  Capital Level........    $  955      8.43%     $1,668     13.86%         $1,817          14.91%         $1,966          15.94%
  Required.............    $  170      1.50%     $  181      1.50%         $  183           1.50%         $  185           1.50%
                           ------     -----      ------     ------         ------          ------         ------          ------
    Excess:............    $  785      6.93%     $1,487     12.36%         $1,634          13.41%         $1,781          14.44%
                           ------     -----      ------     ------         ------          ------         ------          ------
                           ------     -----      ------     ------         ------          ------         ------          ------

Core Capital:
  Capital Level........    $  955      8.43%     $1,668     13.86%         $1,817          14.91%         $1,966          15.94%
  Required.............    $  340      3.00%     $  361      3.00%         $  366           3.00%         $  370           3.00%
                           ------     -----      ------     ------         ------          ------         ------          ------
    Excess:............    $  615      5.43%     $1,307     10.86%         $1,451          11.91%         $1,596          12.94%
                           ------     -----      ------     ------         ------          ------         ------          ------
                           ------     -----      ------     ------         ------          ------         ------          ------

Risk-Based Capital:
  Capital Level........    $1,065    16.76%      $1,778     27.37%         $1,927          29.53%         $2,075          31.67%
  Required.............    %  508     8.00%      $  520      8.00%         $  522           8.00%         $  524           8.00%
                           ------     -----      ------     ------         ------          ------         ------          ------
    Excess:............    $  557     8.76%      $1,258     19.37%         $1,405          21.53%         $1,551          23.67%
                           ------     -----      ------     ------         ------          ------         ------          ------
                           ------     -----      ------     ------         ------          ------         ------          ------

Source:  Offering Prospectus and 3/31/97 TFR.

INCOME AND EXPENSE TRENDS

     The chart below shows the Bank's income for the past five fiscal years. The Bank, recognizing net income for each of the four years ending March 31, 1996, showed a net loss for the year ended March 31, 1997 of $36 thousand. The loss was attributable to the one time SAIF assessment of $43 thousand and the provision for loan and lease losses of $78 thousand.

                             Figure 21 - Net Income Chart

                                            For the Years Ended March 31,
                                       ---------------------------------------
                                        1993    1994    1995    1996     1997
                                       ------  ------  ------  ------  -------
                                               (Dollars in thousands)

Net Income                              $17     $14     $83      $85    $(36)
Net Margin                             3.42%   3.65%   4.52%    4.59%   4.23%

Source:  Offering Prospectus

As the following chart demonstrates, the Bank's positive spread and margin trends were reversed during the twelve month period ending March 31, 1997.

                         Figure 22 - Spread and Margin Chart

                                            For the Years Ended March 31,
                                       ---------------------------------------
                                        1993    1994    1995    1996     1997
                                       ------  ------  ------  ------  -------
Spread                                  3.34%   4.25%   4.18%   3.36%   3.04%
Margin                                  3.42%   3.65%   4.52%   4.59%   4.23%

Source:  Offering Prospectus

The increases in net interest income and reductions in non-interest expense caused profitability to increase for the fiscal years ending March 31, 1995 and 1996. The net loss for the period ending March 31, 1997 is due to increased non-interest expenses related to improved facilities and additional staffing required for future balance sheet growth.

                         Figure 23 - Income Statement Trends

                                                        Twelve months Ended March 31,
                                             --------------------------------------------------
                                              1997       1996       1995       1994       1993
                                             ------     ------     ------     ------     ------
Total interest income .................      $ 688      $ 622      $ 565      $ 560      $ 624
Total interest expense.................       (326)      (270)      (225)      (267)      (352)
                                             ------     ------     ------     ------     ------
  Net interest income..................        362        352        340        293        272

Provision for loan losses..............        (78)        --         --         --         --
                                             ------     ------     ------     ------     ------
Net interest income after provision
  for loan losses......................        284        352        340        293        272

Fees and service charges...............         29         10         14         19         15
Other non-interest income..............         67         --         --         --         --
                                             ------     ------     ------     ------     ------
Total non-interest income..............         96         10         14         19         15

Total non-interest expense.............       (434)      (239)      (242)      (294)      (263)
                                             ------     ------     ------     ------     ------
Income (loss) before taxes and
  extraordinary item...................        (54)       123        112         18         24
Income tax (provision) benefit.........         18        (38)       (29)        (4)        (7)
                                             ------     ------     ------     ------     ------
Net income (loss)......................      $ (36)     $  85      $  83      $  14      $  17
                                             ------     ------     ------     ------     ------
                                             ------     ------     ------     ------     ------

Source:  Offering Prospectus
                                      25

The above mentioned expenses caused the ROA and ROE to decrease sharply for the period ending March 31, 1997.




               For the Year Ended March 31,

            1993     1994    1995    1996    1997
          -------   ------   -----  -----   ------
ROA         .20%     .17%    1.07%  1.089%  (0.41)%

ROE        2.07%    1.68%    9.55%  8.83%   (3.67)%


Source:  Offering Prospectus

            SUBSIDIARIES

The Bank does not have any subsidiaries.


            LEGAL PROCEEDINGS

The Bank is not currently involved in any legal proceedings other than routine legal proceedings that occur in the ordinary course of business, which, in aggregate, involve amounts that are believed to be immaterial to the financial condition of the Bank.

2.  Market Area Analysis

    The Bank's immediate market area for deposits is defined as the town in which the Bank has branches. For presentation purposes, data for each demographic element has been aggregated for the towns that makes up the Target Market. The Target Market is defined as follows:

                           Figure 25 - Market Areas

            Target Counties                      Target Market

              Montgomery            Canajoharie, Minden, Mohawk, Palatine,
                                         Root/Glen, St. Johnsville




As the branch map on the next page demonstrates, the Target Market is geographically contiguous.

            BRANCH FACILITIES

The Bank has one branch office in Montgomery County, New York. It maintains its executive and administrative offices at 26 Church Street, Canajoharie, New York. The facility is owned by the Bank.

                           Figure 26 - Branch Facility Table

                     Branch Office                  Owned/Leased
                    ----------------------------------------------
                    26 Church Street, Canajoharie   Owned

            MARKET AREA DEMOGRAPHICS


For presentation purposes, data for each demographic element is aggregated for the towns that comprises the Target Market.

The following table summarizes the Target Market for this analysis:


                    Figure 27 - Target Market Table

         Target State:                             New York
        Target County(s):                         Montgomery
   Target Market (Census MCD's):       Canajoharie, Minden, Mohawk, Palatine,
                                           Root/Glen, St. Johnsville


                        Figure 28 - Market Area Map



                   [MAP OF MONTGOMERY COUNTY APPEARS HERE]



Source:  FinPro, Inc.
                                        29

Population Demographics


                    Figure 29 - Demographic Characteristics Table

                                                   DEMOGRAPHIC CHARACTERISTICS

                                      Historic               % of Total     Current            % of Total                 Percent
Target Market                          Count         Year     Historic        Count    Year      Current      Change       Change
-------------                         --------       ----     ---------     -------    ----    ----------     ------      -------

Area - square miles.................  22,255         '80                     22,472     '96                      217        0.98%
Total Population....................   7,741         '80                      8,296     '96                      555        7.17%
Total Households....................   5,968         '80                      6,049     '96                       81        1.36%
---------------------------------------------------------------------------------------------------------------------------
AGE
  0-5...............................   1,590         '80         7.14%        1,556     '96         6.92%        (34)      -2.14%
  6-14..............................   3,669         '80        16.49%        3,386     '96        15.07%       (283)      -7.71%
  15-24.............................   3,623         '80        16.28%        2,809     '96        12.50%       (814)     -22.47%
  25-34.............................   3,123         '80        14.03%        2,963     '96        13.19%       (160)      -5.12%
  35-44.............................   2,289         '80        10.29%        3,230     '96        14.37%        941       41.11%
  45-54.............................   2,275         '80        10.22%        2,748     '96        12.23%        473       20.79%
  55-64.............................   2,515         '80        11.30%        1,925     '96         8.57%       (590)     -23.46%
  65 +..............................   3,171         '80        14.25%        3,855     '96        17.15%        684       21.57%
  Median Age........................     193         '80                        221     '96                     27.8       14.37%
  Median Householder Age............      52         '80                         51     '96                     (0.3)      -0.61%
----------------------------------------------------------------------------------------------------------------------------
RACE
  White.............................  21,157         '90        98.13%       22,011     '96        97.95%        854        4.04%
  Black.............................      77         '90         0.36%           83     '96         0.37%          6        7.79%
  Indian............................      60         '90         0.28%           63     '96         0.28%          3        5.00%
  Asian.............................      73         '90         0.34%          100     '96         0.44%         27       36.99%
  Other.............................       9         '90         0.04%            9     '96         0.04%          0        0.00%
  Hispanic..........................     185         '90         0.86%          206     '96         0.92%         21       11.35%
----------------------------------------------------------------------------------------------------------------------------------
PERSONS PER HOUSEHOLD
  One..............................    1,758         '90        12.91%
  Two..............................    2,583         '90        18.96%
  Three............................    1,388         '90        10.19%
  Four or more.....................    7,892         '90        57.94%
Families as a % of Households......    77.1%         '80                      72.9%     '96                     -4.2%
------------------------------------------------------------------------------------------------------------------------------------
INCOME
  Less than $5,000..................                                              286    '96         3.45%
  $5,000 to $9,000..................                                              794    '96         9.57%
  $10,000 to $14,999................                                              790    '96         9.52%
  $15,000 to $24,999................                                            1,660    '96        20.01%
  $25,000 to $34,999................                                            1,477    '96        17.80%
  $35,000 to $49,999................                                            1,572    '96        18.95%
  $50,000 to $74,999................                                            1,253    '96        15.10%
  $75,000 or more...................                                              464    '96         5.59%
  Per Capital Income................    5,556         '80                      13,613    '96                    8,057      145.01%
  Median Household Income...........   16,405         '80                      35,308    '96                   18,903      115.23%
----------------------------------------------------------------------------------------------------------------------------------
OCCUPATION
  Managerial/professional...........    1,237         '90       13.65%
  Technical/sales/support...........    1,827         '90       20.17%
  Administrative/service corp.......    1,417         '90       15.64%
  Farming/foresting/fishing.........    1,099         '90       12.13%
  Production/craft/repair...........      764         '90        8.43%
  Operators/fabricators/laborers....    2,715         '90       29.97%
------------------------------------------------------------------------------------------------------------------------------------
EDUCATIONAL ATTAINMENT
  Less than High School.............    7,633         '90       38.87%
  High School Graduate..............    8,423         '90       42.90%
  Some College or Associates........    1,760         '90        8.96%
  Bachelors Degree..................    1,053         '90        5.36%
  Graduate of Professional Degree...      766         '90        3.90%

                                          30

                        Figure 30 - Housing Demographics Table


                                                                    Housing Characteristics


                                     Historic              % of Total     Current              % of Total                Percent
Target Market                          Count      Year      Historic       Count      Year       Current      Change      Change
-------------                        --------     ----     ----------     -------     ----     ----------     ------     -------

Total Housing Units...............      8,603     '90                       9,042      '96                     439        5.10%
  Vacant Units....................        715     '90         8.31%
  Rental Units....................      1,990     '90        23.13%
  Condo Units.....................          0     '90         0.00%
--------------------------------------------------------------------------------------------------------------------------------
AGE OF UNIT
  1 Yr or less....................        120     '90         1.39%
  2-5 Yrs.........................        414     '90         4.81%
  6-10 Yrs........................        302     '90         3.51%
  11-20 Yrs.......................      1,191     '90        13.83%
  21-30 Yrs.......................        790     '90         9.17%
  31-40 Yrs.......................        701     '90         8.14%
  41-50 Yrs.......................        511     '90         5.93%
  More than 50 Yrs................      4,583     '90        53.22%
  Median Year of Construction.....   1944.333     '90
--------------------------------------------------------------------------------------------------------------------------------
TENURE - YEARS LIVED IN UNIT
  1 Yr or less....................      1,057     '90        13.38%
  2-5 Yrs.........................      1,858     '90        23.53%
  6-10 Yrs........................      1,161     '90        14.70%
  11-20 Yrs.......................      1,664     '90        21.07%
  21-30 Yrs.......................        731     '90         9.26%
  More than 30 Yrs................      1,426     '90        18.06%
--------------------------------------------------------------------------------------------------------------------------------
ESTIMATED VALUE
  $100,000 or less................                                          3,388      '96       88.09%
  $100 - $200,000.................                                            432      '96       11.23%
  $200 - $300,000.................                                             17      '96        0.44%
  $300 - $400,000.................                                              5      '96        0.13%
  $400 - $500,000.................                                              0      '96        0.00%
  More than $500,000..............                                              4      '96        0.10%
  Median Value 1995...............                                        $53,977      '96


            MARKET AREA DEPOSIT
              CHARACTERISTICS

The State of New York has seen total deposits decrease by 2.82% over the time period from June 30, 1992 to June 30, 1996, decreasing from $389.0 billion to $378.0 billion over that same time period.

   Montgomery County during the same time decreased by 4.77% from $790.4 million at June 30, 1992 to $752.7 million at June 30, 1996.

    The Bank's deposits decreased by 12.2% over the same period (June 30, 1992 to June 30, 1996).

                   Figure 31 - Market Area Deposits Table

                                              1992                        1996
                                   --------------------------  --------------------------
                                     Branch                      Branch
($ in 000's)                          Count       Deposits        Count       Deposits         $ Growth        % Growth
---------------------------------  -----------  -------------  -----------  -------------  -----------------  -----------
NEW YORK
Commercial Banks.................       4,296     346,544,920       4,031     335,071,440        (11,473,480)      -3.31%
Thrifts..........................         471      28,267,574         410      25,558,699         (2,708,875)      -9.58%
Credit Unions....................         736      14,181,952         710      17,404,544          3,222,592       22.72%
                                        -----   -------------       -----   -------------  -----------------  -----------
Total............................       5,503     388,994,446       5,151     378,034,683        (10,959,763)      -2.82%
Landmark.........................           1           7,403           1           6,498               (905)     -12.22%

MONTGOMERY COUNTY
Commercial Banks.................          23         684,803          23         616,427            (68,376)      -9.98%
Thrifts..........................           3          91,293           3         119,470             28,177       30.86%
Credit Unions....................           1          14,300           1          16,821              2,521       17.63%
                                        -----   -------------       -----   -------------  -----------------  -----------
Total............................          27         790,396          27         752,718            (37,678)      -4.77%
Landmark.........................           1           7,403           1           6,498               (905)     -12.22%


Looking at the same data on a county level, the following highlights can be drawn for the county in which the Bank has a presence:

Montgomery County

-- Total deposits have decreased at almost twice the statewide rate, or $37.7 million or 4.8% to $752.7 million.

-- The total branch count has not changed which indicates that there were no new entrants or branch closures within the county.

-- Both thrifts and credit unions grew deposits while commercial banks experienced deposit runoff.

-- The countywide average branch size of $27.9 million is well below the state average of $73.4 million.

Individual Market Area

      The following table shows a five year deposit trend for all branch offices within this market area.


                          Figure 32 - Deposit Trends  Table
                                    ( $ in 000's )

                            Competition--Primary Market Branches


Institution             City             Address                    1992      1993      1994      1995      1996
--------------------    -------------    ---------------------    -------   -------   -------   -------   -------
CENTRAL NB-CANAJOHAR    CANAJOHARIE      24 CHURCH ST              75,615    58,980    59,931    78,231    60,412
CANAJOHARIE BS&LA       CANAJOHARIE      26 CHURCH ST               7,403     7,339     6,968     6,892     6,498
CENTRAL NB-CANAJOHAR    FONDA            BROADWAY AND MAIN ST      20,963    19,165    20,156    30,544    29,872
FLEET BK OF NY          FORT PLAIN       33 CANAL ST               23,849    21,449    17,590    17,450    16,744
CENTRAL NB-CANAJOHAR    FORT PLAIN       41 CANAL ST               32,193    19,939    19,729    20,171    21,815
AMSTERDAM SAVINGS BA    FORT PLAIN       19 RIVER ST               38,570    38,213    36,517    36,376    33,748
KEY BK OF NY            FULTONVILLE      MAIN AND BROAD ST         15,853    14,408    13,724    15,208    15,746
CENTRAL NB-CANAJOHAR    PALATINE BRIDGE  DUTCH TOWER PLAZA          9,733     9,239     9,326    10,090    11,112
CENTRAL NB-CANAJOHAR    ST JOHNSVILLE    ROUTE 5                   23,583    25,918    26,792    27,408    26,774
CENTRAL NB-CANAJOHAR    CHERRY VALLEY    MAINE AND LANCASTER       13,102    15,024    13,516    24,789    13,668
CENTRAL NB-CANAJOHAR    SHARON SPRINGS   ROUTES 10 AND 20 N        10,856    11,044    10,138     9,914    10,248
--------------------    ---------------  ----------------------   -------   -------   -------   -------   -------
Total                                                             271,720   240,718   234,386   277,073   246,637



      This table illustrates that there is a moderate level of competition for deposits in this market area, with 5 different institutions and 11 branches competing for $247 million in deposits. This has been a relatively stable market with no branch closures or new entrants over the last five years.

3.  Comparisons With Publicly Traded Thrifts

           INTRODUCTION

This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 424 public thrifts as of June 10, 1997. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.

           SELECTION SCREENS

The selection screens utilized to identify possible Comparables from the list of 424 public thrifts at June 10, 1997 included:

1. The institution has to be traded on either AMEX or NASDAQ to ensure liquidity. This eliminated tightly held and "pink sheet" organizations who lack liquidity.

2. The IPO date had to be on or before January 1, 1996, eliminating any new conversions.

3.  The total assets size has to be equal to or less than $100 million.

4.  The Conversion had to be a standard conversion.

Utilizing these screens, the 424 possibilities were narrowed down to 32 candidates. After scanning these candidates the following 22 institutions were eliminated from the Comparable Group for the reasons shown:



                                                                              Total
                                                                              Assets
                                                                              ($000)
Ticker     Short Name                         City                  State     Mst RctQ
------     ----------                         ----                  -----     --------
Eliminated for Acquisition Activity
-----------------------------------

GWBC       Gateway Bancorp Inc.               Catlettsburg           KY        65,806
GLBK       Glendale Co-Operative Bank         Everett                MA        36,927
CZF        CitiSave Financial Corp            Baton Rouge            LA        74,942

Eliminated by Size
------------------
MSBF       MSB Financial Inc.                 Marshall               MI        75,630
HZFS       Horizon Financial Svcs Corp.       Oskaloosa              IA        78,368
SOBI       Sobieski Bancorp Inc.              South Bend             IN        79,080
LOGN       Logansport Financial Corp.         Logansport             IN        79,298
PCBC       Perry County Financial Corp.       Perryville             MO        79,714
HHFC       Harvest Home Financial Corp.       Cheviot                OH        83,103
SFFC       StateFed Financial Corp.           Des Moines             IA        85,282
TRIC       Tri-County Bancorp Inc.            Torrington             WY        85,975
GUPB       GFSB Bancorp Inc.                  Gallup                 NM        86,911
CCFH       CCF Holding Company                Jonesboro              GA        86,940
GFSB       GFS Bancorp Inc.                   Grinnell               IA        88,154
KYF        Kentucky First Bancorp Inc.        Cynthiana              KY        88,923
THR        Three Rivers Financial Corp.       Three Rivers           MI        91,165
INCB       Indiana Community Bank SB          Lebanon                IN        91,329
SZB        SouthFirst Bancshares Inc.         Sylacauga              AL        92,910
FFBI       First Financial Bancorp Inc.       Belvidere              IL        93,156
FTSB       Fort Thomas Financial Corp.        Fort Thomas            KY        94,681
NWEQ       Northwest Equity Corp.             Amery                  WI        95,097
CIBI       Community Investors Bancorp        Bucyrus                OH        97,446


This resulted in a Comparable Group of 10 institutions.



                                                                                                                     Total
                                                                              Number                                 Assets
                                                                                of                   Conversion      ($000)
Ticker     Short Name                         City                  State     Offices     IPO Date   Type            Mst RctQ
------     ----------                         ----                  -----     -------     --------   ----             --------


JOAC       Joachim Bancorp Inc.               De Soto                 MO         1         12/28/95  Regular          35,656
HBBI       Home Building Bancorp              Washington              IN         2         02/08/95  Regular          46,804
CSBF       CSB Financial Group Inc.           Centralia               IL         2         10/09/95  Regular          47,996
MCBN       Mid-Coast Bancorp Inc.             Waldoboro               ME         2         11/02/89  Regular          57,838
NSLB       NS&L Bancorp Inc.                  Neosho                  MO         2         06/08/95  Regular          58,089
CKFB       CKF Bancorp Inc.                   Danville                KY         1         01/04/95  Regular          60,197
ALBC       Albion Banc Corp.                  Albion                  NY         2         07/26/93  Regular          66,316
MIVI       Mississippi View Holding Co.       Little Falls            MN         1         03/24/95  Regular          69,755
ATSB       AmTrust Capital Corp.              Peru                    IN         2         03/28/95  Regular          71,031
SCCB       S. Carolina Community Bancshrs     Winnsboro                SC         3         07/07/94  Regular          46,412


           SELECTION CRITERIA

To be eligible for selection to the Comparable Group, thrifts had to be publicly traded on either the American Stock Exchange or traded on the national over-the-counter ("OTC") markets listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. Each company selected is a member of one of the exchanges listed above.

Also excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Finally, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

The members of the Comparable Group were selected based upon the following criteria:

    1.   Liquidity of the issue

    2.   Asset size

    3.   Profitability

    4.   Capital level

    5.   Asset mix

    6.   Operating strategy

    7.   Date of conversion

1. Liquidity of the Issue     The existence of an active and regular trading
market for a stock is critical to the reliability of share price data. Weak or thinly traded stocks are questionable due to an irregular frequency of trades or highly varied trading prices. Thinly traded stocks also tend to exhibit a very wide bid/ask range. As such, companies exhibiting thin liquidity were excluded from the selection. Also, institutions involved in an acquisition and/or companies with market prices that appear to be influenced by announced or rumored acquisitions have been excluded as the stock prices could be either artificially high or low. For selection of the Comparable Group, only those institutions listed on AMEX or NASDAQ were selected. The Bank has never issued capital stock to the public and due to the relatively small size of the offering, it is unlikely that an active and liquid trading market will develop or be maintained. The members of the Comparable Group are all listed on the NASDAQ.

2. Asset size     The Comparable Group should have a similar asset size to
the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The asset size range of the Comparable Group was from $35.7 million to $71.0 million, which all fall within the peer range of less than $100 million. The Bank's asset size was $11.3 million as of March 31, 1997.

3. Profitability     The Comparable Group should have similar financial
conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAs averaging .81% and ROEs averaging 5.09% for the most recent quarter available. The Comparable Group profitability measures had a wide dispersion about the mean with the ROA measure ranging from a low of 0.42% to a high of 1.21% while the ROE measure ranged from a low of 1.90% to a high of 9.16%.

4. Capital level     The Comparable Group should have a capital level similar
to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in the same range as the Bank were selected. The average equity to assets ratio for the Comparable Group was 18.16% with a high of 28.98% and a low of 8.60%. At March 31, 1997, the Bank had an equity to assets ratio of 8.43%.

5. Asset Mix     The asset mix is very important in the selection criteria
for Comparables. At March 31, 1997, the Bank had a total net loan to asset ratio of 82.92%. The average loans to assets ratio for the Comparables was 69.98% which is lower than the Bank's ratio. The Comparable Group had a low of 55.13% and a high of 89.94% in terms of loans to assets.

6. Operating strategy     An institution's operating characteristics are
important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

7. Date of conversion     Recent conversions, those completed after December
31, 1995, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds.
 Additionally, new issues tend to trade at a discount to the market averages.

           COMPARABLE GROUP PROFILES

   -  Joachim Bancorp Inc.  JOAC is a SAIF insured institution that operates
      1 office and is headquartered in DeSoto, Missouri. Joachim is smallest bankcs in the Comparable Group ($35.7 million in assets) but has the highest capital level with an equity to assets ratio of 28.98%. JOAC was selected to the Comparable Group based on its asset size, lack of intangibles, dependence on net interest income, low level of non-interest income, l ow level of non-performing assets, solid margin, lack of borrowings and high loan to asset ratio.

   - Home Building Bancorp. HBBI is a SAIF insured, Indiana institution that operates 2 branches. HBBI had assets of $46.8 million and had the third highest ROE, 6.78%, of the Comparable Group. HBBI was included in the Comparable Group based on its asset size, lack ointangibles, high deposits to assets, solid asset yield, dependence on net interest income income, low level of sets, similar capital levels asset ratio.

- CSB Financial Group Inc. CSBF is a SAIF insured institution that operates 2 branches located in Centralia, Illinois. CSBF had the lowest ROE, 1.90%, primarily due to the lowest asset yield of the Comparable Group, 6.04%, and the lowest net interest margin, 2.80%. CSBF had total assets of $48 million. It was selected as a comparable based on its asset size, dependence on net interest income, low level of non-interest income, high efficiency ratio, low level of non-performing assets and moderate loan to asset ratio.

  -  Mid-Coast Bancorp Inc.   MCBN, a Maine institution with 2 branches, is
     a SAIF insured institution with $57.8 million in assets. MCBN had the highest level of borrowings, 17.62%, and the lowest equity to assets ratio, 8.60%. MCBN was included in the Comparable Group based on its asset size, lack of intangibles, dependence on net interest income, high loan loss reserve to non-performing loans ratio, low level of non-interest income, solid margin, low level of non-performing assets and high loan to asset ratintangibles, solid reserve levels, dependence on net non-interest income, low level of non-performing assets and moderate loan to asset ratio.

   - NS&L Bancorp Inc.   NSLB is a SAIF insured institution with $58.1 million
     in assets and 2 branches located in Missouri. NSLB had the lowest level of loans (55.13%) to assets of the Comparable Group. NS&L was included with the Comparable Group based on its asset size, lack of intangibles, solid reserve levels, dependence on net interest income, low level of non-interest income, low level of non-performing assets and moderate loan to asset ratio.

   - CKF Bancorp Inc.    CKFB is a SAIF insured institution that had total
     assets of $60.2 million and operates 1 office in Kentucky. CKFB had the highest loan to asset ratio based on its asset size, lack of intangibles, modest non-interest income, low level of non-performing loans and high loan to asset ratio.

  - Albion Banc Corp. ALBC is a SAIF insured thrift that operates 2 branches in New York state and has $66 million in assets, the third largest in the Comparable Group. ALBC had the second highest ROE, 7.68%, in the Comparable Group. ALBC was selected based on its asset size, lack of intangibles, dependence on net interest income, solid reserves, low level of of non-performing assets and high loan to asset ratio.

  -  Mississippi View Holding Company Co.    MIVI is a SAIF insured thrift
     that operates 1 office in Minnesota and is $69.8 million in assets.
     MIVI has the highest deposit to asset ratio, 80.20%, the highest ALLL/NPL ratio, 772.32%, and the third highest ROA, 1.02%. MVI was selected based on its asset size, lack of intangibles, dependence on net interest income, strong level of reserves, low level of non-interest income, high reserves to non-performing loans, low level of non-performing assets and high loan to asset ratio.

  - AmTrust Capital Corp. ATSB is a is a SAIF insured institution that operates 2 branches in Indiana and is $71 million in assets, the largest in the Comparable Group. ATSB had the second highest noninterest expense, 4.30%, and the second highest efficiency ratio, 85.66%, in the Comparable Group. ATSB was selected based on its asset size, dependence on net interest income, low level of non-interest income, similar capital levels, low level of performing assets, high efficiency ratio and high loan to asset ratio.

  -  S. Carolina Community Bancshares    SCCB is a SAIF insured institution
     that had total assets of $46.4 million and operates 3 branches, the most in the Comparable Group, in South Carolina. SCCB had the second highest ROA, 1.05%, because it had the second highest asset yield, 7.54%, in the the Comparable Group. SCCB was included in the Comparable Group based on its asset size, lack of intangibles, dependence on net interest income, low level of non-interest income, high yield on earning assets, low level of non-performing assets and high loan to asset ratio.

All data presented in figures 33 through 43 is from SNL Securities utilizing the most recent quarter for balance sheet related items and for income statement related items. All data for the Bank is from the prospectus or the audited financials. The market pricing data for the Comparables is as of June 10, 1997.

                        Figure 33 - Key Financial Indicators


                          The Bank and the Comparable Group


                                        The Bank at        Comparable Group
                                       March 31, 1997      Quarter Average
                                                             (Most Recent
                                                               Quarter)
                                       --------------      ----------------

Balance Sheet Data


Gross Loans to Deposits                    0.9367               94.65%

Total Net Loans to Assets                  0.8293               69.98%

Deposits to Assets                         0.9039               74.27%

Borrowed Funds to Assets                   0.00%                 6.55%

Balance Sheet Growth

Asset Growth Rate                          0.489                 4.81%

Loan Growth Rate                          0.6991                 2.25%

Deposit Growth Rate                       0.5835                 7.39%

Capital

Equity to Assets                          0.0843                18.16%

Tangible Equity to Assets                 0.0843                18.04%

Intangible Assets to Equity                 0.00%                 .68%

Regulatory Core Capital to Assets         0.0843                16.76%

Equity + Reserves to Assets               0.0941                18.61%

Total Capital to Risk Adjusted Assets     0.1676                34.20%

                                          The Bank            Comparable Group
                                          --------            ----------------

Asset Quality

Non-Performing Loans to Loans              0.0049                    .94%

Reserves to Non-Performing Loans           2.3404                 161.55%

Non-Performing Assets to Assets            0.0041                    .92%

Non-Performing Assets to Equity            0.0492                   6.37%

Reserves to Loans                          0.0117                    .64%

Reserves to Non-Performing Assets
+ 90 Days Del.                             2.3404                 102.22%

Profitability

Return on Average Assets                   0.0041                    .81%

Return on Average Equity                   0.0367                   5.09%

Income Statement

Net Interest Margin                        0.0423                   3.60%

Interest Income to Average Assets          0.0727                   7.25%

Interest Expense to Average Assets         0.0344                   3.77%

Net Interest Income to Average Assets      0.0382                   3.49%

Noninterest Income to Average Assets       0.0101                   0.29%

Noninterest Expense to Average Assets      0.0458                   2.55%

Efficiency Ratio                           0.9476                  67.82%

Overhead Ratio                             0.9337                  65.42%

Source:  The Bank Offering Prospectus, FinPro calculations and SNL Securities
Note: - All Profitability and Income Ratios for Landmark include the one time SAIF assessment. As a result, some of the ratios may be misrepresentative of true earnings and profitability.
Note:  All of the Bank data is for the fiscal year ending March 31,1997.
Note:  All of the Comparable data is as of the most recent quarter.

                         Figure 34 - Comparable Corporate Data


                                                         Corporate
                                         ------------------------------------------------------------------------------------------
                                                                                                             Deposit
                                                                                    Number                  Insurance
                                                                                      of                      Agency     Conversion
Ticker          Short Name                  Exchange        City          State      Offices    IPO Date     (BIF/SAIF)      Type
---------------------------------------  ------------------------------------------------------------------------------------------
        Comparable Thrift Date
JOAC    Joachim Bancorp Inc.             NASDAQ        De Soto           MO           1       12/28/95     SAIF       Regular
HBBI    Home Building Bancorp            NASDAQ        Washington        IN           2       02/08/95     SAIF       Regular
CSBF    CSB Financial Group Inc.         NASDAQ        Centralia         IL           2       10/09/95     SAIF       Regular
MCBN    Mid-Coast Bancorp Inc.           NASDAQ        Waldoboro         ME           2       11/02/89     SAIF       Regular
NSLB    NS&L Bancorp Inc.                NASDAQ        Neosho            MO           2       06/03/95     SAIF       Regular
CKFB    CKF Bancorp Inc.                 NASDAQ        Danville          KY           1       01/04/95     SAIF       Regular
ALBC    Albion Banc Corp.                NASDAQ        Albion            NY           2       07/26/93     SAIF       Regular
MIVI    Mississippi View Holding Co.     NASDAQ        Little Falls      MN           1       03/24/95     SAIF       Regular
ATSB    AmTrust Capital Corp.            NASDAQ        Peru              IN           2       03/28/95     SAIF       Regular
SCCB    S. Carolina Community Bancshrs   NASDAQ        Winnsboro         SC           3       07/07/94     SAIF       Regular

-----------------------------------------------------------------------------------------------------------------------------------
        Average                                                                                                                  10
        Maximum
        Minimum

Source:  SNL Securities

Selected balance sheet ratios for the Comparable Group are shown in the following table:

                      Figure 35 - Comparable Key Financial Data

                                               Key Financial Date as of the Most Recent Quarter
                                        ------------------------------------------------------------
                                             Total     Loans/     Loans/    Deposits/  Borrowings/
                                            Assets    Deposits   Deposits    Assets      Assets
Ticker       Short Name                     ($000)      (%)        (%)        (%)          (%)
------       ----------                     ------    --------   --------   ---------  -------------
         Comparable Thrift Data

JOAC    Joachini Bancorp Inc.               35,656     96.06      66.88       69.62        0.00

HBBI    Home Building Bancorp               46,804     76.19      60.41       79.29        7.91

CSBF    CSB Financial Group Inc.            47,996     77.10      57.40       75.45        0.00

MCBN    Mid-Coast Bancorp Inc.              57,838    113.92      83.59       73.38       17.62

NSLB    NS&L Bancorp Inc.                   58,089     75.11      55.13       73.40        5.16

CKFB    CKF Bancorp Corp.                   60,197    126.34      89.94       71.19        3.73

ALBC    Albion Banc Inc.                    66,316     96.00      72.82       75.86       13.98

MIVI    Mississippi View Holding Co.        69,755     80.25      64.36       80.20        0.00

ATSB    AmTrust Capital Corp..              71,031     99.62      71.64       71.92       17.12

SCCB    S. Carolina Community Bancshrs      46,412    105.88      77.65       73.34        0.00
                                        ------------------------------------------------------------
        Average                             56,009     94.65      69.98       74.27        6.55

        Maximum                             71,031    126.34      89.94       80.20       17.62

        Minimum                             35,656     75.11      55.13       69.62        0.00


CAPITAL DATA

                         Figure 36 - Comparable Capital Data


                                                               Capital as of the Most Recent Quarter
                                            ----------------------------------------------------------------------------------
                                                         Tangible                    Regulatory    Equity +     Total Capital/
                                              Equity/     Equity/      Intangible     Core Cap/    Reserves/    Risk Adjusted
                                              Assets    Tang Assets      Assets/       Assets       Assets        Assets
Ticker            Short Name                   (%)        (%)           Equity         (%)         (%)           (%)
------   --------------------------------   ----------  -----------    -----------   ----------   ----------    --------------
            Comparable Thrift Data

JOAC     Joachim Bancorp Inc.                 28.98        28.98          0.00          22.70        29.19           46.70
HBBI     Home Building Bancorp                12.07        12.07          0.00           9.57        12.24           20.62
CSBF     CSB Financial Group Inc.             25.07        23.98          5.74          25.61        25.38           55.70
MCBN     Mid-Coast Bancorp Inc.                8.60         8.60          0.00           8.53         9.11           15.24
NSLB     NS&L Bancorp Inc.                    19.92        19.92          0.00          15.00        20.00           35.40
CKFB     CKF Bancorp Inc.                     23.68        23.68          0.00          20.31        23.86           35.60
ALBC     Albion Banc Corp.                     8.90         8.90          0.00             NA         9.38              NA
MIVI     Mississippi View Holding Co.         18.26        18.26          0.00          15.74        19.50           33.06
ATSB     AmTrust Capital Corp.                10.17        10.07          1.07          10.20        10.83           16.58
SCCB     S. Carolina Community Bancshers      25.96        25.96          0.00          23.20        26.59           48.90
                                            ---------   ----------     ----------    ----------   ---------     ---------------
         Average                              18.16        18.04          0.68          16.76        18.61           34.20
         Maximum                              28.98        28.98          5.74          25.61        29.19           55.70
         Minimum                               8.60         8.60          0.00           8.53         9.11           15.24


Source:  SNL Securities

ASSET QUALITY DATA

                      Figure 37 - Comparable Asset Quality Data



                                              Asset Quality as of The Most Recent Quarter
                                        ------------------------------------------------------
                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/
                                        Loans     NPLs    Assets  Equity    Loans    NPAs + 90
Ticker           Short Name              (%)      (%)       (%)     (%)      (%)        (%)
------  ------------------------------  -----  ---------  ------  ------  ---------  ---------
           Comparable Thrift Data
JOAC    Joachim Bancorp Inc.             0.49     63.25    0.68     2.35     0.31       30.45
HBBI    Home Building Bancorp            0.86     32.51    0.52     4.30     0.28       32.51
CSBF    CSB Financial Group Inc.           NA        NA      NA       NA     0.53       41.29
MCBN    Mid-Coast Bancorp Inc.           0.29    212.95    0.40     4.62     0.61      128.70
NSLB    NS&L Bancorp Inc.                0.00        NA    0.00     0.00     0.13      127.27
CKFB    CKF Bancorp Inc.                 0.64     30.66    0.89     3.75     0.20       12.02
ALBC    Albion Banc Corp.                0.63    104.30      NA       NA     0.65          NA
MIVI    Mississippi View Holding Co.     0.25    772.32    0.21     1.15     1.93      488.70
ATSB    AmTrust Capital Corp.            3.66     25.47    2.84    27.96     0.93       23.48
SCCB    S. Carolina Community Bancshrs   1.60     50.96    1.78     6.85     0.81       35.52
                                        -----  ---------  ------  ------  ---------  ---------
        Average                          0.94    161.55    0.92     6.37     0.64      102.22
        Maximum                          3.66    772.32    2.84    27.96     1.93      488.70
        Minimum                          0.00     25.47    0.00     0.00     0.13       12.02

Source:  SNL Securities

PROFITABILITY DATA

                      Figure 38 - Comparable Profitability Data



                            Profitability as of The Most Recent Quarter
                            -------------------------------------------
                                     Return on        Return on
                                     Avg Assets       Avg Equity
Ticker       Short Name                 (%)              (%)
-----------------------------------------------------------------------
      Comparable Thrift Data


JOAC  Joachim Bancorp Inc.              0.63              2.13
HBBI  Home Building Bancorp             0.83              6.78
CSBF  CSB Financial Group Inc.          0.48              1.90
MCBN  Mid-Coast Bancorp Inc.            0.87              9.16
NSLB  NS&L Bancorp Inc.                 0.86              4.19
CKFB  CKF Bancorp Inc.                  1.21              4.96
ALBC  Albion Banc Corp.                 0.69              7.68
MIVI  Mississippi View Holding Co.      1.02              5.89
ATSB  AmTrust Capital Corp.             0.42              4.16
SCCB  S. Carolina Community Bancshrs    1.05              4.04
                                       -----              ----
      Average                           0.81              5.09
      Maximum                           1.21              9.16
      Minimum                           0.42              1.90

Source:  SNL Securities

INCOME STATEMENT DATA

                     Figure 39 - Comparable Income Statement Data



                                                Income Statement as of The Most Recent Quarter
                                      ----------------------------------------------------------------
                                          Net         Interest         Interest       Net Interest
                                       Interest        Income/         Expense/          Income/
                                        Margin       Avg Assets       Avg Assets       Avg Assets
 Ticker    Short Name                     (%)            (%)              (%)              (%)
---------  ----------------------     -----------  ---------------  ---------------  ---------------  ---
           Comparable Thrift Data

JOAC       Joachim Bancorp Inc....        4.25           7.11             2.95             4.16
HBBI       Home Building Bancorp..        3.51           7.49             4.12             3.37
CSBF       CSB Financial Group
             Inc..................        2.80           6.04             3.33             2.71
MCBN       Mid-Coast Bancorp Inc..        4.29           8.34             4.38             3.96
NLSB       NS&L Bancorp Inc.......        3.15           6.55             3.48             3.07
CKFB       CKF Bancorp Inc........        3.72           7.41             3.75             3.65
ALBC       Albion Banc Corp.......        3.51           7.49             4.13             3.37
MIVI       Mississippi View
             Holding Co...........        3.85           7.53             3.64             3.89
ATSB       AmTrust Capital Corp...        2.85           7.03             4.30             2.73
SCCB       S. Carolina Community
             Banchrs..............        4.03           7.54             3.60             3.94
                                      -----------  ---------------  ---------------  ---------------
           Average................        3.60           7.25             3.77             3.49
           Maximum................        4.29           8.34             4.38             4.16
           Minimum................        2.80           6.04             2.95             2.71





                                   NonInterest     Noninterest
                                     Income/        Expense/       Efficiency    Overhead
                                   Avg Assets      Avg Assets         Ratio        Ratio
 Ticker    Short Name                  (%)             (%)             (%)          (%)
---------  ---------------------- -------------  ---------------  ------------  -----------
           Comparable Thrift Data

JOAC       Joachim Bancorp Inc....     0.15            2.96           68.77        67.66
HBBI       Home Building Bancorp..     0.28            2.36           64.51        61.56
CSBF       CSB Financial Group
             Inc..................     0.23            2.65           86.04        84.83
MCBN       Mid-Coast Bancorp Inc..     0.34            2.95           68.50        65.82
NLSB       NS&L Bancorp Inc.......     0.32            2.27           66.80        63.31
CKFB       CKF Bancorp Inc........     0.10            1.92           43.62        42.08
ALBC       Albion Banc Corp.......     0.49            2.76           76.86        73.50
MIVI       Mississippi View
             Holding Co...........     0.23            2.34           56.76        54.22
ATSB       AmTrust Capital Corp...     0.47            2.74           85.66        83.20
SCCB       S. Carolina Community
             Banchrs..............     0.27            2.56           60.70        58.02
                                  -------------  ---------------  ------------  -----------
           Average................     0.29            2.55           67.82        65.42
           Maximum................     0.49            2.96           86.04        84.83
           Minimum................     0.10            1.92           43.62        42.08


Source:  SNL Securities

GROWTH DATA

                          Figure 40 - Comparable Growth Data

                                      Balance Sheet Growth as of The Most
                                                Recent Quarter
                                      -----------------------------------
                                       Asset         Loan         Deposit
                                      Growth        Growth        Growth
                                       Rate          Rate          Rate
Ticker       Short Name                 (%)           (%)           (%)
-------------------------------------------------------------------------
         Comparable Thrift Data
JOAC  Joachim Bancorp Inc.              6.22        (4.27)          12.65
HBBI  Home Building Bancorp            20.11        (2.40)          27.10
CSBF  CSB Financial Group Inc.          3.95        (4.04)           4.52
MCBN  Mid-Coast Bancorp Inc.           13.45        19.25           (1.97)
NSLB  NS&L Bancorp Inc.                (2.09)        4.80            2.31
CKFB  CKF Bancorp Inc.                  1.30         6.40             .20
ALBC  Albion Banc Corp.                10.72         1.25           14.96
MIVI  Mississippi View Holding Co.     (3.26)        1.41           (2.83)
ATSB  AmTrust Capital Corp.            (6.58)       (2.97)          10.48
SCCB  S. Carolina Community Bancshrs    4.29         3.05            6.45
                                       ------       ------          ------
      Average                           4.81         2.25            7.39
      Maximum                          20.11        19.25           27.10
      Minimum                          (6.58)       (4.27)          (2.83)

Source:  SNL Securities

MARKET CAPITALIZATION DATA

                  Figure 41 - Comparable Market Capitalization Data

                                                                         MARKET CAPITALIZATION
                                            --------------------------------------------------------------------------------
                                                                                             MRQ PUBLICLY     MRQ TANGIBLE
                                            MRQ MARKET    MRQ PRICE     MRQ PRICE  MRQ PRICE   REPORTED BOOK    PUBLICLY REP
TICKER               SHORT NAME               VALUE ($)  PER SHARE ($)   HIGH ($)   LOW ($)      VALUE ($)      BOOK VALUE ($)
---------  -------------------------------  -----------  -----------    ---------  ---------  ---------------  ---------------
           Comparable Thrift Data

JOAC       Joachim Bancorp Inc............       11.22       14.000        14.625     14.000         13.59            13.59
HBBI       Home Building Bancorp..........        6.54       21.000        21.000     18.500         19.88            19.88
CSBF       CSBF Financial Group Inc.......       11.77       11.375        11.375     10.000         12.78            12.05
MCBN       Mid-Coast Bancorp Inc..........        4.49       19.000        19.938     18.000         21.61            21.61
NSLB       NS&L Bancorp Inc...............       11.67       16.375        16.750     13.625         16.36            16.36
CKFB       CKF Bancorp Inc................       17.85       18.000        20.250     17.500         16.59            16.59
ALBC       Albion Banc Corp...............        6.05       18.500        19.000     16.500         23.62            23.62
MIVI       Mississippi View Holding Co....       11.97       15.250        15.500     12.000         15.55            15.55
ATSB       Am Trust Capital Corp..........        6.71       12.125        12.250     10.000         13.72            13.57
SCCB       S. Carolina Community
           Bancshrs.......................       13.29       19.000        20.500     15.000         17.11            17.11
           -------------------------------  -----------  -----------    ---------  ---------  ---------------  ---------------
           Average                               10.16        16.46         17.12      14.51         17.08            16.99
           Maximum                               17.85        21.00         21.00      18.50         23.62            23.62
           Minimum                                4.49        11.38         11.38      10.00         12.78            12.05

Source:  SNL Securities

DIVIDEND DATA

                         Figure 42 - Comparable Dividend Data

                                                    Dividends
                                            ------------------------
                                               Current  LTM Dividend
                                              Dividend    Payout
                                                Yield      Ratio
Ticker            Short Name                      ($)        (%)
--------   ---------------------------      ----------- ------------
           Comparable Thrift Data
JOAC       Joachim Bancorp Inc.               3.390        200.00
HBBI       Home Building Bancorp              1.429         96.77
CSBF       CSB Financial Group Inc.           0.000          0.00
MCBN       Mid-Coast Bancorp Inc.             2.667         54.84
NSLB       NS&L Bancorp Inc.                  3.030        113.64
CKFB       CKF Bancorp Inc.                   2.286        165.52
ALBC       Albion Banc Corp.                  1.348        140.91
MIVI       Mississippi View Holding Co.       1.094         41.38
ATSB       AmTrust Capital Corp.              1.569         11.36
SCCB       S. Carolina Community Bancshrs     3.179        111.11
                                            ----------- -----------

           Average                             2.00         93.55
           Maximum                             3.39        200.00
           Minimum                             0.00          0.00


Source:  SNL Securities

PRICING DATA

                         Figure 43 - Comparable Pricing Data


                                                                   Current Pricing Data as of 6/10/97
                                               -------------------------------------------------------------------------
                                                   Price/                                       Price/       Price/Tang
                                                    LTM        Price/    Price/     Price/   Publicly Rep   Publicly Rep
                                                  Core EPS     Assets   Earnings   LTM EPS    Book Value     Book Value

Ticker          Short Name                          (x)        (%)       (x)        (x)          (%)            (%)
------  ----------------------------------     -------------------------------------------------------------------------
           Comparable Thrift Data

JOAC     Joachim Bancorp Inc.                        37.82      31.46      52.68     59.00        108.54         108.54
HBBI     Home Building Bancorp                       28.00      13.98      15.44     67.74        105.63         105.63
CSBF     CSB Financial Group Inc.                    39.06      24.53      52.08     56.82         97.81         103.73
MCBN     Mid-Coast Bancorp Inc.                      13.00       7.76       9.20     20.97         90.24          90.24
NSLB     NS&L Bancorp Inc.                           28.45      20.10      21.71     37.50        100.86         100.86
CKFB     CKF Bancorp Inc.                            22.38      29.65      22.92     22.13        116.03         116.03
ALBC     Albion Banc Corp.                           24.47       8.67      12.78    104.55         97.38          97.38
MIVI     Mississippi View Holding Co.                17.21      17.17      17.41     25.22         94.05          94.05
ATSB     AmTrust Capital Corp.                       47.22       9.45      21.25     28.98         92.93          93.96
SCCB     S. Carolina Community Bancshrs              26.96      28.64      26.22     34.95        110.32         110.32
                                               -------------------------------------------------------------------------
         Average                                     28.46      19.14      25.17     45.79        101.38         102.07
         Maximum                                     47.22      31.46      52.68    104.55        116.03         116.03
         Minimum                                     13.00       7.76       9.20     20.97         90.24          90.24


Source:  SNL Securities

4.  Market Value Determination

           INTRODUCTION

The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

    -    Financial Strength
    -    Earnings Quality, Predictability and Growth
    -    Market Area
    -    Management
    -    Dividends
    -    Liquidity of the Issue
    -    Subscription Interest
    -    Recent Regulatory Matters
    -    Market for Seasoned Thrift Stocks
    -    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

           FINANCIAL STRENGTH

The financial strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. Following is a synopsis of the key financial elements of the Bank measured against the Comparable Group. The numbers utilized for the Bank in this comparison were on a pro-forma basis.

     Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

     Capitalization - The Comparable Group maintained an average for core capital of 16.76% and an average tangible equity to tangible assets of 18.04%. On a pro-forma basis, the Bank will have a similar capitalization rate than the average as a result of the proceeds of the conversion. After the conversion, however, the Bank will have a capital level on an absolute dollar basis that is relatively small.

     Asset Composition - The Bank's net loan to asset ratio of 82.92% is higher than the average for the Comparable Group of 69.98%. On a pro-forma basis, the Bank will have slightly less of its assets in loans. The portfolio of total net loans on a dollar basis increased from $5.53 million at March 31, 1996 to $9.39 million at March 31, 1997. During that same period, Securities increased from $581 thousand to $855 thousand.

     Non-performing loans plus REO totaled $47 thousand at March 31, 1997. At that date, the non-performing assets amounted to 0.41% of period end assets. This is below the average of the Comparable Group of 0.92%. In terms of non-performing loans to loans, the Bank had a ratio of 0.49% while the Comparable Group average was 0.94%. There was no real estate owned at March 31, 1997.

     The Bank had an allowance for possible loan and lease losses to total loans ratio of 1.17% which is higher than the Comparable Group average of 0.64%. Additionally, the ALLL to non-performing assets, of 234.04%, is well above the Comparable Group average of 102.22%.

     Funding Mix - The Bank, funded primarily through deposits and retained earnings, had no borrowings as of March 31, 1997.
     The Comparable Group has a higher level of funding from borrowings at 6.55%. The lower level of borrowings provides additional funding flexibility when weighted to the Comparable Group.

     Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book basis. The Bank had no intangibles on its books at March
     31, 1997.  Of the Comparable Group, two had intangibles.


     Interest Rate Risk - The Bank has an average level of interest rate risk. In the near term, the Bank's interest rate risk will improve as they invest in adjustable rate assets.

Based on these factors, the Bank's market value should be adjusted slightly upward to the Comparable Group for these measures.

               EARNINGS QUALITY,
           PREDICTABILITY AND GROWTH

The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

     -    net interest income
     -    loan loss provision
     -    non-interest income
     -    non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

The Bank experienced a decline in profitability from March 1996 to March 1997. During the year ended March 31, 1997, the Bank had $29.82 thousand in tax adjusted one-time losses. If the actual net loss of ($36.0) thousand for the period ended March 31, 1997 was adjusted to account for the one-time losses, the adjusted net loss for the period would have been ($6.26) thousand. Future earnings will improve due to projected changes in the asset and liability mixes and the reduction in the SAIF insurance premium.

                        Figure 44 - Net Income Chart


                                 For the Years Ended March 31,
                             1993    1994    1995    1996    1997
                                   (Dollars in thousands)
Net Income.................  $17     $14     $83     $85    $(36)


Source:  Offering Prospectus

               Figure 45 - Itemization of Net Income Adjustments

                                                 $ in thousands
                                                ----------------
                    Net income                   $       (36.07)
                  Add back:
                    SAIF Assessment ($47.325)    $        47.33
                    Tax Effect - 37%             $       (17.51)
                                                ---------------
                                                ---------------
                    Adjusted Net Income          $        (6.26)



Source:  Bank Records


The Bank's net interest spread and margin has decreased since March 1996 as the following graph highlights.

                         Figure 46 - Spread and Margin Chart




For the Years Ended March 31,

                       1993     1994     1995     1996     1997

Spread .............   3.34%    4.25%    4.18%    3.36%    3.04%
Margin .............   3.42%    3.65%    4.52%    4.59%    4.23%


Source:  Offering Prospectus


The Bank has been posting loan loss provisions sufficient to cover period charge-offs and to maintain reserve ratios. At March 31, 1997, the Bank had an allowance for loan and lease losses (ALLL) to total loans ratio of 1.17%, slightly higher than the Comparable Group. Additionally, the ALLL to non-performing assets, of 234.04%, is well above the Comparable Group average of 102.22%.

    The Bank has generated very little in non-interest income. For the twelve month period ended March 31, 1997, the Bank had a 1.01% ratio of non-interest income to average assets which is above the peer average of 0.29% for the most recent quarter.

    For the twelve month period ended March 31, 1997, the Bank had non-interest expense to average assets of 4.58% which was greater than the 2.55% average of the Comparable Group.

     To measure all these variables together, investors look at the efficiency ratio, which is defined as noninterest expense divided by net interest income plus noninterest income. As such, the lower the ratio the better. Based on this measure, the Bank has an efficiency ratio of 94.76% which is worse than the Comparable Groups ratio of 67.82%. The Bank is in the unenviable position of having to build both net interest and noninterest income without significantly increasing its costs.

    Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits in the region, banks can not easily replace lost spread and margin with balance sheet growth. Additionally, the lower market values of most thrifts relative to banks makes acquisitions more difficult. Compounding these issues is the fact that the Bank's marketplace is not growing. The competition will be fighting for a smaller market in the future.

    In summary, the Banks future earnings will be negatively impacted by:

    --    A potentially declining spread and margin

    --    A modest level of non-interest income

    --    An unpredictable level of non-interest expense

As a result of these reasons, the Bank's earnings appear to be less favorable as those of the Comparable Group. Even after the one-time adjustments outlined earlier, the Bank's earnings will still be below those of the Comparable Group. Therefore, a negative adjustment for this measure has been applied to the market value.

            Market Area


    The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis.

    The Bank's market - Canajoharie, Minden, Mohawk, Palatine, Root/Glen and St. Johnsville - is experiencing deposit runoff. Even though the Comparable companies are spread out in numerous states, on balance, their markets share many of the same characteristics as the Bank.

    Recent IPO's and recent acquisition premiums for thrift institutions in this region demonstrate a willingness on the part of investors to overlook the economic and demographic problems. However, the single branch is located in Canajoharie, an area with a very modestly increasing population and declining deposit base. Therefore, the valuation was not adjusted for these factors as the investor enthusiasm appears to be offsetting the negative aspects of the Bank's only market.

            Management


    The Bank has developed a good management team with considerable banking experience. Management has expertise in all areas of the operation.

    The Board is active and oversees and advises on all key strategic and policy decisions. The organization chart appears reasonable for an institution of the Bank's size and complexity.

    The financial performance of the Comparable Group indicates well-managed institutions, which have Boards and management teams that have been effective in implementing conservative and competitive operating strategies.

    No adjustment appears to be warranted for this factor.

            Dividends


    Historically, banks typically have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds. Particularly as a result of the Savings and Loan negative publicity, many thrifts felt the need to provide the additional enticement of a dividend to attract more investors.

    The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After conversion is another issue however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

    Nine of the ten comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group, which pay dividends, was 93.55% with a range from a high of 200.00% to a low of 0.00%.

    The Bank has the ability to pay a dividend after the conversion but does not intend to do so, at this time.

    As such, a slight downward adjustment is indicated for this factor.

            Liquidity of the Issue



    The Comparable Group is by definition composed only of companies that trade in the public markets with all ten of the Comparables trading on the NASDAQ. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

    The market capitalization values of the Comparable Group range from a low of $4.49 million to a high of $17.85 million with an average market capitalization of $10.16 million. The Bank expects to have $1.817 million of market capital at the midpoint on a pro-forma basis which is well below the average Comparable Group and will result in a significant lack of liquidity.

    Based on the comparison with the Comparable Group and the above data, a downward adjustment appears warranted.

            Subscription Interest


    The outcome of subscription offerings has been, historically, difficult to predict. Since 1992, however, the conversions have experienced robust subscription interest with the exception of late 1994 when the pricing multiples were high. During late 1994, many subscriptions had the need to resolicit due to lack of professional investor demand. During 1995, the investor demand returned and the subscription interest increased, primarily the result of lower market multiples. The vast majority of recent conversions have oversubscribed and gone off at the maximum or super-maximum.
 However, there were some offerings in May and June 1996 that went off at or below the midpoint, indicating a possible shift away from interest in thrift public offerings at that time.

    Of more importance is the general strength of the aftermarket.   Thrift
stock prices have soared upwards in recent months (see Figure 47) and is showing strength across the board. Additionally, as shown in Exhibit 7, the most recent conversions (within the last 3 months) have demonstrated a strong price appreciation.

    As such, an upward adjustment for subscription interest is warranted at this time due to the strong aftermarket performance of recent conversions.

            Recent Regulatory Matters

    As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPOs has been between 10 and 15%, which was deemed to be too high.

    At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. 1997 has continued the trend with IPO's popping over 30% on average, for the first day of trading.

    The price is adjusted slightly upward for this factor, as the publicity surrounding the high price appreciation has caused considerable investor interest in the IPO market and the result has been dramatic oversubscriptions.

            Market for Seasoned Thrift
                      Stocks

    Data for all public thrifts as of June 10, 1997 is provided in Exhibit 5. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                     Figure 47- SNL Thrift Index Chart

                                                            SNL
                                                           Thrift
           Date                                            Index
           ----                                            ------

           Jan-92......................................    143.9
           Jul-92......................................    175.1
           Jan-93......................................    201.1
           Jul-93......................................    220.5
           Jan-94......................................    252.5
           Jul-94......................................    273.8
           Jan-95......................................    256.1
           Jul-95......................................    328.2
           Jan-96......................................    370.7
           Jul-96......................................    389.9
           Jan-97......................................    520.1
        10-Jun-97......................................    594.8


Source:  SNL Securities

                       Figure 48 - Historical SNL Index


                     SNL THRIFT INDEX MONTHLY PERFORMANCE
                       January 2, 1992 to June 10, 1997


                     SNL       % Change     % Change     % Change     % Change     % Change     % Change
                    Thrift       Since        Since        Since        Since        Since        Since
          Date      Index       1/2/92       1/4/93       1/3/94      12/30/94     12/29/95     12/31/96
          ----      ------     --------     --------     --------     --------     --------     --------

1992      2-Jan      143.9        --           --           --           --           --           --
----      3-Feb      153.3        6.5%         --           --           --           --           --
          2-Mar      164.3       14.2%         --           --           --           --           --
          1-Apr      157.6        9.5%         --           --           --           --           --
          1-May      160.8       11.7%         --           --           --           --           --
          1-Jun      170.4       18.4%         --           --           --           --           --
          1-Jul      175.1       21.7%         --           --           --           --           --
          1-Aug      179.7       24.9%         --           --           --           --           --
          1-Sep      169.6       17.9%         --           --           --           --           --
          1-Oct      167.0       16.1%         --           --           --           --           --
          2-Nov      172.4       19.8%         --           --           --           --           --
          1-Dec      186.2       29.4%         --           --           --           --           --

1993      4-Jan      201.1       39.7%         --           --           --           --           --
----      1-Feb      219.1       52.3%         9.0%         --           --           --           --
          1-Mar      221.1       53.6%         9.9%         --           --           --           --
          1-Apr      228.2       58.6%        13.5%         --           --           --           --
          3-May      215.9       50.0%         7.4%         --           --           --           --
          1-Jun      214.7       49.2%         6.8%         --           --           --           --
          1-Jul      220.5       53.2%         9.6%         --           --           --           --
          2-Aug      234.7       63.1%        16.7%         --           --           --           --
          1-Sep      246.7       71.4%        22.7%         --           --           --           --
          1-Oct      259.9       80.6%        29.2%         --           --           --           --
          1-Nov      258.6       79.7%        28.6%         --           --           --           --
          1-Dec      245.7       70.7%        22.2%         --           --           --           --

1994      3-Jan      252.5       75.5%        25.6%         --           --           --           --
----      1-Feb      257.2       78.7%        27.9%         1.9%         --           --           --
          1-Mar      245.4       70.5%        22.0%        -2.8%         --           --           --
          1-Apr      241.6       67.9%        20.1%        -4.3%         --           --           --
          2-May      249.3       73.2%        24.0%        -1.3%         --           --           --
          1-Jun      263.3       83.0%        30.9%         4.3%         --           --           --
          6-Jul      273.8       90.3%        36.2%         8.4%         --           --           --
          1-Aug      277.2       92.6%        37.8%         9.8%         --           --           --
          1-Sep      286.4       99.0%        42.4%        13.4%         --           --           --
          3-Oct      277.3       92.7%        37.9%         9.8%         --           --           --
          1-Nov      258.9       79.9%        28.7%         2.5%         --           --           --
          1-Dec      242.3       68.4%        20.5%        -4.0%         --           --           --

1995     31-Jan      256.1       78.0%        27.3%         1.4%         5.7%         --           --
----     28-Feb      277.0       92.5%        37.7%         9.7%        14.3%         --           --
         31-Mar      278.4       93.5%        38.4%        10.3%        14.9%         --           --
         28-Apr      295.4      105.3%        46.9%        17.0%        21.9%         --           --
         31-May      307.6      113.8%        53.0%        21.8%        27.0%         --           --
         30-Jun      313.5      117.9%        55.9%        24.2%        29.4%         --           --
         30-Jul      328.2      128.1%        63.2%        30.0%        35.5%         --           --
         31-Aug      355.5      147.0%        76.8%        40.8%        46.7%         --           --
         30-Sep      362.3      151.8%        80.2%        43.5%        49.5%         --           --
         31-Oct      354.1      146.1%        76.1%        40.2%        46.1%         --           --
         30-Nov      370.2      157.3%        84.1%        46.6%        52.8%         --           --
         29-Dec      376.5      161.6%        87.2%        49.1%        55.4%         --           --

1996     31-Jan      370.7      157.6%        84.3%        46.8%        53.0%        -1.5%         --
----     29-Feb      373.6      159.6%        85.8%        48.0%        54.2%        -0.8%         --
         29-Mar      382.1      165.5%        90.0%        51.3%        57.7%         1.5%         --
         30-Apr      380.3      164.3%        89.1%        50.6%        57.0%         1.0%         --
         31-May      383.0      166.2%        90.5%        51.7%        58.1%         1.7%         --
         28-Jun      387.2      169.1%        92.5%        53.3%        59.8%         2.8%         --
         31-Jul      389.9      171.0%        93.9%        54.4%        60.9%         3.6%         --
         30-Aug      408.3      183.7%       103.0%        61.7%        68.5%         8.4%         --
         30-Sep      429.3      198.3%       113.5%        70.0%        77.2%        14.0%         --
         31-Oct      456.7      217.4%       127.1%        80.9%        88.5%        21.3%         --
         29-Nov      485.8      237.6%       141.6%        92.4%       100.5%        29.0%         --
         31-Dec      483.6      236.1%       140.5%        91.5%        99.6%        28.4%         --

1997     31-Jan      520.1      261.4%       158.6%       106.0%       114.7%        38.1%         7.5%
         31-Mar      527.7      266.7%       162.4%       109.0%       117.8%        40.2%         9.1%
         10-Jun      594.8      313.4%       195.8%       135.6%       145.5%        58.0%        23.0%


Source:  SNL Securities

                          Figure 49 - Equity Indices

                               Index Comparisons

                                SNL       S&P       DJIA
              --------------------------------------------------
                   6/30/94     269.6     444.3     3,625.0
                  12/30/94     244.7     459.3     3,834.4
                   6/30/95     313.5     544.8     4,556.1
                  12/29/95     376.5     615.9     5,117.1
                   6/28/96     387.2     670.6     5,654.6
                  12/31/96     483.6     740.7     6,448.3
                   6/10/97     594.8     865.3     7,539.3


As the chart and table illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The index has continued to grow, but at a reduced rate in 1996. The rate scenario covering the same period as the SNL index can be seen in the following chart.

                         Figure 50 - Historical Rates

Historical Rates       4Q 93  1Q 94  2Q 94  3Q 94  4Q 94  1Q 95  2Q 95  3Q 95  4Q 95  1Q 96  2Q 96  3Q 96
----------------       -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3 month..............  3.040  3.530  4.272  4.780  5.727  5.873  5.730  5.508  5.085  5.048  5.152  5.019
1 year...............  3.560  4.320  5.347  5.936  7.092  6.623  6.135  5.645  5.167  5.088  5.632  5.638
30 year..............  6.340  6.960  7.345  7.800  7.876  7.593  6.889  6.730  5.959  6.285  6.920  6.908


As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with IPOs now pricing at 71.2% of book value, on average.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 49 shows, the SNL index has risen at a slower pace as the stock market (using DJIA and S&P as proxies).

As such, no adjustment for this measure is warranted because although thrift stocks have been trading at high multiples recently, and the demand for thrift stocks continues to be strong, the performance has been earnings driven and the Bank's earnings are weak.

     ACQUISITION MARKET

The number of deals has been slowing down.


                   Figure 51 - Deals for Last Five Quarters


           1995-2  1995-3  1995-4  1996-1  1996-2  1996-3  1996-4  1997-1  1997-2
Bank         85      92      80      79      87      91      79      55      46

Thrift       35      27      22      22      29      21      19      26      17

Source:  SNL Securities

From 1994 through February 1997, thrift deal prices remained high. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book value continue to climb through June 10, 1997, for all thrifts and thrifts in the Mid-Atlantic region. Price to earnings for the Mid-Atlantic region remained flat while the industry level rose. Interestingly, price to assets and price to deposits declined, indicating that Mid-Atlantic thrifts have leveraged capital more than the other two segments.

       Figure 52 - Current Thrift Acquisition Multiples, Price to Book


                          [Data appears on page 1-76]

   Figure 53 - Current Thrift Acquisition Multiples, Price to Tangible Book


                 Historical Price to Tangible Book Analysis


                          [Data appears on page 1-76]

          Figure 54 - Thrift Acquisition Multiples, Price to Earnings


                        Historical Median Price to Earnings

                          [Data appears on page 1-76]

      Figure 55 - Current Thrift Acquisition Multiples, Price to Assets


                         Historical Price to Assets

                         [Data appears on page 1-76]

     Figure 56 - Current Thrift Acquisition Multiples, Price to Deposits

                     Historical Price to Deposits

                      [Data appears on page 1-76]

                          Figure 57 - Deal Multiples


Median Price to LTM Earnings              1994      1995      1996     1997 YTD

Thrifts -- Nationwide                     13.8      18.8      17.7       24.6
Thrifts -- Mid-Atlantic                   13.3      17.9      17.0       17.7
Thrifts -- Deal Value $10-$50 Million     13.5      17.6      18.7       39.1

Average Price to Book

Thrifts -- Nationwide                    154.5     144.7     149.5      170.2
Thrifts -- Mid-Atlantic                  153.9     156.5     156.9      192.4
Thrifts -- Deal Value $10-$50 Million    158.7     146.1     141.0      159.6

Average Price to Tangible Book

Thrifts -- Nationwide                    158.9      149.1    153.6      173.4
Thrifts -- Mid-Atlantic                  160.4      157.6    159.4      198.4
Thrifts -- Deal Value $10-$50 Million    159.7      153.6    144.1      159.8

Average Price to Assets

Thrifts -- Nationwide                     13.9      14.8      15.0       18.5
Thrifts -- Mid-Atlantic                   13.2      15.3      17.7       15.1
Thrifts -- Deal Value $10-$50 Million     15.4      15.4      16.7       21.9

Average Price to Deposits

Thrifts -- Nationwide                     17.0      19.3      19.9       25.1
Thrifts -- Mid-Atlantic                   16.2      20.3      24.5       22.3
Thrifts -- Deal Value $10-$50 Million     18.7      20.1      22.1       28.9



Currently there are two pending local thrift acquisitions announced, Greater New York SB by Astoria Financial Corp. and RCSB Financial by Charter One Financial of Ohio. The acquisition multiples associated with these deals are shown below. Additionally, one deal, BFS Bankorp Inc. acquisition by Dime Bancorp closed recently.

                Figure 58 - New York Thrift Acquisition Table


                                        At Announcement Offer Divided By
                                        --------------------------------
PENDING                                  Book Value             LTM EPS
-------                                 -------------          ---------

Greater New York SB                         167                   24.6

RCSB Financial                              198                   17.1

Pending Merger Average                      168                   24.6

COMPLETED
---------

BFS Bankorp Inc.                            165                   10.2

Completed Merger Average                    165                   32.1


Source: SNL Securities

No adjustment is warranted for this factor at time of conversion, since new conversions are not readily available for acquisition for well over one year from the date of conversion and since the market prices of the Comparables already have this acquisition premium built in their prices.

         ADJUSTMENTS TO VALUE

Overall, FinPro believes that the Bank pro-forma market value should be discounted relative to the Comparable Group, reflecting the following adjustments.

Key Valuation Parameters                            Valuation Adjustment
--------------------------------------------------------------------------------

Financial Strength                                  Slightly Upward

Earnings Quality                                    Downward

Market Area                                         No Adjustment

Management                                          No Adjustment

Dividends                                           Slightly Downward

Liquidity of the Issue                              Downward

Subscription Interest                               Upward

Recent Regulatory Matters                           Slightly Upward

Market for Seasoned Thrift Stocks                   No Adjustment

Acquisition Market                                  No Adjustment



On a pro-forma basis, the Bank will be a highly capitalized institution on a percentage basis with limited opportunities to leverage the capital as the capital on a dollar basis is low. This implies that either the Bank will remain overcapitalized or will have to build growth.

As such, and as a result of all the factors discussed, a full offering discount in the 30% - 40% range from the average trading values of the comparable companies appears to be reasonable. This is particularly true as these numbers represent a premium to earnings and a discount to book for recent standard conversions.

         VALUATION APPROACH

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

          Price to earnings ("P/E")

          Price to tangible book value ("P/TB")

          Price to book value ("P/B")

          Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 8 and 9.

The appraisal takes into consideration the intent to purchase stock for the employee stock ownership plan ("ESOP") and the management recognition plan ("MRP"). For valuation purposes, FinPro assumed that the ESOP would purchase 8% of the shares at the offering price, the MRP would purchase 4% of the shares in the open market at the $10.00 per share issue price (the actual MRP purchase price will be the then prevailing market rate for an open market purchase, however since this price is in the future and unknown, the issue price is used as a proxy).

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1996 to date) standard conversion group were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach has gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Recently, the P/E approach has regained favor among investors.

As such, in estimating the market value for the Bank, the P/TB was weighted higher than the P/B approach. Additionally, the P/E approach was given equal weighting to the P/TB approach as investors rely on the earnings stream for investment decisions going forward. The P/A ratio was not given much weight in the valuation process

In terms of the market multiples, the most weight was given to the Comparable Group and the recent (1996 to date) standard conversions. Less weight was ascribed to all public thrifts and all New York thrifts. The multiples for the Comparable Group, all publicly traded thrifts, New York publicly traded thrifts and the Bank is shown in Exhibit 6.

Based upon the approximately 30% discount defined in the section above, the Bank pricing at the midpoint is estimated to be $1,150,000. Based upon a range below and above the midpoint value, the relative values are $980,000 at the minimum and $1,320,000 at the maximum respectively. At the supermaximum of the range the offering value would be $1,520,000. The respective exchange ratios, levels of Foundation and conversion shares are outlined below.

At the various levels of the estimated value range, the offering would result in the following offering data:

                        Figure 59 - Value Range Offering Data




                                                            Full
                               Total      Price Per      Conversion
Conclusion                     Shares       Share          Value
Appraised Value-Midpoint        115          $10          $1,150
Appraised Value-Minimum          98          $10            $980
Appraised Value-Maximum         132          $10          $1,320
Appraised Value-SuperMaximum*   152          $10          $1,520

Source:  FinPro Inc. Proforma Model

This equates to the following multiples:

                      Figure 60 - Comparable Pricing Multiples


                                              Comparables
                             -----------------------------------------------
                                           Price Relative to
                             -----------------------------------------------
                             Earnings     Book     Tangible Book     Assets
------------------------     --------   --------   -------------    --------
The Bank (at midpoint)        66.67       63.29%       63.29%         9.44%
Comparable Group Average      45.79      101.38%      102.07%        19.14%
(Discount) Premium            45.60%     -37.57%      -37.99%       -50.68%


Source:  FinPro Calculations

                  Figure 61 - Recent Standard Conversion Multiples

                                       Recent Standard Conversions
                             -----------------------------------------------
                                           Price Relative to
                             -----------------------------------------------
                             Earnings     Book     Tangible Book     Assets
------------------------     --------   --------   -------------    --------
The Bank (at midpoint)        66.67       63.29%       63.29%         9.44%
Comparable Group Average      21.10       71.20%       71.20%        16.40%
(Discount) Premium           215.97%     -11.11%      -11.11%       -42.44%


Source:  FinPro Calculations



As the tables above demonstrate, a premium is applied to the Bank relative to the Comparable Group for earnings and a discount is applied to the Bank relative to the Comparable Group for all other measures. In comparison to the recent standard conversions, the premium on an earnings basis is offset by the discount applied to the Bank on all other measures.

         VALUATION CONCLUSION

It is, therefore, our opinion that as of June 10, 1997, the estimated pro-forma market value of the Bank in a full offering was $1,150,000 at the midpoint of a range with a minimum of $980,000 to a maximum of $1,320,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $1,520,000. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, New York public thrifts and the recent standard conversion group is shown in Exhibits 8 and 9.

                                                                       EXHIBIT 1

                          CONSOLIDATED BALANCE SHEETS

                                                                                     AS OF MARCH 31,
                                                                                       $ IN 000'S
                                                                        -----------------------------------------
ASSETS                                                                      1997           1996          1995
------                                                                  -------------  ------------  ------------
Cash (including interest bearing deposits $120,000, 1997; $1,230,000,
  1996)...............................................................  $     709,458  $  1,350,573  $    880,650
Trading account securities............................................         69,324       --            --
Mortgage-backed securities, held-to-maturity..........................        257,096       340,087       --
Investment securities
  Securities held-to-maturity.........................................        200,000       --             99,412
  Securities available-for-sale.......................................        397,793       241,398        34,935
Loans receivable, net.................................................      9,392,212     5,527,632     6,473,585
Investments required by law--stock in Federal Home Loan
  Bank of New York, at cost...........................................         58,500        64,200        64,200
Accrued interest receivable...........................................         38,630        19,287        18,701
Premise and equipment, net of accumulated depreciation................        155,379        53,542        49,182
Deferred tax asset....................................................          7,100       --            --
Other assets..........................................................         40,309         9,708         7,410
                                                                        -------------  ------------  ------------
    Total Assets......................................................  $  11,325,801  $  7,606,427  $  7,628,075
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
Liabilities and Retained Earnings

Liabilities

Accounts payable......................................................  $       7,920  $      2,339  $      1,005
Deposits..............................................................     10,237,301     6,465,073     6,517,683
Advance payments by borrowers for taxes and insurance.................        107,277        95,397       154,848
Deferred tax liability................................................       --              11,800         8,350
Other liabilities.....................................................         18,397           554         7,314
                                                                        -------------  ------------  ------------
    Total Liabilities.................................................     10,370,895     6,575,163     6,689,200
                                                                        -------------  ------------  ------------
Commitments

Net Worth
Retained earnings--substantially restricted...........................        956,285       992,357       400,641
Retained earnings--unrestricted.......................................       --             --            506,378
Net unrealized gain (loss) on securities available for sale...........         (1,379)       38,907        31,856
                                                                        -------------  ------------  ------------
    Total Net Worth...................................................        954,906     1,031,264       938,875
                                                                        -------------  ------------  ------------
    Total Liabilities and Retained Earnings...........................  $  11,325,801  $  7,606,427  $  7,628,075
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------

------------------------

Source: Audited Financial Statements

                                                                      EXHIBIT 2

                       CONSOLIDATED STATEMENTS OF INCOME

                                 $    IN 000'S


                                                                                     YEAR ENDED
                                                                                     MARCH 31,
                                                                   ----------------------------------------------
                                                                      1997        1996        1995        1994
                                                                   ----------  ----------  ----------  ----------
Interest Income:
  Loans receivable
    First mortgage loans.........................................  $  545,030  $  492,992  $  493,464  $  484,796
    Other loans..................................................      39,932      23,115      28,490      36,409
  Investment securities and interest bearing deposits............     103,398     106,347      43,794      39,218
  Discount accretion, net of premium deposits....................      --          --             (83)       (374)
                                                                   ----------  ----------  ----------  ----------
    Total interest income........................................     688,360     622,454     565,665     560,049

Interest Expense:
  Interest on deposits...........................................     326,607     270,115     225,236     267,240
                                                                   ----------  ----------  ----------  ----------
Net interest income..............................................     361,753     352,339     340,429     292,809
                                                                   ----------  ----------  ----------  ----------
Provision for loan losses........................................      78,000      --          --          --
                                                                   ----------  ----------  ----------  ----------
Net interest income after provision for loan losses..............     283,753     352,339     340,429     292,809
                                                                   ----------  ----------  ----------  ----------
Non-interest income:
  Loan fees and service charges..................................      28,779      10,280      14,069      19,412
  Trading account gain...........................................      67,056      --          --          --
                                                                   ----------  ----------  ----------  ----------
    Total Non-interest income....................................      95,835      10,280      14,069      19,412

Non-interest expense:
  General and administrative expenses
    Compensation, payroll taxes and fringe benefits..............     184,154     115,481     113,600     149,768
    Advertising and business promotion...........................       6,030       5,331       4,931       4,749
    Building occupancy and equipment expenses, including
      depreciation...............................................      34,086      24,920      25,230      25,902
    Federal insurance premiums...................................      55,256      15,695      --          --
    Other operating expenses.....................................     154,534      77,754      98,568     113,344
                                                                   ----------  ----------  ----------  ----------
      Total Non-interest expense.................................     434,060     239,181     242,329     293,763
    Income (loss) before income tax..............................     (54,472)    123,438     112,169      18,458
Provision for income tax expense (benefit).......................     (18,400)     38,100      28,984       4,530
                                                                   ----------  ----------  ----------  ----------
  Net income (loss)..............................................     (36,072)     85,338      83,185      13,928
                                                                   ----------  ----------  ----------  ----------
                                                                   ----------  ----------  ----------  ----------

------------------------

Source: Audited Financial Statements

                                                                       EXHIBIT 3

                  CONSOLIDATED STATEMENTS OF RETAINED EARNINGS

                                                               YEAR ENDED MARCH 31, 1997
                                       --------------------------------------------------------------------------
                                                                             CHANGE IN UNREALIZED
                                                                                GAIN (LOSS) ON
                                                                                  SECURITIES
                                           BALANCE                          AVAILABLE FOR SALE, NET
                                         BEGINNING OF      ALLOCATION OF              OF
                                             YEAR        NET INCOME (LOSS)   DEFERRED INCOME TAXES   END OF YEAR
                                       ----------------  -----------------  -----------------------  ------------

Substantially restricted Retained
  earnings...........................    $    992,357       $   (36,072)          $   --             $    956,285
Unrealized gain (loss) on securities
  available for sale.................          38,907           --                    (40,286)             (1,379)
                                       ----------------        --------              --------        ------------
Net Worth............................    $  1,031,264       $   (36,072)          $   (40,286)       $    954,906
                                       ----------------        --------              --------        ------------
                                       ----------------        --------              --------        ------------
                                                                 Year Ended March 31, 1996
                                       --------------------------------------------------------------------------
Substantially restricted Retained
  earnings...........................    $    907,019       $    85,338           $   --             $    992,357
Unrealized gain (loss) on securities
  available for sale.................          31,856           --                      7,051              38,907
                                       ----------------        --------              --------        ------------
Net Worth............................    $    938,875       $    85,338           $     7,051        $  1,031,264
                                       ----------------        --------              --------        ------------
                                       ----------------        --------              --------        ------------

------------------------

Source: Audited Financial Statements

                                                                       EXHIBIT 4

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               YEARS ENDED
                                                                                                MARCH 31,
                                                                                        -------------------------
                                                                                           1997          1996
                                                                                        -----------  ------------
Cash flows provided (used) by operating activities
  Net income (loss)...................................................................  $   (36,072) $     85,338
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
  Depreciation........................................................................       11,570         6,767
  Amortization (accretion), net.......................................................        2,755           (88)
  Provision for loan losses...........................................................       78,000       --
  Deferred income taxes...............................................................      (18,900)        3,450
    Decrease (increase) in
    Accrued interest receivable.......................................................      (19,343)         (586)
    Trading account securities........................................................      (69,324)      --
    Other assets......................................................................      (30,601)       (2,298)
  Increase (decrease) in
  Accounts payable....................................................................        5,581         1,334
  Other liabilities...................................................................       17,843        (6,760)
                                                                                        -----------  ------------
Net cash provided by operating activities.............................................      (58,491)       87,157
Cash flows provided (used) by investing activities
  Net increase in loans receivable....................................................   (3,942,580)      --
  Net decrease in loans receivable....................................................      --            628,120
  Proceeds from sale of investments required by law...................................        5,700       --
  Purchase of available-for-sale securities...........................................     (399,063)     (100,000)
  Proceeds from principal repayments of mortgage-backed securities....................       82,618       --
  Purchase of premises and equipment..................................................     (113,407)      (11,127)
                                                                                        -----------  ------------
Net cash used in investing activities.................................................   (4,366,732)      516,993
                                                                                        -----------  ------------
Cash flows provided (used) by financing activities:
  Net increase (decreased) in deposits................................................    3,772,228       (74,776)
  Increase (decrease) in advances from borrowing taxes and insurance..................       11,880       (59,451)
                                                                                        -----------  ------------
Net cash (used) provided by financing activities......................................    3,784,108      (134,227)
                                                                                        -----------  ------------
Net (decrease) increase in cash and cash equivalents..................................     (641,115)      469,923
Cash--beginning of year...............................................................    1,350,573       880,650
                                                                                        -----------  ------------
Cash--end of year.....................................................................  $   709,458  $  1,350,573
                                                                                        -----------  ------------
Supplemental disclosures:
  Cash paid for:
    Income Taxes......................................................................       17,140        24,248
    Interest..........................................................................      326,607       270,115
    Increase (decrease) on unrealized gain on securities available-for-sale...........      (40,286)        7,051

------------------------

Source: Audited Financial Statements

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                         CORPORATE
                                          -----------------------------------------------------------------------
                                                                                              DEPOSIT
                                                                         NUMBER              INSURANCE
                                                                           OF                  AGENCY  CONVERSION
TICKER              SHORT NAME            EXCHANGE      CITY     STATE   OFFICES   IPO DATE  (BIF/SAIF)    TYPE
----------------------------------------  ---------------------  -----   -------   --------  --------------------
%CAL...... California Federal Bank, a FSB Private Dallas         TX        227          NA   SAIF      Not Avail.
%CCMD..... Chevy Chase Bank, FSB          Private Chevy Chase    MD        107          NA   SAIF      Not Avail.
AABC...... Access Anytime Bancorp, Inc.   NASDAQ Clovis          NA          3     08/08/86  SAIF      Regular
AADV...... Advantage Bancorp Inc.         NASDAQ Kenosha         WI         15     03/23/92  SAIF      Regular
ABBK...... Abington Bancorp Inc.          NASDAQ Abington        MA          7     06/10/86  BIF       Regular
ABCL...... Alliance Bancorp Inc.          NASDAQ Hinsdale        IL         14     07/07/92  SAIF      Regular
ABCW...... Anchor BanCorp Wisconsin       NASDAQ Madison         WI         34     07/16/92  SAIF      Regular
AFBC...... Advance Financial Bancorp      NASDAQ Wellsburg       WV          2     01/02/97  SAIF      Regular
AFCB...... Affiliated Community Bancorp   NASDAQ Waltham         MA         11     10/19/95  SAIF      Not Avail.
AFED...... AFSALA Bancorp Inc.            NASDAQ Amsterdam       NY          4     10/01/96  SAIF      Regular
AFFFZ..... America First Financial Fund   NASDAQ San Francisco   CA         36          NA   SAIF      Not Avail.
AHCI...... Ambanc Holding Co. Inc.        NASDAQ Amsterdam       NY          9     12/27/95  BIF       Regular
AHM....... Ahmanson & Company (H.F.)      NYSE  Irwindale        CA        391     10/25/72  SAIF      Regular
ALBC...... Albion Banc Corp.              NASDAQ Albion          NY          2     07/26/93  SAIF      Regular
ALBK...... ALBANK Financial Corporation   NASDAQ Albany          NY         70     04/01/92  SAIF      Regular
AMFB...... American Federal Bank FSB      NASDAQ Greenville      SC         40     01/19/89  SAIF      Modified
AMFC...... AMB Financial Corp.            NASDAQ Munster         IN          4     04/01/96  SAIF      Regular
ANA....... Acadiana Bancshares Inc.       AMSE  Lafayette        LA          4     07/16/96  SAIF      Regular
ANBK...... American National Bancorp      NASDAQ Baltimore       MD         10     10/31/95  SAIF      Not Avail.
ANDB...... Andover Bancorp Inc.           NASDAQ Andover         MA         12     05/08/86  BIF       Regular
ASBI...... Ameriana Bancorp               NASDAQ New Castle      IN          8     03/02/87  SAIF      Regular
ASBP...... ASB Financial Corp.            NASDAQ Portsmouth      OH          1     05/11/95  SAIF      Regular
ASFC...... Astoria Financial Corporation  NASDAQ Lake Success    NY         45     11/18/93  SAIF      Regular
ATSB...... AmTrust Capital Corp.          NASDAQ Peru            IN          2     03/28/95  SAIF      Regular
AVND...... Avondale Financial Corp.       NASDAQ Chicago         IL          5     04/07/95  SAIF      Regular
BANC...... BankAtlantic Bancorp Inc.      NASDAQ Fort Lauderdale FL         56     11/29/83  SAIF      Regular
BDJI...... First Federal Bancorporation   NASDAQ Bemidji         MN          5     04/04/95  SAIF      Regular
BFD....... BostonFed Bancorp Inc.         AMSE  Burlington       MA         10     10/24/95  SAIF      Regular
BFFC...... Big Foot Financial Corp.       NASDAQ Long Grove      IL          3     12/20/96  SAIF      Regular
BFSB...... Bedford Bancshares Inc.        NASDAQ Bedford         VA          3     08/22/94  SAIF      Regular
BKC....... American Bank of Connecticut   AMSE  Waterbury        CT         15     12/01/81  BIF       Regular
BKCO...... Bankers Corp.                  NASDAQ Perth Amboy     NJ         15     03/16/90  BIF       Regular
BKCT...... Bancorp Connecticut Inc.       NASDAQ Southington     CT          3     07/03/86  BIF       Regular
BKUNA..... BankUnited Financial Corp.     NASDAQ Coral Gables    FL         14     12/11/85  SAIF      Regular
BNKU...... Bank United Corp.              NASDAQ Houston         TX         71     08/09/96  SAIF      Not Avail.
BPLS...... Bank Plus Corp.                NASDAQ Los Angeles     CA         33          NA   SAIF      Not Avail.
BSBC...... Branford Savings Bank          NASDAQ Branford        CT          5     11/04/86  BIF       Regular
BTHL...... Bethel Bancorp                 NASDAQ Portland        ME          8     08/19/87  BIF       Regular
BVCC...... Bay View Capital Corp.         NASDAQ San Mateo       CA         45     05/09/86  SAIF      Regular
BWFC...... Bank West Financial Corp.      NASDAQ Grand Rapids    MI          3     03/30/95  SAIF      Regular
BYFC...... Broadway Financial Corp.       NASDAQ Los Angeles     CA          3     01/09/96  SAIF      Regular
CAFI...... Camco Financial Corp.          NASDAQ Cambridge       OH         11          NA   SAIF      Not Avail.
CAPS...... Capital Savings Bancorp Inc.   NASDAQ Jefferson City  MO          7     12/29/93  SAIF      Regular
CASB...... Cascade Financial Corp.        NASDAQ Everett         WA          8     09/16/92  SAIF      Regular
CASH...... First Midwest Financial Inc.   NASDAQ Storm Lake      IA         12     09/20/93  SAIF      Regular
CATB...... Catskill Financial Corp.       NASDAQ Catskill        NY          4     04/18/96  BIF       Regular
CBCI...... Calumet Bancorp Inc.           NASDAQ Dolton          IL          5     02/20/92  SAIF      Regular
CBCO...... CB Bancorp Inc.                NASDAQ Michigan City   IN          3     12/28/92  SAIF      Regular
CBES...... CBES Bancorp Inc.              NASDAQ Excelsior                                             Regular
                                                Springs          MO          2     09/30/96  SAIF
CBK....... Citizens First Financial Corp. AMSE  Normal           IL          6     05/01/96  SAIF      Regular
CBNH...... Community Bankshares Inc.      NASDAQ Concord         NH         11     05/08/86  BIF       Regular
CBSA...... Coastal Bancorp Inc.           NASDAQ Houston         TX         36          NA   SAIF      Not Avail.
CBSB...... Charter Financial Inc.         NASDAQ Sparta          IL          8     12/29/95  SAIF      Not Avail.
CCFH...... CCF Holding Company            NASDAQ Jonesboro       GA          4     07/12/95  SAIF      Regular
CEBK...... Central Co-operative Bank      NASDAQ Somerville      MA          8     10/24/86  BIF       Regular
CENB...... Century Bancorp Inc.           NASDAQ Thomasville     NC          1     12/23/96  SAIF      Regular
CENF...... CENFED Financial Corp.         NASDAQ Pasadena        CA         18     10/25/91  SAIF      Regular
CFB....... Commercial Federal Corporation NYSE  Omaha            NE        107     12/31/84  SAIF      Regular
CFCP...... Coastal Financial Corp.        NASDAQ Myrtle Beach    SC          9     09/26/90  SAIF      Regular
CFFC...... Community Financial Corp.      NASDAQ Staunton        VA          3     03/30/88  SAIF      Regular
CFHC...... California Financial Holding   NASDAQ Stockton        CA         26     04/01/83  SAIF      Regular
CFNC...... Carolina Fincorp Inc.          NASDAQ Rockingham      NC          4     11/25/96  SAIF      Regular
CFSB...... CFSB Bancorp Inc.              NASDAQ Lansing         MI         17     06/22/90  SAIF      Regular
CFTP...... Community Federal Bancorp      NASDAQ Tupelo          MS          1     03/26/96  SAIF      Regular
CFX....... CFX Corporation                AMSE  Keene            NH         43     02/12/87  BIF       Regular
CIBI...... Community Investors Bancorp    NASDAQ Bucyrus         OH          3     02/07/95  SAIF      Regular
CKFB...... CKF Bancorp Inc.               NASDAQ Danville        KY          1     01/04/95  SAIF      Regular
CLAS...... Classic Bancshares Inc.        NASDAQ Ashland         KY          3     12/29/95  SAIF      Regular
CMRN...... Cameron Financial Corp         NASDAQ Cameron         MO          3     04/03/95  SAIF      Regular
CMSB...... Commonwealth Bancorp Inc.      NASDAQ Valley Forge    PA         54     06/17/96  SAIF      Not Avail.
CMSV...... Community Savings, MHC         NASDAQ North Palm                                            Mutual HC
                                                Beach            FL         19     10/24/94  SAIF
CNBA...... Chester Bancorp Inc.           NASDAQ Chester         IL          6     10/08/96  SAIF      Regular
CNIT...... CENIT Bancorp Inc.             NASDAQ Norfolk         VA         22     08/06/92  SAIF      Regular
CNSB...... CNS Bancorp Inc.               NASDAQ Jefferson City  MO          5     06/12/96  SAIF      Regular
CNY....... Carver Bancorp Inc.            AMSE  New York         NY          7     10/25/94  SAIF      Regular
COFD...... Collective Bancorp Inc.        NASDAQ Egg Harbor City NJ         82     02/07/84  SAIF      Regular
COFI...... Charter One Financial          NASDAQ Cleveland       OH        174     01/22/88  SAIF      Regular
CONE...... Conestoga Bancorp, Inc.        NASDAQ Roslyn          NY          8     03/30/94  SAIF      Regular
COOP...... Cooperative Bankshares Inc.    NASDAQ Wilmington      NC         17     08/21/91  SAIF      Regular
COVB...... CoVest Bancshares Inc.         NASDAQ Des Plaines     IL          3     07/01/92  SAIF      Regular
CRZY...... Crazy Woman Creek Bancorp      NASDAQ Buffalo         WY          1     03/29/96  SAIF      Regular
CSA....... Coast Savings Financial        NYSE  Los Angeles      CA         92     12/23/85  SAIF      Regular
CSBF...... CSB Financial Group Inc.       NASDAQ Centralia       IL          2     10/09/95  SAIF      Regular
CTZN...... CitFed Bancorp Inc.            NASDAQ Dayton          OH         35     01/23/92  SAIF      Regular
CVAL...... Chester Valley Bancorp Inc.    NASDAQ Downingtown     PA          7     03/27/87  SAIF      Regular
CZF....... CitiSave Financial Corp        AMSE  Baton Rouge      LA          6     07/14/95  SAIF      Regular
DCBI...... Delphos Citizens Bancorp Inc.  NASDAQ Delphos         OH          1     11/21/96  SAIF      Regular
DFIN...... Damen Financial Corp.          NASDAQ Schaumburg      IL          3     10/02/95  SAIF      Regular
DIBK...... Dime Financial Corp.           NASDAQ Wallingford     CT         11     07/09/86  BIF       Regular
DIME...... Dime Community Bancorp Inc.    NASDAQ Brooklyn        NY         15     06/26/96  BIF       Regular
DME....... Dime Bancorp Inc.              NYSE  New York         NY         86     08/19/86  BIF       Regular
DNFC...... D & N Financial Corp.          NASDAQ Hancock         MI         37     02/13/85  SAIF      Regular
DSL....... Downey Financial Corp.         NYSE  Newport Beach    CA         82     01/01/71  SAIF      Not Avail.
EBCP...... Eastern Bancorp                NASDAQ Dover           NH         32     11/17/83  SAIF      Regular
EBSI...... Eagle Bancshares               NASDAQ Tucker          GA         14     04/01/86  SAIF      Regular
EFBC...... Empire Federal Bancorp Inc.    NASDAQ Livingston      MT          3     01/27/97  SAIF      Regular
EFBI...... Enterprise Federal Bancorp     NASDAQ West Chester    OH          5     10/17/94  SAIF      Regular
EGFC...... Eagle Financial Corp.          NASDAQ Bristol         CT         19     02/03/87  SAIF      Regular
EGLB...... Eagle BancGroup Inc.           NASDAQ Bloomington     IL          3     07/01/96  SAIF      Regular
EIRE...... Emerald Isle Bancorp Inc.      NASDAQ Quincy          MA          8     09/08/86  BIF       Regular
EMLD...... Emerald Financial Corp.        NASDAQ Strongsville    OH         14          NA   SAIF      Regular
EQSB...... Equitable Federal Savings Bank NASDAQ Wheaton         MD          4     09/10/93  SAIF      Supervisory
ESBK...... Elmira Savings Bank (The)      NASDAQ Elmira          NY          6     03/01/85  BIF       Regular
ESX....... Essex Bancorp Inc.             AMSE  Norfolk          VA          4     07/18/90  SAIF      Not Avail.
ETFS...... East Texas Financial Services  NASDAQ Tyler           TX          2     01/10/95  SAIF      Regular
FAB....... FirstFed America Bancorp Inc.  AMSE  Fall River       MA         13     01/15/97  SAIF      Regular
FBBC...... First Bell Bancorp Inc.        NASDAQ Pittsburgh      PA          7     06/29/95  SAIF      Regular
FBCI...... Fidelity Bancorp Inc.          NASDAQ Chicago         IL          5     12/15/93  SAIF      Regular
FBCV...... 1ST Bancorp                    NASDAQ Vincennes       IN          1     04/07/87  SAIF      Regular
FBER...... 1st Bergen Bancorp             NASDAQ Wood-Ridge      NJ          4     04/01/96  SAIF      Regular
FBHC...... Fort Bend Holding Corp.        NASDAQ Rosenberg       TX          6     06/30/93  SAIF      Regular
FBSI...... First Bancshares Inc.          NASDAQ Mountain Grove  MO          6     12/22/93  SAIF      Regular
FCB....... Falmouth Co-Operative Bank     AMSE  Falmouth         MA          2     03/28/96  BIF       Regular
FCBF...... FCB Financial Corp.            NASDAQ Neenah          WI          6     09/24/93  SAIF      Regular
FCIT...... First Citizens Financial Corp. NASDAQ Gaithersburg    MD         15     12/17/86  SAIF      Regular
FCME...... First Coastal Corporation      NASDAQ Westbrook       ME          7          NA   BIF       Not Avail.
FDEF...... First Defiance Financial       NASDAQ Defiance        OH          9     10/02/95  SAIF      Not Avail.
FED....... FirstFed Financial Corp.       NYSE  Santa Monica     CA         25     12/16/83  SAIF      Regular
FESX...... First Essex Bancorp Inc.       NASDAQ Andover         MA         15     08/04/87  BIF       Regular
FFBA...... First Colorado Bancorp Inc.    NASDAQ Lakewood        CO         26     01/02/96  SAIF      Not Avail.
FFBH...... First Federal Bancshares of AR NASDAQ Harrison        AR         12     05/03/96  SAIF      Regular
FFBI...... First Financial Bancorp Inc.   NASDAQ Belvidere       IL          2     10/04/93  SAIF      Regular
FFBS...... FFBS BanCorp Inc.              NASDAQ Columbus        MS          3     07/01/93  SAIF      Regular
FFBZ...... First Federal Bancorp Inc.     NASDAQ Zanesville      OH          6     07/13/92  SAIF      Regular
FFCH...... First Financial Holdings Inc.  NASDAQ Charleston      SC         33     11/10/83  SAIF      Regular
FFDB...... FirstFed Bancorp Incorporated  NASDAQ Bessemer        AL          7     11/19/91  SAIF      Regular
FFDF...... FFD Financial Corp.            NASDAQ Dover           OH          1     04/03/96  SAIF      Regular
FFED...... Fidelity Federal Bancorp       NASDAQ Evansville      IN          4     08/31/87  SAIF      Regular
FFES...... First Federal of East Hartford NASDAQ East Hartford   CT         12     06/23/87  SAIF      Regular
FFFC...... FFVA Financial Corp.           NASDAQ Lynchburg       VA         12     10/12/94  SAIF      Regular
FFFD...... North Central Bancshares Inc.  NASDAQ Fort Dodge      IA          4     03/21/96  SAIF      Not Avail.
FFFG...... F.F.O. Financial Group Inc.    NASDAQ St. Cloud       FL         11     10/13/88  SAIF      Regular
FFFL...... Fidelity Bankshares Inc., MHC  NASDAQ West Palm Beach FL         20     01/07/94  SAIF      Mutual HC
FFHC...... First Financial Corp.          NASDAQ Stevens Point   WI        128     12/24/80  SAIF      Regular
FFHH...... FSF Financial Corp.            NASDAQ Hutchinson      MN         11     10/07/94  SAIF      Regular
FFHS...... First Franklin Corporation     NASDAQ Cincinnati      OH          7     01/26/88  SAIF      Regular
FFIC...... Flushing Financial Corp.       NASDAQ Flushing        NY          7     11/21/95  BIF       Regular
FFKY...... First Federal Financial Corp.  NASDAQ Elizabethtown   KY          8     07/15/87  SAIF      Regular
FFLC...... FFLC Bancorp Inc.              NASDAQ Leesburg        FL          9     01/04/94  SAIF      Regular
FFOH...... Fidelity Financial of Ohio     NASDAQ Cincinnati      OH         11     03/04/96  SAIF      Not Avail.
FFPB...... First Palm Beach Bancorp Inc.  NASDAQ West Palm Beach FL         40     09/29/93  SAIF      Regular
FFSL...... First Independence Corp.       NASDAQ Independence    KS          2     10/08/93  SAIF      Regular
FFSW...... FirstFederal Financial Svcs    NASDAQ Wooster         OH         20     03/31/87  SAIF      Regular
FFSX...... First Fed SB of Siouxland, MHC NASDAQ Sioux City      IA         13     07/13/92  SAIF      Mutual HC
FFWC...... FFW Corp.                      NASDAQ Wabash          IN          3     04/05/93  SAIF      Regular
FFWD...... Wood Bancorp Inc.              NASDAQ Bowling Green   OH          6     08/31/93  SAIF      Regular
FFYF...... FFY Financial Corp.            NASDAQ Youngstown      OH         12     06/28/93  SAIF      Regular
FGHC...... First Georgia Holding Inc.     NASDAQ Brunswick       GA          9     02/11/87  SAIF      Regular
FIBC...... Financial Bancorp Inc.         NASDAQ Long Island                                           Regular
                                                City             NY          5     08/17/94  SAIF
FISB...... First Indiana Corporation      NASDAQ Indianapolis    IN         28     08/02/83  SAIF      Regular
FKFS...... First Keystone Financial       NASDAQ Media           PA          5     01/26/95  SAIF      Regular
FKKY...... Frankfort First Bancorp Inc.   NASDAQ Frankfort       KY          3     07/10/95  SAIF      Regular
FLAG...... FLAG Financial Corp.           NASDAQ LaGrange        GA          4     12/11/86  SAIF      Regular
FLFC...... First Liberty Financial Corp.  NASDAQ Macon           GA         31     12/06/83  SAIF      Regular
FLGS...... Flagstar Bancorp Inc.          NASDAQ Bloomfield                                            Not Avail.
                                                Hills            MI         15          NA   SAIF
FLKY...... First Lancaster Bancshares     NASDAQ Lancaster       KY          1     07/01/96  SAIF      Regular
FMBD...... First Mutual Bancorp Inc.      NASDAQ Decatur         IL         12     07/05/95  SAIF      Regular
FMCO...... FMS Financial Corporation      NASDAQ Burlington      NJ         18     12/14/88  SAIF      Regular
FMSB...... First Mutual Savings Bank      NASDAQ Bellevue        WA          7     12/17/85  BIF       Regular
FNGB...... First Northern Capital Corp.   NASDAQ Green Bay       WI         20     12/29/83  SAIF      Regular
FOBC...... Fed One Bancorp                NASDAQ Wheeling        WV          9     01/19/95  SAIF      Not Avail.
FPRY...... First Financial Bancorp        NASDAQ Tallahassee     FL          6     03/29/88  SAIF      Regular
FRC....... First Republic Bancorp         NYSE  San Francisco    CA         13          NA   BIF       Not Avail.
FSBI...... Fidelity Bancorp Inc.          NASDAQ Pittsburgh      PA          8     06/24/88  SAIF      Regular
FSFC...... First Southeast Financial Corp NASDAQ Anderson        SC         11     10/08/93  SAIF      Regular
FSLA...... First Savings Bank, MHC        NASDAQ Woodbridge      NJ         16     07/10/92  SAIF      Mutual HC
FSNJ...... First Savings Bk of NJ, MHC    NASDAQ Bayonne         NJ          4     01/09/95  SAIF      Mutual HC
FSPG...... First Home Bancorp Inc.        NASDAQ Pennsville      NJ         10     04/20/87  SAIF      Regular
FSSB...... First FS&LA of San Bernardino  NASDAQ San Bernardino  CA          4     02/02/93  SAIF      Regular
FSTC...... First Citizens Corporation     NASDAQ Newnan          GA          9     03/01/86  SAIF      Regular
FTF....... Texarkana First Financial Corp AMSE  Texarkana        AR          5     07/07/95  SAIF      Regular
FTFC...... First Federal Capital Corp.    NASDAQ La Crosse       WI         45     11/02/89  SAIF      Regular
FTNB...... Fulton Bancorp Inc.            NASDAQ Fulton          MO          2     10/18/96  SAIF      Regular
FTSB...... Fort Thomas Financial Corp.    NASDAQ Fort Thomas     KY          2     06/28/95  SAIF      Regular
FWWB...... First SB of Washington Bancorp NASDAQ Walla Walla     WA         21     11/01/95  SAIF      Regular
GAF....... GA Financial Inc.              AMSE  Pittsburgh       PA         13     03/26/96  SAIF      Regular
GBCI...... Glacier Bancorp Inc.           NASDAQ Kalispell       MT         16     03/30/84  SAIF      Regular
GDVS...... Greater Delaware Valley SB,MHC NASDAQ Broomall        PA          7     03/03/95  SAIF      Mutual HC
GDW....... Golden West Financial          NYSE  Oakland          CA        246     05/29/59  SAIF      Not Avail.
GFCO...... Glenway Financial Corp.        NASDAQ Cincinnati      OH          6     11/30/90  SAIF      Regular
GFED...... Guaranty Federal SB, MHC       NASDAQ Springfield     MO          4     04/10/95  SAIF      Mutual HC
GFSB...... GFS Bancorp Inc.               NASDAQ Grinnell        IA          1     01/06/94  SAIF      Regular
GLBK...... Glendale Co-Operative Bank     NASDAQ Everett         MA          1     01/10/94  BIF       Regular
GLN....... Glendale Federal Bank FSB      NYSE  Glendale         CA        154     10/01/83  SAIF      Regular
GPT....... GreenPoint Financial Corp.     NYSE  New York         NY         74     01/28/94  BIF       Regular
GRTR...... Greater New York Savings Bank  NASDAQ New York        NY         14     06/17/87  BIF       Regular
GSBC...... Great Southern Bancorp Inc.    NASDAQ Springfield     MO         25     12/14/89  SAIF      Regular
GSFC...... Green Street Financial Corp.   NASDAQ Fayetteville    NC          3     04/04/96  SAIF      Regular
GSLA...... GS Financial Corp.             NASDAQ Metairie        LA          3     04/01/97  SAIF      Regular
GTFN...... Great Financial Corporation    NASDAQ Louisville      KY         45     03/31/94  SAIF      Regular
GTPS...... Great American Bancorp         NASDAQ Champaign       IL          3     06/30/95  SAIF      Regular
GUPB...... GFSB Bancorp Inc.              NASDAQ Gallup          NA          1     06/30/95  SAIF      Regular
GWBC...... Gateway Bancorp Inc.           NASDAQ Catlettsburg    KY          2     01/18/95  SAIF      Regular
GWF....... Great Western Financial        NYSE  Chatsworth       CA        416          NA   SAIF      Not Avail.
HALL...... Hallmark Capital Corp.         NASDAQ West Allis      WI          3     01/03/94  SAIF      Regular
HARB...... Harbor Federal Savings Bk, MHC NASDAQ Fort Pierce     FL         23     01/06/94  SAIF      Mutual HC
HARL...... Harleysville Savings Bank      NASDAQ Harleysville    PA          4     08/04/87  SAIF      Regular
HARS...... Harris Savings Bank, MHC       NASDAQ Harrisburg      PA         32     01/25/94  SAIF      Mutual HC
HAVN...... Haven Bancorp Inc.             NASDAQ Woodhaven       NY         20     09/23/93  SAIF      Regular
HBBI...... Home Building Bancorp          NASDAQ Washington      IN          2     02/08/95  SAIF      Regular
HBEI...... Home Bancorp of Elgin Inc.     NASDAQ Elgin           IL          5     09/27/96  SAIF      Regular
HBFW...... Home Bancorp                   NASDAQ Fort Wayne      IN          9     03/30/95  SAIF      Regular
HBNK...... Highland Federal Bank FSB      NASDAQ Burbank         CA          8          NA   SAIF      Not Avail.
HBS....... Haywood Bancshares Inc.        AMSE  Waynesville      NC          4     12/18/87  BIF       Not Avail.
HCBB...... HCB Bancshares Inc.            NASDAQ Camden          AR          6     05/07/97  SAIF      Regular
HCFC...... Home City Financial Corp.      NASDAQ Springfield     OH          1     12/30/96  SAIF      Regular
HEMT...... HF Bancorp Inc.                NASDAQ Hemet           CA         19     06/30/95  SAIF      Regular
HFFB...... Harrodsburg First Fin Bancorp  NASDAQ Harrodsburg     KY          2     10/04/95  SAIF      Regular
HFFC...... HF Financial Corp.             NASDAQ Sioux Falls     SD         19     04/08/92  SAIF      Regular
HFGI...... Harrington Financial Group     NASDAQ Richmond        IN          3          NA   SAIF      Not Avail.
HFNC...... HFNC Financial Corp.           NASDAQ Charlotte       NC          9     12/29/95  SAIF      Regular
HFSA...... Hardin Bancorp Inc.            NASDAQ Hardin          MO          3     09/29/95  SAIF      Regular
HHFC...... Harvest Home Financial Corp.   NASDAQ Cheviot         OH          3     10/10/94  SAIF      Regular
HIFS...... Hingham Instit. for Savings    NASDAQ Hingham         MA          5     12/20/88  BIF       Regular
HMCI...... HomeCorp Inc.                  NASDAQ Rockford        IL          9     06/22/90  SAIF      Regular
HMLK...... Hemlock Federal Financial Corp NASDAQ Oak Forest      IL          3     04/02/97  SAIF      Regular
HMNF...... HMN Financial Inc.             NASDAQ Spring Valley   MN          7     06/30/94  SAIF      Regular
HOMF...... Home Federal Bancorp           NASDAQ Seymour         IN         16     01/23/88  SAIF      Regular
HPBC...... Home Port Bancorp Inc.         NASDAQ Nantucket       MA          2     08/25/88  BIF       Regular
HRBF...... Harbor Federal Bancorp Inc.    NASDAQ Baltimore       MD          9     08/12/94  SAIF      Regular
HRZB...... Horizon Financial Corp.        NASDAQ Bellingham      WA         12     08/01/86  BIF       Regular
HTHR...... Hawthorne Financial Corp.      NASDAQ El Segundo      CA          6          NA   SAIF      Not Avail.
HVFD...... Haverfield Corporation         NASDAQ Cleveland       OH         10     03/19/85  SAIF      Regular
HWEN...... Home Financial Bancorp         NASDAQ Spencer         IN          1     07/02/96  SAIF      Regular
HZFS...... Horizon Financial Svcs Corp.   NASDAQ Oskaloosa       IA          3     06/30/94  SAIF      Regular
IBSF...... IBS Financial Corp.            NASDAQ Cherry Hill     NJ         10     10/13/94  SAIF      Regular
IFSB...... Independence Federal Savings   NASDAQ Washington      DC          2     06/06/85  SAIF      Regular
IFSL...... Indiana Federal Corporation    NASDAQ Valparaiso      IN         16     02/04/87  SAIF      Regular
INBI...... Industrial Bancorp             NASDAQ Bellevue        OH         10     08/01/95  SAIF      Regular
INCB...... Indiana Community Bank SB      NASDAQ Lebanon         IN          3     12/15/94  SAIF      Regular
IPSW...... Ipswich Savings Bank           NASDAQ Ipswich         MA          5     05/26/93  BIF       Regular
ISBF...... ISB Financial Corporation      NASDAQ New Iberia      LA         25     04/07/95  SAIF      Regular
ITLA...... ITLA Capital Corp.             NASDAQ La Jolla        CA          9     10/24/95  BIF       Not Avail.
IWBK...... InterWest Bancorp Inc.         NASDAQ Oak Harbor      WA         37          NA   SAIF      Not Avail.
JOAC...... Joachim Bancorp Inc.           NASDAQ De Soto         MO          1     12/28/95  SAIF      Regular
JSBA...... Jefferson Savings Bancorp      NASDAQ Ballwin         MO         32     04/08/93  SAIF      Regular
JSBF...... JSB Financial Inc.             NASDAQ Lynbrook        NY         13     06/27/90  BIF       Regular
JXSB...... Jacksonville Savings Bank, MHC NASDAQ Jacksonville    IL          4     04/21/95  SAIF      Mutual HC
JXVL...... Jacksonville Bancorp Inc.      NASDAQ Jacksonville    TX          6     04/01/96  SAIF      Not Avail.
KFBI...... Klamath First Bancorp          NASDAQ Klamath Falls   OR          7     10/05/95  SAIF      Regular
KNK....... Kankakee Bancorp Inc.          AMSE  Kankakee         IL          9     01/06/93  SAIF      Regular
KSAV...... KS Bancorp Inc.                NASDAQ Kenly           NC          4     12/30/93  SAIF      Regular
KSBK...... KSB Bancorp Inc.               NASDAQ Kingfield       ME          8     06/24/93  BIF       Regular
KYF....... Kentucky First Bancorp Inc.    AMSE  Cynthiana        KY          2     08/29/95  SAIF      Regular
LARK...... Landmark Bancshares Inc.       NASDAQ Dodge City      KS          5     03/28/94  SAIF      Regular
LARL...... Laurel Capital Group Inc.      NASDAQ Allison Park    PA          6     02/20/87  SAIF      Regular
LFBI...... Little Falls Bancorp Inc.      NASDAQ Little Falls    NJ          6     01/05/96  SAIF      Regular
LFED...... Leeds Federal Savings Bk, MHC  NASDAQ Baltimore       MD          1     05/02/94  SAIF      Mutual HC
LIFB...... Life Bancorp Inc.              NASDAQ Norfolk         VA         20     10/11/94  SAIF      Regular
LISB...... Long Island Bancorp Inc.       NASDAQ Melville        NY         36     04/18/94  SAIF      Regular
LOGN...... Logansport Financial Corp.     NASDAQ Logansport      IN          1     06/14/95  SAIF      Regular
LONF...... London Financial Corporation   NASDAQ London          OH          1     04/01/96  SAIF      Regular
LSBI...... LSB Financial Corp.            NASDAQ Lafayette       IN          4     02/03/95  BIF       Regular
LSBX...... Lawrence Savings Bank          NASDAQ North Andover   MA          5     05/02/86  BIF       Regular
LVSB...... Lakeview Financial             NASDAQ West Paterson   NJ          8     12/22/93  SAIF      Regular
LXMO...... Lexington B&L Financial Corp.  NASDAQ Lexington       MO          1     06/06/96  SAIF      Regular
MAFB...... MAF Bancorp Inc.               NASDAQ Clarendon Hills IL         20     01/12/90  SAIF      Regular
MARN...... Marion Capital Holdings        NASDAQ Marion          IN          2     03/18/93  SAIF      Regular
MASB...... MASSBANK Corp.                 NASDAQ Reading         MA         14     05/28/86  BIF       Regular
MBB....... MSB Bancorp Inc.               AMSE  Goshen           NY         16     09/03/92  BIF       Regular
MBBC...... Monterey Bay Bancorp Inc.      NASDAQ Watsonville     CA          7     02/15/95  SAIF      Regular
MBLF...... MBLA Financial Corp.           NASDAQ Macon           MO          2     06/24/93  SAIF      Regular
MBSP...... Mitchell Bancorp Inc.          NASDAQ Spruce Pine     NC          1     07/12/96  SAIF      Regular
MCBN...... Mid-Coast Bancorp Inc.         NASDAQ Waldoboro       ME          2     11/02/89  SAIF      Regular
MCBS...... Mid Continent Bancshares Inc.  NASDAQ El Dorado       KS          9     06/27/94  SAIF      Regular
MDBK...... Medford Savings Bank           NASDAQ Medford         MA         16     03/18/86  BIF       Regular
MECH...... Mechanics Savings Bank         NASDAQ Hartford        CT         14     06/26/96  BIF       Regular
MERI...... Meritrust Federal SB           NASDAQ Thibodaux       LA          8          NA   SAIF      Not Avail.
METF...... Metropolitan Financial Corp.   NASDAQ Mayfield                                              Not Avail.
                                                Heights          OH         15          NA   SAIF
MFBC...... MFB Corp.                      NASDAQ Mishawaka       IN          4     03/25/94  SAIF      Regular
MFCX...... Marshalltown Financial Corp.   NASDAQ Marshalltown    IA          3     03/31/94  SAIF      Regular
MFFC...... Milton Federal Financial Corp. NASDAQ West Milton     OH          2     10/07/94  SAIF      Regular
MFLR...... Mayflower Co-operative Bank    NASDAQ Middleboro      MA          4     12/23/87  BIF       Regular
MFSL...... Maryland Federal Bancorp       NASDAQ Hyattsville     MD         25     06/02/87  SAIF      Regular
MGNL...... Magna Bancorp Inc.             NASDAQ Hattiesburg     MS         63     03/13/91  SAIF      Regular
MIFC...... Mid-Iowa Financial Corp.       NASDAQ Newton          IA          6     10/14/92  SAIF      Regular
MIVI...... Mississippi View Holding Co.   NASDAQ Little Falls    MN          1     03/24/95  SAIF      Regular
MLBC...... ML Bancorp Inc.                NASDAQ Villanova       PA         25     08/11/94  SAIF      Regular
MRKF...... Market Financial Corporation   NASDAQ Mount Healthy   OH          2     03/27/97  SAIF      Regular
MSBF...... MSB Financial Inc.             NASDAQ Marshall        MI          2     02/06/95  SAIF      Regular
MSBK...... Mutual Savings Bank FSB        NASDAQ Bay City        MI         22     07/17/92  SAIF      Regular
MWBI...... Midwest Bancshares Inc.        NASDAQ Burlington      IA          4     11/12/92  SAIF      Regular
MWBX...... MetroWest Bank                 NASDAQ Framingham      MA         11     10/10/86  BIF       Regular
MWFD...... Midwest Federal Financial      NASDAQ Baraboo         WI          9     07/08/92  SAIF      Regular
NASB...... North American Savings Bank    NASDAQ Grandview       MO          7     09/27/85  SAIF      Not Avail.
NBN....... Northeast Bancorp              AMSE  Portland         ME          8     08/19/87  BIF       Regular
NBSI...... North Bancshares Inc.          NASDAQ Chicago         IL          2     12/21/93  SAIF      Regular
NEIB...... Northeast Indiana Bancorp      NASDAQ Huntington      IN          3     06/28/95  SAIF      Regular
NHTB...... New Hampshire Thrift Bncshrs   NASDAQ New London      NH         10     05/22/86  SAIF      Regular
NASB...... NewMil Bancorp Inc.            NASDAQ New Milford     CT         13     02/01/86  BIF       Regular
NSBC...... NewSouth Bancorp, Inc.         NASDAQ Washington      NC          8     04/08/97  SAIF      Regular
NSLB...... NS&L Bancorp Inc.              NASDAQ Neosho          MO          2     06/08/95  SAIF      Regular
NSSB...... Norwich Financial Corp.        NASDAQ Norwich         CT         19     11/14/86  BIF       Regular
NSSY...... Norwalk Savings Society        NASDAQ Norwalk         CT          7     06/16/94  BIF       Regular
NTMG...... Nutmeg Federal S&LA            NASDAQ Danbury         CT          3          NA   SAIF      Not Avail.
NWEQ...... Northwest Equity Corp.         NASDAQ Amery           WI          3     10/11/94  SAIF      Regular
NWSB...... Northwest Savings Bank, MHC    NASDAQ Warren          PA         56     11/07/94  SAIF      Mutual HC
NYB....... New York Bancorp Inc.          NYSE  Douglaston       NY         29     01/28/88  SAIF      Regular
OCFC...... Ocean Financial Corp.          NASDAQ Toms River      NJ         10     07/03/96  SAIF      Regular
OCWN...... Ocwen Financial Corporation    NASDAQ West Palm Beach FL          1          NA   SAIF      Not Avail.
OFCP...... Ottawa Financial Corp.         NASDAQ Holland         MI         26     08/19/94  SAIF      Regular
OHSL...... OHSL Financial Corp.           NASDAQ Cincinnati      OH          5     02/10/93  SAIF      Regular
PALM...... Palfed, Inc.                   NASDAQ Aiken           SC         22     12/15/85  SAIF      Regular
PAMM...... PacificAmerica Money Center    NASDAQ Woodland Hills  CA          1     06/25/96  BIF       Not Avail.
PBCI...... Pamrapo Bancorp Inc.           NASDAQ Bayonne         NJ          8     11/14/89  SAIF      Regular
PBCT...... People's Bank, MHC             NASDAQ Bridgeport      CT         97     07/06/88  BIF       Mutual HC
PBIX...... Patriot Bank Corp.             NASDAQ Pottstown       PA         10     12/04/95  SAIF      Regular
PBKB...... People's Bancshares Inc.       NASDAQ South Easton    MA         14     10/23/86  BIF       Regular
PBNB...... People's Savings Financial Cp. NASDAQ New Britain     CT          9     08/20/86  BIF       Regular
PCBC...... Perry County Financial Corp.   NASDAQ Perryville      MO          1     02/13/95  SAIF      Regular
PCCI...... Pacific Crest Capital          NASDAQ Agoura Hills    CA          3          NA   BIF       Not Avail.
PDB....... Piedmont Bancorp Inc.          AMSE  Hillsborough     NC          1     12/08/95  SAIF      Regular
PEEK...... Peekskill Financial Corp.      NASDAQ Peekskill       NY          3     12/29/95  SAIF      Regular
PERM...... Permanent Bancorp Inc.         NASDAQ Evansville      IN         12     04/04/94  SAIF      Regular
PERT...... Perpetual Bank, MHC            NASDAQ Anderson        SC          6     10/26/93  SAIF      Mutual HC
PETE...... Primary Bank                   NASDAQ Peterborough    NH          9     10/14/93  BIF       Regular
PFDC...... Peoples Bancorp                NASDAQ Auburn          IN          6     07/07/87  SAIF      Regular
PFED...... Park Bancorp Inc.              NASDAQ Chicago         IL          3     08/12/96  SAIF      Regular
PFFB...... PFF Bancorp Inc.               NASDAQ Pomona          CA         23     03/29/96  SAIF      Regular
PFFC...... Peoples Financial Corp.        NASDAQ Massillon       OH          2     09/13/96  SAIF      Regular
PFNC...... Progress Financial Corporation NASDAQ Blue Bell       PA         10     07/18/83  SAIF      Regular
PFSB...... PennFed Financial Services Inc NASDAQ West Orange     NJ         17     07/15/94  SAIF      Regular
PFSL...... Pocahontas FS&LA, MHC          NASDAQ Pocahontas      AR          6     04/05/94  SAIF      Mutual HC
PHBK...... Peoples Heritage Finl Group    NASDAQ Portland        ME        132     12/04/86  BIF       Regular
PHFC...... Pittsburgh Home Financial Corp NASDAQ Pittsburgh      PA          7     04/01/96  SAIF      Regular
PKPS...... Poughkeepsie Financial Corp.   NASDAQ Poughkeepsie    NY         13     11/19/85  SAIF      Regular
PLE....... Pinnacle Bancshares Inc.       AMSE  Jasper           AL          5     12/17/86  SAIF      Regular
PLSK...... Pulaski Savings Bank, MHC      NASDAQ Springfield     NJ          6     04/03/97  SAIF      Mutual HC
PMFI...... Perpetual Midwest Financial    NASDAQ Cedar Rapids    IA          5     03/31/94  SAIF      Regular
POBS...... Portsmouth Bank Shares         NASDAQ Portsmouth      NH          3     02/09/88  BIF       Regular
PRBC...... Prestige Bancorp Inc.          NASDAQ Pleasant Hills  PA          3     06/27/96  SAIF      Regular
PROV...... Provident Financial Holdings   NASDAQ Riverside       CA          9     06/28/96  SAIF      Regular
PSBK...... Progressive Bank Inc.          NASDAQ Fishkill        NY         17     08/01/84  BIF       Regular
PSFC...... Peoples-Sidney Financial Corp. NASDAQ Sidney          OH          1     04/28/97  SAIF      Regular
PSFI...... PS Financial Inc.              NASDAQ Chicago         IL          1     11/27/96  SAIF      Regular
PTRS...... Potters Financial Corp.        NASDAQ East Liverpool  OH          4     12/31/93  SAIF      Regular
PULB...... Pulaski Bank, Savings Bk, MHC  NASDAQ St. Louis       MO          5     05/11/94  SAIF      Mutual HC
PULS...... Pulse Bancorp                  NASDAQ South River     NJ          4     09/18/86  SAIF      Regular
PVFC...... PVF Capital Corp.              NASDAQ Bedford Heights OH          9     12/30/92  SAIF      Supervisory
PVSA...... Parkvale Financial Corporation NASDAQ Monroeville     PA         29     07/16/87  SAIF      Regular
PWBC...... PennFirst Bancorp Inc.         NASDAQ Ellwood City    PA         11     06/13/90  SAIF      Regular
PWBK...... Pennwood Bancorp Inc.          NASDAQ Pittsburgh      PA          3     07/15/96  SAIF      Regular
QCBC...... Quaker City Bancorp Inc.       NASDAQ Whittier        CA          8     12/30/93  SAIF      Regular
QCFB...... QCF Bancorp Inc.               NASDAQ Virginia        MN          2     04/03/95  SAIF      Regular
QCSB...... Queens County Bancorp Inc.     NASDAQ Flushing        NY         13     11/23/93  BIF       Regular
RARB...... Raritan Bancorp Inc.           NASDAQ Raritan         NJ          6     03/01/87  BIF       Regular
RCSB...... RCSB Financial Inc.            NASDAQ Rochester       NY         36     04/29/86  BIF       Regular
REDF...... RedFed Bancorp Inc.            NASDAQ Redlands        CA         14     04/08/94  SAIF      Regular
RELI...... Reliance Bancshares Inc.       NASDAQ Milwaukee       WI          1     04/19/96  SAIF      Regular
RELY...... Reliance Bancorp Inc.          NASDAQ Garden City     NY         28     03/31/94  SAIF      Regular
RFED...... Roosevelt Financial Group      NASDAQ Chesterfield    MO         79     01/23/87  SAIF      Regular
RIVR...... River Valley Bancorp           NASDAQ Madison         IN          3     12/20/96  SAIF      Regular
ROSE...... TR Financial Corp.             NASDAQ Garden City     NY         15     06/29/93  BIF       Regular
RSLN...... Roslyn Bancorp Inc.            NASDAQ Roslyn          NY          8     01/13/97  BIF       Regular
RVSB...... Riverview Savings Bank, MHC    NASDAQ Camas           WA          9     10/26/93  SAIF      Mutual HC
SBCN...... Suburban Bancorporation Inc.   NASDAQ Cincinnati      OH          7     09/30/93  SAIF      Regular
SBFL...... SB of the Finger Lakes, MHC    NASDAQ Geneva          NY          4     11/11/94  SAIF      Mutual HC
SBOS...... Boston Bancorp (The)           NASDAQ South Boston    MA          7     11/09/83  BIF       Regular
SCBS...... Southern Community Bancshares  NASDAQ Cullman         AL          1     12/23/96  SAIF      Regular
SCCB...... S. Carolina Community Bancshrs NASDAQ Winnsboro       SC          3     07/07/94  SAIF      Regular
SECP...... Security Capital Corporation   NASDAQ Milwaukee       WI         42     01/03/94  SAIF      Regular
SFED...... SFS Bancorp Inc.               NASDAQ Schenectady     NY          3     06/30/95  SAIF      Regular
SFFC...... StateFed Financial Corporation NASDAQ Des Moines      IA          2     01/05/94  SAIF      Regular
SFIN...... Statewide Financial Corp.      NASDAQ Jersey City     NJ         16     10/02/95  SAIF      Regular
SFNB...... Security First Network Bank    NASDAQ Atlanta         GA          1          NA   SAIF      Not Avail.
SFSB...... SuburbFed Financial Corp.      NASDAQ Flossmoor       IL         12     03/04/92  SAIF      Regular
SFSL...... Security First Corp.           NASDAQ Mayfield                                              Regular
                                                Heights          OH         15     01/22/88  SAIF
SGVB...... SGV Bancorp Inc.               NASDAQ West Covina     CA          8     06/29/95  SAIF      Regular
SHEN...... First Shenango Bancorp Inc.    NASDAQ New Castle      PA          4     04/06/93  SAIF      Regular
SISB...... SIS Bancorp Inc.               NASDAQ Springfield     MA         24     02/08/95  BIF       Regular
SJSB...... SJS Bancorp                    NASDAQ St. Joseph      MI          4     02/16/95  SAIF      Regular
SKAN...... Skaneateles Bancorp Inc.       NASDAQ Skaneateles     NY          8     06/02/86  BIF       Regular
SKBO...... First Carnegie Deposit, MHC    NASDAQ Carnegie        PA          3     04/04/97  SAIF      Mutual HC
SMBC...... Southern Missouri Bancorp Inc. NASDAQ Poplar Bluff    MO          8     04/13/94  SAIF      Regular
SMFC...... Sho-Me Financial Corp.         NASDAQ Mt. Vernon      MO          8     07/01/94  SAIF      Regular
SOBI...... Sobieski Bancorp Inc.          NASDAQ South Bend      IN          3     03/31/95  SAIF      Regular
SOPN...... First Savings Bancorp Inc.     NASDAQ Southern Pines  NC          5     01/06/94  SAIF      Regular
SOSA...... Somerset Savings Bank          NASDAQ Somerville      MA          5     07/09/86  BIF       Regular
SPBC...... St. Paul Bancorp Inc.          NASDAQ Chicago         IL         52     05/18/87  SAIF      Regular
SRN....... Southern Banc Company Inc.     AMSE  Gadsden          AL          4     10/05/95  SAIF      Regular
SSB....... Scotland Bancorp Inc           AMSE  Laurinburg       NC          2     04/01/96  SAIF      Regular
SSFC...... South Street Financial Corp.   NASDAQ Albemarle       NC          2     10/03/96  SAIF      Regular
SSM....... Stone Street Bancorp Inc.      AMSE  Mocksville       NC          2     04/01/96  SAIF      Regular
STFR...... St. Francis Capital Corp.      NASDAQ Milwaukee       WI         22     06/21/93  SAIF      Regular
STND...... Standard Financial Inc.        NASDAQ Chicago         IL         14     08/01/94  SAIF      Regular
STSA...... Sterling Financial Corp.       NASDAQ Spokane         WA         41          NA   SAIF      Not Avail.
SVRN...... Sovereign Bancorp Inc.         NASDAQ Wyomissing      PA        134     08/12/86  SAIF      Regular
SWBI...... Southwest Bancshares           NASDAQ Hometown        IL          6     06/24/92  SAIF      Regular
SWCB...... Sandwich Co-operative Bank     NASDAQ Sandwich        MA         11     07/25/86  BIF       Regular
SZB....... SouthFirst Bancshares Inc.     AMSE  Sylacauga        AL          2     02/14/95  SAIF      Regular
TBK....... Tolland Bank                   AMSE  Tolland          CT          7     12/19/86  BIF       Regular
THR....... Three Rivers Financial Corp.   AMSE  Three Rivers     MI          4     08/24/95  SAIF      Regular
THRD...... TF Financial Corporation       NASDAQ Newtown         PA         14     07/13/94  SAIF      Regular
TPNZ...... Tappan Zee Financial Inc.      NASDAQ Tarrytown       NY          1     10/05/95  SAIF      Regular
TRIC...... Tri-County Bancorp Inc.        NASDAQ Torrington      WY          2     09/30/93  SAIF      Regular
TSBS...... Trenton SB, MHC                NASDAQ Lawrenceville   NJ         14     08/03/95  BIF       Mutual HC
TSH....... Teche Holding Co.              AMSE  Franklin         LA          9     04/19/95  SAIF      Regular
TWIN...... Twin City Bancorp              NASDAQ Bristol         TN          3     01/04/95  SAIF      Regular
UBMT...... United Financial Corp.         NASDAQ Great Falls     MT          4     09/23/86  SAIF      Regular
UFRM...... United Federal Savings Bank    NASDAQ Rocky Mount     NC         13     07/01/80  SAIF      Regular
VABF...... Virginia Beach Fed. Financial  NASDAQ Virginia Beach  VA         15     11/01/80  SAIF      Not Avail.
VFFC...... Virginia First Financial Corp. NASDAQ Petersburg      VA         24     01/01/78  SAIF      Not Avail.
WAMU...... Washington Mutual Inc.         NASDAQ Seattle         WA        452     03/11/83  BIF       Regular
WAYN...... Wayne Savings & Loan Co. MHC   NASDAQ Wooster         OH          6     06/25/93  SAIF      Mutual HC
WBST...... Webster Financial Corporation  NASDAQ Waterbury       CT         77     12/12/86  SAIF      Regular
WCBI...... Westco Bancorp                 NASDAQ Westchester     IL          1     06/26/92  SAIF      Regular
WCFB...... Webster City Federal SB, MHC   NASDAQ Webster City    IA          1     08/15/94  SAIF      Mutual HC
WEFC...... Wells Financial Corp.          NASDAQ Wells           MN          7     04/11/95  SAIF      Regular
WEHO...... Westwood Homestead Fin. Corp.  NASDAQ Cincinnati      OH          2     09/30/96  SAIF      Regular
WES....... Westcorp                       NYSE  Irvine           CA         26     05/01/86  SAIF      Not Avail.
WFCO...... Winton Financial Corp.         NASDAQ Cincinnati      OH          5     08/04/88  SAIF      Regular
WFSG...... Wilshire Financial Services    NASDAQ Portland        OR          2     12/19/96  SAIF      Not Avail.
WFSL...... Washington Federal Inc.        NASDAQ Seattle         WA        104     11/17/82  SAIF      Regular
WHGB...... WHG Bancshares Corp.           NASDAQ Lutherville     MD          5     04/01/96  SAIF      Regular
WOFC...... Western Ohio Financial Corp.   NASDAQ Springfield     OH         10     07/29/94  SAIF      Regular
WRNB...... Warren Bancorp Inc.            NASDAQ Peabody         MA          6     07/09/86  BIF       Regular
WSB....... Washington Savings Bank, FSB   AMSE  Waldorf          MD          4          NA   SAIF      Not Avail.
WSFS...... WSFS Financial Corporation     NASDAQ Wilmington      DE         16     11/26/86  BIF       Regular
WSTR...... WesterFed Financial Corp.      NASDAQ Missoula        MT         35     01/10/94  SAIF      Regular
WVFC...... WVS Financial Corporation      NASDAQ Pittsburgh      PA          5     11/29/93  SAIF      Regular
WWFC...... Westwood Financial Corporation NASDAQ Westwood        NJ          2     06/07/96  SAIF      Not Avail.
WYNE...... Wayne Bancorp Inc.             NASDAQ Wayne           NJ          4     06/27/96  SAIF      Regular
YFCB...... Yonkers Financial Corporation  NASDAQ Yonkers         NY          4     04/18/96  SAIF      Regular
YFED...... York Financial Corp.           NASDAQ York            PA         22     02/01/84  SAIF      Regular

Average...                                                                                                            424

Comparable
 Thrift
 Data
JOAC...... Joachim Bancorp Inc.           NASDAQ De Soto         MO          1     12/28/95  SAIF      Regular
HBBI...... Home Building Bancorp          NASDAQ Washington      IN          2     02/08/95  SAIF      Regular
CSBF...... CSB Financial Group Inc.       NASDAQ Centralia       IL          2     10/09/95  SAIF      Regular
MCBN...... Mid-Coast Bancorp Inc.         NASDAQ Waldoboro       ME          2     11/02/89  SAIF      Regular
NSLB...... NS&L Bancorp Inc.              NASDAQ Neosho          MO          2     06/08/95  SAIF      Regular
CKFB...... CKF Bancorp Inc.               NASDAQ Danville        KY          1     01/04/95  SAIF      Regular
ALBC...... Albion Banc Corp.              NASDAQ Albion          NY          2     07/26/93  SAIF      Regular
MIVI...... Mississippi View Holding Co.   NASDAQ Little Falls    MN          1     03/24/95  SAIF      Regular
ATSB...... AmTrust Capital Corp.          NASDAQ Peru            IN          2     03/28/95  SAIF      Regular
SCCB...... S. Carolina Community Bancshrs NASDAQ Winnsboro       SC          3     07/07/94  SAIF      Regular

Average...                                                                                                            10
Maximum
Minimum

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                       KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    -------------------------------------------------------
                                                      TOTAL      LOANS/    LOANS/   DEPOSITS/   BORROWINGS/
                                                      ASSETS    DEPOSITS   ASSETS    ASSETS       ASSETS
TICKER                   SHORT NAME                   ($000)      (%)       (%)        (%)          (%)
--------------------------------------------------  ----------  --------   ------   ---------   -----------
%CAL...... California Federal Bank, a FSB           30,325,660   124.77    70.02      56.12        32.54
%CCMD..... Chevy Chase Bank, FSB                     6,165,989    83.15    59.08      71.05        18.67
AABC...... Access Anytime Bancorp, Inc.                106,492    49.33    45.66      92.55        --
AADV...... Advantage Bancorp Inc.                    1,021,439    85.29    56.11      65.78        23.83
ABBK...... Abington Bancorp Inc.                       492,058    98.82    61.39      62.12        30.04
ABCL...... Alliance Bancorp Inc.                     1,313,141   108.90    83.31      76.50        12.24
ABCW...... Anchor BanCorp Wisconsin                  1,884,983   113.49    79.02      69.63        22.89
AFBC...... Advance Financial Bancorp                   103,578   107.58    82.37      76.57         7.49
AFCB...... Affiliated Community Bancorp              1,054,997   100.43    63.32      63.05        26.30
AFED...... AFSALA Bancorp Inc.                         152,254       NA       NA      84.30         1.07
AFFFZ..... America First Financial Fund              2,183,062    75.97    65.79      86.60         4.28
AHCI...... Ambanc Holding Co. Inc.                     478,117    80.84    52.66      65.15        21.40
AHM....... Ahmanson & Company (H.F.)                48,697,126    91.02    64.29      70.64        21.83
ALBC...... Albion Banc Corp.                            66,316    96.00    72.82      75.86        13.98
ALBK...... ALBANK Financial Corporation              3,496,331    85.85    73.37      85.46         2.88
AMFB...... American Federal Bank FSB                 1,306,915    86.65    66.27      76.48        12.94
AMFC...... AMB Financial Corp.                          93,643   102.67    74.08      72.16        10.14
ANA....... Acadiana Bancshares Inc.                    261,687    98.28    71.97      73.23         8.50
ANBK...... American National Bancorp                   505,318    99.12    64.64      65.21        24.13
ANDB...... Andover Bancorp Inc.                      1,209,604   101.64    72.38      71.21        19.90
ASBI...... Ameriana Bancorp                            402,163    89.21    71.46      80.10         7.00
ASBP...... ASB Financial Corp.                         109,414    82.17    65.58      79.81         2.19
ASFC...... Astoria Financial Corporation             7,689,409    61.80    36.12      58.45        33.04
ATSB...... AmTrust Capital Corp.                        71,031    99.62    71.64      71.92        17.12
AVND...... Avondale Financial Corp.                    635,447   106.22    60.29      56.76        33.00
BANC...... BankAtlantic Bancorp Inc.                 2,773,085   102.93    67.71      65.78        25.86
BDJI...... First Federal Bancorporation                107,716    63.43    48.09      75.82        11.78
BFD....... BostonFed Bancorp Inc.                      941,007   139.74    80.91      57.90        32.34
BFFC...... Big Foot Financial Corp.                    210,086    64.88    38.89      59.94        21.23
BFSB...... Bedford Bancshares Inc.                     131,506   115.62    86.02      74.40        10.65
BKC....... American Bank of Connecticut                588,583    82.77    61.74      74.59        16.95
BKCO...... Bankers Corp.                             2,541,672    96.09    62.08      64.61        26.31
BKCT...... Bancorp Connecticut Inc.                    413,729    82.73    60.68      73.36        15.44
BKUNA..... BankUnited Financial Corp.                1,453,152   119.50    83.18      69.61        17.36
BNKU...... Bank United Corp.                        11,002,625   159.42    73.40      46.04        43.89
BPLS...... Bank Plus Corp.                           3,294,647   107.08    81.80      76.40        16.00
BSBC...... Branford Savings Bank                       177,425    79.17    70.36      88.88         0.56
BTHL...... Bethel Bancorp                              218,187   114.79    77.14      67.20        22.23
BVCC...... Bay View Capital Corp.                    3,044,610   140.12    76.21      54.39        37.98
BWFC...... Bank West Financial Corp.                   147,019   104.71    71.55      68.33        15.69
BYFC...... Broadway Financial Corp.                    118,763    96.41    84.20      87.34        --
CAFI...... Camco Financial Corp.                       472,430   108.47    83.48      76.95        11.88
CAPS...... Capital Savings Bancorp Inc.                237,915   111.18    79.09      71.14        18.91
CASB...... Cascade Financial Corp.                     352,321   124.37    81.74      65.72        26.11
CASH...... First Midwest Financial Inc.                370,177   105.53    67.14      63.62        23.79
CATB...... Catskill Financial Corp.                    273,940    63.33    45.58      71.97        --
CBCI...... Calumet Bancorp Inc.                        494,557   109.02    77.05      70.68        11.43
CBCO...... CB Bancorp Inc.                             226,553    61.36    40.85      66.57        23.39
CBES...... CBES Bancorp Inc.                            95,219   120.99    90.20      74.55         5.25
CBK....... Citizens First Financial Corp.              271,614   111.36    81.91      73.56        10.77
CBNH...... Community Bankshares Inc.                   580,645    98.58    69.73      70.73        20.39
CBSA...... Coastal Bancorp Inc.                      2,852,767    93.85    43.29      46.12        48.65
CBSB...... Charter Financial Inc.                      394,815   106.20    73.91      69.59        14.78
CCFH...... CCF Holding Company                          86,940    98.57    81.85      83.04         1.73
CEBK...... Central Co-operative Bank                   324,297    89.95    72.19      80.26         8.33
CENB...... Century Bancorp Inc.                         99,948    85.80    59.65      69.53        --
CENF...... CENFED Financial Corp.                    2,263,399   101.00    69.89      69.20        24.83
CFB....... Commercial Federal Corporation            6,901,835   116.82    74.80      64.03        28.65
CFCP...... Coastal Financial Corp.                     484,610   117.94    80.85      68.55        23.89
CFFC...... Community Financial Corp.                   166,664   130.95    89.65      68.46        16.80
CFHC...... California Financial Holding              1,315,052    99.80    73.85      74.00        18.50
CFNC...... Carolina Fincorp Inc.                       108,680    92.07    68.92      74.86        --
CFSB...... CFSB Bancorp Inc.                           834,252   130.96    87.85      67.08        23.56
CFTP...... Community Federal Bancorp                   206,049    93.85    60.09      64.03         0.73
CFX....... CFX Corporation                           1,744,449    95.77    67.17      70.14        19.67
CIBI...... Community Investors Bancorp                  97,446   103.55    76.52      73.90        13.99
CKFB...... CKF Bancorp Inc.                             60,197   126.34    89.94      71.19         3.73
CLAS...... Classic Bancshares Inc.                     128,361    82.79    62.80      75.85         7.40
CMRN...... Cameron Financial Corp                      197,693   135.77    85.60      63.04        12.77
CMSB...... Commonwealth Bancorp Inc.                 2,236,008    77.56    51.95      66.98        20.77
CMSV...... Community Savings, MHC                      682,314    74.17    58.48      78.85         7.62
CNBA...... Chester Bancorp Inc.                        142,487    53.40    37.85      70.89         5.85
CNIT...... CENIT Bancorp Inc.                          706,797    91.74    63.38      69.09        23.20
CNSB...... CNS Bancorp Inc.                             98,104    84.97    63.45      74.68        --
CNY....... Carver Bancorp Inc.                         423,512    75.12    47.26      62.92        28.59
COFD...... Collective Bancorp Inc.                   5,517,588    82.31    52.19      63.41        28.62
COFI...... Charter One Financial                    14,040,397   108.91    60.81      55.84        35.82
CONE...... Conestoga Bancorp, Inc.                     494,348    28.70    23.21      80.86         2.02
COOP...... Cooperative Bankshares Inc.                 348,498    98.50    79.19      80.40        11.54
COVB...... CoVest Bancshares Inc.                      552,558    85.85    63.20      73.62        15.69
CRZY...... Crazy Woman Creek Bancorp                    52,042    99.07    53.55      54.05        17.31
CSA....... Coast Savings Financial                   8,797,075    94.25    69.57      73.81        19.76
CSBF...... CSB Financial Group Inc.                     47,996    77.10    57.40      74.45        --
CTZN...... CitFed Bancorp Inc.                       2,937,269   100.40    57.56      57.33        35.16
CVAL...... Chester Valley Bancorp Inc.                 305,187   101.92    80.97      79.45        10.37
CZF....... CitiSave Financial Corp                      74,942    74.06    60.58      81.79        --
DCBI...... Delphos Citizens Bancorp Inc.               107,072   100.64    71.44      70.98        --
DFIN...... Damen Financial Corp.                       227,400    78.23    40.45      51.71        27.04
DIBK...... Dime Financial Corp.                        814,431    57.16    48.22      84.37         7.12
DIME...... Dime Community Bancorp Inc.               1,237,274    70.96    55.19      77.77         4.33
DME....... Dime Bancorp Inc.                        18,464,786    85.71    59.65      69.59        23.80
DNFC...... D & N Financial Corp.                     1,528,468   108.47    71.50      65.92        27.31
DSL....... Downey Financial Corp.                    5,484,473   110.05    90.19      81.95         9.79
EBCP...... Eastern Bancorp                             865,818    77.04    56.91      73.88        17.73
EBSI...... Eagle Bancshares                            666,166   110.84    69.07      62.31        25.15
EFBC...... Empire Federal Bancorp Inc.                 107,938    64.15    39.85      62.11        --
EFBI...... Enterprise Federal Bancorp                  256,704   119.16    66.39      55.71        31.16
EGFC...... Eagle Financial Corp.                     1,512,036    79.53    57.01      71.69        18.79
EGLB...... Eagle BancGroup Inc.                        170,531    86.27    66.92      77.57         9.56
EIRE...... Emerald Isle Bancorp Inc.                   412,142    80.19    67.67      84.38         8.17
EMLD...... Emerald Financial Corp.                     588,634    87.18    75.77      86.92         4.73
EQSB...... Equitable Federal Savings Bank              296,002    85.51    69.23      80.96        13.28
ESBK...... Elmira Savings Bank (The)                   222,618    85.74    78.70      91.79         1.18
ESX....... Essex Bancorp Inc.                          179,930   114.82    87.43      76.14        14.38
ETFS...... East Texas Financial Services               111,689    57.99    46.62      80.39        --
FAB....... FirstFed America Bancorp Inc.               979,736   114.43    84.56      73.90        11.34
FBBC...... First Bell Bancorp Inc.                     709,011   111.08    77.90      70.13        16.92
FBCI...... Fidelity Bancorp Inc.                       486,010   112.71    76.62      67.98        19.98
FBCV...... 1ST Bancorp                                 273,090   123.79    66.47      53.70        37.10
FBER...... 1st Bergen Bancorp                          252,294    59.84    49.51      82.74        --
FBHC...... Fort Bend Holding Corp.                     295,080    56.85    48.20      84.80         5.53
FBSI...... First Bancshares Inc.                       160,048   113.80    81.23      71.38        13.84
FCB....... Falmouth Co-Operative Bank                   90,269    69.94    52.09      74.48         0.87
FCBF...... FCB Financial Corp.                         268,528   147.56    83.97      56.90        23.61
FCIT...... First Citizens Financial Corp.              693,803    95.31    74.79      78.47        14.08
FCME...... First Coastal Corporation                   151,143    87.14    67.23      77.15        13.78
FDEF...... First Defiance Financial                    546,060   111.97    77.56      69.27         8.54
FED....... FirstFed Financial Corp.                  4,129,737   154.89    76.28      49.25        44.84
FESX...... First Essex Bancorp Inc.                  1,146,854   100.92    62.10      61.54        29.58
FFBA...... First Colorado Bancorp Inc.               1,509,514    94.42    72.21      76.48         8.75
FFBH...... First Federal Bancshares of AR              519,765    93.89    77.93      83.00         0.58
FFBI...... First Financial Bancorp Inc.                 93,156   107.55    78.27      72.77        18.20
FFBS...... FFBS BanCorp Inc.                           128,676    87.79    70.09      79.83        --
FFBZ...... First Federal Bancorp Inc.                  191,686   130.39    87.42      67.05        24.36
FFCH...... First Financial Holdings Inc.             1,602,018   127.83    84.82      66.36        25.97
FFDB...... FirstFed Bancorp Incorporated               176,496    83.67    74.39      88.90         0.57
FFDF...... FFD Financial Corp.                          85,286    97.24    62.33      64.10        10.06
FFED...... Fidelity Federal Bancorp                    250,285   113.22    84.05      74.24        19.53
FFES...... First Federal of East Hartford              974,693    30.21    17.79      58.89        34.40
FFFC...... FFVA Financial Corp.                        549,771    80.72    59.73      74.00        12.37
FFFD...... North Central Bancshares Inc.               203,497   129.14    84.00      65.05         9.48
FFFG...... F.F.O. Financial Group Inc.                 320,031    79.14    70.64      89.26         3.12
FFFL...... Fidelity Bankshares Inc., MHC               926,891    92.82    74.49      80.25         9.05
FFHC...... First Financial Corp.                     5,808,506    78.47    60.70      77.35        14.33
FFHH...... FSF Financial Corp.                         367,312   112.66    64.44      57.20        30.34
FFHS...... First Franklin Corporation                  226,235    77.36    67.99      87.88         2.80
FFIC...... Flushing Financial Corp.                    811,189    71.75    52.89      73.71         9.37
FFKY...... First Federal Financial Corp.               372,300   116.73    86.91      74.45        11.20
FFLC...... FFLC Bancorp Inc.                           358,538    84.11    68.36      81.28         3.33
FFOH...... Fidelity Financial of Ohio                  513,079    98.71    80.80      81.86         4.27
FFPB...... First Palm Beach Bancorp Inc.             1,558,235    87.65    68.46      78.10        13.54
FFSL...... First Independence Corp.                    109,230    95.71    64.97      67.88        20.60
FFSW...... FirstFederal Financial Svcs               1,088,132   114.12    69.50      60.90        29.65
FFSX...... First Fed SB of Siouxland, MHC              462,829   102.19    72.91      71.35        19.34
FFWC...... FFW Corp.                                   158,441   112.39    69.67      61.99        27.28
FFWD...... Wood Bancorp Inc.                           163,498   111.90    80.71      72.13        14.45
FFYF...... FFY Financial Corp.                         598,667   102.26    76.48      74.80         9.37
FGHC...... First Georgia Holding Inc.                  147,094   105.51    86.38      81.86         8.46
FIBC...... Financial Bancorp Inc.                      269,197    72.02    55.16      76.59        12.26
FISB...... First Indiana Corporation                 1,481,157   115.54    84.01      72.71        16.45
FKFS...... First Keystone Financial                    314,637    81.60    57.94      71.01        20.28
FKKY...... Frankfort First Bancorp Inc.                128,328   137.90    92.42      67.02         5.94
FLAG...... FLAG Financial Corp.                        222,072    83.34    68.50      82.19         6.46
FLFC...... First Liberty Financial Corp.             1,248,033    99.14    69.93      70.53        20.88
FLGS...... Flagstar Bancorp Inc.                     1,519,099   173.59    87.68      50.51        30.65
FLKY...... First Lancaster Bancshares                   40,448   159.08    86.38      54.30        10.34
FMBD...... First Mutual Bancorp Inc.                   424,597    89.61    71.29      79.55         5.65
FMCO...... FMS Financial Corporation                   553,599    65.97    56.54      85.70         6.93
FMSB...... First Mutual Savings Bank                   426,292    99.57    78.67      79.01        12.71
FNGB...... First Northern Capital Corp.                617,899   119.17    90.14      75.64        11.64
FOBC...... Fed One Bancorp                             346,214    57.29    41.90      73.15        14.54
FPRY...... First Financial Bancorp                     240,379    88.86    77.63      87.36         5.41
FRC....... First Republic Bancorp                    2,183,453   140.50    88.66      63.11        28.47
FSBI...... Fidelity Bancorp Inc.                       327,896    67.28    48.15      71.57        20.45
FSFC...... First Southeast Financial Corp              334,751    92.78    78.38      84.48         4.48
FSLA...... First Savings Bank, MHC                   1,024,715    65.30    51.38      78.68        11.01
FSNJ...... First Savings Bk of NJ, MHC                 578,574    54.87    41.85      76.27        13.94
FSPG...... First Home Bancorp Inc.                     508,243    90.47    52.55      58.09        34.77
FSSB...... First FS&LA of San Bernardino               103,674    75.29    71.56      95.05        --
FSTC...... First Citizens Corporation                  257,288    95.71    79.34      82.89         6.46
FTF....... Texarkana First Financial Corp              168,094   101.23    83.55      82.54         0.03
FTFC...... First Federal Capital Corp.               1,530,237   109.73    75.56      68.86        23.86
FTNB...... Fulton Bancorp Inc.                          99,464   127.14    85.77      67.46         6.54
FTSB...... Fort Thomas Financial Corp.                  94,681   123.64    89.47      72.36        10.25
FWWB...... First SB of Washington Bancorp              977,075   114.19    62.23      54.50        28.76
GAF....... GA Financial Inc.                           670,342    51.00    34.64      67.93        13.73
GBCI...... Glacier Bancorp Inc.                        552,372   121.30    70.98      58.52        29.69
GDVS...... Greater Delaware Valley SB,MHC              238,686    74.79    59.29      79.27         8.70
GDW....... Golden West Financial                    38,530,009   134.71    80.22      59.55        32.26
GFCO...... Glenway Financial Corp.                     280,813   102.51    83.06      81.02         8.07
GFED...... Guaranty Federal SB, MHC                    196,034   104.62    77.95      74.51        10.79
GFSB...... GFS Bancorp Inc.                             88,154   131.52    87.02      66.16        21.53
GLBK...... Glendale Co-Operative Bank                   36,927    47.28    39.49      83.53        --
GLN....... Glendale Federal Bank FSB                15,393,708   124.67    74.39      59.67        32.47
GPT....... GreenPoint Financial Corp.               13,261,221    69.50    58.85      84.69         2.17
GRTR...... Greater New York Savings Bank             2,570,533    57.80    37.49      64.87        26.07
GSBC...... Great Southern Bancorp Inc.                 679,153   128.44    87.54      68.16        22.05
GSFC...... Green Street Financial Corp.                174,365   114.11    71.42      62.58        --
GSLA...... GS Financial Corp.                          135,339    41.26    33.33      80.79        --
GTFN...... Great Financial Corporation               3,002,142   107.08    65.47      61.14        27.23
GTPS...... Great American Bancorp                      137,898    90.52    70.47      77.86        --
GUPB...... GFSB Bancorp Inc.                            86,911    82.01    52.16      63.61        18.93
GWBC...... Gateway Bancorp Inc.                         65,806    41.54    30.53      73.49        --
GWF....... Great Western Financial                  42,877,903   111.98    73.54      65.67        25.80
HALL...... Hallmark Capital Corp.                      409,287   101.79    66.97      65.79        25.92
HARB...... Harbor Federal Savings Bk, MHC            1,104,924    90.57    73.74      81.42         9.10
HARL...... Harleysville Savings Bank                   332,558    89.47    72.08      80.57        11.77
HARS...... Harris Savings Bank, MHC                  1,943,327    73.02    44.17      60.49        30.77
HAVN...... Haven Bancorp Inc.                        1,727,798    79.92    53.82      67.34        23.70
HBBI...... Home Building Bancorp                        46,804    76.19    60.41      79.29         7.91
HBEI...... Home Bancorp of Elgin Inc.                  358,695   103.84    73.25      70.54        --
HBFW...... Home Bancorp                                327,789    94.05    79.98      85.04        --
HBNK...... Highland Federal Bank FSB                   480,192   112.25    81.58      72.68        18.22
HBS....... Haywood Bancshares Inc.                     146,331    98.11    75.92      77.39         7.18
HCBB...... HCB Bancshares Inc.                         180,417    63.16    54.19      85.79         5.54
HCFC...... Home City Financial Corp.                    68,235   108.24    78.99      72.98         5.87
HEMT...... HF Bancorp Inc.                             984,455    56.33    48.09      85.37         5.08
HFFB...... Harrodsburg First Fin Bancorp               108,187   102.30    74.06      72.39        --
HFFC...... HF Financial Corp.                          561,287   103.61    77.20      74.51        13.14
HFGI...... Harrington Financial Group                  515,360    65.70    16.69      25.41        67.83
HFNC...... HFNC Financial Corp.                        842,917   139.73    74.24      53.13        26.69
HFSA...... Hardin Bancorp Inc.                         103,354    77.96    52.95      67.92        18.38
HHFC...... Harvest Home Financial Corp.                 83,103    76.48    52.98      69.27        17.69
HIFS...... Hingham Instit. for Savings                 205,667   101.89    76.55      75.13        14.15
HMCI...... HomeCorp Inc.                               336,447    84.75    78.24      92.31        --
HMLK...... Hemlock Federal Financial Corp              164,493    41.57    33.03      79.45         0.91
HMNF...... HMN Financial Inc.                          553,021    94.63    62.31      65.84        19.12
HOMF...... Home Federal Bancorp                        663,658   110.05    85.43      77.63        13.23
HPBC...... Home Port Bancorp Inc.                      189,204   123.97    83.35      67.24        20.74
HRBF...... Harbor Federal Bancorp Inc.                 219,462    84.61    66.11      78.13         7.52
HRZB...... Horizon Financial Corp.                     515,341    94.74    78.10      82.43        --
HTHR...... Hawthorne Financial Corp.                   837,975   100.53    84.95      84.50         9.23
HVFD...... Haverfield Corporation                      341,664   108.75    86.96      79.97         9.37
HWEN...... Home Financial Bancorp                       39,443   136.75    83.14      60.80        20.28
HZFS...... Horizon Financial Svcs Corp.                 78,368    92.53    66.63      72.01        16.74
IBSF...... IBS Financial Corp.                         740,027    34.99    26.99      77.12         4.96
IFSB...... Independence Federal Savings                262,753    77.74    59.17      76.11        16.34
IFSL...... Indiana Federal Corporation                 818,924   112.96    75.92      67.21        23.36
INBI...... Industrial Bancorp                          333,846   112.35    87.84      78.18         2.40
INCB...... Indiana Community Bank SB                    91,329    90.47    78.66      86.95        --
IPSW...... Ipswich Savings Bank                        165,510    91.19    75.85      83.18         9.06
ISBF...... ISB Financial Corporation                   938,968    77.51    63.52      81.94         5.06
ITLA...... ITLA Capital Corp.                          810,494    99.30    82.04      82.61         4.87
IWBK...... InterWest Bancorp Inc.                    1,771,523    89.05    59.12      66.39        26.16
JOAC...... Joachim Bancorp Inc.                         35,656    96.06    66.88      69.62        --
JSBA...... Jefferson Savings Bancorp                 1,296,929    90.74    75.42      83.12         7.39
JSBF...... JSB Financial Inc.                        1,530,902    76.98    57.37      74.53        --
JXSB...... Jacksonville Savings Bank, MHC              163,830    89.03    78.17      87.81         0.19
JXVL...... Jacksonville Bancorp Inc.                   218,349    91.15    74.64      81.89         0.92
KFBI...... Klamath First Bancorp                       683,830   122.83    74.51      60.66        17.51
KNK....... Kankakee Bancorp Inc.                       342,379    83.19    67.62      81.28         7.08
KSAV...... KS Bancorp Inc.                             100,754   104.15    84.78      81.40         3.97
KSBK...... KSB Bancorp Inc.                            139,993    97.30    73.05      75.08        16.17
KYF....... Kentucky First Bancorp Inc.                  88,923    90.20    55.35      61.36        21.45
LARK...... Landmark Bancshares Inc.                    223,799    97.61    65.16      66.76        17.29
LARL...... Laurel Capital Group Inc.                   208,577    86.50    70.83      81.89         5.30
LFBI...... Little Falls Bancorp Inc.                   303,384    54.13    40.60      75.00        11.08
LFED...... Leeds Federal Savings Bk, MHC               281,899    75.56    61.67      81.62         0.24
LIFB...... Life Bancorp Inc.                         1,407,861    87.84    46.09      52.47        35.81
LISB...... Long Island Bancorp Inc.                  5,814,296    97.86    61.72      63.07        24.86
LOGN...... Logansport Financial Corp.                   79,298    96.20    72.05      74.89         4.41
LONF...... London Financial Corporation                 37,937    99.44    76.82      77.26         2.11
LSBI...... LSB Financial Corp.                         188,027   129.03    86.76      67.24        23.25
LSBX...... Lawrence Savings Bank                       342,037    61.69    45.57      73.88        16.18
LVSB...... Lakeview Financial                          481,646       NA       NA      77.55        12.20
LXMO...... Lexington B&L Financial Corp.                59,748   105.88    75.06      70.90        --
MAFB...... MAF Bancorp Inc.                          3,236,449   108.90    77.09      70.79        19.40
MARN...... Marion Capital Holdings                     174,415   123.34    85.67      69.46         4.72
MASB...... MASSBANK Corp.                              901,117    31.65    27.92      88.22         0.10
MBB....... MSB Bancorp Inc.                            810,679    47.21    42.58      90.18         0.04
MBBC...... Monterey Bay Bancorp Inc.                   422,380    74.33    55.83      75.12        13.59
MBLF...... MBLA Financial Corp.                        209,783   118.49    55.61      46.93        39.05
MBSP...... Mitchell Bancorp Inc.                        33,894   151.66    81.33      53.63        --
MCBN...... Mid-Coast Bancorp Inc.                       57,838   113.92    83.59      73.38        17.62
MCBS...... Mid Continent Bancshares Inc.               371,169    86.71    54.52      62.88        25.59
MDBK...... Medford Savings Bank                      1,054,075    71.43    54.13      75.78        14.84
MECH...... Mechanics Savings Bank                      788,513    81.98    66.44      81.04         8.52
MERI...... Meritrust Federal SB                        228,591    57.82    52.41      90.64        --
METF...... Metropolitan Financial Corp.                807,054   102.96    84.07      81.65        12.66
MFBC...... MFB Corp.                                   234,290   106.94    74.55      69.71        14.73
MFCX...... Marshalltown Financial Corp.                127,107    59.05    49.25      83.40        --
MFFC...... Milton Federal Financial Corp.              178,757    84.44    64.17      75.99         8.77
MFLR...... Mayflower Co-operative Bank                 124,688    73.38    59.39      80.94         8.82
MFSL...... Maryland Federal Bancorp                  1,128,483   126.32    88.31      69.91        20.05
MGNL...... Magna Bancorp Inc.                        1,383,130   100.02    65.93      65.91        21.44
MIFC...... Mid-Iowa Financial Corp.                    123,572    76.09    52.89      69.50        20.23
MIVI...... Mississippi View Holding Co.                 69,755    80.25    64.36      80.20        --
MLBC...... ML Bancorp Inc.                           1,959,847    97.32    43.37      44.56        45.60
MRKF...... Market Financial Corporation                 56,343    70.50    45.19      64.10        --
MSBF...... MSB Financial Inc.                           75,630   159.24    87.12      54.71        27.60
MSBK...... Mutual Savings Bank FSB                     662,536    65.55    40.32      61.51        30.82
MWBI...... Midwest Bancshares Inc.                     139,006    79.76    59.93      75.14        17.27
MWBX...... MetroWest Bank                              554,921    92.89    76.70      82.57         9.10
MWFD...... Midwest Federal Financial                   201,070    95.52    74.48      77.97        12.31
NASB...... North American Savings Bank                 689,246   122.55    88.22      71.99        18.81
NBN....... Northeast Bancorp                           247,525   128.03    80.00      62.49        29.03
NBSI...... North Bancshares Inc.                       120,011   103.02    61.91      60.10        23.16
NEIB...... Northeast Indiana Bancorp                   172,874   166.23    88.14      53.02        31.24
NHTB...... New Hampshire Thrift Bncshrs                313,038    97.57    82.41      84.46         7.29
NASB...... NewMil Bancorp Inc.                         317,013    62.83    53.30      84.83         4.12
NSBC...... NewSouth Bancorp, Inc.                      254,863    79.80    72.57      90.94         0.48
NSLB...... NS&L Bancorp Inc.                            58,089    75.11    55.13      73.40         5.16
NSSB...... Norwich Financial Corp.                     701,234    80.96    69.73      86.13         1.70
NSSY...... Norwalk Savings Society                     617,367   102.35    69.91      68.31        23.39
NTMG...... Nutmeg Federal S&LA                          93,645   112.06    91.88      81.99        10.07
NWEQ...... Northwest Equity Corp.                       95,097   126.90    82.14      64.73        23.24
NWSB...... Northwest Savings Bank, MHC               1,997,563    92.48    75.13      81.24         7.72
NYB....... New York Bancorp Inc.                     3,174,997   114.55    61.67      53.83        38.91
OCFC...... Ocean Financial Corp.                     1,387,836    74.56    50.80      68.14        12.63
OCWN...... Ocwen Financial Corporation               2,649,471    86.07    68.44      79.52        10.01
OFCP...... Ottawa Financial Corp.                      858,934   114.11    84.49      74.04        15.85
OHSL...... OHSL Financial Corp.                        229,812    94.60    71.48      75.56        12.32
PALM...... Palfed, Inc.                                655,707    97.81    82.26      84.10         7.23
PAMM...... PacificAmerica Money Center                 112,340    82.43    54.04      65.55         3.72
PBCI...... Pamrapo Bancorp Inc.                        367,360    69.13    56.62      81.90         3.50
PBCT...... People's Bank, MHC                        7,538,100    94.16    67.64      71.84        18.42
PBIX...... Patriot Bank Corp.                          594,055   110.71    49.62      44.82        46.33
PBKB...... People's Bancshares Inc.                    548,774    80.84    48.37      59.83        33.59
PBNB...... People's Savings Financial Cp.              479,099    73.14    54.93      75.11        14.10
PCBC...... Perry County Financial Corp.                 79,714    19.97    15.58      78.03         3.14
PCCI...... Pacific Crest Capital                       342,750    75.52    62.97      83.38         8.75
PDB....... Piedmont Bancorp Inc.                       118,519   118.23    81.72      69.12        13.08
PEEK...... Peekskill Financial Corp.                   182,594    33.65    24.46      72.68        --
PERM...... Permanent Bancorp Inc.                      412,967    78.13    51.33      65.70        23.80
PERT...... Perpetual Bank, MHC                         245,671    89.29    67.28      75.35        10.58
PETE...... Primary Bank                                435,716    78.70    55.67      70.74        22.09
PFDC...... Peoples Bancorp                             283,242    94.81    79.21      83.54         0.82
PFED...... Park Bancorp Inc.                           177,981    51.57    37.18      72.10         2.81
PFFB...... PFF Bancorp Inc.                          2,535,767   107.98    72.86      67.48        20.90
PFFC...... Peoples Financial Corp.                      89,687    74.65    53.79      72.06        --
PFNC...... Progress Financial Corporation              400,366    88.25    68.32      77.41        15.38
PFSB...... PennFed Financial Services Inc            1,252,387    99.82    70.73      70.86        20.43
PFSL...... Pocahontas FS&LA, MHC                       373,262   118.23    39.45      33.37        58.34
PHBK...... Peoples Heritage Finl Group               5,458,036    90.97    69.10      75.96        12.74
PHFC...... Pittsburgh Home Financial Corp              236,998   116.62    67.76      58.10        28.69
PKPS...... Poughkeepsie Financial Corp.                861,136   112.09    75.90      67.72        22.65
PLE....... Pinnacle Bancshares Inc.                    199,602    77.80    69.11      88.83         1.90
PLSK...... Pulaski Savings Bank, MHC                   192,501       NA       NA      77.19        --
PMFI...... Perpetual Midwest Financial                 397,780   102.80    75.36      73.31        16.94
POBS...... Portsmouth Bank Shares                      262,921    50.48    37.26      73.82        --
PRBC...... Prestige Bancorp Inc.                       126,833    94.98    65.36      68.81        17.98
PROV...... Provident Financial Holdings                608,705   102.49    84.61      82.55         1.12
PSBK...... Progressive Bank Inc.                       877,667    74.84    67.78      90.57        --
PSFC...... Peoples-Sidney Financial Corp.               93,734   106.43    92.40      86.82         2.67
PSFI...... PS Financial Inc.                            75,118    85.49    47.65      55.73        --
PTRS...... Potters Financial Corp.                     116,921    71.29    59.74      83.79         6.43
PULB...... Pulaski Bank, Savings Bk, MHC               177,827    92.80    78.12      84.17         1.24
PULS...... Pulse Bancorp                               515,936    31.41    24.94      79.41        12.12
PVFC...... PVF Capital Corp.                           356,251   121.66    93.42      76.79        14.41
PVSA...... Parkvale Financial Corporation              972,597    78.92    70.38      89.18         1.89
PWBC...... PennFirst Bancorp Inc.                      706,237    66.38    31.63      47.65        44.39
PWBK...... Pennwood Bancorp Inc.                        47,929    61.44    46.68      75.97         3.07
QCBC...... Quaker City Bancorp Inc.                    780,843   118.35    82.74      69.91        19.35
QCFB...... QCF Bancorp Inc.                            149,637       NA       NA      70.13        10.59
QCSB...... Queens County Bancorp Inc.                1,373,295   115.57    86.06      74.46         7.72
RARB...... Raritan Bancorp Inc.                        375,138    74.67    65.78      88.09         2.71
RCSB...... RCSB Financial Inc.                       4,032,365    86.41    50.75      58.73        28.59
REDF...... RedFed Bancorp Inc.                         908,660    97.56    85.75      87.89         2.14
RELI...... Reliance Bancshares Inc.                     46,836   151.52    58.38      38.53        12.81
RELY...... Reliance Bancorp Inc.                     1,926,800    61.71    44.98      72.90        17.72
RFED...... Roosevelt Financial Group                 7,508,309    81.22    57.40      70.68        21.12
RIVR...... River Valley Bancorp                        138,325    92.54    79.38      85.78         0.36
ROSE...... TR Financial Corp.                        3,404,326    73.60    51.96      70.60        21.11
RSLN...... Roslyn Bancorp Inc.                       2,849,427    37.89    22.92      60.50        15.62
RVSB...... Riverview Savings Bank, MHC                 224,385    90.08    68.01      75.50        12.22
SBCN...... Suburban Bancorporation Inc.                221,926   136.10    81.78      60.09        26.83
SBFL...... SB of the Finger Lakes, MHC                 212,821    58.71    43.73      74.49        15.13
SBOS...... Boston Bancorp (The)                      1,715,070    24.42    19.25      78.85         7.61
SCBS...... Southern Community Bancshares                70,106    73.15    56.76      77.59        --
SCCB...... S. Carolina Community Bancshrs               46,412   105.88    77.65      73.34        --
SECP...... Security Capital Corporation              3,646,981   120.87    76.72      63.47        18.08
SFED...... SFS Bancorp Inc.                            168,841    82.56    70.60      85.51        --
SFFC...... StateFed Financial Corporation               85,282   133.97    79.59      59.41        22.28
SFIN...... Statewide Financial Corp.                   677,384    72.01    48.76      67.71        22.17
SFNB...... Security First Network Bank                  79,581    14.03     6.82      48.59         1.41
SFSB...... SuburbFed Financial Corp.                   407,800    76.87    61.45      79.93        12.19
SFSL...... Security First Corp.                        634,761   128.70    90.26      70.13        19.49
SGVB...... SGV Bancorp Inc.                            399,776   102.66    72.40      70.53        21.43
SHEN...... First Shenango Bancorp Inc.                 400,915    95.34    64.04      67.17        20.94
SISB...... SIS Bancorp Inc.                          1,403,745    62.84    45.07      71.73        18.67
SJSB...... SJS Bancorp                                 153,767    97.85    72.41      74.00        14.20
SKAN...... Skaneateles Bancorp Inc.                    241,425   101.90    85.96      84.35         7.52
SKBO...... First Carnegie Deposit, MHC                 117,814    54.08    37.46      69.27        14.28
SMBC...... Southern Missouri Bancorp Inc.              165,688    85.32    64.02      75.03         8.17
SMFC...... Sho-Me Financial Corp.                      304,496   139.54    87.71      62.86        26.62
SOBI...... Sobieski Bancorp Inc.                        79,080    98.14    73.21      74.60         8.98
SOPN...... First Savings Bancorp Inc.                  271,121    92.77    69.24      74.63        --
SOSA...... Somerset Savings Bank                       522,150    88.36    75.59      85.55         7.75
SPBC...... St. Paul Bancorp Inc.                     4,484,882    87.38    66.15      75.70        13.70
SRN....... Southern Banc Company Inc.                  104,978       NA       NA      82.46        --
SSB....... Scotland Bancorp Inc                         68,924   111.91    69.00      61.66        --
SSFC...... South Street Financial Corp.                238,791    78.79    46.53      59.06        14.66
SSM....... Stone Street Bancorp Inc.                   105,491   128.37    80.65      62.83        --
STFR...... St. Francis Capital Corp.                 1,578,969    68.62    44.27      64.52        26.48
STND...... Standard Financial Inc.                   2,488,854    85.46    61.04      71.43        16.47
STSA...... Sterling Financial Corp.                  1,557,216   105.01    63.09      60.08        32.61
SVRN...... Sovereign Bancorp Inc.                   10,286,606   114.76    64.00      55.77        37.25
SWBI...... Southwest Bancshares                        371,563    96.42    72.16      74.84        12.77
SWCB...... Sandwich Co-operative Bank                  475,245    87.31    70.70      80.98         9.79
SZB....... SouthFirst Bancshares Inc.                   92,910   105.19    72.25      68.69        15.16
TBK....... Tolland Bank                                237,311    70.03    61.59      87.96         5.01
THR....... Three Rivers Financial Corp.                 91,165   101.03    66.49      65.81        19.02
THRD...... TF Financial Corporation                    644,368    69.40    49.64      71.53        16.04
TPNZ...... Tappan Zee Financial Inc.                   121,841    56.72    45.77      80.70        --
TRIC...... Tri-County Bancorp Inc.                      85,975    73.28    41.69      56.89        26.87
TSBS...... Trenton SB, MHC                             626,350    79.11    61.24      77.41         4.79
TSH....... Teche Holding Co.                           393,556   123.41    85.48      69.26        16.54
TWIN...... Twin City Bancorp                           104,488    90.30    73.87      81.81         3.83
UBMT...... United Financial Corp.                      107,723    46.33    33.13      71.51         4.64
UFRM...... United Federal Savings Bank                 270,180    83.32    74.40      89.29        --
VABF...... Virginia Beach Fed. Financial               607,370   112.52    76.22      67.74        24.58
VFFC...... Virginia First Financial Corp.              817,313   124.32    90.53      72.81        18.01
WAMU...... Washington Mutual Inc.                   46,051,025   134.16    70.79      52.76        40.86
WAYN...... Wayne Savings & Loan Co. MHC                250,057   100.51    84.09      83.66         6.42
WBST...... Webster Financial Corporation             5,583,619    87.63    63.62      72.61        21.15
WCBI...... Westco Bancorp                              309,921    89.55    73.48      82.05        --
WCFB...... Webster City Federal SB, MHC                 93,160    77.06    57.65      74.82         0.31
WEFC...... Wells Financial Corp.                       201,886   125.36    90.00      71.79        12.88
WEHO...... Westwood Homestead Fin. Corp.               129,956   120.43    73.28      60.85         8.07
WES....... Westcorp                                  3,405,772    95.69    53.63      56.05        18.70
WFCO...... Winton Financial Corp.                      307,174   115.77    86.57      74.77        17.20
WFSG...... Wilshire Financial Services               1,098,088   177.45    74.82      42.16        46.85
WFSL...... Washington Federal Inc.                   5,788,992   147.08    71.97      48.93        37.69
WHGB...... WHG Bancshares Corp.                         98,458   110.51    80.02      72.41         4.06
WOFC...... Western Ohio Financial Corp.                400,059   125.17    74.60      59.60        26.57
WRNB...... Warren Bancorp Inc.                         361,273    70.48    62.09      88.09         0.57
WSB....... Washington Savings Bank, FSB                256,632    57.87    50.54      87.33         3.90
WSFS...... WSFS Financial Corporation                1,478,119   115.78    59.36      51.27        41.95
WSTR...... WesterFed Financial Corp.                   932,440    94.85    64.53      68.04        18.11
WVFC...... WVS Financial Corporation                   279,894    91.13    54.72      60.04        25.14
WWFC...... Westwood Financial Corporation              107,981    46.20    37.59      81.36         9.26
WYNE...... Wayne Bancorp Inc.                          245,435    85.65    63.13      73.71        11.00
YFCB...... Yonkers Financial Corporation               284,401    46.48    32.33      69.57        14.76
YFED...... York Financial Corp.                      1,157,356   102.61    86.69      84.48         5.46

Average...                                           1,460,769    93.79    66.34      72.00        14.19

Comparable
  Thrift
  Data
JOAC...... Joachim Bancorp Inc.                         35,656    96.06    66.88      69.62         0.00
HBBI...... Home Building Bancorp                        46,804    76.19    60.41      79.29         7.91
CSBF...... CSB Financial Group Inc.                     47,996    77.10    57.40      74.45         0.00
MCBN...... Mid-Coast Bancorp Inc.                       57,838   113.92    83.59      73.38        17.62
NSLB...... NS&L Bancorp Inc.                            58,089    75.11    55.13      73.40         5.16
CKFB...... CKF Bancorp Inc.                             60,197   126.34    89.94      71.19         3.73
ALBC...... Albion Banc Corp.                            66,316    96.00    72.82      75.86        13.98
MIVI...... Mississippi View Holding Co.                 69,755    80.25    64.36      80.20         0.00
ATSB...... AmTrust Capital Corp.                        71,031    99.62    71.64      71.92        17.12
SCCB...... S. Carolina Community Bancshrs               46,412   105.88    77.65      73.34         0.00

Average                                                 56,009    94.65    69.98      74.27         6.55
Maximum                                                 71,031   126.34    89.94      80.20        17.62
Minimum                                                 35,656    75.11    55.13      69.62         0.00

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                              CAPITAL AS OF THE MOST RECENT QUARTER
                                          --------------------------------------------------------------------------
                                                                                                            TOTAL
                                                                                                           CAPITAL/
                                                      TANGIBLE     INTANGIBLE   REGULATORY     EQUITY +      RISK
                                          EQUITY/     EQUITY/        ASSETS/     CORE CAP/    RESERVES/    ADJUSTED
                                          ASSETS     TANG ASSETS     EQUITY       ASSETS        ASSETS      ASSETS
TICKER    SHORT NAME                        (%)         (%)                        (%)           (%)          (%)
----------------------------------------  -------   ------------   ----------   ----------    ----------   ---------
%CAL...... California Federal Bank, a FSB   7.51        5.31         30.94         5.87         8.83         11.69
%CCMD..... Chevy Chase Bank, FSB            5.64        5.05         11.08         6.59         7.12         13.44
AABC...... Access Anytime Bancorp, Inc.     6.80        6.80         --            6.70         7.23         17.03
AADV...... Advantage Bancorp Inc.           8.84        8.24          7.36         6.37         9.40         14.81
ABBK...... Abington Bancorp Inc.            6.88        6.20         10.45         6.27         7.27         13.58
ABCL...... Alliance Bancorp Inc.            9.31        9.20          1.31         8.28         9.73         15.15
ABCW...... Anchor BanCorp Wisconsin         6.25        6.14          1.97         5.77         7.46         10.69
AFBC...... Advance Financial Bancorp       15.45       15.45         --           15.44        15.78         26.03
AFCB...... Affiliated Community Bancorp     9.77        9.71          0.62         9.92        10.52         19.54
AFED...... AFSALA Bancorp Inc.             13.85       13.82          0.25        13.91           NA         33.88
AFFFZ..... America First Financial Fund     8.28        8.17          1.42         7.22         8.61         16.63
AHCI...... Ambanc Holding Co. Inc.         12.72       12.72         --           10.00        13.50         24.94
AHM....... Ahmanson & Company (H.F.)        4.93        4.34         12.46         5.76         5.72         11.10
ALBC...... Albion Banc Corp.                8.90        8.90         --              NA         9.38            NA
ALBK...... ALBANK Financial Corporation     9.20        8.08         13.26         7.23         9.92         12.47
AMFB...... American Federal Bank FSB        8.99        8.43          6.74         8.36         9.85         14.81
AMFC...... AMB Financial Corp.             16.30       16.30         --           12.20        16.67         23.00
ANA....... Acadiana Bancshares Inc.        17.43       17.43         --           13.75        18.42         27.64
ANBK...... American National Bancorp        8.97        8.97         --              NA         9.72            NA
ANDB...... Andover Bancorp Inc.             8.07        8.07         --            8.10         9.09         14.90
ASBI...... Ameriana Bancorp                10.85       10.84          0.09         9.73        11.12         18.66
ASBP...... ASB Financial Corp.             15.74       15.74         --           12.15        16.54         27.02
ASFC...... Astoria Financial Corporation    7.60        6.41         16.80         5.43         7.78         15.78
ATSB...... AmTrust Capital Corp.           10.17       10.07          1.07        10.20        10.83         16.58
AVND...... Avondale Financial Corp.         8.26        8.26         --            8.10        11.48         14.56
BANC...... BankAtlantic Bancorp Inc.        5.50        4.53         18.61         6.49         6.45         11.12
BDJI...... First Federal Bancorporation    11.17       11.17         --            9.75        11.57         19.42
BFD....... BostonFed Bancorp Inc.           8.90        8.62          3.44           NA         9.48            NA
BFFC...... Big Foot Financial Corp.        17.08       17.08         --           12.08        17.23         35.40
BFSB...... Bedford Bancshares Inc.         14.32       14.32         --           12.53        14.81         23.17
BKC....... American Bank of Connecticut     7.98        7.65          4.41         7.65         8.86         13.79
BKCO...... Bankers Corp.                    7.78        7.67          1.60         8.01         8.07         18.17
BKCT...... Bancorp Connecticut Inc.        10.40       10.40         --           10.26        11.60         16.90
BKUNA..... BankUnited Financial Corp.       6.81        5.98         12.87         8.39         7.00         13.34
BNKU...... Bank United Corp.                5.17        5.06          2.20         6.93         5.57         12.68
BPLS...... Bank Plus Corp.                  4.92        4.91          0.20         6.47         6.52         12.29
BSBC...... Branford Savings Bank            9.52        9.52         --            9.53        11.70         16.99
BTHL...... Bethel Bancorp                   8.48        7.36         14.28         7.38         9.63         13.39
BVCC...... Bay View Capital Corp.           6.31        6.02          4.95         6.13         7.23         10.98
BWFC...... Bank West Financial Corp.       15.31       15.31         --           13.30        15.45         26.46
BYFC...... Broadway Financial Corp.        11.50       11.50         --            8.80        12.50         15.09
CAFI...... Camco Financial Corp.            9.69        8.99          8.00         8.55         9.96         16.04
CAPS...... Capital Savings Bancorp Inc.     8.66        8.66         --            7.85         8.96         16.51
CASB...... Cascade Financial Corp.          6.17        6.17         --            6.30         7.01         11.36
CASH...... First Midwest Financial Inc.    11.59       10.40         11.51         9.50        12.24         16.20
CATB...... Catskill Financial Corp.        26.98       26.98         --           20.94        27.65         61.28
CBCI...... Calumet Bancorp Inc.            15.94       15.94         --           10.56        17.13         17.53
CBCO...... CB Bancorp Inc.                  8.83        8.83         --            7.78         9.85         13.71
CBES...... CBES Bancorp Inc.               18.39       18.39         --           13.54        18.80         17.70
CBK....... Citizens First Financial Corp.  14.64       14.64         --           10.37        14.83         18.82
CBNH...... Community Bankshares Inc.        7.13        7.13         --            7.46         7.84         11.04
CBSA...... Coastal Bancorp Inc.             3.42        2.91         15.53         5.46         3.66         12.51
CBSB...... Charter Financial Inc.          14.13       12.62         12.26        11.04        14.72         20.74
CCFH...... CCF Holding Company             14.31       14.31         --              NA        14.96            NA
CEBK...... Central Co-operative Bank       10.26        9.22         11.25           NA        11.16            NA
CENB...... Century Bancorp Inc.            29.94       29.94         --              NA        30.48            NA
CENF...... CENFED Financial Corp.           5.10        5.10          0.18         5.72         5.82         11.20
CFB....... Commercial Federal Corporation   5.92        5.30         11.01         6.31         6.63         13.32
CFCP...... Coastal Financial Corp.          6.09        6.09         --            6.04         7.02         10.95
CFFC...... Community Financial Corp.       13.78       13.78         --           11.62        14.40         17.84
CFHC...... California Financial Holding     6.96        6.93          0.42         6.67         7.53         13.01
CFNC...... Carolina Fincorp Inc.           23.70       23.70         --           24.00        24.07            NA
CFSB...... CFSB Bancorp Inc.                7.63        7.63         --            7.36         8.18         13.25
CFTP...... Community Federal Bancorp       33.52       33.52         --           31.75        33.80         74.87
CFX....... CFX Corporation                  7.67        7.19          6.79         7.91         8.57         14.20
CIBI...... Community Investors Bancorp     11.52       11.52         --           10.40        11.99         20.60
CKFB...... CKF Bancorp Inc.                23.68       23.68         --           20.31        23.86         35.60
CLAS...... Classic Bancshares Inc.         14.92       12.84         15.96        11.77        15.54         24.39
CMRN...... Cameron Financial Corp          22.96       22.96         --           17.95        23.77         26.76
CMSB...... Commonwealth Bancorp Inc.        9.57        7.51         23.21         6.60        10.02         14.30
CMSV...... Community Savings, MHC          11.23       11.23         --           11.40        11.60         24.13
CNBA...... Chester Bancorp Inc.            22.20       22.20         --           18.86        22.47         55.53
CNIT...... CENIT Bancorp Inc.               7.10        6.53          8.55           NA         7.65            NA
CNSB...... CNS Bancorp Inc.                24.81       24.81         --           19.65        25.18         41.96
CNY....... Carver Bancorp Inc.              8.06        7.75          4.26         6.96         8.59         16.00
COFD...... Collective Bancorp Inc.          7.00        6.37          9.55         6.52         7.24         16.49
COFI...... Charter One Financial            6.78        6.33          6.98         5.25         7.25         10.67
CONE...... Conestoga Bancorp, Inc.         16.18       16.18         --           12.17        16.22         27.71
COOP...... Cooperative Bankshares Inc.      7.49        7.49         --            7.63         7.73         14.74
COVB...... CoVest Bancshares Inc.           8.94        8.55          4.69         8.80         9.21         16.85
CRZY...... Crazy Woman Creek Bancorp       27.84       27.84         --           19.97        28.39         48.63
CSA....... Coast Savings Financial          4.96        4.89          1.37         5.36         5.91         10.93
CSBF...... CSB Financial Group Inc.        25.07       23.98          5.74        25.61        25.38         55.70
CTZN...... CitFed Bancorp Inc.              6.33        5.68         10.92         6.06         6.90         13.78
CVAL...... Chester Valley Bancorp Inc.      8.56        8.56         --            8.49         9.45         15.36
CZF....... CitiSave Financial Corp         16.62       16.62         --           14.61        16.72         31.93
DCBI...... Delphos Citizens Bancorp Inc.   28.35       28.35         --           19.10        28.44         43.70
DFIN...... Damen Financial Corp.           20.16       20.16         --           16.90        20.31         49.30
DIBK...... Dime Financial Corp.             7.83        7.56          3.66         8.33         9.39         19.95
DIME...... Dime Community Bancorp Inc.     15.42       13.53         14.19        10.45        16.22         21.55
DME....... Dime Bancorp Inc.                5.71        5.66          0.93         6.32         6.27         13.30
DNFC...... D & N Financial Corp.            5.81        5.75          1.11         5.15         6.53          9.90
DSL....... Downey Financial Corp.           7.30        7.20          1.47         6.54         7.86         12.58
EBCP...... Eastern Bancorp                  7.59        7.23          5.08         6.97         7.92         12.76
EBSI...... Eagle Bancshares                 8.71        8.71         --            6.70         9.29         11.60
EFBC...... Empire Federal Bancorp Inc.     36.85       36.85         --           23.16        37.04         67.09
EFBI...... Enterprise Federal Bancorp      12.33       12.32          0.11        11.40        12.52         21.30
EGFC...... Eagle Financial Corp.            6.90        5.28         24.73         5.35         7.48         13.09
EGLB...... Eagle BancGroup Inc.            12.10       12.10         --            9.81        12.64         18.01
EIRE...... Emerald Isle Bancorp Inc.        6.96        6.96         --            6.96         7.62         12.25
EMLD...... Emerald Financial Corp.          7.50        7.39          1.71         7.25         7.76         12.38
EQSB...... Equitable Federal Savings Bank   5.07        5.07         --            5.07         5.28         11.29
ESBK...... Elmira Savings Bank (The)        6.30        6.05          4.26         6.11         6.93          9.97
ESX....... Essex Bancorp Inc.               8.41        8.30          1.36         8.38         9.72         14.25
ETFS...... East Texas Financial Services   19.03       19.03         --           16.22        19.27         45.19
FAB....... FirstFed America Bancorp Inc.   12.47       12.47         --           10.34        13.37         20.24
FBBC...... First Bell Bancorp Inc.         10.20       10.20         --            9.18        10.29         22.37
FBCI...... Fidelity Bancorp Inc.           10.19       10.17          0.26         8.53        10.36         18.33
FBCV...... 1ST Bancorp                      7.97        7.80          2.22         8.24         8.33         15.69
FBER...... 1st Bergen Bancorp              16.44       16.44         --           11.30        17.63         28.90
FBHC...... Fort Bend Holding Corp.          6.25        5.81          7.31           NA         6.70         14.77
FBSI...... First Bancshares Inc.           14.35       14.33          0.14        11.70        14.64         18.40
FCB....... Falmouth Co-Operative Bank      24.45       24.45         --           24.70        25.00         45.99
FCBF...... FCB Financial Corp.             17.51       17.51         --           14.08        17.98         24.14
FCIT...... First Citizens Financial Corp.   6.11        6.11         --            6.10         7.10         10.60
FCME...... First Coastal Corporation        8.88        8.88         --            8.73        10.67         15.68
FDEF...... First Defiance Financial        21.42       21.42         --           12.60        21.84         23.00
FED....... FirstFed Financial Corp.         4.73        4.67          1.28         5.85         6.66         11.58
FESX...... First Essex Bancorp Inc.         7.31        6.36         13.84        10.81         8.19         12.06
FFBA...... First Colorado Bancorp Inc.     12.73       12.57          1.40        11.27        12.99         21.92
FFBH...... First Federal Bancshares of AR  15.82       15.82         --           12.23        16.06         23.15
FFBI...... First Financial Bancorp Inc.     7.80        7.80         --            7.60         8.34         15.08
FFBS...... FFBS BanCorp Inc.               19.42       19.42         --           16.10        19.88         30.10
FFBZ...... First Federal Bancorp Inc.       7.66        7.65          0.12         6.88         8.55         11.64
FFCH...... First Financial Holdings Inc.    6.15        6.15         --            6.68         6.86         11.05
FFDB...... FirstFed Bancorp Incorporated    9.95        9.17          8.62         9.09        10.35         17.00
FFDF...... FFD Financial Corp.             24.74       24.74         --           15.80        24.91         34.10
FFED...... Fidelity Federal Bancorp         5.14        5.14         --            6.63         5.85         10.89
FFES...... First Federal of East Hartford   6.25        6.25         --            6.56         6.53         21.71
FFFC...... FFVA Financial Corp.            12.98       12.73          2.21         9.97        13.58         20.54
FFFD...... North Central Bancshares Inc.   24.59       24.59         --           22.27        25.58         41.09
FFFG...... F.F.O. Financial Group Inc.      6.49        6.49         --            6.20         8.23         12.60
FFFL...... Fidelity Bankshares Inc., MHC    8.82        8.75          0.83         8.80         9.05         17.70
FFHC...... First Financial Corp.            6.98        6.79          2.93         6.45         7.38         15.20
FFHH...... FSF Financial Corp.             11.77       11.77         --           10.60        11.99         21.00
FFHS...... First Franklin Corporation       8.82        8.76          0.71         6.38         9.24         14.72
FFIC...... Flushing Financial Corp.        16.02       16.02         --           12.22        16.69         27.06
FFKY...... First Federal Financial Corp.   13.60       12.88          6.09        11.92        14.07         19.64
FFLC...... FFLC Bancorp Inc.               14.47       14.47         --           11.40        14.79         25.20
FFOH...... Fidelity Financial of Ohio      13.11       11.71         12.11         9.80        13.42         19.40
FFPB...... First Palm Beach Bancorp Inc.    6.76        6.60          2.59         6.20         7.27         12.10
FFSL...... First Independence Corp.        10.50       10.50         --            8.22        11.14         19.32
FFSW...... FirstFederal Financial Svcs      8.08        7.21         11.64         9.22         8.35         15.92
FFSX...... First Fed SB of Siouxland, MHC   8.13        8.07          0.89         8.19         8.52         17.21
FFWC...... FFW Corp.                       10.01       10.01         --            8.18        10.34         14.83
FFWD...... Wood Bancorp Inc.               12.70       12.70         --            8.29        13.03         14.77
FFYF...... FFY Financial Corp.             14.10       14.10         --            9.94        14.62         17.67
FGHC...... First Georgia Holding Inc.       8.48        7.80          8.71         8.46         9.16         10.52
FIBC...... Financial Bancorp Inc.           9.73        9.68          0.51         7.43        10.20         19.13
FISB...... First Indiana Corporation        9.59        9.47          1.28         8.93        10.92         12.76
FKFS...... First Keystone Financial         7.07        7.07         --            7.25         7.92         16.49
FKKY...... Frankfort First Bancorp Inc.    26.19       26.19         --           23.65        26.27         46.49
FLAG...... FLAG Financial Corp.             9.40        9.40         --            8.99        11.40         14.85
FLFC...... First Liberty Financial Corp.    7.34        6.62         10.53         6.41         8.21         11.28
FLGS...... Flagstar Bancorp Inc.            5.46          NA            NA         5.43         5.73         10.06
FLKY...... First Lancaster Bancshares      34.24       34.24         --           31.06        34.49         58.13
FMBD...... First Mutual Bancorp Inc.       13.41       10.65         23.05        20.61        13.74         21.26
FMCO...... FMS Financial Corporation        6.29        6.17          2.08         7.23         6.80         15.11
FMSB...... First Mutual Savings Bank        6.68        6.68         --            6.80         7.65            NA
FNGB...... First Northern Capital Corp.    11.51       11.51         --           10.60        11.99         17.51
FOBC...... Fed One Bancorp                 11.61       11.12          4.73        10.11        12.03         25.26
FPRY...... First Financial Bancorp          6.35        6.35         --            6.20         7.00         10.80
FRC....... First Republic Bancorp           7.41        7.41          0.08         7.40         8.25         15.08
FSBI...... Fidelity Bancorp Inc.            6.96        6.96         --            7.10         7.47         14.90
FSFC...... First Southeast Financial Corp  10.23       10.23         --            9.87        10.62         20.76
FSLA...... First Savings Bank, MHC          9.19        8.23         11.40         8.31         9.73         21.85
FSNJ...... First Savings Bk of NJ, MHC      8.57        8.57         --            9.13         9.08         26.41
FSPG...... First Home Bancorp Inc.          6.59        6.48          1.80         6.50         7.33         16.49
FSSB...... First FS&LA of San Bernardino    4.33        4.18          3.63         4.29         5.38          8.52
FSTC...... First Citizens Corporation       9.37        7.52         21.35           NA        10.48            NA
FTF....... Texarkana First Financial Corp  16.03       16.03         --           16.04        16.71         27.37
FTFC...... First Federal Capital Corp.      6.36        5.98          6.28         5.98         6.87         12.22
FTNB...... Fulton Bancorp Inc.             25.01       25.01         --           16.40        25.87         29.40
FTSB...... Fort Thomas Financial Corp.     16.09       16.09         --           14.66        16.60         24.06
FWWB...... First SB of Washington Bancorp  15.13       14.08          8.12        14.01        15.80         26.72
GAF....... GA Financial Inc.               17.26       17.26         --           14.43        17.43         36.88
GBCI...... Glacier Bancorp Inc.             9.56        9.32          2.81         9.48        10.16         17.05
GDVS...... Greater Delaware Valley SB,MHC  11.48       11.48         --           12.11        12.69         27.91
GDW....... Golden West Financial            6.26        6.26         --            6.37         6.81         13.74
GFCO...... Glenway Financial Corp.          9.56        9.42          1.56         8.50         9.83         13.70
GFED...... Guaranty Federal SB, MHC        13.83       13.83         --           13.02        14.94         24.16
GFSB...... GFS Bancorp Inc.                11.57       11.57         --            9.83        12.27         18.33
GLBK...... Glendale Co-Operative Bank      16.38       16.38         --           16.43        16.66            NA
GLN....... Glendale Federal Bank FSB        6.41        6.04          6.19         6.05         7.49         11.82
GPT....... GreenPoint Financial Corp.      10.81        6.49         42.71         6.20        11.60         15.01
GRTR...... Greater New York Savings Bank    8.28        8.28         --            7.31         8.92         15.35
GSBC...... Great Southern Bancorp Inc.      8.97        8.97         --            7.91        11.24         11.78
GSFC...... Green Street Financial Corp.    36.08       36.08         --           36.08        36.21         84.35
GSLA...... GS Financial Corp.              18.28       18.28         --           17.97        18.56         61.34
GTFN...... Great Financial Corporation      9.30        8.93          4.36         8.21         9.77         18.88
GTPS...... Great American Bancorp          21.15       21.15         --           18.59        21.45         33.45
GUPB...... GFSB Bancorp Inc.               16.30       16.30         --              NA        16.66            NA
GWBC...... Gateway Bancorp Inc.            26.09       26.09         --           22.91        26.21            NA
GWF....... Great Western Financial          6.03        5.42         10.72         5.99         6.78         11.47
HALL...... Hallmark Capital Corp.           6.99        6.99         --            6.25         7.39         11.54
HARB...... Harbor Federal Savings Bk, MHC   8.22        7.93          3.75         7.93         9.24         16.52
HARL...... Harleysville Savings Bank        6.36        6.36         --            6.57         6.92         13.45
HARS...... Harris Savings Bank, MHC         7.91        6.90         13.73         6.85         8.35         13.85
HAVN...... Haven Bancorp Inc.               5.80        5.77          0.41         6.81         6.46         14.82
HBBI...... Home Building Bancorp           12.07       12.07         --            9.57        12.24         20.62
HBEI...... Home Bancorp of Elgin Inc.      28.11       28.11         --           20.15        28.38         41.42
HBFW...... Home Bancorp                    13.95       13.95         --           12.01        14.37         26.80
HBNK...... Highland Federal Bank FSB        7.46        7.46         --            7.54         9.32         11.53
HBS....... Haywood Bancshares Inc.         14.13       13.68          3.71           NA        14.63            NA
HCBB...... HCB Bancshares Inc.              7.76        7.01         10.40           NA         8.55            NA
HCFC...... Home City Financial Corp.       20.61       20.61         --           15.59        21.29         29.31
HEMT...... HF Bancorp Inc.                  8.21        6.82         18.19         5.94         8.74         15.72
HFFB...... Harrodsburg First Fin Bancorp   26.36       26.36         --           20.90        26.63         41.60
HFFC...... HF Financial Corp.               9.19        9.17          0.25         7.47         9.99         13.18
HFGI...... Harrington Financial Group       4.78        4.78         --            6.69         4.82         31.69
HFNC...... HFNC Financial Corp.            18.83       18.83         --           19.44        19.77         37.09
HFSA...... Hardin Bancorp Inc.             12.78       12.78         --           11.19        12.93         28.85
HHFC...... Harvest Home Financial Corp.    12.50       12.50         --              NA        12.63            NA
HIFS...... Hingham Instit. for Savings      9.55        9.55         --            9.85        10.25         16.15
HMCI...... HomeCorp Inc.                    6.30        6.30         --            4.91         6.78          8.44
HMLK...... Hemlock Federal Financial Corp  18.28       18.28         --           10.37        18.74         35.38
HMNF...... HMN Financial Inc.              14.24       14.24         --           11.60        14.68         27.96
HOMF...... Home Federal Bancorp             8.45        8.20          3.25         8.06         8.97         12.11
HPBC...... Home Port Bancorp Inc.          10.82       10.82         --           10.85        12.10         18.43
HRBF...... Harbor Federal Bancorp Inc.     12.86       12.86         --           11.09        13.03         27.25
HRZB...... Horizon Financial Corp.         15.23       15.23         --           15.22        15.90         30.43
HTHR...... Hawthorne Financial Corp.        5.27        5.27         --            6.67         6.90         11.11
HVFD...... Haverfield Corporation           8.39        8.39         --            7.21         9.26         11.19
HWEN...... Home Financial Bancorp          18.63       18.63         --           15.20        19.15         28.80
HZFS...... Horizon Financial Svcs Corp.    10.50       10.50         --            7.90        10.87         14.80
IBSF...... IBS Financial Corp.             17.03       17.03         --           16.87        17.18         61.20
IFSB...... Independence Federal Savings     6.52        5.76         12.36         5.76         6.73         14.75
IFSL...... Indiana Federal Corporation      8.78        8.30          6.04         6.50         9.63         10.43
INBI...... Industrial Bancorp              18.49       18.49         --           16.30        18.97         31.43
INCB...... Indiana Community Bank SB       12.39       12.39         --              NA        12.95            NA
IPSW...... Ipswich Savings Bank             6.16        6.16         --              NA         7.12         13.31
ISBF...... ISB Financial Corporation       12.19       10.53         15.21        10.33        12.69         21.08
ITLA...... ITLA Capital Corp.              11.37       11.33          0.44        11.01        12.71         14.22
IWBK...... InterWest Bancorp Inc.           6.71        6.56          2.31         6.69         7.19         14.15
JOAC...... Joachim Bancorp Inc.            28.98       28.98         --           22.70        29.19         46.70
JSBA...... Jefferson Savings Bancorp        8.20        6.37         23.83         6.66         8.81         11.86
JSBF...... JSB Financial Inc.              22.17       22.17         --           13.76        22.53         20.17
JXSB...... Jacksonville Savings Bank, MHC  10.30       10.30         --           10.00        10.79         14.80
JXVL...... Jacksonville Bancorp Inc.       15.63       15.63         --           13.90        16.13         28.00
KFBI...... Klamath First Bancorp           20.44       20.44         --           17.92        20.61         38.14
KNK....... Kankakee Bancorp Inc.           10.68       10.06          6.39         8.66        11.36         16.30
KSAV...... KS Bancorp Inc.                 13.83       13.82          0.06           NA        14.13         13.63
KSBK...... KSB Bancorp Inc.                 7.17        6.77          5.92           NA         7.89            NA
KYF....... Kentucky First Bancorp Inc.     16.11       16.11         --           14.15        16.54         26.81
LARK...... Landmark Bancshares Inc.        14.63       14.63         --           12.16        15.00         27.30
LARL...... Laurel Capital Group Inc.       10.42       10.42         --           10.40        11.35         21.41
LFBI...... Little Falls Bancorp Inc.       12.93       12.03          7.97         8.71        13.27         27.28
LFED...... Leeds Federal Savings Bk, MHC   16.18       16.18         --           15.91        16.37         35.48
LIFB...... Life Bancorp Inc.               10.78       10.49          3.06         8.91        11.49         22.07
LISB...... Long Island Bancorp Inc.         9.01        8.93          0.96         7.39         9.59         14.94
LOGN...... Logansport Financial Corp.      19.65       19.65         --           19.87        19.96         38.01
LONF...... London Financial Corporation    19.87       19.87         --           15.50        20.36         29.70
LSBI...... LSB Financial Corp.              9.08        9.08         --            8.29        10.00         11.69
LSBX...... Lawrence Savings Bank            8.78        8.78         --            8.90         9.82         18.21
LVSB...... Lakeview Financial               9.52        7.76         20.04           NA           NA            NA
LXMO...... Lexington B&L Financial Corp.   27.62       27.62         --           22.60        27.99         45.00
MAFB...... MAF Bancorp Inc.                 7.88        6.92         13.18         7.01         8.44         14.96
MARN...... Marion Capital Holdings         23.05       23.05         --           20.28        24.21         31.62
MASB...... MASSBANK Corp.                   9.98        9.98         --            9.85        10.23         35.51
MBB....... MSB Bancorp Inc.                 8.44        4.69         46.66         5.60         8.69            NA
MBBC...... Monterey Bay Bancorp Inc.       10.74        9.94          8.32         8.54        11.08         19.61
MBLF...... MBLA Financial Corp.            13.50       13.50         --           12.92        13.77         36.14
MBSP...... Mitchell Bancorp Inc.           43.32       43.32         --           33.80        43.82         60.50
MCBN...... Mid-Coast Bancorp Inc.           8.60        8.60         --            8.53         9.11         15.24
MCBS...... Mid Continent Bancshares Inc.   10.04       10.04         --            9.11        10.15         24.05
MDBK...... Medford Savings Bank             8.80        8.20          7.42         8.41         9.46         15.93
MECH...... Mechanics Savings Bank           9.73        9.73         --           10.15        10.87         19.34
MERI...... Meritrust Federal SB             7.90        7.90         --            7.90         8.21         18.03
METF...... Metropolitan Financial Corp.     3.81        3.43         10.34         5.46         4.39          8.41
MFBC...... MFB Corp.                       14.51       14.51         --           13.84        14.66         30.36
MFCX...... Marshalltown Financial Corp.    15.61       15.61         --           12.01        15.71         32.68
MFFC...... Milton Federal Financial Corp.  14.74       14.74         --           12.20        15.04         26.30
MFLR...... Mayflower Co-operative Bank      9.43        9.28          1.77         9.43        10.36         16.80
MFSL...... Maryland Federal Bancorp         8.44        8.34          1.34         7.70         8.85         15.28
MGNL...... Magna Bancorp Inc.               9.56        9.28          3.27         8.02        10.30         16.45
MIFC...... Mid-Iowa Financial Corp.         9.09        9.08          0.12         7.50         9.33         19.05
MIVI...... Mississippi View Holding Co.    18.26       18.26         --           15.74        19.50         33.06
MLBC...... ML Bancorp Inc.                  6.92          NA            NA           NA         7.68            NA
MRKF...... Market Financial Corporation    34.60       34.60         --           22.60        34.69         68.80
MSBF...... MSB Financial Inc.              16.61       16.61         --           12.89        17.11         21.97
MSBK...... Mutual Savings Bank FSB          6.01        6.01         --            6.33         6.29         17.18
MWBI...... Midwest Bancshares Inc.          6.94        6.94         --            6.47         7.44         15.77
MWBX...... MetroWest Bank                   7.33        7.33         --            7.58         8.38         10.84
MWFD...... Midwest Federal Financial        8.61        8.30          3.90         7.58         9.37         11.99
NASB...... North American Savings Bank      7.97        7.73          3.25         8.00         8.85         13.04
NBN....... Northeast Bancorp                7.76        6.88         12.17         7.00         8.81         12.20
NBSI...... North Bancshares Inc.           14.61       14.61         --           13.70        14.78         32.40
NEIB...... Northeast Indiana Bancorp       15.16       15.16         --           12.54        15.79         21.47
NHTB...... New Hampshire Thrift Bncshrs     7.48        6.41         15.26         6.04         8.41         10.35
NASB...... NewMil Bancorp Inc.              9.97        9.97         --           10.40        11.57         20.00
NSBC...... NewSouth Bancorp, Inc.           7.52        7.52         --            8.53         8.51         13.10
NSLB...... NS&L Bancorp Inc.               19.92       19.92         --           15.00        20.00         35.40
NSSB...... Norwich Financial Corp.         10.99        9.97         10.28        10.18        12.99         14.07
NSSY...... Norwalk Savings Society          8.06        7.79          3.56         8.03         9.25         15.94
NTMG...... Nutmeg Federal S&LA              6.17        6.17         --            6.24         6.73         10.61
NWEQ...... Northwest Equity Corp.          11.42       11.42         --              NA        11.90            NA
NWSB...... Northwest Savings Bank, MHC      9.72        9.18          6.09         9.35        10.39         18.80
NYB....... New York Bancorp Inc.            5.06        5.06         --            4.91         5.68         11.76
OCFC...... Ocean Financial Corp.           17.82       17.82         --           11.44        18.26         30.85
OCWN...... Ocwen Financial Corporation      8.50        8.50         --            9.48         9.31         13.22
OFCP...... Ottawa Financial Corp.           8.84        7.20         19.96         6.44         9.19         10.60
OHSL...... OHSL Financial Corp.            11.04       11.04         --            8.92        11.26         18.74
PALM...... Palfed, Inc.                     8.11        8.11         --            6.90         9.17         10.70
PAMM...... PacificAmerica Money Center     22.43       22.43         --           15.76        24.02         17.94
PBCI...... Pamrapo Bancorp Inc.            12.80       12.71          0.84        12.23        13.55         26.16
PBCT...... People's Bank, MHC               8.41        8.40          0.14         7.10         9.55         14.30
PBIX...... Patriot Bank Corp.               8.09        8.09         --            8.17         8.41         17.27
PBKB...... People's Bancshares Inc.         5.61        5.39          4.21         5.98         6.41         13.23
PBNB...... People's Savings Financial Cp.   9.61        9.05          6.32         9.12         9.99         18.67
PCBC...... Perry County Financial Corp.    18.32       18.32         --           15.93        18.35         73.70
PCCI...... Pacific Crest Capital            7.22        7.22         --            7.36         8.24         11.48
PDB....... Piedmont Bancorp Inc.           16.96       16.96         --           15.68        17.61         29.77
PEEK...... Peekskill Financial Corp.       25.58       25.58         --           24.50        25.91         97.73
PERM...... Permanent Bancorp Inc.           9.70        9.61          0.99         8.30        10.20         20.84
PERT...... Perpetual Bank, MHC             12.13       12.13         --           11.30        12.81         20.40
PETE...... Primary Bank                     6.62        6.61          0.19         6.81         7.19         13.05
PFDC...... Peoples Bancorp                 15.18       15.18         --           12.60        15.49         26.80
PFED...... Park Bancorp Inc.               21.69       21.69         --           16.90        21.97         60.60
PFFB...... PFF Bancorp Inc.                10.47       10.37          1.12         8.46        11.56         16.54
PFFC...... Peoples Financial Corp.         26.90       26.90         --           19.20        27.12         46.00
PFNC...... Progress Financial Corporation   5.21        4.59         12.40         5.16         6.04          8.68
PFSB...... PennFed Financial Services Inc   7.53        6.29         17.54         5.70         7.75         12.31
PFSL...... Pocahontas FS&LA, MHC            6.38        6.38         --            6.38         6.85         16.95
PHBK...... Peoples Heritage Finl Group      8.21        7.02         15.58         9.05         9.43         15.36
PHFC...... Pittsburgh Home Financial Corp  11.47       11.35          1.17        20.63        12.00          9.39
PKPS...... Poughkeepsie Financial Corp.     8.42        8.42         --            6.86         9.52         11.61
PLE....... Pinnacle Bancshares Inc.         7.73        7.50          3.25         7.70         8.33         13.30
PLSK...... Pulaski Savings Bank, MHC        6.60          NA            NA         6.60           NA         17.33
PMFI...... Perpetual Midwest Financial      8.49        8.49         --            7.84         9.20         12.51
POBS...... Portsmouth Bank Shares          25.13       25.13         --           24.00        25.39         60.40
PRBC...... Prestige Bancorp Inc.           11.69       11.69         --           11.97        11.94         26.81
PROV...... Provident Financial Holdings    14.22       14.22         --            9.83        15.09         17.19
PSBK...... Progressive Bank Inc.            8.35        7.47         11.41         7.39         9.43         14.43
PSFC...... Peoples-Sidney Financial Corp.  10.15       10.15         --           10.20        10.57         16.10
PSFI...... PS Financial Inc.               43.23       43.23         --           43.10        43.48        115.59
PTRS...... Potters Financial Corp.          8.90        8.90         --            8.53        10.83         19.60
PULB...... Pulaski Bank, Savings Bk, MHC   13.00       13.00         --           13.00        13.26         30.80
PULS...... Pulse Bancorp                    7.80        7.80         --            7.36         8.25         26.96
PVFC...... PVF Capital Corp.                7.02        7.02         --              NA         7.76            NA
PVSA...... Parkvale Financial Corporation   7.48        7.42          0.83         6.97         8.94         14.80
PWBC...... PennFirst Bancorp Inc.           7.07        6.49          8.78         6.01         7.57         19.16
PWBK...... Pennwood Bancorp Inc.           19.47       19.47         --           19.76        20.13         39.39
QCBC...... Quaker City Bancorp Inc.         8.91        8.90          0.13         7.33         9.94         12.31
QCFB...... QCF Bancorp Inc.                18.09       18.09         --              NA           NA            NA
QCSB...... Queens County Bancorp Inc.      14.98       14.98         --           10.09        15.66         18.16
RARB...... Raritan Bancorp Inc.             7.68        7.55          1.80         7.54         8.51         13.76
RCSB...... RCSB Financial Inc.              7.85        7.66          2.53           NA         8.55            NA
REDF...... RedFed Bancorp Inc.              8.18        8.17          0.11         7.80         9.31         11.59
RELI...... Reliance Bancshares Inc.        47.98          NA            NA        47.59        48.29         85.04
RELY...... Reliance Bancorp Inc.            8.04        5.77         29.89         5.43         8.29         14.95
RFED...... Roosevelt Financial Group        6.25          NA            NA         5.38         6.54         11.46
RIVR...... River Valley Bancorp            12.36       12.19          1.56        15.72        13.21         31.10
ROSE...... TR Financial Corp.               6.16        6.16         --            6.39         6.59         18.35
RSLN...... Roslyn Bancorp Inc.             21.57       21.48          0.53           NA        22.39            NA
RVSB...... Riverview Savings Bank, MHC     11.15       10.22          9.31        10.26        11.52         20.93
SBCN...... Suburban Bancorporation Inc.    11.67       11.67         --           10.30        13.08         19.90
SBFL...... SB of the Finger Lakes, MHC      9.45        9.45         --            9.69         9.99         26.10
SBOS...... Boston Bancorp (The)            12.34       12.34         --           10.06        12.45         26.75
SCBS...... Southern Community Bancshares   21.97       21.97         --              NA        23.11            NA
SCCB...... S. Carolina Community Bancshrs  25.96       25.96         --           23.20        26.59         48.90
SECP...... Security Capital Corporation    15.85       15.85         --           17.45        16.97         18.70
SFED...... SFS Bancorp Inc.                12.99       12.99         --           12.98        13.39         25.17
SFFC...... StateFed Financial Corporation  17.60       17.60         --           11.27        17.90         19.46
SFIN...... Statewide Financial Corp.        9.30        9.29          0.20         9.02         9.70         24.56
SFNB...... Security First Network Bank     42.48       42.09          1.57           NA        42.57            NA
SFSB...... SuburbFed Financial Corp.        6.56        6.54          0.43         5.93         6.76         14.01
SFSL...... Security First Corp.             9.36        9.22          1.73         7.92        10.15         11.38
SGVB...... SGV Bancorp Inc.                 7.27        7.15          1.80         6.34         7.57         14.25
SHEN...... First Shenango Bancorp Inc.     10.70       10.70         --            8.80        11.43         17.69
SISB...... SIS Bancorp Inc.                 7.22        7.22         --            7.07         8.38         13.71
SJSB...... SJS Bancorp                     10.54       10.54         --            9.49        11.01         19.43
SKAN...... Skaneateles Bancorp Inc.         6.87        6.65          3.29         6.60         7.68         11.32
SKBO...... First Carnegie Deposit, MHC     12.47       12.47         --           12.50        12.71         49.30
SMBC...... Southern Missouri Bancorp Inc.  15.67       15.67         --           12.61        16.08         25.01
SMFC...... Sho-Me Financial Corp.           9.54        9.54         --            8.48        10.15         16.10
SOBI...... Sobieski Bancorp Inc.           15.40       15.40         --           11.20        15.66         29.00
SOPN...... First Savings Bancorp Inc.      24.61       24.61         --           24.60        24.83         55.17
SOSA...... Somerset Savings Bank            5.91        5.91         --            5.95         7.18          9.62
SPBC...... St. Paul Bancorp Inc.            8.74        8.71          0.31         8.66         9.52         16.92
SRN....... Southern Banc Company Inc.      16.89       16.75          1.04           NA           NA            NA
SSB....... Scotland Bancorp Inc            36.69       36.69         --           27.80        37.03         56.53
SSFC...... South Street Financial Corp.    25.45       25.45         --           25.45        25.62         74.20
SSM....... Stone Street Bancorp Inc.       35.84       35.84         --              NA        36.34            NA
STFR...... St. Francis Capital Corp.        8.10        7.19         12.01         6.72         8.48         12.75
STND...... Standard Financial Inc.         10.90       10.89          0.14         8.36        11.20         20.43
STSA...... Sterling Financial Corp.         5.58        5.00         10.88         6.71         6.09         11.69
SVRN...... Sovereign Bancorp Inc.           4.98        3.95         21.62         4.87         5.47         14.88
SWBI...... Southwest Bancshares            10.79       10.79         --            8.05        10.99         16.62
SWCB...... Sandwich Co-operative Bank       8.24        7.89          4.68         8.08         9.04         14.81
SZB....... SouthFirst Bancshares Inc.      13.98       13.98         --           13.98        14.27         22.05
TBK....... Tolland Bank                     6.73        6.54          3.09         6.90         7.93         12.90
THR....... Three Rivers Financial Corp.    13.76       13.71          0.40        11.65        14.29         22.81
THRD...... TF Financial Corporation        10.84        9.58         12.86         7.98        11.14         18.36
TPNZ...... Tappan Zee Financial Inc.       17.42       17.42         --              NA        17.96            NA
TRIC...... Tri-County Bancorp Inc.         15.31       15.31         --           15.30        15.80         34.10
TSBS...... Trenton SB, MHC                 16.66       15.44          8.60        15.22        17.11         26.89
TSH....... Teche Holding Co.               13.31       13.31         --           11.53        14.14         22.90
TWIN...... Twin City Bancorp               12.92       12.92         --           12.46        13.16         22.69
UBMT...... United Financial Corp.          22.65       22.65         --           15.20        22.72         40.40
UFRM...... United Federal Savings Bank      7.60        7.60         --            7.52         8.65         11.81
VABF...... Virginia Beach Fed. Financial    6.78        6.78         --            6.69         7.52         12.72
VFFC...... Virginia First Financial Corp.   8.06        7.80          3.47         7.66         9.14         11.77
WAMU...... Washington Mutual Inc.           5.27        5.00          5.38           NA         6.07            NA
WAYN...... Wayne Savings & Loan Co. MHC     9.12        9.12         --            9.11         9.48         17.55
WBST...... Webster Financial Corporation    5.08        4.31         15.86         6.09         5.99         13.49
WCBI...... Westco Bancorp                  15.57       15.57         --           13.51        15.85         30.45
WCFB...... Webster City Federal SB, MHC    23.55       23.55         --           23.56        23.94         54.22
WEFC...... Wells Financial Corp.           14.23       14.23         --           10.57        14.56         19.02
WEHO...... Westwood Homestead Fin. Corp.   30.95       30.95         --           26.04        31.09         42.18
WES....... Westcorp                         9.39        9.37          0.28        10.37        10.57         10.30
WFCO...... Winton Financial Corp.           7.15        7.00          2.24         6.90         7.43         11.20
WFSG...... Wilshire Financial Services      5.85        5.85         --              NA        11.98            NA
WFSL...... Washington Federal Inc.         11.55       10.53          9.91         9.89        12.03         18.18
WHGB...... WHG Bancshares Corp.            21.89       21.89         --           15.16        22.11         32.02
WOFC...... Western Ohio Financial Corp.    13.41       12.74          5.75        12.35        13.85         24.13
WRNB...... Warren Bancorp Inc.             10.10       10.10         --            9.76        11.22         15.07
WSB....... Washington Savings Bank, FSB     8.32        8.32         --            7.76         8.77         19.70
WSFS...... WSFS Financial Corporation       5.13        5.08          0.92         6.66         6.81         10.78
WSTR...... WesterFed Financial Corp.       10.98        8.88         21.00         8.51        11.47         14.96
WVFC...... WVS Financial Corporation       12.72       12.72         --           13.11        13.44         29.21
WWFC...... Westwood Financial Corporation   9.21        8.25         11.38         6.81         9.42         19.10
WYNE...... Wayne Bancorp Inc.              14.56       14.56         --           11.07        15.34         26.59
YFCB...... Yonkers Financial Corporation   15.29       15.29         --           12.89        15.67         35.16
YFED...... York Financial Corp.             8.43        8.43         --            7.34         8.99         11.83
           Average                         12.35       12.08          3.03        10.85        12.97         22.42

             Comparable Thrift Data

JOAC...... Joachim Bancorp Inc.            28.98       28.98          0.00        22.70        29.19         46.70
HBBI...... Home Building Bancorp           12.07       12.07          0.00         9.57        12.24         20.62
CSBF...... CSB Financial Group Inc.        25.07       23.98          5.74        25.61        25.38         55.70
MCBN...... Mid-Coast Bancorp Inc.           8.60        8.60          0.00         8.53         9.11         15.24
NSLB...... NS&L Bancorp Inc.               19.92       19.92          0.00        15.00        20.00         35.40
CKFB...... CKF Bancorp Inc.                23.68       23.68          0.00        20.31        23.86         35.60
ALBC...... Albion Banc Corp.                8.90        8.90          0.00           NA         9.38            NA
MIVI...... Mississippi View Holding Co.    18.26       18.26          0.00        15.74        19.50         33.06
ATSB...... AmTrust Capital Corp.           10.17       10.07          1.07        10.20        10.83         16.58
SCCB...... S. Carolina Community Bancshrs  25.96       25.96          0.00        23.20        26.59         48.90
           Average                         18.16       18.04          0.68        16.76        18.61         34.20
           Maximum                         28.98       28.98          5.74        25.61        29.19         55.70
           Minimum                          8.60        8.60          0.00         8.53         9.11         15.24

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                           ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                                    -----------------------------------------------------------
                                                    NPLS/   RESERVES/   NPAS/    NPAS/    RESERVES/   RESERVES/
                                                    LOANS     NPLS      ASSETS   EQUITY     LOANS     NPAS + 90
TICKER                   SHORT NAME                  (%)       (%)       (%)      (%)        (%)          (%)
------   ---------------------------------------   -----   ---------   ------   ------   ---------    ---------
%CAL      California Federal Bank, a FSB            1.79     105.10      1.52    20.21      1.89        86.98
%CCMD     Chevy Chase Bank, FSB                     1.45     172.23      2.65    47.07      2.51        55.76
AABC      Access Anytime Bancorp, Inc.              3.33      28.14      1.59    23.43      0.94        26.80
AADV      Advantage Bancorp Inc.                    0.54     188.91      0.56     6.30      1.01       102.27
ABBK      Abington Bancorp Inc.                     0.26     244.65      0.24     3.52      0.64       133.04
ABCL      Alliance Bancorp Inc.                     0.16     311.07      0.18     1.89      0.50       236.73
ABCW      Anchor BanCorp Wisconsin                  0.48     319.36      0.75    11.95      1.53       161.56
AFBC      Advance Financial Bancorp                 0.45      89.84      0.37     2.40      0.40        89.84
AFCB      Affiliated Community Bancorp              0.73     163.83      0.46     4.73      1.19       163.49
AFED      AFSALA Bancorp Inc.                         NA         NA        NA       NA        NA           NA
AFFFZ     America First Financial Fund              0.48     103.97      0.41     4.92      0.50        80.65
AHCI      Ambanc Holding Co. Inc.                   1.53      96.14      0.95     7.44      1.47        72.94
AHM       Ahmanson & Company (H.F.)                 2.46      50.41      2.06    41.80      1.24        38.66
ALBC      Albion Banc Corp.                         0.63     104.30        NA       NA      0.65           NA
ALBK      ALBANK Financial Corporation              0.85     115.39      0.74     8.03      0.98        78.02
AMFB      American Federal Bank FSB                 0.60     215.51      0.44     4.95      1.30       193.22
AMFC      AMB Financial Corp.                       0.79      64.22      0.58     3.57      0.50        64.22
ANA       Acadiana Bancshares Inc.                  0.66     208.64      0.51     2.94      1.37       192.62
ANBK      American National Bancorp                   NA         NA        NA       NA      1.17           NA
ANDB      Andover Bancorp Inc.                      1.36     104.01      1.14    14.18      1.41        89.41
ASBI      Ameriana Bancorp                          0.44      87.49      0.38     3.49      0.38        63.58
ASBP      ASB Financial Corp.                       1.45      84.76      1.56     9.91      1.23        50.98
ASFC      Astoria Financial Corporation             0.83      60.72      0.45     5.97      0.50        35.00
ATSB      AmTrust Capital Corp.                     3.66      25.47      2.84    27.96      0.93        23.48
AVND      Avondale Financial Corp.                  2.68     200.01      1.66    20.05      5.35       194.88
BANC      BankAtlantic Bancorp Inc.                 0.86     162.72      0.75    13.64      1.40       120.47
BDJI      First Federal Bancorporation              0.01         NA      0.21     1.91      0.82       127.79
BFD       BostonFed Bancorp Inc.                    0.54     132.70      0.63     7.06      0.71        91.43
BFFC      Big Foot Financial Corp.                   --          NA      --       --        0.37       128.76
BFSB      Bedford Bancshares Inc.                    --          NA      --       --        0.57        77.52
BKC       American Bank of Connecticut              2.70      52.83      1.97    24.74      1.43        44.68
BKCO      Bankers Corp.                             1.45      31.65      1.06    13.65      0.46        23.83
BKCT      Bancorp Connecticut Inc.                  1.37     144.46      1.11    10.69      1.98       108.02
BKUNA     BankUnited Financial Corp.                0.77      30.72      0.70    10.29      0.24        26.73
BNKU      Bank United Corp.                         1.10      49.44      1.07    20.73      0.54        37.09
BPLS      Bank Plus Corp.                           3.06      64.17      3.22    65.47      1.96        49.87
BSBC      Branford Savings Bank                     2.33     132.65      1.94    20.34      3.09       112.22
BTHL      Bethel Bancorp                              NA         NA        NA       NA      1.48           NA
BVCC      Bay View Capital Corp.                    0.59     204.11      0.76    12.11      1.20       115.33
BWFC      Bank West Financial Corp.                  --          NA      0.03     0.20      0.20       458.70
BYFC      Broadway Financial Corp.                  1.65      72.32      2.42    21.07      1.19        41.50
CAFI      Camco Financial Corp.                     0.40      79.91      0.36     3.69      0.32        38.86
CAPS      Capital Savings Bancorp Inc.              0.16     234.98      0.16     1.82      0.38       116.53
CASB      Cascade Financial Corp.                   0.36     287.71      0.59     9.51      1.02       142.60
CASH      First Midwest Financial Inc.              1.16      83.36      0.79     6.84      0.97        81.68
CATB      Catskill Financial Corp.                  0.76     194.39      0.50     1.86      1.47       133.79
CBCI      Calumet Bancorp Inc.                      1.29     119.76      1.40     8.77      1.54        84.90
CBCO      CB Bancorp Inc.                           0.82     304.62      2.40    27.23      2.50        42.37
CBES      CBES Bancorp Inc.                         0.83      55.57      0.77     4.16      0.46        54.05
CBK       Citizens First Financial Corp.            0.29      80.95      0.43     2.91      0.24        35.90
CBNH      Community Bankshares Inc.                 0.52     195.79      0.59     8.23      1.01       115.48
CBSA      Coastal Bancorp Inc.                      0.99      56.37      0.57    16.56      0.56        37.23
CBSB      Charter Financial Inc.                    0.51     155.27      0.51     3.64      0.80       114.56
CCFH      CCF Holding Company                       0.42     189.90      0.34     2.39      0.79       189.90
CEBK      Central Co-operative Bank                 2.20      56.17      1.67    16.27      1.24        53.48
CENB      Century Bancorp Inc.                      0.44     207.22      0.39     1.31      0.91       139.39
CENF      CENFED Financial Corp.                    1.31      78.56      1.40    27.52      1.03        51.06
CFB       Commercial Federal Corporation            1.01      94.32      1.01    17.01      0.95        70.83
CFCP      Coastal Financial Corp.                   0.19     589.86      0.26     4.32      1.14       350.59
CFFC      Community Financial Corp.                 0.34     205.51      0.35     2.52      0.70       180.62
CFHC      California Financial Holding              0.85      89.88      1.04    14.87      0.77        54.70
CFNC      Carolina Fincorp Inc.                     0.40     133.67      0.28     1.16      0.54       133.67
CFSB      CFSB Bancorp Inc.                         0.07     893.54      0.09     1.23      0.62       565.80
CFTP      Community Federal Bancorp                 0.59      79.45      0.35     1.06      0.47        79.45
CFX       CFX Corporation                           0.75     177.91      0.61     7.93      1.34       147.62
CIBI      Community Investors Bancorp               0.86      71.32      0.72     6.26      0.62        65.53
CKFB      CKF Bancorp Inc.                          0.64      30.66      0.89     3.75      0.20        12.02
CLAS      Classic Bancshares Inc.                   0.79     126.30      0.80     5.36      0.99        68.31
CMRN      Cameron Financial Corp                    0.33     288.53      0.28     1.23      0.95       135.41
CMSB      Commonwealth Bancorp Inc.                 0.71     121.63      0.42     4.41      0.86       106.34
CMSV      Community Savings, MHC                    0.66      98.32      0.57     5.07      0.64        66.20
CNBA      Chester Bancorp Inc.                      0.43     161.37      0.25     1.11      0.70       107.12
CNIT      CENIT Bancorp Inc.                        0.46     191.03      0.61     8.58      0.87        85.28
CNSB      CNS Bancorp Inc.                          0.71      80.36      0.45     1.82      0.57        80.36
CNY       Carver Bancorp Inc.                       1.64      68.37      0.80     9.86      1.12        34.62
COFD      Collective Bancorp Inc.                   0.71      66.07      0.40     5.74      0.47        60.69
COFI      Charter One Financial                     0.36     216.97      0.26     3.82      0.77       147.01
CONE      Conestoga Bancorp, Inc.                   0.23      80.00      0.16     0.99      0.18        26.87
COOP      Cooperative Bankshares Inc.               0.29     105.94      0.30     4.02      0.30        53.51
COVB      CoVest Bancshares Inc.                    0.03         NA      0.02     0.19      0.43       118.11
CRZY      Crazy Woman Creek Bancorp                 0.43     240.34      0.23     0.82      1.03       240.34
CSA       Coast Savings Financial                   1.34     102.69      1.34    27.11      1.37        71.08
CSBF      CSB Financial Group Inc.                    NA         NA        NA       NA      0.53        41.29
CTZN      CitFed Bancorp Inc.                       0.41     243.92      0.45     7.06      0.99       128.08
CVAL      Chester Valley Bancorp Inc.               0.39     280.83      0.47     5.54      1.10       187.15
CZF       CitiSave Financial Corp                   0.17      92.11      0.20     1.22      0.15        46.05
DCBI      Delphos Citizens Bancorp Inc.              --          NA      0.02     0.08      0.13        93.46
DFIN      Damen Financial Corp.                     0.49      76.94      0.20     0.98      0.38        76.94
DIBK      Dime Financial Corp.                      0.69     470.63      0.44     5.67      3.23       337.58
DIME      Dime Community Bancorp Inc.               1.20     120.17      0.82     5.30      1.45        97.78
DME       Dime Bancorp Inc.                         3.51      26.67      2.36    41.27      0.94        23.73
DNFC      D & N Financial Corp.                     0.41     244.81      0.37     6.44      1.01       192.28
DSL       Downey Financial Corp.                    0.88      70.58      1.11    15.22      0.62        50.35
EBCP      Eastern Bancorp                           1.05      54.47      1.27    16.68      0.57        25.79
EBSI      Eagle Bancshares                          0.92      91.35      0.88    10.12      0.84        65.80
EFBC      Empire Federal Bancorp Inc.                --          NA      --       --        0.47           NA
EFBI      Enterprise Federal Bancorp                0.02         NA      0.01     0.09      0.28           NA
EGFC      Eagle Financial Corp.                     1.80      56.52      1.21    17.60      1.01        47.66
EGLB      Eagle BancGroup Inc.                      1.93      41.41      1.67    13.83      0.80        31.93
EIRE      Emerald Isle Bancorp Inc.                 0.88     109.78      0.62     8.92      0.97       105.23
EMLD      Emerald Financial Corp.                   0.09     356.29      0.16     2.16      0.34        75.41
EQSB      Equitable Federal Savings Bank             --          NA      0.68    13.39      0.31        19.82
ESBK      Elmira Savings Bank (The)                 0.60     134.29      0.82    13.07      0.80        76.33
ESX       Essex Bancorp Inc.                        2.23      67.35      3.23    38.44      1.50        40.63
ETFS      East Texas Financial Services             0.38     138.38      0.25     1.29      0.53       100.00
FAB       FirstFed America Bancorp Inc.               NA         NA        NA       NA      1.06           NA
FBBC      First Bell Bancorp Inc.                   0.07     166.26      0.09     0.88      0.12       107.87
FBCI      Fidelity Bancorp Inc.                     0.92      24.69      0.70     6.90      0.23        24.69
FBCV      1ST Bancorp                               0.90      61.23      0.71     8.97      0.55        51.00
FBER      1st Bergen Bancorp                        1.31     184.24      0.74     4.48      2.41       161.82
FBHC      Fort Bend Holding Corp.                     NA         NA        NA       NA      0.95           NA
FBSI      First Bancshares Inc.                     0.04     819.64      0.08     0.55      0.35        88.44
FCB       Falmouth Co-Operative Bank                0.03         NA      0.02     0.06      1.06           NA
FCBF      FCB Financial Corp.                       0.12     453.96      0.11     0.63      0.56       426.35
FCIT      First Citizens Financial Corp.            0.83     160.28      1.92    31.38      1.33        52.05
FCME      First Coastal Corporation                 2.07     128.12      1.62    18.19      2.65       105.48
FDEF      First Defiance Financial                  0.47     117.35      0.45     2.12      0.55        93.68
FED       FirstFed Financial Corp.                  1.86     136.55      1.74    36.87      2.53       110.91
FESX      First Essex Bancorp Inc.                  0.86     165.05      0.62     8.44      1.42       143.10
FFBA      First Colorado Bancorp Inc.               0.12     305.71      0.19     1.53      0.37       136.49
FFBH      First Federal Bancshares of AR            0.20     152.33      0.19     1.18      0.31       127.62
FFBI      First Financial Bancorp Inc.              0.18     391.41      0.27     3.44      0.69       200.40
FFBS      FFBS BanCorp Inc.                         0.05         NA      0.03     0.16      0.66       109.44
FFBZ      First Federal Bancorp Inc.                0.59     171.61      0.52     6.79      1.02       153.04
FFCH      First Financial Holdings Inc.             1.99      42.33      1.77    28.85      0.84        39.24
FFDB      FirstFed Bancorp Incorporated             0.22     243.25      0.77     7.70      0.54        35.96
FFDF      FFD Financial Corp.                         NA         NA        NA       NA      0.27           NA
FFED      Fidelity Federal Bancorp                  0.11     748.74      0.12     2.30      0.85       455.75
FFES      First Federal of East Hartford            2.29      68.79      0.41     6.56      1.57        55.25
FFFC      FFVA Financial Corp.                      0.16     617.38      0.10     0.79      1.01       585.64
FFFD      North Central Bancshares Inc.             0.18     660.13      0.22     0.88      1.18       457.01
FFFG      F.F.O. Financial Group Inc.               3.85      64.02      3.17    48.84      2.47        55.02
FFFL      Fidelity Bankshares Inc., MHC             0.27     112.34      0.30     3.36      0.31        77.48
FFHC      First Financial Corp.                     0.35     185.64      0.29     4.12      0.65       137.23
FFHH      FSF Financial Corp.                       0.12     285.51      0.10     0.87      0.34       216.04
FFHS      First Franklin Corporation                0.65      95.70      0.50     5.64      0.62        68.29
FFIC      Flushing Financial Corp.                  0.44     288.53      0.27     1.68      1.28       251.62
FFKY      First Federal Financial Corp.              --          NA      0.11     0.83      0.53       115.33
FFLC      FFLC Bancorp Inc.                         0.22     213.09      0.27     1.86      0.46       116.25
FFOH      Fidelity Financial of Ohio                0.22     174.34      0.18     1.35      0.38       174.34
FFPB      First Palm Beach Bancorp Inc.             1.27      58.20      1.06    15.62      0.74        46.69
FFSL      First Independence Corp.                  0.69     140.24      0.46     4.37      0.97        69.84
FFSW      FirstFederal Financial Svcs               0.51      77.78      0.38     4.64      0.40        73.66
FFSX      First Fed SB of Siouxland, MHC            0.14     386.65      0.12     1.47      0.52       263.34
FFWC      FFW Corp.                                 0.29     169.52      0.22     2.24      0.48       150.42
FFWD      Wood Bancorp Inc.                          --          NA      0.02     0.14      0.41       346.50
FFYF      FFY Financial Corp.                       0.94      73.52      0.72     5.12      0.69        73.17
FGHC      First Georgia Holding Inc.                1.35      58.25      1.35    15.92      0.79        50.33
FIBC      Financial Bancorp Inc.                      NA         NA        NA       NA      0.85           NA
FISB      First Indiana Corporation                 1.56     101.72      1.55    16.21      1.59        85.76
FKFS      First Keystone Financial                  3.21      45.32      2.45    34.67      1.46        34.36
FKKY      Frankfort First Bancorp Inc.               --          NA      --       --        0.08       138.89
FLAG      FLAG Financial Corp.                      6.20      46.92      4.52    48.03      2.91        44.14
FLFC      First Liberty Financial Corp.             0.67     183.70      0.75    10.21      1.23       114.80
FLGS      Flagstar Bancorp Inc.                       NA         NA        NA       NA      0.30           NA
FLKY      First Lancaster Bancshares                0.53      54.35      0.45     1.33      0.29        32.89
FMBD      First Mutual Bancorp Inc.                 0.06     723.04      0.04     0.34      0.46       207.98
FMCO      FMS Financial Corporation                 1.31      68.65      1.07    16.98      0.90        47.56
FMSB      First Mutual Savings Bank                   NA         NA        NA       NA      1.24           NA
FNGB      First Northern Capital Corp.              0.13     413.71      0.13     1.14      0.54       368.77
FOBC      Fed One Bancorp                           0.28     357.14      0.13     1.15      1.00        93.85
FPRY      First Financial Bancorp                     NA         NA        NA       NA      0.84           NA
FRC       First Republic Bancorp                    1.18      80.08      1.25    16.84      0.95        65.82
FSBI      Fidelity Bancorp Inc.                     0.72     147.49      0.35     4.98      1.06       100.48
FSFC      First Southeast Financial Corp            0.10     476.73      0.11     1.05      0.50       362.15
FSLA      First Savings Bank, MHC                   0.90     117.67      0.57     6.22      1.05        93.31
FSNJ      First Savings Bk of NJ, MHC               1.70      71.33      0.81     9.44      1.21        58.25
FSPG      First Home Bancorp Inc.                   1.24     113.64      0.79    12.02      1.41        93.39
FSSB      First FS&LA of San Bernardino             1.43     102.26      2.31    53.29      1.47        45.41
FSTC      First Citizens Corporation                1.53      91.28      1.26    13.43      1.40        87.96
FTF       Texarkana First Financial Corp             --          NA      0.13     0.83      0.82       144.57
FTFC      First Federal Capital Corp.               0.15     457.81      0.17     2.63      0.68       308.37
FTNB      Fulton Bancorp Inc.                         NA         NA        NA       NA      1.01           NA
FTSB      Fort Thomas Financial Corp.               2.26      25.00      2.02    12.58      0.57        25.00
FWWB      First SB of Washington Bancorp            0.22     492.49      0.22     1.45      1.07       261.72
GAF       GA Financial Inc.                         0.35     136.73      0.12     0.70      0.48       136.73
GBCI      Glacier Bancorp Inc.                      0.16     527.06      0.15     1.60      0.85       212.30
GDVS      Greater Delaware Valley SB,MHC            1.75     117.40      2.52    21.92      2.05        43.72
GDW       Golden West Financial                     1.54      43.87      1.44    23.02      0.68        37.62
GFCO      Glenway Financial Corp.                   0.09     370.94      0.16     1.69      0.32        84.04
GFED      Guaranty Federal SB, MHC                  0.39     366.16      0.43     3.10      1.42       206.36
GFSB      GFS Bancorp Inc.                          1.74      46.59      1.54    13.33      0.81        45.77
GLBK      Glendale Co-Operative Bank                 --          NA      --       --        0.72           NA
GLN       Glendale Federal Bank FSB                 1.61      89.82      1.66    25.96      1.45        64.79
GPT       GreenPoint Financial Corp.                4.48      30.32      2.84    26.27      1.36        28.16
GRTR      Greater New York Savings Bank             18.84      9.13      7.44    89.87      1.72         8.61
GSBC      Great Southern Bancorp Inc.               1.32     197.04      1.83    20.45      2.60       124.20
GSFC      Green Street Financial Corp.              0.19      97.92      0.14     0.38      0.19        97.92
GSLA      GS Financial Corp.                        0.39     214.61      0.13     0.72      0.85       214.61
GTFN      Great Financial Corporation               0.45     159.69      0.38     4.13      0.72        13.77
GTPS      Great American Bancorp                    0.02         NA      0.01     0.07      0.42       188.02
GUPB      GFSB Bancorp Inc.                           NA         NA        NA       NA      0.69           NA
GWBC      Gateway Bancorp Inc.                      1.96      20.56      0.60     2.30      0.40        15.82
GWF       Great Western Financial                   1.49      68.16      1.28    21.19      1.02        58.56
HALL      Hallmark Capital Corp.                    0.02         NA      0.01     0.19      0.60           NA
HARB      Harbor Federal Savings Bk, MHC            0.26     522.95      0.47     5.74      1.38       216.59
HARL      Harleysville Savings Bank                  --          NA      0.11     1.71      0.77       475.58
HARS      Harris Savings Bank, MHC                  0.64     153.30      0.67     8.48      0.98        61.77
HAVN      Haven Bancorp Inc.                        1.34      92.04      0.78    13.46      1.23        84.95
HBBI      Home Building Bancorp                     0.86      32.51      0.52     4.30      0.28        32.51
HBEI      Home Bancorp of Elgin Inc.                0.33     110.92      0.35     1.25      0.37        77.63
HBFW      Home Bancorp                               --          NA      --       --        0.53       468.58
HBNK      Highland Federal Bank FSB                 3.56      64.14      3.23    43.25      2.28        57.68
HBS       Haywood Bancshares Inc.                   1.14      57.05      2.09    14.79      0.65        23.67
HCBB      HCB Bancshares Inc.                         NA         NA        NA       NA      1.47           NA
HCFC      Home City Financial Corp.                 0.79     110.38      0.62     3.02      0.87       110.38
HEMT      HF Bancorp Inc.                             NA         NA        NA       NA      1.10           NA
HFFB      Harrodsburg First Fin Bancorp              --          NA      --       --        0.37        58.12
HFFC      HF Financial Corp.                        0.46     224.76      0.40     4.34      1.04       200.58
HFGI      Harrington Financial Group                0.39      63.20      0.23     4.84      0.25        17.87
HFNC      HFNC Financial Corp.                      1.14     111.26      0.99     5.27      1.26        94.51
HFSA      Hardin Bancorp Inc.                       0.50      57.66      0.36     2.85      0.29        41.58
HHFC      Harvest Home Financial Corp.              0.29      90.48      0.15     1.21      0.26        90.48
HIFS      Hingham Instit. for Savings               0.72     125.50      0.55     5.81      0.91       125.50
HMCI      HomeCorp Inc.                             0.46     132.98      3.25    51.58      0.62        13.13
HMLK      Hemlock Federal Financial Corp             --          NA      --       --        1.37           NA
HMNF      HMN Financial Inc.                        0.09     742.94      0.08     0.55      0.70       555.50
HOMF      Home Federal Bancorp                      0.48     125.97      0.43     5.06      0.61       121.80
HPBC      Home Port Bancorp Inc.                    0.01         NA      0.04     0.34      1.53       501.45
HRBF      Harbor Federal Bancorp Inc.               0.20     131.49      0.13     1.02      0.26       131.49
HRZB      Horizon Financial Corp.                    --          NA      --       --        0.85           NA
HTHR      Hawthorne Financial Corp.                   NA         NA        NA       NA      1.92           NA
HVFD      Haverfield Corporation                    1.15      87.57      1.00    11.87      1.00        87.44
HWEN      Home Financial Bancorp                    1.18      53.63        NA       NA      0.63           NA
HZFS      Horizon Financial Svcs Corp.              0.85      66.14      1.02     9.73      0.56        36.63
IBSF      IBS Financial Corp.                       0.55      94.57      0.15     0.88      0.52        94.57
IFSB      Independence Federal Savings                NA         NA        NA       NA      0.34           NA
IFSL      Indiana Federal Corporation               0.78     142.17      0.70     7.94      1.11       102.87
INBI      Industrial Bancorp                        0.20     279.79      0.18     0.96      0.55       115.71
INCB      Indiana Community Bank SB                   NA         NA        NA       NA      0.71           NA
IPSW      Ipswich Savings Bank                        NA         NA      1.94    31.39      1.26        49.55
ISBF      ISB Financial Corporation                   NA         NA        NA       NA      0.79           NA
ITLA      ITLA Capital Corp.                        1.62     100.53      1.78    15.67      1.63        75.09
IWBK      InterWest Bancorp Inc.                    0.53     152.32      0.69    10.28      0.81        69.69
JOAC      Joachim Bancorp Inc.                      0.49      63.25      0.68     2.35      0.31        30.45
JSBA      Jefferson Savings Bancorp                 0.25     326.10      0.52     6.39      0.82       117.45
JSBF      JSB Financial Inc.                        1.66      37.50      1.00     4.50      0.62        33.09
JXSB      Jacksonville Savings Bank, MHC            0.49     129.49      0.39     3.83      0.63       125.08
JXVL      Jacksonville Bancorp Inc.                 0.79      85.40      1.04     6.67      0.67        48.35
KFBI      Klamath First Bancorp                     0.13     176.70      0.10     0.49      0.24       176.70
KNK       Kankakee Bancorp Inc.                     0.72     140.69      0.57     5.30      1.01        64.54
KSAV      KS Bancorp Inc.                           0.50      70.56      0.42     3.07      0.35        70.56
KSBK      KSB Bancorp Inc.                            NA         NA        NA       NA      1.00           NA
KYF       Kentucky First Bancorp Inc.                --          NA      --       --        0.77       295.31
LARK      Landmark Bancshares Inc.                  0.17     341.15      0.11     0.74      0.57        62.24
LARL      Laurel Capital Group Inc.                 0.70     188.32      0.51     4.91      1.31       181.26
LFBI      Little Falls Bancorp Inc.                 1.60      51.25      0.90     6.99      0.82        36.77
LFED      Leeds Federal Savings Bk, MHC             0.03     977.36      0.02     0.12      0.30       977.36
LIFB      Life Bancorp Inc.                         0.96     160.03      0.49     4.55      1.54       144.60
LISB      Long Island Bancorp Inc.                  1.43      66.07      1.04    11.55      0.95        56.14
LOGN      Logansport Financial Corp.                0.62      67.13      0.45     2.28      0.42        67.13
LONF      London Financial Corporation              1.03      62.54      0.79     3.97      0.64        62.54
LSBI      LSB Financial Corp.                       1.55      68.99      1.34    14.78      1.07        68.99
LSBX      Lawrence Savings Bank                     0.31     727.93      0.36     4.06      2.27       290.57
LVSB      Lakeview Financial                          NA         NA        NA       NA        NA           NA
LXMO      Lexington B&L Financial Corp.             0.82      60.05      0.63     2.30      0.49        58.31
MAFB      MAF Bancorp Inc.                          0.54     134.63      0.44     5.55      0.72       113.73
MARN      Marion Capital Holdings                   0.88     153.22      0.76     3.28      1.35       153.22
MASB      MASSBANK Corp.                            0.51     173.33      0.19     1.91      0.88       128.64
MBB       MSB Bancorp Inc.                          1.34      45.01      0.70     8.28      0.60        36.62
MBBC      Monterey Bay Bancorp Inc.                 0.65      94.16      0.36     3.36      0.61        94.16
MBLF      MBLA Financial Corp.                      0.44     111.87      0.25     1.82      0.49       111.87
MBSP      Mitchell Bancorp Inc.                     2.30      26.77      2.06     4.76      0.62        24.32
MCBN      Mid-Coast Bancorp Inc.                    0.29     212.95      0.40     4.62      0.61       128.70
MCBS      Mid Continent Bancshares Inc.             0.23      82.89      0.19     1.88      0.19        53.92
MDBK      Medford Savings Bank                      0.77     158.17      0.45     5.12      1.22       146.30
MECH      Mechanics Savings Bank                    2.43      71.06      1.71    17.55      1.72        67.13
MERI      Meritrust Federal SB                      0.40     142.98      0.25     3.15      0.58        80.65
METF      Metropolitan Financial Corp.              0.37     186.65      0.50    13.24      0.68       106.74
MFBC      MFB Corp.                                  --          NA      --       --        0.20       529.85
MFCX      Marshalltown Financial Corp.               --          NA      --       --        0.19           NA
MFFC      Milton Federal Financial Corp.            0.27     172.55      0.17     1.16      0.46        91.83
MFLR      Mayflower Co-operative Bank               1.62      96.40      1.02    10.83      1.56        90.08
MFSL      Maryland Federal Bancorp                  0.30     153.81      0.38     4.50      0.46        77.57
MGNL      Magna Bancorp Inc.                        2.32      48.15      2.34    24.52      1.12        22.63
MIFC      Mid-Iowa Financial Corp.                  0.24     186.45      0.13     1.38      0.44       186.45
MIVI      Mississippi View Holding Co.              0.25     772.32      0.21     1.15      1.93       488.70
MLBC      ML Bancorp Inc.                             NA         NA        NA       NA      1.73           NA
MRKF      Market Financial Corporation               --          NA      --       --        0.20        10.40
MSBF      MSB Financial Inc.                        0.17     333.63      0.15     0.90      0.57        48.65
MSBK      Mutual Savings Bank FSB                   0.22     328.42      0.17     2.83      0.71       168.15
MWBI      Midwest Bancshares Inc.                   1.37      61.28      0.82    11.81      0.84        61.28
MWBX      MetroWest Bank                            0.77     177.67      0.78    10.65      1.37        88.62
MWFD      Midwest Federal Financial                 0.19     543.01      0.14     1.61      1.01       543.01
NASB      North American Savings Bank               3.13      31.89      3.34    41.85      1.00        26.40
NBN       Northeast Bancorp                         1.40      94.76      1.37    17.69      1.32        77.15
NBSI      North Bancshares Inc.                      --          NA      --       --        0.28           NA
NEIB      Northeast Indiana Bancorp                 0.56     126.20      0.49     3.26      0.71       126.20
NHTB      New Hampshire Thrift Bncshrs              0.62     184.03      0.74     9.95      1.14        91.05
NASB      NewMil Bancorp Inc.                       2.00     150.10      1.27    12.78      3.01       123.07
NSBC      NewSouth Bancorp, Inc.                    0.24     567.71      0.54     7.21      1.37       183.21
NSLB      NS&L Bancorp Inc.                          --          NA      --       --        0.13       127.27
NSSB      Norwich Financial Corp.                   1.12     255.91      1.00     9.10      2.87       200.13
NSSY      Norwalk Savings Society                   2.76      61.66      2.03    25.22      1.70        56.84
NTMG      Nutmeg Federal S&LA                       0.70      85.90      1.11    17.96      0.60           NA
NWEQ      Northwest Equity Corp.                      NA         NA        NA       NA      0.59           NA
NWSB      Northwest Savings Bank, MHC               0.83     107.13      0.84     8.61      0.89        80.17
NYB       New York Bancorp Inc.                     1.72      58.62      1.14    22.45      1.01        48.39
OCFC      Ocean Financial Corp.                     1.07      81.76      0.64     3.62      0.88        69.12
OCWN      Ocwen Financial Corporation               0.57     210.83      4.10    48.29      1.19        19.90
OFCP      Ottawa Financial Corp.                    0.19     217.83      0.18     2.07      0.42       112.26
OHSL      OHSL Financial Corp.                      0.01         NA      0.01     0.06      0.31        68.18
PALM      Palfed, Inc.                              1.76      73.13      2.52    31.08      1.29        42.12
PAMM      PacificAmerica Money Center               2.08     141.98      4.94    22.00      2.95        26.13
PBCI      Pamrapo Bancorp Inc.                      3.20      41.42      2.28    17.82      1.33        20.89
PBCT      People's Bank, MHC                        1.22     137.78      0.91    10.77      1.68       125.48
PBIX      Patriot Bank Corp.                        0.25     266.53      0.13     1.65      0.65       242.39
PBKB      People's Bancshares Inc.                  1.49     110.53      0.88    15.61      1.65        91.08
PBNB      People's Savings Financial Cp.            0.87      79.54      0.54     5.58      0.69        70.66
PCBC      Perry County Financial Corp.              0.31      64.10      0.05     0.27      0.20        64.10
PCCI      Pacific Crest Capital                     0.65     247.90      1.23    17.00      1.62        82.93
PDB       Piedmont Bancorp Inc.                     0.82      97.35      0.67     3.95      0.80        71.22
PEEK      Peekskill Financial Corp.                 2.53      53.62      0.74     2.89      1.36        26.98
PERM      Permanent Bancorp Inc.                    2.07      47.18      1.08    11.16      0.98        46.35
PERT      Perpetual Bank, MHC                         NA         NA        NA       NA      1.01           NA
PETE      Primary Bank                              1.13      90.55      1.05    15.90      1.02        54.10
PFDC      Peoples Bancorp                           0.47      82.91      0.40     2.62      0.39        73.36
PFED      Park Bancorp Inc.                         0.45     167.22      0.20     0.93      0.76       139.28
PFFB      PFF Bancorp Inc.                          2.05      73.13      1.84    17.61      1.50        58.44
PFFC      Peoples Financial Corp.                   0.02         NA      0.01     0.05      0.41           NA
PFNC      Progress Financial Corporation            0.51     238.93      1.36    26.06      1.22        61.30
PFSB      PennFed Financial Services Inc            0.90      34.69      0.69     9.18      0.31        31.83
PFSL      Pocahontas FS&LA, MHC                     0.26     458.85      0.22     3.45      1.20       170.57
PHBK      Peoples Heritage Finl Group               0.95     185.55      0.83    10.10      1.77       130.42
PHFC      Pittsburgh Home Financial Corp            2.38      32.78      1.74    15.14      0.78        30.40
PKPS      Poughkeepsie Financial Corp.              3.38      42.89      3.35    39.79      1.45        26.20
PLE       Pinnacle Bancshares Inc.                  1.48      58.87      1.53    19.82      0.87        39.16
PLSK      Pulaski Savings Bank, MHC                   NA         NA      0.68    10.25        NA           NA
PMFI      Perpetual Midwest Financial               0.51     185.19      0.40     4.76      0.94       172.00
POBS      Portsmouth Bank Shares                    0.46     151.21      0.21     0.84      0.70        69.08
PRBC      Prestige Bancorp Inc.                     0.48      80.50      0.32     2.77      0.39        78.54
PROV      Provident Financial Holdings              1.96      52.42      1.97    13.88      1.03        44.11
PSBK      Progressive Bank Inc.                     0.98     160.96      0.82     9.78      1.58       127.85
PSFC      Peoples-Sidney Financial Corp.            0.76      60.06      0.70     6.89      0.45        42.00
PSFI      PS Financial Inc.                         0.91      57.23      0.43     1.00      0.52        57.23
PTRS      Potters Financial Corp.                   1.40     231.18      0.83     9.37      3.23       231.18
PULB      Pulaski Bank, Savings Bk, MHC               NA         NA        NA       NA      0.33           NA
PULS      Pulse Bancorp                             2.21      82.99      0.59     7.54      1.83        60.59
PVFC      PVF Capital Corp.                         0.95      83.44      0.90    12.84      0.79        61.53
PVSA      Parkvale Financial Corporation            0.32     650.68      0.24     3.25      2.08       604.11
PWBC      PennFirst Bancorp Inc.                    1.81      86.87      0.58     8.16      1.57        86.14
PWBK      Pennwood Bancorp Inc.                     1.47      95.14      0.83     4.29      1.40        57.64
QCBC      Quaker City Bancorp Inc.                  1.57      79.78      1.49    16.76      1.25        69.17
QCFB      QCF Bancorp Inc.                            NA         NA        NA       NA        NA           NA
QCSB      Queens County Bancorp Inc.                0.58     138.21      0.61     4.05      0.80        91.25
RARB      Raritan Bancorp Inc.                      0.66     191.14      0.46     6.04      1.27       179.82
RCSB      RCSB Financial Inc.                       1.04     132.02      0.66     8.36      1.38        88.29
REDF      RedFed Bancorp Inc.                       3.04      43.63      3.26    39.88      1.33        34.86
RELI      Reliance Bancshares Inc.                   --          NA      --       --        0.52           NA
RELY      Reliance Bancorp Inc.                     1.50      37.60      0.73     9.10      0.56        33.69
RFED      Roosevelt Financial Group                 0.22     230.53      0.83    13.34      0.50        29.36
RIVR      River Valley Bancorp                      0.08         NA      0.12     0.98      1.06       700.00
ROSE      TR Financial Corp.                        0.57     145.05      0.38     6.21      0.83       108.61
RSLN      Roslyn Bancorp Inc.                       1.23     293.03      0.31     1.44      3.59       264.38
RVSB      Riverview Savings Bank, MHC               0.06     944.32      0.10     0.89      0.54       372.65
SBCN      Suburban Bancorporation Inc.              0.24     725.46      0.19     1.67      1.73       725.46
SBFL      SB of the Finger Lakes, MHC               1.50      81.42      0.78     8.22      1.22        68.91
SBOS      Boston Bancorp (The)                      1.41      42.86      0.65     5.23      0.61        18.09
SCBS      Southern Community Bancshares             3.88      52.10      2.20    10.03      2.02        50.34
SCCB      S. Carolina Community Bancshrs            1.60      50.96      1.78     6.85      0.81        35.52
SECP      Security Capital Corporation              0.13         NA      0.11     0.71      1.46       989.84
SFED      SFS Bancorp Inc.                          0.88      64.32      0.68     5.20      0.57        58.23
SFFC      StateFed Financial Corporation            0.88      42.59      0.70     3.96      0.37        15.67
SFIN      Statewide Financial Corp.                 0.72     111.69      0.41     4.40      0.81        80.61
SFNB      Security First Network Bank                 NA         NA        NA       NA      1.35           NA
SFSB      SuburbFed Financial Corp.                 0.40      81.27      0.25     3.75      0.33        75.49
SFSL      Security First Corp.                      0.29     302.37      0.26     2.77      0.87       301.46
SGVB      SGV Bancorp Inc.                          0.59      71.50      0.61     8.39      0.42        49.82
SHEN      First Shenango Bancorp Inc.               0.50     228.04      0.50     4.71      1.14       144.74
SISB      SIS Bancorp Inc.                          0.75     343.46      0.36     5.02      2.57       254.44
SJSB      SJS Bancorp                               0.42     155.48      0.36     3.38      0.65       131.93
SKAN      Skaneateles Bancorp Inc.                  1.42      66.38      1.52    22.13      0.94        49.27
SKBO      First Carnegie Deposit, MHC               0.08     855.88      0.17     1.38      0.66        33.56
SMBC      Southern Missouri Bancorp Inc.            1.60      40.26      1.10     7.01      0.64        37.60
SMFC      Sho-Me Financial Corp.                    0.09     812.23      0.08     0.79      0.70       664.29
SOBI      Sobieski Bancorp Inc.                     0.34     102.04      0.25     1.61      0.35       102.04
SOPN      First Savings Bancorp Inc.                0.12     274.55      0.12     0.47      0.32       192.97
SOSA      Somerset Savings Bank                     6.34      26.59      6.50    110.01     1.69        19.62
SPBC      St. Paul Bancorp Inc.                     0.44     269.26      0.36     4.10      1.18       163.91
SRN       Southern Banc Company Inc.                  NA         NA      --       --          NA           NA
SSB       Scotland Bancorp Inc                       --          NA      --       --        0.50           NA
SSFC      South Street Financial Corp.              0.59      65.44      0.28     1.11      0.39        63.69
SSM       Stone Street Bancorp Inc.                  --          NA      --       --        0.62       274.87
STFR      St. Francis Capital Corp.                 0.56     156.77      0.26     3.15      0.88       143.07
STND      Standard Financial Inc.                   0.35     141.71      0.22     2.01      0.49       137.54
STSA      Sterling Financial Corp.                  0.27     298.69      0.43     7.70      0.81       119.58
SVRN      Sovereign Bancorp Inc.                    0.70     109.26      0.54    10.82      0.77        81.74
SWBI      Southwest Bancshares                      0.25     112.82      0.18     1.67      0.28       112.82
SWCB      Sandwich Co-operative Bank                1.30      87.03      1.08    13.10      1.13        62.63
SZB       SouthFirst Bancshares Inc.                0.46      86.73      0.50     3.59      0.40        44.97
TBK       Tolland Bank                              3.09      63.14      2.30    34.22      1.95        52.07
THR       Three Rivers Financial Corp.              1.07      75.00      1.21     8.80      0.80        44.02
THRD      TF Financial Corporation                  0.62      95.55      0.33     3.08      0.60        88.83
TPNZ      Tappan Zee Financial Inc.                   NA         NA        NA       NA      1.18           NA
TRIC      Tri-County Bancorp Inc.                   0.02         NA      0.05     0.33      1.16       965.12
TSBS      Trenton SB, MHC                           1.07      70.16      0.66     3.99      0.75        59.50
TSH       Teche Holding Co.                         0.31     318.68      0.27     2.06      0.97       303.33
TWIN      Twin City Bancorp                          --          NA      0.08     0.62      0.33       127.41
UBMT      United Financial Corp.                      NA         NA        NA       NA      0.21        16.41
UFRM      United Federal Savings Bank               1.13     125.22      0.85    11.17      1.42       124.07
VABF      Virginia Beach Fed. Financial             0.15     660.83      0.47     6.96      0.96        63.74
VFFC      Virginia First Financial Corp.            1.76      67.88      2.29    28.37      1.19        47.29
WAMU      Washington Mutual Inc.                    1.03     109.64      0.93    17.69      1.13        85.52
WAYN      Wayne Savings & Loan Co. MHC              0.44      95.90      0.69     7.58      0.42        50.17
WBST      Webster Financial Corporation             1.09     131.95      0.94    18.43      1.44        97.81
WCBI      Westco Bancorp                            1.10      35.28      0.84     5.42      0.39        33.74
WCFB      Webster City Federal SB, MHC              0.26     264.23      0.27     1.16      0.67       141.96
WEFC      Wells Financial Corp.                     0.22     166.58      0.21     1.45      0.36       106.53
WEHO      Westwood Homestead Fin. Corp.              --          NA      --       --        0.19           NA
WES       Westcorp                                  1.33     166.14      1.02    10.91      2.20       115.45
WFCO      Winton Financial Corp.                      NA         NA        NA       NA      0.33           NA
WFSG      Wilshire Financial Services                 NA         NA        NA       NA      8.20           NA
WFSL      Washington Federal Inc.                   0.88      75.12      0.90     7.79      0.66        52.91
WHGB      WHG Bancshares Corp.                      0.48      57.59      0.39     1.77      0.28        57.59
WOFC      Western Ohio Financial Corp.              0.64      91.77      0.49     3.68      0.59        45.88
WRNB      Warren Bancorp Inc.                       1.45     124.92      1.32    13.05      1.81        81.06
WSB       Washington Savings Bank, FSB                NA         NA        NA       NA      0.90           NA
WSFS      WSFS Financial Corporation                2.61     108.08      2.09    40.81      2.83        76.62
WSTR      WesterFed Financial Corp.                 0.13     602.90      0.09     0.80      0.76       226.57
WVFC      WVS Financial Corporation                 0.57     229.86      0.31     2.45      1.31       229.86
WWFC      Westwood Financial Corporation             --          NA      --       --        0.54       146.31
WYNE      Wayne Bancorp Inc.                        1.34      92.02      0.85     5.83      1.24        91.84
YFCB      Yonkers Financial Corporation             1.87      62.57      0.73     4.79      1.17        51.78
YFED      York Financial Corp.                      0.12     529.96      1.43    16.92      0.65        22.69
          Average                                   0.92     173.02      0.79     9.19      0.97       125.22

            Comparable Thrift Data

JOAC      Joachim Bancorp Inc.                      0.49      63.25      0.68     2.35      0.31        30.45
HBBI      Home Building Bancorp                     0.86      32.51      0.52     4.30      0.28        32.51
CSBF      CSB Financial Group Inc.                    NA         NA        NA       NA      0.53        41.29
MCBN      Mid-Coast Bancorp Inc.                    0.29     212.95      0.40     4.62      0.61       128.70
NSLB      NS&L Bancorp Inc.                         0.00         NA      0.00     0.00      0.13       127.27
CKFB      CKF Bancorp Inc.                          0.64      30.66      0.89     3.75      0.20        12.02
ALBC      Albion Banc Corp.                         0.63     104.30        NA       NA      0.65           NA
MIVI      Mississippi View Holding Co.              0.25     772.32      0.21     1.15      1.93       488.70
ATSB      AmTrust Capital Corp.                     3.66      25.47      2.84    27.96      0.93        23.48
SCCB      S. Carolina Community Bancshrs            1.60      50.96      1.78     6.85      0.81        35.52
          Average                                   0.94     161.55      0.92     6.37      0.64       102.22
          Maximum                                   3.66     772.32      2.84    27.96      1.93       488.70
          Minimum                                   0.00      25.47      0.00     0.00      0.13        12.02

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                              PROFITABILITY AS OF THE
                                                                MOST RECENT QUARTER
                                                              -----------------------
                                                              RETURN ON    RETURN ON
                                                              AVG ASSETS   AVG EQUITY
TICKER                        SHORT NAME                         (%)          (%)
------------------------------------------------------------  ----------   ----------
%CAL      California Federal Bank, a FSB                         1.05        13.67
%CCMD     Chevy Chase Bank, FSB                                  0.76        14.27
AABC      Access Anytime Bancorp, Inc.                           0.42         7.20
AADV      Advantage Bancorp Inc.                                 1.01        11.21
ABBK      Abington Bancorp Inc.                                  0.86        12.49
ABCL      Alliance Bancorp Inc.                                  0.52         5.74
ABCW      Anchor BanCorp Wisconsin                               1.01        15.44
AFBC      Advance Financial Bancorp                              0.90         5.77
AFCB      Affiliated Community Bancorp                           1.12        11.50
AFED      AFSALA Bancorp Inc.                                    0.75         5.39
AFFFZ     America First Financial Fund                           1.10        13.57
AHCI      Ambanc Holding Co. Inc.                                0.54         4.22
AHM       Ahmanson & Company (H.F.)                              0.84        17.21
ALBC      Albion Banc Corp.                                      0.69         7.68
ALBK      ALBANK Financial Corporation                           1.07        11.57
AMFB      American Federal Bank FSB                              1.44        16.23
AMFC      AMB Financial Corp.                                    1.04         6.15
ANA       Acadiana Bancshares Inc.                               1.18         6.62
ANBK      American National Bancorp                              0.79         8.75
ANDB      Andover Bancorp Inc.                                   1.06        13.36
ASBI      Ameriana Bancorp                                       0.88         8.01
ASBP      ASB Financial Corp.                                    0.85         5.41
ASFC      Astoria Financial Corporation                          0.83        10.52
ATSB      AmTrust Capital Corp.                                  0.42         4.16
AVND      Avondale Financial Corp.                              (4.92)      (48.80)
BANC      BankAtlantic Bancorp Inc.                              0.96        16.85
BDJI      First Federal Bancorporation                           0.50         4.37
BFD       BostonFed Bancorp Inc.                                 0.85         8.74
BFFC      Big Foot Financial Corp.                               0.45         3.65
BFSB      Bedford Bancshares Inc.                                1.26         8.81
BKC       American Bank of Connecticut                           1.32        15.72
BKCO      Bankers Corp.                                          1.15        14.66
BKCT      Bancorp Connecticut Inc.                               1.36        13.32
BKUNA     BankUnited Financial Corp.                             0.56         7.45
BNKU      Bank United Corp.                                      0.81        15.80
BPLS      Bank Plus Corp.                                        0.51        10.40
BSBC      Branford Savings Bank                                  1.22        13.06
BTHL      Bethel Bancorp                                         0.56         6.48
BVCC      Bay View Capital Corp.                                 0.68        10.72
BWFC      Bank West Financial Corp.                              0.70         4.47
BYFC      Broadway Financial Corp.                               0.21         1.85
CAFI      Camco Financial Corp.                                  1.00        10.41
CAPS      Capital Savings Bancorp Inc.                           0.93        10.91
CASB      Cascade Financial Corp.                                0.60         9.88
CASH      First Midwest Financial Inc.                           0.92         7.85
CATB      Catskill Financial Corp.                               1.37         4.96
CBCI      Calumet Bancorp Inc.                                   1.41         8.88
CBCO      CB Bancorp Inc.                                        1.16        12.14
CBES      CBES Bancorp Inc.                                      1.10         5.90
CBK       Citizens First Financial Corp.                         0.63         4.20
CBNH      Community Bankshares Inc.                              0.95        12.82
CBSA      Coastal Bancorp Inc.                                   0.45        13.53
CBSB      Charter Financial Inc.                                 1.17         7.99
CCFH      CCF Holding Company                                    0.14         0.97
CEBK      Central Co-operative Bank                              0.99         9.82
CENB      Century Bancorp Inc.                                   1.80         9.12
CENF      CENFED Financial Corp.                                 0.64        12.30
CFB       Commercial Federal Corporation                         0.95        16.20
CFCP      Coastal Financial Corp.                                1.17        18.83
CFFC      Community Financial Corp.                              1.41        10.23
CFHC      California Financial Holding                           0.81        11.78
CFNC      Carolina Fincorp Inc.                                  1.24         5.17
CFSB      CFSB Bancorp Inc.                                      1.11        14.59
CFTP      Community Federal Bancorp                              1.69         5.03
CFX       CFX Corporation                                        1.17        13.95
CIBI      Community Investors Bancorp                            1.01         8.86
CKFB      CKF Bancorp Inc.                                       1.21         4.96
CLAS      Classic Bancshares Inc.                                0.78         5.44
CMRN      Cameron Financial Corp                                 1.20         5.11
CMSB      Commonwealth Bancorp Inc.                              0.86         8.35
CMSV      Community Savings, MHC                                 0.81         7.05
CNBA      Chester Bancorp Inc.                                   1.08         4.92
CNIT      CENIT Bancorp Inc.                                     0.60         8.46
CNSB      CNS Bancorp Inc.                                       0.94         3.81
CNY       Carver Bancorp Inc.                                   (1.41)      (16.22)
COFD      Collective Bancorp Inc.                                1.16        16.70
COFI      Charter One Financial                                  1.26        18.67
CONE      Conestoga Bancorp, Inc.                                0.60         3.72
COOP      Cooperative Bankshares Inc.                            0.68         8.95
COVB      CoVest Bancshares Inc.                                 0.97        10.57
CRZY      Crazy Woman Creek Bancorp                              1.30         4.63
CSA       Coast Savings Financial                                0.56        11.41
CSBF      CSB Financial Group Inc.                               0.48         1.90
CTZN      CitFed Bancorp Inc.                                    0.86        13.32
CVAL      Chester Valley Bancorp Inc.                            0.98        11.26
CZF       CitiSave Financial Corp                                1.03         6.16
DCBI      Delphos Citizens Bancorp Inc.                          1.89         6.59
DFIN      Damen Financial Corp.                                  0.97         4.16
DIBK      Dime Financial Corp.                                   1.94        23.85
DIME      Dime Community Bancorp Inc.                            1.13         6.52
DME       Dime Bancorp Inc.                                      0.69        12.66
DNFC      D & N Financial Corp.                                  0.89        15.07
DSL       Downey Financial Corp.                                 0.93        12.44
EBCP      Eastern Bancorp                                        0.69         9.06
EBSI      Eagle Bancshares                                       0.75         8.43
EFBC      Empire Federal Bancorp Inc.                            1.56         5.45
EFBI      Enterprise Federal Bancorp                             0.97         7.55
EGFC      Eagle Financial Corp.                                  0.79        10.79
EGLB      Eagle BancGroup Inc.                                   0.30         2.34
EIRE      Emerald Isle Bancorp Inc.                              0.86        12.45
EMLD      Emerald Financial Corp.                                1.00        13.14
EQSB      Equitable Federal Savings Bank                         0.89        17.70
ESBK      Elmira Savings Bank (The)                              0.30         4.82
ESX       Essex Bancorp Inc.                                     0.04           NA
ETFS      East Texas Financial Services                          0.66         3.51
FAB       FirstFed America Bancorp Inc.                         (1.49)      (17.16)
FBBC      First Bell Bancorp Inc.                                1.14         9.70
FBCI      Fidelity Bancorp Inc.                                  0.82         7.90
FBCV      1ST Bancorp                                            0.81        10.01
FBER      1st Bergen Bancorp                                     0.81         4.87
FBHC      Fort Bend Holding Corp.                                0.74        11.69
FBSI      First Bancshares Inc.                                  1.13         7.93
FCB       Falmouth Co-Operative Bank                             0.80         3.22
FCBF      FCB Financial Corp.                                    1.11         6.40
FCIT      First Citizens Financial Corp.                         0.82        13.43
FCME      First Coastal Corporation                              0.71         7.98
FDEF      First Defiance Financial                               1.15         5.30
FED       FirstFed Financial Corp.                               0.50        10.61
FESX      First Essex Bancorp Inc.                               0.76        10.30
FFBA      First Colorado Bancorp Inc.                            1.28         9.52
FFBH      First Federal Bancshares of AR                         1.18         7.41
FFBI      First Financial Bancorp Inc.                           0.64         8.23
FFBS      FFBS BanCorp Inc.                                      1.62         8.37
FFBZ      First Federal Bancorp Inc.                             0.92        12.02
FFCH      First Financial Holdings Inc.                          0.89        14.50
FFDB      FirstFed Bancorp Incorporated                          1.22        12.49
FFDF      FFD Financial Corp.                                    0.90         3.61
FFED      Fidelity Federal Bancorp                               0.84        16.26
FFES      First Federal of East Hartford                         0.52         8.23
FFFC      FFVA Financial Corp.                                   1.40        10.31
FFFD      North Central Bancshares Inc.                          1.74         7.15
FFFG      F.F.O. Financial Group Inc.                            0.74        11.45
FFFL      Fidelity Bankshares Inc., MHC                          0.55         6.01
FFHC      First Financial Corp.                                  1.33        18.50
FFHH      FSF Financial Corp.                                    0.79         6.58
FFHS      First Franklin Corporation                             0.62         6.98
FFIC      Flushing Financial Corp.                               0.98         5.80
FFKY      First Federal Financial Corp.                          1.65        12.16
FFLC      FFLC Bancorp Inc.                                      1.10         7.35
FFOH      Fidelity Financial of Ohio                             0.95         7.20
FFPB      First Palm Beach Bancorp Inc.                          0.61         8.57
FFSL      First Independence Corp.                               0.61         5.62
FFSW      FirstFederal Financial Svcs                            1.32        16.47
FFSX      First Fed SB of Siouxland, MHC                         0.76         9.39
FFWC      FFW Corp.                                              1.13        11.11
FFWD      Wood Bancorp Inc.                                      1.43        11.21
FFYF      FFY Financial Corp.                                    1.29         9.15
FGHC      First Georgia Holding Inc.                             1.11        13.24
FIBC      Financial Bancorp Inc.                                 0.88         8.93
FISB      First Indiana Corporation                              1.11        11.58
FKFS      First Keystone Financial                               0.85        11.89
FKKY      Frankfort First Bancorp Inc.                           0.95         3.69
FLAG      FLAG Financial Corp.                                   1.11        12.30
FLFC      First Liberty Financial Corp.                          1.13        14.78
FLGS      Flagstar Bancorp Inc.                                  1.30        22.40
FLKY      First Lancaster Bancshares                             1.48         4.15
FMBD      First Mutual Bancorp Inc.                              0.08         0.56
FMCO      FMS Financial Corporation                              1.00        15.69
FMSB      First Mutual Savings Bank                              1.02        15.39
FNGB      First Northern Capital Corp.                           0.90         7.83
FOBC      Fed One Bancorp                                        0.96         8.23
FPRY      First Financial Bancorp                                0.43         6.80
FRC       First Republic Bancorp                                 0.74        11.31
FSBI      Fidelity Bancorp Inc.                                  0.82        11.77
FSFC      First Southeast Financial Corp                         1.08        10.56
FSLA      First Savings Bank, MHC                                0.99        10.67
FSNJ      First Savings Bk of NJ, MHC                            0.44         5.45
FSPG      First Home Bancorp Inc.                                1.03        15.57
FSSB      First FS&LA of San Bernardino                         (0.12)       (2.83)
FSTC      First Citizens Corporation                             1.80        19.58
FTF       Texarkana First Financial Corp                         1.71        10.67
FTFC      First Federal Capital Corp.                            0.99        15.73
FTNB      Fulton Bancorp Inc.                                    0.91         3.65
FTSB      Fort Thomas Financial Corp.                            0.97         5.58
FWWB      First SB of Washington Bancorp                         1.30         8.48
GAF       GA Financial Inc.                                      1.15         6.16
GBCI      Glacier Bancorp Inc.                                   1.47        15.17
GDVS      Greater Delaware Valley SB,MHC                         0.93         7.90
GDW       Golden West Financial                                  0.88        13.95
GFCO      Glenway Financial Corp.                                0.79         8.23
GFED      Guaranty Federal SB, MHC                               0.93         6.72
GFSB      GFS Bancorp Inc.                                       1.27        11.06
GLBK      Glendale Co-Operative Bank                             0.75         4.58
GLN       Glendale Federal Bank FSB                              0.60         9.39
GPT       GreenPoint Financial Corp.                             1.20        10.86
GRTR      Greater New York Savings Bank                          0.74         8.92
GSBC      Great Southern Bancorp Inc.                            1.73        19.40
GSFC      Green Street Financial Corp.                           1.57         4.38
GSLA      GS Financial Corp.                                     1.28         4.98
GTFN      Great Financial Corporation                            1.05        10.66
GTPS      Great American Bancorp                                 0.57         2.56
GUPB      GFSB Bancorp Inc.                                      0.81         4.76
GWBC      Gateway Bancorp Inc.                                   1.28         4.94
GWF       Great Western Financial                                0.61        10.06
HALL      Hallmark Capital Corp.                                 0.66         9.38
HARB      Harbor Federal Savings Bk, MHC                         1.22        14.81
HARL      Harleysville Savings Bank                              1.03        16.28
HARS      Harris Savings Bank, MHC                               1.06        12.22
HAVN      Haven Bancorp Inc.                                     0.82        14.11
HBBI      Home Building Bancorp                                  0.83         6.78
HBEI      Home Bancorp of Elgin Inc.                             1.00         3.53
HBFW      Home Bancorp                                           0.98         7.03
HBNK      Highland Federal Bank FSB                              1.06        14.60
HBS       Haywood Bancshares Inc.                                0.89         6.02
HCBB      HCB Bancshares Inc.                                    0.27         3.46
HCFC      Home City Financial Corp.                              1.04         5.08
HEMT      HF Bancorp Inc.                                        0.14         1.76
HFFB      Harrodsburg First Fin Bancorp                          1.32         4.96
HFFC      HF Financial Corp.                                     0.94        10.16
HFGI      Harrington Financial Group                             0.66        13.64
HFNC      HFNC Financial Corp.                                   0.84         3.17
HFSA      Hardin Bancorp Inc.                                    0.74         5.38
HHFC      Harvest Home Financial Corp.                           0.78         6.27
HIFS      Hingham Instit. for Savings                            1.25        12.95
HMCI      HomeCorp Inc.                                          0.46         7.34
HMLK      Hemlock Federal Financial Corp                        (0.92)       (6.81)
HMNF      HMN Financial Inc.                                     1.07         7.34
HOMF      Home Federal Bancorp                                   1.33        15.79
HPBC      Home Port Bancorp Inc.                                 1.68        15.45
HRBF      Harbor Federal Bancorp Inc.                            0.72         5.62
HRZB      Horizon Financial Corp.                                1.59        10.36
HTHR      Hawthorne Financial Corp.                              0.65        12.36
HVFD      Haverfield Corporation                                 0.95        11.13
HWEN      Home Financial Bancorp                                 0.81         4.16
HZFS      Horizon Financial Svcs Corp.                           0.79         7.35
IBSF      IBS Financial Corp.                                    0.73         3.67
IFSB      Independence Federal Savings                           0.45         6.97
IFSL      Indiana Federal Corporation                            1.10        12.73
INBI      Industrial Bancorp                                     1.48         7.91
INCB      Indiana Community Bank SB                              0.60         4.77
IPSW      Ipswich Savings Bank                                   1.18        19.03
ISBF      ISB Financial Corporation                              0.77         6.29
ITLA      ITLA Capital Corp.                                     1.42        12.81
IWBK      InterWest Bancorp Inc.                                 1.12        16.90
JOAC      Joachim Bancorp Inc.                                   0.63         2.13
JSBA      Jefferson Savings Bancorp                              0.86        10.69
JSBF      JSB Financial Inc.                                     1.69         7.65
JXSB      Jacksonville Savings Bank, MHC                         0.63         6.11
JXVL      Jacksonville Bancorp Inc.                              1.26         7.97
KFBI      Klamath First Bancorp                                  1.48         6.99
KNK       Kankakee Bancorp Inc.                                  0.89         8.42
KSAV      KS Bancorp Inc.                                        1.24         9.06
KSBK      KSB Bancorp Inc.                                       0.94        13.08
KYF       Kentucky First Bancorp Inc.                            1.17         7.02
LARK      Landmark Bancshares Inc.                               1.05         7.14
LARL      Laurel Capital Group Inc.                              1.41        13.36
LFBI      Little Falls Bancorp Inc.                              0.59         4.43
LFED      Leeds Federal Savings Bk, MHC                          1.23         7.61
LIFB      Life Bancorp Inc.                                      0.98         9.07
LISB      Long Island Bancorp Inc.                               0.84         9.22
LOGN      Logansport Financial Corp.                             1.39         7.02
LONF      London Financial Corporation                           0.86         4.17
LSBI      LSB Financial Corp.                                    0.78         8.41
LSBX      Lawrence Savings Bank                                  1.52        17.82
LVSB      Lakeview Financial                                     1.12        11.44
LXMO      Lexington B&L Financial Corp.                          1.00         3.40
MAFB      MAF Bancorp Inc.                                       1.15        14.65
MARN      Marion Capital Holdings                                2.06         9.01
MASB      MASSBANK Corp.                                         1.11        10.60
MBB       MSB Bancorp Inc.                                       0.47         5.35
MBBC      Monterey Bay Bancorp Inc.                              0.45         4.20
MBLF      MBLA Financial Corp.                                   0.70         5.23
MBSP      Mitchell Bancorp Inc.                                  1.83         4.21
MCBN      Mid-Coast Bancorp Inc.                                 0.87         9.16
MCBS      Mid Continent Bancshares Inc.                          1.07        10.33
MDBK      Medford Savings Bank                                   1.08        12.12
MECH      Mechanics Savings Bank                                 1.08        10.71
MERI      Meritrust Federal SB                                   1.20        15.23
METF      Metropolitan Financial Corp.                           0.61        15.88
MFBC      MFB Corp.                                              0.91         6.11
MFCX      Marshalltown Financial Corp.                           0.77         4.92
MFFC      Milton Federal Financial Corp.                         0.64         4.28
MFLR      Mayflower Co-operative Bank                            1.10        11.50
MFSL      Maryland Federal Bancorp                               0.79         9.42
MGNL      Magna Bancorp Inc.                                     1.63        16.84
MIFC      Mid-Iowa Financial Corp.                               1.08        11.71
MIVI      Mississippi View Holding Co.                           1.02         5.89
MLBC      ML Bancorp Inc.                                        0.73         9.71
MRKF      Market Financial Corporation                           0.68         2.56
MSBF      MSB Financial Inc.                                     1.40         7.76
MSBK      Mutual Savings Bank FSB                                0.02         0.29
MWBI      Midwest Bancshares Inc.                                0.72        10.23
MWBX      MetroWest Bank                                         1.31        17.68
MWFD      Midwest Federal Financial                              1.41        16.32
NASB      North American Savings Bank                            1.64        21.78
NBN       Northeast Bancorp                                      0.74         9.51
NBSI      North Bancshares Inc.                                  0.77         5.19
NEIB      Northeast Indiana Bancorp                              1.15         7.49
NHTB      New Hampshire Thrift Bncshrs                           0.94        12.59
NASB      NewMil Bancorp Inc.                                    0.87         8.26
NSBC      NewSouth Bancorp, Inc.                                 0.68         8.11
NSLB      NS&L Bancorp Inc.                                      0.86         4.19
NSSB      Norwich Financial Corp.                                1.19        10.52
NSSY      Norwalk Savings Society                                0.69         8.21
NTMG      Nutmeg Federal S&LA                                    0.68        11.07
NWEQ      Northwest Equity Corp.                                 0.95         8.00
NWSB      Northwest Savings Bank, MHC                            0.94         9.54
NYB       New York Bancorp Inc.                                  1.77        34.11
OCFC      Ocean Financial Corp.                                  1.07         5.79
OCWN      Ocwen Financial Corporation                            2.61        32.05
OFCP      Ottawa Financial Corp.                                 0.80         9.01
OHSL      OHSL Financial Corp.                                   0.94         8.31
PALM      Palfed, Inc.                                           0.82        10.28
PAMM      PacificAmerica Money Center                           10.66        51.38
PBCI      Pamrapo Bancorp Inc.                                   1.45         9.87
PBCT      People's Bank, MHC                                     1.14        14.03
PBIX      Patriot Bank Corp.                                     0.56         6.51
PBKB      People's Bancshares Inc.                               0.97        16.28
PBNB      People's Savings Financial Cp.                         0.90         9.22
PCBC      Perry County Financial Corp.                           1.18         6.34
PCCI      Pacific Crest Capital                                  1.01        13.23
PDB       Piedmont Bancorp Inc.                                  1.25         7.47
PEEK      Peekskill Financial Corp.                              1.15         4.43
PERM      Permanent Bancorp Inc.                                 0.69         7.17
PERT      Perpetual Bank, MHC                                    1.03         8.13
PETE      Primary Bank                                           0.82        12.29
PFDC      Peoples Bancorp                                        1.46         9.59
PFED      Park Bancorp Inc.                                      1.11         4.86
PFFB      PFF Bancorp Inc.                                       0.39         3.71
PFFC      Peoples Financial Corp.                                0.88         3.23
PFNC      Progress Financial Corporation                         1.15        22.12
PFSB      PennFed Financial Services Inc                         0.85        11.30
PFSL      Pocahontas FS&LA, MHC                                  0.69        10.90
PHBK      Peoples Heritage Finl Group                            1.26        15.32
PHFC      Pittsburgh Home Financial Corp                         0.74         6.09
PKPS      Poughkeepsie Financial Corp.                           0.52         6.26
PLE       Pinnacle Bancshares Inc.                               1.02        13.07
PLSK      Pulaski Savings Bank, MHC                              0.52         7.84
PMFI      Perpetual Midwest Financial                            0.44         5.15
POBS      Portsmouth Bank Shares                                 2.29         9.31
PRBC      Prestige Bancorp Inc.                                  0.65         5.34
PROV      Provident Financial Holdings                           0.76         5.31
PSBK      Progressive Bank Inc.                                  0.96        11.53
PSFC      Peoples-Sidney Financial Corp.                         0.90         8.70
PSFI      PS Financial Inc.                                      2.25         5.32
PTRS      Potters Financial Corp.                                1.53        16.55
PULB      Pulaski Bank, Savings Bk, MHC                          0.93         7.21
PULS      Pulse Bancorp                                          1.11        14.26
PVFC      PVF Capital Corp.                                      1.39        20.03
PVSA      Parkvale Financial Corporation                         1.06        14.76
PWBC      PennFirst Bancorp Inc.                                 0.65         8.92
PWBK      Pennwood Bancorp Inc.                                  1.02         5.15
QCBC      Quaker City Bancorp Inc.                               0.70         7.78
QCFB      QCF Bancorp Inc.                                       1.55         8.53
QCSB      Queens County Bancorp Inc.                             2.12        14.19
RARB      Raritan Bancorp Inc.                                   1.06        13.56
RCSB      RCSB Financial Inc.                                    0.96        12.26
REDF      RedFed Bancorp Inc.                                    1.06        12.85
RELI      Reliance Bancshares Inc.                               1.54         3.14
RELY      Reliance Bancorp Inc.                                  0.87        10.58
RFED      Roosevelt Financial Group                              1.11        18.53
RIVR      River Valley Bancorp                                   0.98         8.05
ROSE      TR Financial Corp.                                     0.93        15.08
RSLN      Roslyn Bancorp Inc.                                    0.34         1.72
RVSB      Riverview Savings Bank, MHC                            1.33        11.97
SBCN      Suburban Bancorporation Inc.                           0.84         7.18
SBFL      SB of the Finger Lakes, MHC                            0.35         3.56
SBOS      Boston Bancorp (The)                                   3.18        28.19
SCBS      Southern Community Bancshares                          1.15         5.20
SCCB      S. Carolina Community Bancshrs                         1.05         4.04
SECP      Security Capital Corporation                           1.49         9.47
SFED      SFS Bancorp Inc.                                       0.54         4.19
SFFC      StateFed Financial Corporation                         1.27         7.18
SFIN      Statewide Financial Corp.                              0.82         8.57
SFNB      Security First Network Bank                          (21.61)      (62.99)
SFSB      SuburbFed Financial Corp.                              0.64         9.74
SFSL      Security First Corp.                                   1.37        14.70
SGVB      SGV Bancorp Inc.                                       0.30         3.77
SHEN      First Shenango Bancorp Inc.                            1.13        10.53
SISB      SIS Bancorp Inc.                                       0.81        11.03
SJSB      SJS Bancorp                                            0.63         5.92
SKAN      Skaneateles Bancorp Inc.                               0.67         9.78
SKBO      First Carnegie Deposit, MHC                              NA           NA
SMBC      Southern Missouri Bancorp Inc.                         1.02         6.41
SMFC      Sho-Me Financial Corp.                                 1.30        13.21
SOBI      Sobieski Bancorp Inc.                                  0.67         4.04
SOPN      First Savings Bancorp Inc.                             1.73         6.96
SOSA      Somerset Savings Bank                                  0.76        13.01
SPBC      St. Paul Bancorp Inc.                                  1.07        12.03
SRN       Southern Banc Company Inc.                             0.49         2.93
SSB       Scotland Bancorp Inc                                   1.73         4.70
SSFC      South Street Financial Corp.                           1.25         4.80
SSM       Stone Street Bancorp Inc.                              1.99         5.58
STFR      St. Francis Capital Corp.                              0.81         9.33
STND      Standard Financial Inc.                                0.67         6.06
STSA      Sterling Financial Corp.                               0.59        10.33
SVRN      Sovereign Bancorp Inc.                                 0.37         7.20
SWBI      Southwest Bancshares                                   1.05         9.91
SWCB      Sandwich Co-operative Bank                             0.90        11.05
SZB       SouthFirst Bancshares Inc.                             0.51         3.65
TBK       Tolland Bank                                           0.79        11.40
THR       Three Rivers Financial Corp.                           0.80         5.68
THRD      TF Financial Corporation                               0.72         6.53
TPNZ      Tappan Zee Financial Inc.                              0.90         5.07
TRIC      Tri-County Bancorp Inc.                                1.07         6.93
TSBS      Trenton SB, MHC                                        1.24         7.49
TSH       Teche Holding Co.                                      1.17         8.80
TWIN      Twin City Bancorp                                      0.96         7.48
UBMT      United Financial Corp.                                 1.39         5.81
UFRM      United Federal Savings Bank                            0.79        10.49
VABF      Virginia Beach Fed. Financial                          0.60         8.80
VFFC      Virginia First Financial Corp.                         1.11        13.59
WAMU      Washington Mutual Inc.                                 1.01        18.88
WAYN      Wayne Savings & Loan Co. MHC                           0.65         7.04
WBST      Webster Financial Corporation                         (0.38)       (6.97)
WCBI      Westco Bancorp                                         1.39         8.92
WCFB      Webster City Federal SB, MHC                           1.50         6.38
WEFC      Wells Financial Corp.                                  1.11         7.87
WEHO      Westwood Homestead Fin. Corp.                          1.17         3.58
WES       Westcorp                                               0.94         9.91
WFCO      Winton Financial Corp.                                 1.06        14.66
WFSG      Wilshire Financial Services                            1.34        19.87
WFSL      Washington Federal Inc.                                1.82        15.72
WHGB      WHG Bancshares Corp.                                   0.84         3.69
WOFC      Western Ohio Financial Corp.                           0.33         4.32
WRNB      Warren Bancorp Inc.                                    2.75        27.54
WSB       Washington Savings Bank, FSB                           1.11        13.35
WSFS      WSFS Financial Corporation                             1.15        21.26
WSTR      WesterFed Financial Corp.                              0.70         5.46
WVFC      WVS Financial Corporation                              1.33        10.31
WWFC      Westwood Financial Corporation                         0.75         8.12
WYNE      Wayne Bancorp Inc.                                     0.82         5.47
YFCB      Yonkers Financial Corporation                          1.09         6.78
YFED      York Financial Corp.                                   1.04        12.73

Average                                                          0.93         9.07

Comparable
  Thrift
  Data
JOAC      Joachim Bancorp Inc.                                   0.63         2.13
HBBI      Home Building Bancorp                                  0.83         6.78
CSBF      CSB Financial Group Inc.                               0.48         1.90
MCBN      Mid-Coast Bancorp Inc.                                 0.87         9.16
NSLB      NS&L Bancorp Inc.                                      0.86         4.19
CKFB      CKF Bancorp Inc.                                       1.21         4.96
ALBC      Albion Banc Corp.                                      0.69         7.68
MIVI      Mississippi View Holding Co.                           1.02         5.89
ATSB      AmTrust Capital Corp.                                  0.42         4.16
SCCB      S. Carolina Community Bancshrs                         1.05         4.04

Average                                                          0.81         5.09
Maximum                                                          1.21         9.16
Minimum                                                          0.42         1.90

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                         INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                              -----------------------------------------------------------------------------------------------------
                                NET       INTEREST     INTEREST    NET INTEREST   NONINTEREST   NONINTEREST
                              INTEREST    INCOME/      EXPENSE/      INCOME/        INCOME/      EXPENSE/     EFFICIENCY   OVERHEAD
                               MARGIN    AVG ASSETS   AVG ASSETS    AVG ASSETS    AVG ASSETS    AVG ASSETS      RATIO       RATIO
TICKER        SHORT NAME        (%)         (%)          (%)           (%)            (%)           (%)          (%)         (%)
----------------------------  --------   ----------   ----------   ------------   -----------   -----------   ----------   --------

%CAL      California Federal
          Bank, a FSB           2.79        6.80         4.25          2.54          1.01          2.09         53.94       35.70
%CCMD     Chevy Chase Bank,
          FSB                   4.56        7.76         3.90          3.86          4.49          6.80         76.90       50.06
AABC      Access Anytime
          Bancorp, Inc.         2.83        6.67         3.93          2.74          0.67          3.12         91.34       89.21
AADV      Advantage Bancorp
          Inc.                  3.10        7.45         4.48          2.98          0.60          2.09         56.13       47.31
ABBK      Abington Bancorp
          Inc.                  3.50        7.23         3.91          3.32          0.76          2.69         62.89       54.38
ABCL      Alliance Bancorp
          Inc.                  2.86        6.90         4.15          2.75          1.11          2.66         69.22       56.81
ABCW      Anchor BanCorp
          Wisconsin             3.16        7.63         4.60          3.03          0.59          2.01         59.27       51.39
AFBC      Advance Financial
          Bancorp               3.82        7.55         3.83          3.73          0.27          2.53         63.36       60.70
AFCB      Affiliated
          Community Bancorp     3.40        7.47         4.16          3.32          0.16          1.61         46.18       43.53
AFED      AFSALA Bancorp
          Inc.                  3.60        6.98         3.52          3.46          0.28          2.38         63.42       60.46
AFFFZ     America First
          Financial Fund        2.89        7.07         4.30          2.77          0.31          1.88         59.15       54.57
AHCI      Ambanc Holding Co.
          Inc.                  3.48        7.25         3.89          3.36          0.20          2.35         63.57       61.44
AHM       Ahmanson & Company
ALBC      (H.F.)                2.71        7.03         4.44          2.59          0.53          1.77         48.82       38.36
          Albion Banc Corp.     3.51        7.49         4.13          3.37          0.49          2.76         76.86       73.50
ALBK      ALBANK Financial
          Corporation           3.99        7.38         3.60          3.78          0.36          2.25         51.39       46.72
AMFB      American Federal
          Bank FSB              4.48        7.75         3.49          4.26          1.22          2.92         52.35       38.76
AMFC      AMB Financial
          Corp.                 3.89        7.53         3.73          3.81          0.43          2.80         66.18       62.34
ANA       Acadiana
          Bancshares Inc.       3.69        7.57         3.97          3.61          0.39          2.15         54.63       49.75
ANBK      American National
          Bancorp               3.30        7.64         4.45          3.19          0.16          2.13         57.64       55.47
ANDB      Andover Bancorp
ASBI      Inc.                  3.23        7.25         4.13          3.11          0.46          1.83         47.85       40.14
          Ameriana Bancorp      3.14        7.31         4.30          3.01          0.53          2.25         63.36       56.89
ASBP      ASB Financial
          Corp.                 3.29        7.52         4.30          3.22          0.25          2.19         63.13       60.27
ASFC      Astoria Financial
          Corporation           2.77        6.97         4.30          2.67          0.17          1.41         45.21       41.79
ATSB      AmTrust Capital
          Corp.                 2.85        7.03         4.30          2.73          0.47          2.74         85.66       83.20
AVND      Avondale Financial
          Corp.                 4.60        8.88         4.45          4.43          1.04          3.75         68.44       61.02
BANC      BankAtlantic
          Bancorp Inc.          4.01        7.67         3.98          3.69          0.91          3.10         65.35       56.86
BDJI      First Federal
          Bancorporation        3.33        7.20         4.03          3.17          0.48          2.87         78.80       75.61
BFD       BostonFed Bancorp
          Inc.                  3.30        7.11         3.94          3.18          0.38          1.99         66.91       62.90
BFFC      Big Foot Financial
          Corp.                 2.95        6.80         3.94          2.86          0.12          2.30         75.47       74.46
BFSB      Bedford Bancshares
          Inc.                  4.11        7.75         3.82          3.93          0.43          2.25         51.86       46.62
BKC       American Bank of
BKCO      Connecticut           3.42        7.20         3.92          3.28          0.72          1.93         42.95       30.41
          Bankers Corp.         2.76        7.03         4.31          2.71          0.09          0.84         27.58       25.22
BKCT      Bancorp
          Connecticut Inc.      3.69        7.41         3.81          3.60          0.29          1.90         49.19       45.09
BKUNA     BankUnited
BNKU      Financial Corp.       2.97        7.29         4.47          2.82          0.30          2.14         64.89       61.18
BPLS      Bank United Corp.     2.57        7.23         4.80          2.43          0.73          2.00         53.14       39.07
          Bank Plus Corp.       2.47        7.05         4.61          2.45          0.33          2.19         68.67       64.41
BSBC      Branford Savings
BTHL      Bank                  4.41        7.70         3.38          4.31          0.29          3.16         65.57       63.22
          Bethel Bancorp        4.39        8.43         4.25          4.18          0.73          3.83         75.36       71.06
BVCC      Bay View Capital
          Corp.                 2.78        7.53         4.80          2.72          0.34          1.90         61.65       56.81
BWFC      Bank West
          Financial Corp.       3.06        7.18         4.27          2.91          0.56          2.64         76.11       71.50
BYFC      Broadway Financial
          Corp.                 4.48        7.52         3.17          4.34          0.30          3.71         78.74       77.28
CAFI      Camco Financial
          Corp.                 3.51        7.51         4.20          3.31          0.44          2.35         62.20       57.12
CAPS      Capital Savings
          Bancorp Inc.          3.18        7.49         4.35          3.13          0.58          2.12         57.55       49.70
CASB      Cascade Financial
          Corp.                 2.72        7.55         4.92          2.63          0.33          2.15         72.22       68.70
CASH      First Midwest
          Financial Inc.        3.25        7.44         4.30          3.14          0.38          1.98         53.45       47.76
CATB      Catskill Financial
          Corp.                 4.24        7.22         3.06          4.16          0.15          1.95         46.10       44.22
CBCI      Calumet Bancorp
CBCO      Inc.                  3.87        7.75         4.16          3.60          0.10          1.52         59.07       57.92
CBES      CB Bancorp Inc.       4.10        7.92         3.95          3.97          0.71          2.19         46.80       37.35
          CBES Bancorp Inc.     4.42        7.95         3.68          4.27          0.53          3.02         62.53       57.92
CBK       Citizens First
          Financial Corp.       3.20        7.24         4.15          3.08          0.52          2.53         70.26       65.26
CBNH      Community
          Bankshares Inc.       4.35        7.82         3.73          4.09          0.56          3.35         71.09       67.11
CBSA      Coastal Bancorp
          Inc.                  2.10        6.92         4.87          2.04          0.20          1.42         59.12       55.02
CBSB      Charter Financial
          Inc.                  3.84        7.66         3.99          3.68          0.56          2.30         50.60       43.01
CCFH      CCF Holding
          Company               4.03        7.39         3.62          3.76          1.12          5.50        112.63      116.40
CEBK      Central
          Co-operative Bank     3.80        7.44         3.75          3.70          0.24          2.60         62.76       60.32
CENB      Century Bancorp
          Inc.                  4.07        7.61         3.75          3.85          0.08          1.16         29.58       28.09
CENF      CENFED Financial
          Corp.                 2.48        7.29         4.89          2.40          0.36          1.52         52.98       45.94
CFB       Commercial Federal
          Corporation           2.60        7.36         4.86          2.50          0.87          1.78         47.73       29.57
CFCP      Coastal Financial
          Corp.                 3.97        7.87         4.14          3.73          0.72          2.67         59.50       51.63
CFFC      Community
          Financial Corp.       4.03        7.90         4.04          3.86          0.33          1.79         42.85       38.00
CFHC      California
          Financial Holding     3.27        7.62         4.46          3.16          0.42          1.98         54.43       48.42
CFNC      Carolina Fincorp
CFSB      Inc.                  3.93        7.27         3.44          3.82          0.42          2.51         59.21       54.75
          CFSB Bancorp Inc.     3.07        7.31         4.32          2.99          0.54          1.91         53.80       45.49
CFTP      Community Federal
CFX       Bancorp               3.81        6.98         3.19          3.79          0.20          1.22         30.71       27.03
          CFX Corporation       4.04        7.29         3.58          3.71          0.95          2.96         62.51       52.95
CIBI      Community
CKFB      Investors Bancorp     3.38        7.60         4.25          3.35          0.14          1.86         51.90       49.94
          CKF Bancorp Inc.      3.72        7.41         3.75          3.65          0.10          1.92         43.62       42.08
CLAS      Classic Bancshares
          Inc.                  3.68        7.08         3.60          3.48          0.29          2.48         63.38       60.30
CMRN      Cameron Financial
          Corp                  4.07        7.88         3.99          3.90          0.13          1.89         46.96       45.24
CMSB      Commonwealth
          Bancorp Inc.          3.53        6.93         3.63          3.30          0.58          2.94         67.96       62.37
CMSV      Community Savings,
          MHC                   3.53        7.19         3.86          3.34          0.53          2.57         66.33       60.95
CNBA      Chester Bancorp
CNIT      Inc.                  3.20        6.39         3.26          3.14          0.12          1.69         51.70       49.82
CNSB      CENIT Bancorp Inc.    3.24        7.16         4.12          3.04          0.49          2.44         67.83       62.63
          CNS Bancorp Inc.      3.56        7.13         3.65          3.48          0.18          2.22         60.85       58.82
CNY       Carver Bancorp
          Inc.                  2.70        5.69         3.10          2.59          0.27          2.64         89.47       88.38
COFD      Collective Bancorp
          Inc.                  3.02        6.95         4.05          2.90          0.32          1.33         37.77       30.93
COFI      Charter One
          Financial             2.88        7.33         4.54          2.80          0.43          1.34         40.48       31.26
CONE      Conestoga Bancorp,
          Inc.                  2.84        6.42         3.68          2.73          0.16          2.05         70.85       69.16
COOP      Cooperative
          Bankshares Inc.       2.97        7.23         4.30          2.92          0.16          1.97         63.79       61.85
COVB      CoVest Bancshares
          Inc.                  2.93        7.09         4.29          2.80          0.37          1.84         56.84       51.10
CRZY      Crazy Woman Creek
          Bancorp               3.79        7.30         3.54          3.76          0.15          1.92         49.21       47.22
CSA       Coast Savings
          Financial             2.67        7.08         4.54          2.54          0.57          1.78         55.52       45.59
CSBF      CSB Financial
          Group Inc.            2.80        6.04         3.33          2.71          0.23          2.65         86.04       84.83
CTZN      CitFed Bancorp
          Inc.                  2.51        6.86         4.49          2.37          1.01          2.08         56.52       38.07
CVAL      Chester Valley
          Bancorp Inc.          3.71        7.48         3.85          3.64          0.36          2.55         63.92       60.35
CZF       CitiSave Financial
          Corp                  4.08        7.12         3.25          3.87          1.46          3.90         73.29       63.19
DCBI      Delphos Citizens
          Bancorp Inc.          4.06        7.35         3.40          3.95          0.20          1.51         36.45       33.27
DFIN      Damen Financial
          Corp.                 3.08        7.18         4.15          3.03          0.05          2.06         66.89       66.32
DIBK      Dime Financial
          Corp.                 3.52        7.31         3.87          3.44          0.27          1.74         45.13       40.91
DIME      Dime Community
DME       Bancorp Inc.          4.13        7.22         3.30          3.92          0.24          2.18         46.65       43.32
          Dime Bancorp Inc.     2.54        6.77         4.33          2.44          0.42          1.57         52.39       44.14
DNFC      D & N Financial
          Corp.                 3.15        7.66         4.59          3.07          0.43          2.05         58.66       52.92
DSL       Downey Financial
EBCP      Corp.                 3.04        7.39         4.51          2.89          0.28          1.38         57.69       53.60
EBSI      Eastern Bancorp       3.98        7.39         3.73          3.66          0.96          3.67         72.88       65.79
          Eagle Bancshares      4.08        8.39         4.64          3.76          1.56          4.04         78.22       69.18
EFBC      Empire Federal
          Bancorp Inc.          4.48        7.69         3.30          4.40          0.93          2.74         51.47       41.21
EFBI      Enterprise Federal
          Bancorp               3.05        7.58         4.62          2.96          0.05          1.65         54.35       53.60
EGFC      Eagle Financial
          Corp.                 3.10        7.04         4.06          2.98          0.38          1.89         49.11       42.67
EGLB      Eagle BancGroup
          Inc.                  2.47        6.98         4.60          2.37          0.18          1.98         78.36       76.76
EIRE      Emerald Isle
          Bancorp Inc.          3.39        7.62         4.30          3.31          0.19          2.00         56.96       54.48
EMLD      Emerald Financial
          Corp.                 2.95        7.60         4.70          2.90          0.26          1.60         49.92       45.36
EQSB      Equitable Federal
          Savings Bank          2.62        7.25         4.73          2.51          0.53          1.54         58.41       49.62
ESBK      Elmira Savings
ESX       Bank (The)            3.73        7.61         4.02          3.59          0.77          3.67         81.05       76.99
          Essex Bancorp Inc.    2.90        7.61         4.88          2.74          1.36          4.11         93.71       90.59
ETFS      East Texas
          Financial Services    3.11        6.94         3.89          3.05          0.15          2.22         68.81       67.29
FAB       FirstFed America
          Bancorp Inc.          2.89        6.93         4.13          2.79          0.46          2.23         68.68       63.53
FBBC      First Bell Bancorp
          Inc.                  2.56        6.87         4.35          2.52          0.07          0.67         25.68       23.50
FBCI      Fidelity Bancorp
FBCV      Inc.                  3.14        7.36         4.30          3.06          0.24          1.97         59.38       56.15
FBER      1ST Bancorp           2.63        7.52         4.99          2.53          0.40          2.54         84.12       81.64
          1st Bergen Bancorp    3.68        7.10         3.56          3.55          0.11          2.10         57.86       56.59
FBHC      Fort Bend Holding
          Corp.                 3.07        7.04         4.15          2.89          1.54          3.51         85.07       77.13
FBSI      First Bancshares
          Inc.                  3.58        7.57         4.16          3.42          0.27          1.79         49.83       45.81
FCB       Falmouth
          Co-Operative Bank     3.84        6.83         3.06          3.77          0.13          2.78         71.20       70.24
FCBF      FCB Financial
          Corp.                 3.53        7.56         4.10          3.46          0.27          1.81         48.46       44.50
FCIT      First Citizens
          Financial Corp.       3.18        7.45         4.42          3.03          0.32          2.07         63.52       59.64
FCME      First Coastal
          Corporation           3.99        7.55         3.86          3.69          0.36          3.30         79.46       77.47
FDEF      First Defiance
          Financial             4.32        7.80         3.65          4.15          0.27          2.45         54.19       51.20
FED       FirstFed Financial
          Corp.                 2.43        7.12         4.80          2.32          0.22          1.09         44.50       39.27
FESX      First Essex
          Bancorp Inc.          3.39        7.48         4.23          3.25          0.28          2.19         57.92       54.30
FFBA      First Colorado
          Bancorp Inc.          3.38        7.10         3.84          3.25          0.33          1.50         41.50       35.54
FFBH      First Federal
          Bancshares of AR      3.28        7.58         4.35          3.23          0.25          1.65         47.35       43.31
FFBI      First Financial
FFBS      Bancorp Inc.          2.92        7.12         4.30          2.82          0.45          2.50         76.55       72.78
          FFBS BanCorp Inc.     3.66        7.35         3.74          3.61          0.53          1.78         42.91       34.46
FFBZ      First Federal
          Bancorp Inc.          3.75        7.52         4.06          3.46          0.46          2.53         66.45       62.02
FFCH      First Financial
          Holdings Inc.         3.12        7.50         4.47          3.03          0.74          2.26         59.85       50.00
FFDB      FirstFed Bancorp
          Incorporated          3.63        7.72         4.22          3.50          0.49          2.27         55.03       48.68
FFDF      FFD Financial
          Corp.                 3.34        6.88         3.58          3.30          0.07          1.83         54.43       53.47
FFED      Fidelity Federal
          Bancorp               2.59        7.81         5.38          2.43          1.85          3.11         72.52       51.53
FFES      First Federal of
          East Hartford         2.47        6.79         4.38          2.41          0.15          1.50         58.18       55.57
FFFC      FFVA Financial
          Corp.                 3.89        7.85         4.07          3.78          0.22          1.84         45.37       42.12
FFFD      North Central
          Bancshares Inc.       4.15        7.64         3.63          4.01          0.95          2.17         43.79       30.52
FFFG      F.F.O. Financial
          Group Inc.            3.55        7.36         4.02          3.34          0.76          2.91         69.95       63.10
          Fidelity
FFFL      Bankshares Inc.,
          MHC                   3.47        7.28         4.01          3.27          0.40          2.70         72.20       68.80
FFHC      First Financial
          Corp.                 3.47        7.54         4.22          3.32          0.75          1.93         45.95       33.73
FFHH      FSF Financial
          Corp.                 3.07        7.38         4.40          2.98          0.36          2.00         59.96       55.10
FFHS      First Franklin
          Corporation           2.64        7.05         4.49          2.57          0.16          1.80         64.62       62.43
FFIC      Flushing Financial
          Corp.                 4.02        7.63         3.65          3.97          0.20          2.37         56.37       54.21
FFKY      First Federal
FFLC      Financial Corp.       4.19        7.84         3.89          3.95          0.61          2.03         42.95       34.12
          FFLC Bancorp Inc.     3.60        7.35         3.90          3.45          0.22          1.85         50.31       47.08
FFOH      Fidelity Financial
          of Ohio               3.22        7.33         4.24          3.10          0.19          1.88         53.14       50.32
FFPB      First Palm Beach
          Bancorp Inc.          3.11        7.43         4.47          2.95          0.38          2.35         69.44       65.51
FFSL      First Independence
          Corp.                 2.79        7.29         4.56          2.73          0.20          1.99         67.67       65.32
FFSW      FirstFederal
          Financial Svcs        2.54        6.90         4.54          2.36          1.22          2.46         65.05       46.93
FFSX      First Fed SB of
FFWC      Siouxland, MHC        3.08        7.40         4.44          2.96          0.47          2.23         65.02       59.50
FFWD      FFW Corp.             3.31        7.77         4.55          3.22          0.38          1.84         51.19       45.45
          Wood Bancorp Inc.     4.25        7.97         3.86          4.11          0.23          2.15         49.46       46.63
FFYF      FFY Financial
          Corp.                 3.76        7.73         4.08          3.66          0.16          1.79         46.94       44.65
FGHC      First Georgia
          Holding Inc.          4.07        8.38         4.57          3.81          0.75          3.16         68.23       61.96
FIBC      Financial Bancorp
          Inc.                  3.92        7.28         3.53          3.75          0.22          2.47         63.45       61.32
FISB      First Indiana
          Corporation           4.39        8.37         4.17          4.20          0.75          2.53         52.04       43.43
FKFS      First Keystone
          Financial             3.34        7.15         3.96          3.19          0.33          2.18         62.23       58.38
FKKY      Frankfort First
          Bancorp Inc.          3.68        7.15         3.53          3.62          0.05          2.22         60.56       60.05
FLAG      FLAG Financial
          Corp.                 3.94        7.55         3.95          3.60          1.26          3.19         65.27       53.09
FLFC      First Liberty
          Financial Corp.       3.95        7.82         4.19          3.63          0.82          2.72         58.93       49.59
FLGS      Flagstar Bancorp
          Inc.                  3.38        7.45         4.37          3.08          3.61          4.46         66.71       27.72
FLKY      First Lancaster
          Bancshares            4.99        8.08         3.16          4.93         --             2.64         53.57       53.57
FMBD      First Mutual
          Bancorp Inc.          2.85        6.73         4.09          2.65          0.30          2.79         86.52       84.98
FMCO      FMS Financial
          Corporation           3.70        7.22         3.69          3.53          0.46          2.40         57.85       52.36
FMSB      First Mutual
          Savings Bank          9.04        8.20         4.64          3.55          0.35          2.22         56.99       52.78
FNGB      First Northern
FOBC      Capital Corp.         3.26        7.17         4.03          3.14          0.44          2.13         59.38       53.67
          Fed One Bancorp       3.56        7.22         3.78          3.44          0.17          2.02         53.45       51.08
FPRY      First Financial
          Bancorp               3.15        7.62         4.63          2.98          0.52          2.92         82.09       78.98
FRC       First Republic
          Bancorp               2.42        7.64         5.24          2.40          0.13          1.37         49.46       46.72
FSBI      Fidelity Bancorp
          Inc.                  3.27        7.27         4.09          3.18          0.25          2.00         58.36       55.03
FSFC      First Southeast
          Financial Corp        3.32        7.50         4.30          3.20          0.33          1.75         50.19       45.00
FSLA      First Savings
          Bank, MHC             3.28        7.01         3.87          3.14          0.23          1.65         45.73       41.69
FSNJ      First Savings Bk
          of NJ, MHC            2.03        6.35         4.39          1.96          0.19          1.71         78.73       76.64
FSPG      First Home Bancorp
          Inc.                  3.13        7.50         4.46          3.04          0.19          1.64         51.03       47.99
FSSB      First FS&LA of San
          Bernardino            3.67        7.74         4.33          3.41          0.89          4.27        100.81      101.02
FSTC      First Citizens
          Corporation           4.50        7.94         3.69          4.25          0.72          2.29         62.34       55.92
FTF       Texarkana First
          Financial Corp        3.93        7.90         4.06          3.84          0.38          1.51         35.71       29.39
FTFC      First Federal
          Capital Corp.         3.01        7.38         4.53          2.85          1.17          2.56         62.98       47.84
FTNB      Fulton Bancorp
          Inc.                  3.69        7.50         3.87          3.63          0.49          2.43         59.22       53.66
FTSB      Fort Thomas
          Financial Corp.       4.12        8.38         4.36          4.02          0.19          2.31         54.86       52.73
FWWB      First SB of
GAF       Washington Bancorp    3.68        7.63         4.09          3.54          0.31          2.04         50.70       46.36
          GA Financial Inc.     3.94        7.20         3.36          3.83          0.23          2.24         55.23       52.54
GBCI      Glacier Bancorp
          Inc.                  4.43        7.77         3.58          4.20          1.39          3.14         55.71       41.05
GDVS      Greater Delaware
          Valley SB,MHC         3.48        6.96         3.59          3.36          0.28          2.20         61.31       58.10
GDW       Golden West
          Financial             2.37        7.09         4.79          2.30          0.19          0.83         33.45       27.97
GFCO      Glenway Financial
          Corp.                 3.24        7.44         4.33          3.11          0.25          2.10         60.36       57.21
GFED      Guaranty Federal
GFSB      SB, MHC               3.39        7.61         4.35          3.26          0.24          2.02         59.55       56.63
          GFS Bancorp Inc.      3.44        8.02         4.60          3.42          0.15          1.65         46.11       43.75
GLBK      Glendale
          Co-Operative Bank     3.91        7.18         3.35          3.83          0.27          2.96         72.03       70.06
GLN       Glendale Federal
          Bank FSB              2.65        7.03         4.50          2.53          0.60          1.75         53.02       41.83
GPT       GreenPoint
          Financial Corp.       3.93        7.23         3.58          3.65          0.33          2.07         43.50       38.47
GRTR      Greater New York
          Savings Bank          3.16        6.92         3.95          2.97          0.32          2.11         57.06       52.48
GSBC      Great Southern
          Bancorp Inc.          4.04        8.30         4.33          3.97          1.28          2.41         45.64       28.13
GSFC      Green Street
GSLA      Financial Corp.       4.35        7.31         2.99          4.32          0.06          1.88         43.05       42.21
          GS Financial Corp.    4.29        6.96         2.89          4.08          0.01          2.14         52.34       52.24
GTFN      Great Financial
          Corporation           3.05        7.39         4.52          2.87          0.92          2.47         63.98       52.46
GTPS      Great American
GUPB      Bancorp               4.34        7.21         3.14          4.07          0.45          3.43         76.24       73.60
          GFSB Bancorp Inc.     3.13        7.07         3.97          3.10          0.05          1.76         56.02       55.28
GWBC      Gateway Bancorp
          Inc.                  3.21        6.75         3.57          3.18          0.11          1.53         46.59       44.76
GWF       Great Western
          Financial             3.32        7.32         4.16          3.16          0.84          2.28         54.10       41.88
HALL      Hallmark Capital
          Corp.                 2.50        7.50         5.05          2.44          0.23          1.53         57.02       52.91
HARB      Harbor Federal
          Savings Bk, MHC       3.70        7.66         4.07          3.59          0.35          1.90         47.25       42.06
HARL      Harleysville
          Savings Bank          2.87        7.39         4.59          2.80          0.12          1.29         44.25       41.87
HARS      Harris Savings
HAVN      Bank, MHC             2.71        7.07         4.48          2.59          0.31          1.72         55.49       50.17
          Haven Bancorp Inc.    3.21        7.14         4.06          3.08          0.58          2.25         60.44       52.96
HBBI      Home Building
          Bancorp               3.51        7.49         4.12          3.37          0.28          2.36         64.51       61.56
HBEI      Home Bancorp of
HBFW      Elgin Inc.            4.20        6.89         2.88          4.01          0.49          2.84         63.79       59.36
          Home Bancorp          2.94        7.33         4.43          2.90          0.07          1.32         44.45       43.15
HBNK      Highland Federal
          Bank FSB              4.41        8.74         4.62          4.12          0.38          2.41         51.65       47.18
HBS       Haywood Bancshares
          Inc.                  3.34        7.04         3.86          3.18          0.35          2.06         65.28       61.43
HCBB      HCB Bancshares
          Inc.                  2.76        7.17         4.51          2.65          0.27          2.26         72.89       70.18
HCFC      Home City
HEMT      Financial Corp.       3.93        8.14         4.30          3.84          0.13          2.18         54.80       53.28
          HF Bancorp Inc.       2.40        6.84         4.54          2.30          0.23          2.21         77.42       75.18
HFFB      Harrodsburg First
HFFC      Fin Bancorp           3.65        7.06         3.48          3.58          0.07          1.65         45.27       44.13
          HF Financial Corp.    3.55        7.79         4.41          3.38          1.11          3.17         69.18       59.06
HFGI      Harrington
          Financial Group       1.60        6.66         5.10          1.56          0.05          0.92         57.33       56.05
HFNC      HFNC Financial
          Corp.                 3.69        7.45         3.91          3.55          0.13          1.72         46.62       44.63
HFSA      Hardin Bancorp
          Inc.                  2.79        7.32         4.58          2.74          0.24          1.76         59.79       56.27
HHFC      Harvest Home
          Financial Corp.       2.88        7.06         4.24          2.83          0.06          1.69         58.47       57.56
HIFS      Hingham Instit.
HMCI      for Savings           3.96        7.62         3.78          3.83          0.35          2.16         50.64       46.09
          HomeCorp Inc.         3.12        7.19         4.33          2.86          0.64          2.75         83.66       79.99
HMLK      Hemlock Federal
HMNF      Financial Corp        2.89        6.60         3.74          2.86          0.28          1.95         62.16       58.45
          HMN Financial Inc.    2.84        7.15         4.35          2.80          0.20          1.53         50.85       47.38
HOMF      Home Federal
          Bancorp               3.75        7.90         4.34          3.56          0.87          2.20         49.17       36.76
HPBC      Home Port Bancorp
          Inc.                  4.74        8.13         3.53          4.60          0.44          2.23         44.30       38.95
HRBF      Harbor Federal
          Bancorp Inc.          2.94        7.28         4.39          2.89          0.07          1.78         60.25       59.25
HRZB      Horizon Financial
          Corp.                 3.60        7.63         4.11          3.51          0.25          1.33         35.37       30.78
HTHR      Hawthorne
          Financial Corp.       3.43        8.19         4.89          3.30          0.35          2.54         69.84       66.62
HVFD      Haverfield
          Corporation           3.66        7.92         4.34          3.58          0.66          2.70         62.79       55.95
HWEN      Home Financial
          Bancorp               4.72        8.81         4.23          4.58          0.16          3.42         74.62       73.72
HZFS      Horizon Financial
          Svcs Corp.            3.42        7.69         4.36          3.33          0.46          2.51         62.47       57.26
IBSF      IBS Financial
          Corp.                 3.10        6.88         3.87          3.01          0.09          1.97         63.73       62.68
IFSB      Independence
          Federal Savings       2.63        7.20         4.68          2.52          1.15          3.05         79.68       70.39
IFSL      Indiana Federal
INBI      Corporation           3.54        7.48         4.23          3.26          0.88          2.44         56.70       45.01
          Industrial Bancorp    4.19        7.97         3.86          4.11          0.13          1.90         44.65       42.84
INCB      Indiana Community
          Bank SB               4.45        7.76         3.44          4.32          0.90          3.97         76.08       71.08
IPSW      Ipswich Savings
          Bank                  3.70        7.13         3.53          3.60          0.63          2.53         59.60       52.50
ISBF      ISB Financial
ITLA      Corporation           3.70        7.22         3.77          3.46          0.55          2.64         61.81       55.68
          ITLA Capital Corp.    4.79        9.68         4.93          4.75          0.17          2.22         44.62       42.63
IWBK      InterWest Bancorp
          Inc.                  3.42        7.52         4.31          3.21          0.64          2.10         54.75       45.75
JOAC      Joachim Bancorp
          Inc.                  4.25        7.11         2.95          4.16          0.15          2.96         68.77       67.66
JSBA      Jefferson Savings
JSBF      Bancorp               3.02        7.43         4.51          2.92          0.19          1.64         49.48       46.19
          JSB Financial Inc.    4.73        7.01         2.56          4.45          0.20          1.72         38.70       35.96
JXSB      Jacksonville
          Savings Bank, MHC     3.71        7.48         4.13          3.35          0.43          2.72         71.81       68.19
JXVL      Jacksonville
          Bancorp Inc.          3.70        7.58         3.97          3.60          0.49          2.16         54.97       48.83
KFBI      Klamath First
          Bancorp               3.37        7.38         4.04          3.34          0.06          1.45         42.76       41.74
KNK       Kankakee Bancorp
KSAV      Inc.                  3.25        7.24         4.11          3.13          0.42          2.32         63.36       58.42
KSBK      KS Bancorp Inc.       4.02        8.08         4.27          3.81          0.16          1.94         48.60       46.41
          KSB Bancorp Inc.      4.48        8.17         3.83          4.34          0.85          3.33         64.23       57.23
KYF       Kentucky First
          Bancorp Inc.          3.51        7.20         3.77          3.43          0.17          1.90         52.83       50.53
LARK      Landmark
          Bancshares Inc.       3.16        7.38         4.28          3.10          0.25          1.60         47.98       43.79
LARL      Laurel Capital
          Group Inc.            3.73        7.41         3.76          3.65          0.28          1.69         44.05       39.81
LFBI      Little Falls
          Bancorp Inc.          2.73        6.56         3.95          2.62          0.10          1.70         57.66       56.02
LFED      Leeds Federal
LIFB      Savings Bk, MHC       2.98        7.02         4.09          2.93          0.10          0.98         32.45       30.15
          Life Bancorp Inc.     2.66        7.23         4.66          2.56          0.22          1.31         44.80       40.06
LISB      Long Island
          Bancorp Inc.          2.90        6.84         4.08          2.77          0.48          1.90         57.16       49.69
LOGN      Logansport
          Financial Corp.       3.90        7.52         3.72          3.80          0.17          1.61         40.51       37.80
LONF      London Financial
          Corporation           3.74        7.44         3.74          3.70          0.17          2.55         65.93       64.37
LSBI      LSB Financial
          Corp.                 3.56        7.70         4.35          3.35          0.28          2.45         67.43       64.65
LSBX      Lawrence Savings
LVSB      Bank                  3.37        7.23         3.95          3.28          0.32          2.33         63.52       59.98
          Lakeview Financial    3.57        7.02         3.62          3.41          0.83          2.39         49.11       36.65
LXMO      Lexington B&L
MAFB      Financial Corp.       3.86        7.53         3.74          3.79          0.14          2.25         57.12       55.48
          MAF Bancorp Inc.      3.07        7.18         4.27          2.92          0.42          1.43         45.71       37.82
MARN      Marion Capital
MASB      Holdings              4.39        7.89         3.79          4.11          0.19          1.65         36.56       33.70
MBB       MASSBANK Corp.        2.93        6.63         3.75          2.88          0.19          1.42         44.76       41.09
          MSB Bancorp Inc.      3.26        6.68         3.67          3.00          0.44          2.50         58.88       52.83
MBBC      Monterey Bay
          Bancorp Inc.          2.90        7.22         4.44          2.78          0.29          2.21         65.44       61.79
MBLF      MBLA Financial
          Corp.                 1.96        6.69         4.74          1.94          0.01          0.63         31.85       31.52
MBSP      Mitchell Bancorp
          Inc.                  5.13        7.72         2.68          5.04          0.07          2.17         42.53       41.72
MCBN      Mid-Coast Bancorp
          Inc.                  4.29        8.34         4.38          3.96          0.34          2.95         68.50       65.82
MCBS      Mid Continent
          Bancshares Inc.       2.48        6.78         4.49          2.30          1.88          2.47         58.65       24.81
MDBK      Medford Savings
          Bank                  3.33        6.90         3.70          3.20          0.28          1.76         47.07       42.45
MECH      Mechanics Savings
          Bank                  4.06        7.16         3.30          3.86          1.17          3.03         59.75       47.56
MERI      Meritrust Federal
          SB                    3.54        7.23         3.84          3.39          0.75          2.22         53.76       43.57
METF      Metropolitan
MFBC      Financial Corp.       3.43        8.17         4.91          3.26          0.39          2.47         66.60       62.60
          MFB Corp.             3.28        7.41         4.21          3.20          0.14          1.83         54.81       52.79
MFCX      Marshalltown
          Financial Corp.       2.69        6.94         4.30          2.64          0.12          1.87         68.04       66.63
MFFC      Milton Federal
          Financial Corp.       3.15        7.27         4.22          3.05          0.12          2.19         68.99       67.75
MFLR      Mayflower
          Co-operative Bank     4.13        7.49         3.59          3.91          0.39          2.39         54.94       50.46
MFSL      Maryland Federal
MGNL      Bancorp               2.74        7.21         4.52          2.69          0.22          1.65         55.08       51.37
          Magna Bancorp Inc.    5.51        8.26         3.48          4.78          2.66          4.54         57.74       34.24
MIFC      Mid-Iowa Financial
          Corp.                 3.04        7.25         4.28          2.98          0.79          2.05         54.95       43.02
MIVI      Mississippi View
MLBC      Holding Co.           3.85        7.53         3.64          3.89          0.23          2.34         56.76       54.22
          ML Bancorp Inc.       3.17        7.20         4.23          2.96          0.43          2.33         70.31       66.01
MRKF      Market Financial
MSBF      Corporation           2.98        6.29         3.35          2.94          0.01          1.91         64.89       64.80
          MSB Financial Inc.    4.75        7.96         3.37          4.59          0.53          2.89         56.54       51.56
MSBK      Mutual Savings
          Bank FSB              1.70        6.31         4.64          1.67          0.45          2.12        100.09      100.11
MWBI      Midwest Bancshares
MWBX      Inc.                  2.92        7.39         4.56          2.84          0.25          1.91         62.18       58.81
          MetroWest Bank        4.12        7.65         3.72          3.94          0.37          2.67         61.86       58.29
MWFD      Midwest Federal
          Financial             3.98        7.82         4.14          3.68          0.82          2.72         59.58       50.63
NASB      North American
NBN       Savings Bank          3.42        8.13         4.80          3.33          0.68          1.75         46.80       35.89
          Northeast Bancorp     4.05        8.39         4.47          3.92          0.94          3.54         70.52       63.49
NBSI      North Bancshares
          Inc.                  3.32        7.22         3.95          3.26          0.17          2.51         73.21       71.83
NEIB      Northeast Indiana
          Bancorp               3.56        7.74         4.23          3.51          0.27          1.75         46.35       42.25
NHTB      New Hampshire
          Thrift Bncshrs        4.15        8.57         4.64          3.92          0.60          2.96         62.57       56.85
NASB      NewMil Bancorp
          Inc.                  4.08        7.45         3.51          3.93          0.41          2.79         65.82       62.25
NSBC      NewSouth Bancorp,
NSLB      Inc.                  4.01        7.68         3.74          3.93          0.64          3.28         71.80       67.20
          NS&L Bancorp Inc.     3.15        6.55         3.48          3.07          0.32          2.27         66.80       63.31
NSSB      Norwich Financial
          Corp.                 4.43        7.58         3.38          4.21          0.50          2.59         52.45       46.85
NSSY      Norwalk Savings
          Society               3.17        7.16         4.08          3.08          0.55          2.50         69.15       63.63
NTMG      Nutmeg Federal
          S&LA                  4.32        7.47         3.35          4.12          1.09          4.08         76.77       70.61
NWEQ      Northwest Equity
          Corp.                 3.89        8.01         4.33          3.68          0.33          2.30         57.50       53.69
NWSB      Northwest Savings
          Bank, MHC             3.85        7.81         4.12          3.69          0.30          2.31         57.23       53.76
NYB       New York Bancorp
          Inc.                  3.97        7.53         3.67          3.86          0.37          1.77         40.46       34.78
OCFC      Ocean Financial
          Corp.                 3.27        6.81         3.63          3.17          0.18          1.65         49.22       46.40
OCWN      Ocwen Financial
          Corporation           3.20        8.36         5.70          2.66          0.82          1.40         99.85       99.81
OFCP      Ottawa Financial
          Corp.                 3.30        7.32         4.25          3.07          0.30          2.07         57.17       52.98
OHSL      OHSL Financial
PALM      Corp.                 3.31        7.58         4.33          3.26          0.14          1.91         56.24       54.36
          Palfed, Inc.          3.89        8.03         4.36          3.67          0.67          2.92         65.23       58.88
PAMM      PacificAmerica
          Money Center         10.47        9.65         3.78          5.87         47.26         33.65         62.31      (240.86)
PBCI      Pamrapo Bancorp
PBCT      Inc.                  4.82        7.66         3.09          4.57          0.31          2.55         50.59       47.19
PBIX      People's Bank, MHC    3.66        6.88         3.48          3.41          2.27          3.72         64.57       40.94
          Patriot Bank Corp.    2.48        7.12         4.69          2.43          0.10          1.64         64.77       63.38
PBKB      People's
          Bancshares Inc.       3.46        7.23         3.95          3.28          0.24          2.67         75.70       73.90
PBNB      People's Savings
          Financial Cp.         3.36        7.11         3.89          3.23          0.61          2.18         53.96       45.18
PCBC      Perry County
          Financial Corp.       2.96        6.83         3.91          2.92          0.05          1.04         34.96       33.73
PCCI      Pacific Crest
          Capital               4.70        9.43         4.86          4.57          0.12          2.73         54.37       53.13
PDB       Piedmont Bancorp
          Inc.                  3.95        7.73         3.89          3.83          0.24          2.07         50.99       47.98
PEEK      Peekskill
          Financial Corp.       3.73        6.67         2.98          3.69          0.11          1.78         46.77       45.13
PERM      Permanent Bancorp
          Inc.                  2.77        7.22         4.55          2.66          0.46          2.04         64.00       57.81
PERT      Perpetual Bank,
PETE      MHC                   4.24        8.01         3.91          4.09          1.18          3.20         61.08       49.90
PFDC      Primary Bank          3.66        7.17         3.76          3.41          0.60          3.06         74.61       70.13
PFED      Peoples Bancorp       3.62        7.55         3.97          3.58          0.22          1.42         37.35       33.45
PFFB      Park Bancorp Inc.     3.68        7.05         3.51          3.54          0.13          2.01         56.95       55.39
          PFF Bancorp Inc.      2.97        7.22         4.34          2.88          0.39          2.15         64.14       59.32
PFFC      Peoples Financial
          Corp.                 3.63        6.94         3.40          3.54          0.03          2.23         62.39       62.06
PFNC      Progress Financial
          Corporation           4.33        8.00         3.99          4.02          0.90          3.94         73.58       67.68
PFSB      PennFed Financial
          Services Inc          2.81        7.13         4.44          2.69          0.16          1.43         42.99       39.67
PFSL      Pocahontas FS&LA,
          MHC                   2.06        6.82         4.87          1.95          0.34          1.20         52.25       43.99
PHBK      Peoples Heritage
          Finl Group            4.70        7.57         3.28          4.28          0.92          3.21         58.73       49.92
PHFC      Pittsburgh Home
          Financial Corp        3.33        7.60         4.47          3.13          0.15          2.05         61.93       60.04
PKPS      Poughkeepsie
          Financial Corp.       3.30        7.54         4.40          3.15          0.39          2.49         67.55       63.56
PLE       Pinnacle
          Bancshares Inc.       3.49        7.80         4.42          3.37          0.43          2.17         58.38       53.06
PLSK      Pulaski Savings
          Bank, MHC             2.87        6.19         3.62          2.56          0.06          1.65         62.89       62.07
PMFI      Perpetual Midwest
          Financial             2.88        7.48         4.72          2.75          0.42          2.24         69.86       65.29
POBS      Portsmouth Bank
          Shares                4.07        6.94         3.02          3.92          0.12          1.35         33.37       31.41
PRBC      Prestige Bancorp
          Inc.                  3.22        6.80         3.67          3.13          0.24          2.26         67.20       64.73
PROV      Provident
          Financial Holdings    3.25        7.03         3.93          3.10          0.67          2.70         73.33       67.61
PSBK      Progressive Bank
          Inc.                  4.03        7.71         3.89          3.82          0.39          2.39         53.18       48.42
PSFC      Peoples-Sidney
PSFI      Financial Corp.       3.27        7.69         4.49          3.20          0.07          1.67         50.92       49.80
          PS Financial Inc.     5.61        7.21         2.22          4.99          0.09          1.46         28.78       27.43
PTRS      Potters Financial
          Corp.                 3.43        7.11         3.79          3.33          0.26          2.49         74.27       72.27
PULB      Pulaski Bank,
PULS      Savings Bk, MHC       3.64        7.45         3.90          3.56          0.24          2.45         64.59       62.18
PVFC      Pulse Bancorp         2.80        7.02         4.29          2.73          0.06          1.06         37.46       36.11
          PVF Capital Corp.     4.11        8.79         4.70          4.09          0.53          2.38         51.60       45.36
PVSA      Parkvale Financial
          Corporation           2.94        7.14         4.24          2.90          0.21          1.42         44.91       40.87
PWBC      PennFirst Bancorp
          Inc.                  2.11        6.81         4.75          2.06          0.12          1.16         50.67       47.82
PWBK      Pennwood Bancorp
          Inc.                  4.35        7.70         3.51          4.18          0.23          2.81         63.17       61.17
QCBC      Quaker City
QCFB      Bancorp Inc.          3.21        7.73         4.61          3.12          0.29          1.98         55.17       50.97
          QCF Bancorp Inc.      4.05        7.09         3.07          4.02          0.35          1.82         41.66       36.64
QCSB      Queens County
          Bancorp Inc.          4.64        8.05         3.54          4.51          0.09          1.93         42.04       40.88
RARB      Raritan Bancorp
          Inc.                  3.78        7.27         3.62          3.66          0.19          2.00         50.82       48.22
RCSB      RCSB Financial
          Inc.                  3.45        7.38         4.18          3.20          1.77          3.00         60.26       38.30
REDF      RedFed Bancorp
          Inc.                  3.51        7.09         3.78          3.32          0.77          2.84         63.79       55.35
RELI      Reliance
          Bancshares Inc.       4.92        7.34         2.46          4.88          0.02          2.29         46.79       46.59
RELY      Reliance Bancorp
          Inc.                  3.51        7.11         3.79          3.32          0.18          1.80         45.63       42.75
RFED      Roosevelt
          Financial Group       2.59        7.05         4.56          2.49          0.60          1.28         41.44       27.27
RIVR      River Valley
ROSE      Bancorp               4.00        7.48         3.59          3.89          0.60          3.12         69.05       64.26
          TR Financial Corp.    2.70        7.15         4.50          2.65          0.23          1.37         47.50       43.00
RSLN      Roslyn Bancorp
          Inc.                  3.56        7.01         3.56          3.45          0.25          1.62         43.59       39.54
RVSB      Riverview Savings
          Bank, MHC             4.40        8.12         4.02          4.10          0.89          2.99         56.55       47.15
          Suburban
SBCN      Bancorporation
          Inc.                  2.96        7.44         4.55          2.89          0.29          1.96         63.15       59.41
SBFL      SB of the Finger
          Lakes, MHC            3.14        7.06         4.01          3.05          0.26          2.63         79.16       77.40
SBOS      Boston Bancorp
          (The)                 2.95        6.88         4.00          2.87          0.15          1.27         42.96       39.99
SCBS      Southern Community
          Bancshares            3.57        6.94         3.40          3.54          0.18          1.99         53.56       51.19
SCCB      S. Carolina
          Community Bancshrs    4.03        7.54         3.60          3.94          0.27          2.56         60.70       58.02
SECP      Security Capital
SFED      Corporation           3.67        7.53         4.00          3.53          0.63          1.95         46.94       37.53
          SFS Bancorp Inc.      3.52        7.16         3.74          3.42          0.21          2.70         74.67       73.15
SFFC      StateFed Financial
          Corporation           3.52        7.77         4.43          3.35          0.10          1.45         46.96       45.38
SFIN      Statewide
          Financial Corp.       3.83        7.42         3.71          3.72          0.22          2.55         64.64       62.53
SFNB      Security First
          Network Bank          3.89        5.88         2.61          3.27          6.53         36.98        372.31      916.33
SFSB      SuburbFed
          Financial Corp.       2.85        7.08         4.31          2.77          0.65          2.49         72.42       65.96
SFSL      Security First
SGVB      Corp.                 3.99        8.18         4.32          3.86          0.26          2.02         48.65       45.25
          SGV Bancorp Inc.      2.61        7.12         4.60          2.53          0.24          2.03         72.58       70.01
SHEN      First Shenango
SISB      Bancorp Inc.          3.21        7.38         4.21          3.17          0.20          1.45         42.13       38.43
SJSB      SIS Bancorp Inc.      3.85        7.11         3.46          3.64          0.76          2.87         65.38       58.14
          SJS Bancorp           2.86        7.42         4.60          2.81          0.30          1.98         63.58       59.65
SKAN      Skaneateles
          Bancorp Inc.          3.94        7.62         3.88          3.74          0.62          3.23         73.36       68.96
SKBO      First Carnegie
          Deposit, MHC            NA          NA           NA            NA            NA            NA            NA          NA
SMBC      Southern Missouri
          Bancorp Inc.          3.04        6.94         3.95          2.99          0.32          1.86         59.96       55.64
SMFC      Sho-Me Financial
          Corp.                 3.35        7.77         4.50          3.26          0.44          1.61         43.40       35.77
SOBI      Sobieski Bancorp
          Inc.                  3.40        7.21         3.91          3.29          0.25          2.46         69.43       67.13
SOPN      First Savings
          Bancorp Inc.          3.89        7.37         3.54          3.83          0.15          1.27         32.10       29.48
SOSA      Somerset Savings
          Bank                  3.93        8.01         4.30          3.71          0.21          2.93         65.87       63.91
SPBC      St. Paul Bancorp
          Inc.                  3.05        6.96         4.04          2.92          0.89          2.15         57.26       44.18
SRN       Southern Banc
          Company Inc.          2.86        7.02         4.21          2.80          0.06          2.07         70.78       70.15
SSB       Scotland Bancorp
          Inc                   4.68        7.38         2.77          4.61          0.09          1.92         40.75       39.54
SSFC      South Street
          Financial Corp.       3.61        7.31         3.74          3.56          0.05          1.63         45.02       44.28
SSM       Stone Street
          Bancorp Inc.          4.94        7.99         3.13          4.86          0.13          1.70         34.14       32.40
STFR      St. Francis
          Capital Corp.         2.75        7.04         4.47          2.57          0.35          2.01         63.69       58.71
STND      Standard Financial
          Inc.                  2.82        7.05         4.30          2.75          0.17          1.82         61.97       59.59
STSA      Sterling Financial
          Corp.                 3.00        7.67         4.81          2.86          0.53          2.32         63.39       56.60
SVRN      Sovereign Bancorp
          Inc.                  2.56        6.96         4.51          2.45          0.25          1.44         49.03       43.81
SWBI      Southwest
          Bancshares            3.42        7.44         4.23          3.21          0.18          1.80         56.10       53.66
SWCB      Sandwich
          Co-operative Bank     3.83        7.17         3.55          3.62          0.50          2.59         59.80       54.29
SZB       SouthFirst
TBK       Bancshares Inc.       3.80        7.42         3.93          3.49          0.66          3.29         79.13       75.15
          Tolland Bank          3.64        7.15         3.69          3.46          0.46          2.78         68.08       63.84
THR       Three Rivers
          Financial Corp.       3.66        7.36         3.83          3.53          0.52          2.83         69.51       64.99
THRD      TF Financial
          Corporation           3.31        6.95         3.80          3.15          0.20          2.12         58.81       56.21
TPNZ      Tappan Zee
          Financial Inc.        3.89        7.36         3.56          3.80          0.12          2.33         58.68       57.41
TRIC      Tri-County Bancorp
TSBS      Inc.                  3.18        7.10         4.01          3.09          0.15          1.69         52.08       49.70
TSH       Trenton SB, MHC       3.57        6.78         3.39          3.39          0.27          1.92         49.28       45.19
TWIN      Teche Holding Co.     3.42        7.48         4.15          3.33          0.62          2.40         60.93       53.62
          Twin City Bancorp     3.79        7.58         3.92          3.66          0.40          2.70         68.49       65.06
UBMT      United Financial
          Corp.                 3.87        7.00         3.26          3.73          0.54          2.05         47.98       40.45
UFRM      United Federal
          Savings Bank          3.53        7.89         4.56          3.33          1.11          3.38         75.11       66.79
VABF      Virginia Beach
          Fed. Financial        3.17        7.95         4.85          3.10          0.34          2.59         75.20       72.47
VFFC      Virginia First
          Financial Corp.       4.01        8.31         4.43          3.87          0.65          3.35         73.67       69.25
WAMU      Washington Mutual
          Inc.                  2.94        7.34         4.53          2.82          0.62          1.71         48.65       37.40
WAYN      Wayne Savings &
          Loan Co. MHC          3.39        7.50         4.26          3.24          0.20          2.48         72.20       70.48
WBST      Webster Financial
WCBI      Corporation           3.31        6.99         3.85          3.14          0.51          2.23         57.01       49.98
          Westco Bancorp        3.58        7.44         3.95          3.49          0.24          1.58         42.46       38.48
WCFB      Webster City
          Federal SB, MHC       3.77        7.19         3.50          3.69          0.18          1.44         36.99       33.99
WEFC      Wells Financial
          Corp.                 3.44        7.45         4.05          3.40          0.45          1.87         48.48       41.61
WEHO      Westwood Homestead
WES       Fin. Corp.            3.69        7.52         3.87          3.66          0.09          1.92         51.21       49.96
          Westcorp              3.58        7.42         4.33          3.09          4.93          7.00         86.82       65.79
WFCO      Winton Financial
          Corp.                 3.27        8.04         4.84          3.21          0.12          1.80         54.87       53.16
WFSG      Wilshire Financial
          Services              1.65        7.38         6.04          1.34          2.99          2.91         78.88       31.75
WFSL      Washington Federal
          Inc.                  3.68        8.07         4.49          3.58          0.06          0.76         18.26       16.98
WHGB      WHG Bancshares
          Corp.                 4.03        7.23         3.37          3.87          0.12          2.51         63.08       61.98
WOFC      Western Ohio
          Financial Corp.       2.82        7.06         4.40          2.66          0.22          2.31         76.14       74.13
WRNB      Warren Bancorp
          Inc.                  4.80        7.71         3.13          4.58          0.38          3.06         54.00       50.19
WSB       Washington Savings
          Bank, FSB             2.36        8.00         5.72          2.28          0.23          1.79         76.43       74.07
WSFS      WSFS Financial
          Corporation           3.51        8.12         4.68          3.44          0.69          2.30         53.90       44.72
WSTR      WesterFed
          Financial Corp.       3.52        7.37         4.06          3.31          0.55          2.60         65.51       59.81
WVFC      WVS Financial
          Corporation           3.76        7.59         3.87          3.72          0.11          1.64         42.70       40.95
WWFC      Westwood Financial
WYNE      Corporation           2.97        6.91         4.02          2.89          0.17          1.35         41.28       37.84
          Wayne Bancorp Inc.    3.63        7.25         3.68          3.56          0.22          2.19         60.03       57.60
YFCB      Yonkers Financial
          Corporation           4.03        7.43         3.48          3.95          0.29          2.25         53.38       49.98
YFED      York Financial
          Corp.                 3.32        7.54         4.41          3.13          0.40          1.89         58.29       52.99

Average   3.51                  7.40        4.05         3.34          0.57          2.40         59.23         54.73

Comparable
  Thrift
  Data
          Joachim Bancorp
JOAC      Inc.                  4.25        7.11         2.95          4.16          0.15          2.96         68.77       67.66
          Home Building
HBBI      Bancorp               3.51        7.49         4.12          3.37          0.28          2.36         64.51       61.56
          CSB Financial
CSBF      Group Inc.            2.80        6.04         3.33          2.71          0.23          2.65         86.04       84.83
          Mid-Coast Bancorp
MCBN      Inc.                  4.29        8.34         4.38          3.96          0.34          2.95         68.50       65.82
NSLB      NS&L Bancorp Inc.     3.15        6.55         3.48          3.07          0.32          2.27         66.80       63.31
CKFB      CKF Bancorp Inc.      3.72        7.41         3.75          3.65          0.10          1.92         43.62       42.08
ALBC      Albion Banc Corp.     3.51        7.49         4.13          3.37          0.49          2.76         76.86       73.50
          Mississippi View
MIVI      Holding Co.           3.85        7.53         3.64          3.89          0.23          2.34         56.76       54.22
          AmTrust Capital
ATSB      Corp.                 2.85        7.03         4.30          2.73          0.47          2.74         85.66       83.20
          S. Carolina
SCCB      Community Bancshrs    4.03        7.54         3.60          3.94          0.27          2.56         60.70       58.02

Average                         3.60        7.25         3.77          3.49          0.29          2.55         67.82       65.42
Maximum                         4.29        8.34         4.38          4.16          0.49          2.96         86.04       84.83
Minimum                         2.80        6.04         2.95          2.71          0.10          1.92         43.62       42.08

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                      BALANCE SHEET GROWTH AS OF THE MOST RECENT QUARTER
----------------------------------------------------------------------------------------------
                                                                ASSET      LOAN      DEPOSIT
                                                               GROWTH     GROWTH      GROWTH
                                                                RATE       RATE        RATE
TICKER                        SHORT NAME                         (%)        (%)        (%)
------------------------------------------------------------  ---------  ---------  ----------
%CAL      California Federal Bank, a FSB                         338.62     354.00      400.67
%CCMD     Chevy Chase Bank, FSB                                   (0.65)      0.11       16.65
AABC      Access Anytime Bancorp, Inc.                            (1.35)     17.45        1.61
AADV      Advantage Bancorp Inc.                                  (3.79)     (3.00)     (10.75)
ABBK      Abington Bancorp Inc.                                    4.19       1.73        6.96
ABCL      Alliance Bancorp Inc.                                  386.35     315.42      468.08
ABCW      Anchor BanCorp Wisconsin                                 3.38       9.09        2.06
AFBC      Advance Financial Bancorp                               13.45       6.24       16.77
AFCB      Affiliated Community Bancorp                             8.83       8.84        7.75
AFED      AFSALA Bancorp Inc.                                      6.43         NA        8.56
AFFFZ     America First Financial Fund                            (4.71)      7.18       10.87
AHCI      Ambanc Holding Co. Inc.                                  4.82       0.41       17.97
AHM       Ahmanson & Company (H.F.)                               (9.66)    (10.80)      (4.31)
ALBC      Albion Banc Corp.                                       10.72       1.25       14.96
ALBK      ALBANK Financial Corporation                            (1.12)     (0.19)      (3.33)
AMFB      American Federal Bank FSB                               (3.48)      8.26        5.16
AMFC      AMB Financial Corp.                                     35.03       9.76       47.42
ANA       Acadiana Bancshares Inc.                                (4.07)      6.53       (3.73)
ANBK      American National Bancorp                               10.41      19.55        9.69
ANDB      Andover Bancorp Inc.                                     1.59       1.51       17.99
ASBI      Ameriana Bancorp                                         5.45       5.19        4.30
ASBP      ASB Financial Corp.                                     (8.62)     10.53       (0.38)
ASFC      Astoria Financial Corporation                           22.92      19.03       (1.67)
ATSB      AmTrust Capital Corp.                                   (6.58)     (2.97)      10.48
AVND      Avondale Financial Corp.                                26.78      72.24       36.32
BANC      BankAtlantic Bancorp Inc.                               25.72       5.84       (1.87)
BDJI      First Federal Bancorporation                            (7.34)     (0.04)      (9.95)
BFD       BostonFed Bancorp Inc.                                  58.71      44.56      108.22
BFFC      Big Foot Financial Corp.                                35.18       3.32      (21.21)
BFSB      Bedford Bancshares Inc.                                  5.88       3.14        6.47
BKC       American Bank of Connecticut                            21.59       1.25       37.33
BKCO      Bankers Corp.                                           13.32     (22.54)       3.23
BKCT      Bancorp Connecticut Inc.                                (5.41)     (0.13)      (8.18)
BKUNA     BankUnited Financial Corp.                              37.35      60.60       60.72
BNKU      Bank United Corp.                                       (2.06)      3.77        5.32
BPLS      Bank Plus Corp.                                         (4.28)     (7.91)       3.37
BSBC      Branford Savings Bank                                  (13.27)     (5.40)      (4.15)
BTHL      Bethel Bancorp                                           3.68      (5.87)      (7.28)
BVCC      Bay View Capital Corp.                                 (30.99)    (30.41)     (24.52)
BWFC      Bank West Financial Corp.                               10.71      13.11       12.37
BYFC      Broadway Financial Corp.                                 5.69      10.54        6.78
CAFI      Camco Financial Corp.                                    2.54       4.30        6.20
CAPS      Capital Savings Bancorp Inc.                             3.78       5.69       19.73
CASB      Cascade Financial Corp.                                  4.91      27.21       11.10
CASH      First Midwest Financial Inc.                             0.32       3.39        5.00
CATB      Catskill Financial Corp.                                (2.45)     (2.45)       5.95
CBCI      Calumet Bancorp Inc.                                   (12.28)     (8.56)     (12.66)
CBCO      CB Bancorp Inc.                                         53.09       1.67       67.31
CBES      CBES Bancorp Inc.                                       15.48      12.47       38.31
CBK       Citizens First Financial Corp.                          15.25      14.72       (4.63)
CBNH      Community Bankshares Inc.                               21.83      14.98       15.06
CBSA      Coastal Bancorp Inc.                                    (3.22)     (0.68)       1.50
CBSB      Charter Financial Inc.                                  15.54      25.13       25.86
CCFH      CCF Holding Company                                     (7.09)     38.45       32.51
CEBK      Central Co-operative Bank                               (1.99)     (2.27)      (2.18)
CENB      Century Bancorp Inc.                                     7.47      10.97        7.69
CENF      CENFED Financial Corp.                                  14.42      17.84        2.01
CFB       Commercial Federal Corporation                           1.96       3.51       (0.20)
CFCP      Coastal Financial Corp.                                 27.01       6.25       12.60
CFFC      Community Financial Corp.                               14.61      15.04       13.50
CFHC      California Financial Holding                            (6.68)      1.87        6.39
CFNC      Carolina Fincorp Inc.                                    5.64      17.09        8.29
CFSB      CFSB Bancorp Inc.                                        2.15       5.89        4.39
CFTP      Community Federal Bancorp                                0.05       6.27        2.41
CFX       CFX Corporation                                         51.03      13.55       22.93
CIBI      Community Investors Bancorp                              6.93      10.63        9.46
CKFB      CKF Bancorp Inc.                                         1.30       6.40        0.20
CLAS      Classic Bancshares Inc.                                (23.07)     12.13       (8.16)
CMRN      Cameron Financial Corp                                  12.12      20.97        1.78
CMSB      Commonwealth Bancorp Inc.                               21.90       7.40        1.65
CMSV      Community Savings, MHC                                  16.55       7.63       18.92
CNBA      Chester Bancorp Inc.                                    (9.20)     (9.33)      (4.85)
CNIT      CENIT Bancorp Inc.                                      (0.17)     18.74       (8.53)
CNSB      CNS Bancorp Inc.                                         2.56       2.04        2.10
CNY       Carver Bancorp Inc.                                     55.21     363.82        4.70
COFD      Collective Bancorp Inc.                                 (1.90)      0.85       (6.11)
COFI      Charter One Financial                                    3.91      18.20       (0.09)
CONE      Conestoga Bancorp, Inc.                                  4.86      (4.86)       5.85
COOP      Cooperative Bankshares Inc.                              8.44      17.97        2.95
COVB      CoVest Bancshares Inc.                                   8.42      10.88        4.68
CRZY      Crazy Woman Creek Bancorp                               (4.19)     14.04      (12.91)
CSA       Coast Savings Financial                                  4.23      12.09        8.61
CSBF      CSB Financial Group Inc.                                 3.95      (4.04)       4.52
CTZN      CitFed Bancorp Inc.                                      2.62      14.66       19.25
CVAL      Chester Valley Bancorp Inc.                             20.70       4.59       (0.42)
CZF       CitiSave Financial Corp                                 (1.83)     (1.93)      (1.06)
DCBI      Delphos Citizens Bancorp Inc.                            1.74      14.61       (0.36)
DFIN      Damen Financial Corp.                                  (13.37)      5.53       (8.15)
DIBK      Dime Financial Corp.                                    33.61      (7.46)      42.78
DIME      Dime Community Bancorp Inc.                              1.70      25.43        5.87
DME       Dime Bancorp Inc.                                       (8.59)      5.93       (0.21)
DNFC      D & N Financial Corp.                                   15.05       9.71       18.00
DSL       Downey Financial Corp.                                  22.03      21.08       30.80
EBCP      Eastern Bancorp                                         (0.09)     (3.29)       7.92
EBSI      Eagle Bancshares                                        14.97      18.04        2.61
EFBC      Empire Federal Bancorp Inc.                                NA         NA          NA
EFBI      Enterprise Federal Bancorp                              16.73      20.44       (0.08)
EGFC      Eagle Financial Corp.                                   14.81      11.82        6.16
EGLB      Eagle BancGroup Inc.                                    (4.95)     24.40       (5.10)
EIRE      Emerald Isle Bancorp Inc.                                2.44      19.64       12.66
EMLD      Emerald Financial Corp.                                 14.90      17.54       14.71
EQSB      Equitable Federal Savings Bank                          13.07       7.56       15.72
ESBK      Elmira Savings Bank (The)                               (0.40)      7.43       (4.57)
ESX       Essex Bancorp Inc.                                      13.00      17.91       18.22
ETFS      East Texas Financial Services                           (6.16)     11.99       (9.01)
FAB       FirstFed America Bancorp Inc.                            3.39      19.11       20.64
FBBC      First Bell Bancorp Inc.                                 32.20      15.66       10.96
FBCI      Fidelity Bancorp Inc.                                    1.57       6.57        3.59
FBCV      1ST Bancorp                                             17.39      (1.48)      34.88
FBER      1st Bergen Bancorp                                       8.45      (6.42)       9.00
FBHC      Fort Bend Holding Corp.                                 23.76      57.53       19.66
FBSI      First Bancshares Inc.                                    7.73      11.95        4.84
FCB       Falmouth Co-Operative Bank                               7.91      28.27       12.11
FCBF      FCB Financial Corp.                                     (1.12)      3.37        4.43
FCIT      First Citizens Financial Corp.                           3.85       4.59        4.13
FCME      First Coastal Corporation                                9.23       6.44        5.31
FDEF      First Defiance Financial                                 1.95       5.16       (4.46)
FED       FirstFed Financial Corp.                                (1.36)      3.09       15.60
FESX      First Essex Bancorp Inc.                                29.87       4.31        8.55
FFBA      First Colorado Bancorp Inc.                             (1.21)      9.26        6.56
FFBH      First Federal Bancshares of AR                          11.09       7.34        8.09
FFBI      First Financial Bancorp Inc.                            (5.83)     (7.40)      11.88
FFBS      FFBS BanCorp Inc.                                        4.88      13.26        4.98
FFBZ      First Federal Bancorp Inc.                               5.55       6.56        6.98
FFCH      First Financial Holdings Inc.                            4.99       9.17        1.20
FFDB      FirstFed Bancorp Incorporated                           (2.83)      4.81       (0.54)
FFDF      FFD Financial Corp.                                     (4.05)     13.06        1.61
FFED      Fidelity Federal Bancorp                               (15.20)     (2.83)      (5.16)
FFES      First Federal of East Hartford                           6.74       6.87       10.50
FFFC      FFVA Financial Corp.                                    11.95       4.35        9.44
FFFD      North Central Bancshares Inc.                            0.80       7.53        8.18
FFFG      F.F.O. Financial Group Inc.                              3.89       1.77       (1.75)
FFFL      Fidelity Bankshares Inc., MHC                           23.24      15.94       28.29
FFHC      First Financial Corp.                                    7.58      (1.18)       4.34
FFHH      FSF Financial Corp.                                      5.45      16.02       18.36
FFHS      First Franklin Corporation                               7.08       7.27        8.57
FFIC      Flushing Financial Corp.                                18.49      42.04        9.21
FFKY      First Federal Financial Corp.                            5.70       4.39       15.29
FFLC      FFLC Bancorp Inc.                                       13.97      28.12       12.39
FFOH      Fidelity Financial of Ohio                              10.53      16.54       11.60
FFPB      First Palm Beach Bancorp Inc.                           14.71       4.90       16.87
FFSL      First Independence Corp.                                 1.16       3.03       22.83
FFSW      FirstFederal Financial Svcs                              2.87      (1.80)      (5.50)
FFSX      First Fed SB of Siouxland, MHC                           4.83       2.77        0.05
FFWC      FFW Corp.                                                0.61       9.04        1.33
FFWD      Wood Bancorp Inc.                                        9.53      14.07        4.83
FFYF      FFY Financial Corp.                                     11.22       0.98      (11.22)
FGHC      First Georgia Holding Inc.                              (9.18)      7.03      (15.88)
FIBC      Financial Bancorp Inc.                                  15.58       3.61        5.26
FISB      First Indiana Corporation                               (4.08)      3.26       (6.76)
FKFS      First Keystone Financial                                 5.08       6.78        2.23
FKKY      Frankfort First Bancorp Inc.                            (4.87)     10.65       (7.69)
FLAG      FLAG Financial Corp.                                     0.21     (13.26)      10.14
FLFC      First Liberty Financial Corp.                           11.66       3.12        5.96
FLGS      Flagstar Bancorp Inc.                                   68.41      78.12       91.47
FLKY      First Lancaster Bancshares                              38.96      29.59        4.07
FMBD      First Mutual Bancorp Inc.                              111.91      25.71      265.84
FMCO      FMS Financial Corporation                                8.78       4.32       18.66
FMSB      First Mutual Savings Bank                                9.08      (1.13)      10.28
FNGB      First Northern Capital Corp.                             1.56      (1.78)       7.91
FOBC      Fed One Bancorp                                          5.05      30.37        5.70
FPRY      First Financial Bancorp                                 15.07      16.41       12.26
FRC       First Republic Bancorp                                   4.98       3.25        7.31
FSBI      Fidelity Bancorp Inc.                                    9.44       7.08        1.74
FSFC      First Southeast Financial Corp                          10.72      10.10        6.73
FSLA      First Savings Bank, MHC                                 15.24       8.74        5.86
FSNJ      First Savings Bk of NJ, MHC                            (43.80)      0.85       (1.68)
FSPG      First Home Bancorp Inc.                                  7.90       6.76        6.81
FSSB      First FS&LA of San Bernardino                           12.49     (10.05)      13.89
FSTC      First Citizens Corporation                               2.10      10.58       (2.45)
FTF       Texarkana First Financial Corp                          11.06       9.69       10.36
FTFC      First Federal Capital Corp.                              3.91       7.76       11.57
FTNB      Fulton Bancorp Inc.                                      0.01      (5.46)      (3.72)
FTSB      Fort Thomas Financial Corp.                             15.68      15.23       21.11
FWWB      First SB of Washington Bancorp                          12.71      20.62        5.23
GAF       GA Financial Inc.                                       22.90      (0.97)       5.14
GBCI      Glacier Bancorp Inc.                                     4.67       2.22        1.86
GDVS      Greater Delaware Valley SB,MHC                           4.11      10.36        0.61
GDW       Golden West Financial                                    8.47       7.90       15.28
GFCO      Glenway Financial Corp.                                  3.00       6.70       (2.16)
GFED      Guaranty Federal SB, MHC                                10.72       9.48       (1.92)
GFSB      GFS Bancorp Inc.                                         2.41       0.64       (0.88)
GLBK      Glendale Co-Operative Bank                              (0.22)     (0.88)      (1.02)
GLN       Glendale Federal Bank FSB                                7.02       5.24       18.49
GPT       GreenPoint Financial Corp.                              (1.93)     21.64       (7.75)
GRTR      Greater New York Savings Bank                            4.51      (1.97)       0.18
GSBC      Great Southern Bancorp Inc.                              5.78       9.72       87.91
GSFC      Green Street Financial Corp.                            (4.12)      2.44       (9.88)
GSLA      GS Financial Corp.                                     218.34       5.44      312.08
GTFN      Great Financial Corporation                             14.49       3.88        6.98
GTPS      Great American Bancorp                                  16.71      23.37       26.41
GUPB      GFSB Bancorp Inc.                                       25.12      21.60       10.63
GWBC      Gateway Bancorp Inc.                                    (3.81)     19.48       (6.81)
GWF       Great Western Financial                                  0.03       5.07       (5.99)
HALL      Hallmark Capital Corp.                                  12.58      27.47       13.53
HARB      Harbor Federal Savings Bk, MHC                          16.82       7.39       16.86
HARL      Harleysville Savings Bank                               10.27       3.65       14.76
HARS      Harris Savings Bank, MHC                                39.64       8.08        0.70
HAVN      Haven Bancorp Inc.                                      36.44      38.86        9.05
HBBI      Home Building Bancorp                                   20.11      (2.40)      27.10
HBEI      Home Bancorp of Elgin Inc.                               2.65       0.77        1.97
HBFW      Home Bancorp                                             3.22       6.58        2.47
HBNK      Highland Federal Bank FSB                               (7.77)     11.02      (37.35)
HBS       Haywood Bancshares Inc.                                 47.15       3.76       21.97
HCBB      HCB Bancshares Inc.                                        NA         NA          NA
HCFC      Home City Financial Corp.                                0.56      23.09        1.90
HEMT      HF Bancorp Inc.                                        (11.19)     12.34       (2.67)
HFFB      Harrodsburg First Fin Bancorp                            4.24       5.20        4.66
HFFC      HF Financial Corp.                                       6.19      (8.70)       4.39
HFGI      Harrington Financial Group                              (9.11)     26.38       (3.04)
HFNC      HFNC Financial Corp.                                   (26.04)     15.97        3.52
HFSA      Hardin Bancorp Inc.                                     26.14      17.23       13.76
HHFC      Harvest Home Financial Corp.                            (2.66)     11.13       (1.32)
HIFS      Hingham Instit. for Savings                              8.10      12.80       12.01
HMCI      HomeCorp Inc.                                            0.74       0.96       (1.50)
HMLK      Hemlock Federal Financial Corp                          49.42       0.35       (1.67)
HMNF      HMN Financial Inc.                                      (1.23)     (8.54)       1.82
HOMF      Home Federal Bancorp                                     8.13      11.54        6.90
HPBC      Home Port Bancorp Inc.                                  (1.53)     10.54      (23.30)
HRBF      Harbor Federal Bancorp Inc.                              1.25       7.59        8.99
HRZB      Horizon Financial Corp.                                  8.55     (11.09)       7.25
HTHR      Hawthorne Financial Corp.                               (4.35)     15.14       (5.40)
HVFD      Haverfield Corporation                                  (5.99)      0.55       (8.38)
HWEN      Home Financial Bancorp                                   4.23      39.51       (6.68)
HZFS      Horizon Financial Svcs Corp.                            23.36       5.44        7.17
IBSF      IBS Financial Corp.                                     (6.79)     16.17       (3.31)
IFSB      Independence Federal Savings                             3.23      10.79       (5.26)
IFSL      Indiana Federal Corporation                             (8.65)     (5.89)     (13.14)
INBI      Industrial Bancorp                                       8.86       8.19        2.98
INCB      Indiana Community Bank SB                                9.48      (5.47)      11.40
IPSW      Ipswich Savings Bank                                    16.53      13.87       25.76
ISBF      ISB Financial Corporation                                4.18      14.36        4.81
ITLA      ITLA Capital Corp.                                       0.03       1.86       (0.45)
IWBK      InterWest Bancorp Inc.                                  16.04      21.59        7.39
JOAC      Joachim Bancorp Inc.                                     6.22      (4.27)      12.65
JSBA      Jefferson Savings Bancorp                               51.86      38.64       55.28
JSBF      JSB Financial Inc.                                       3.93       8.48       (1.19)
JXSB      Jacksonville Savings Bank, MHC                          59.83      32.13       66.58
JXVL      Jacksonville Bancorp Inc.                                0.13       8.91        5.56
KFBI      Klamath First Bancorp                                    6.38      16.35       12.96
KNK       Kankakee Bancorp Inc.                                   (9.43)     (8.16)       1.35
KSAV      KS Bancorp Inc.                                         (0.34)     17.61       (1.63)
KSBK      KSB Bancorp Inc.                                        16.78       8.68      (15.58)
KYF       Kentucky First Bancorp Inc.                              4.78       9.98        0.40
LARK      Landmark Bancshares Inc.                                 3.28      17.01       19.15
LARL      Laurel Capital Group Inc.                               12.06      (2.69)       2.32
LFBI      Little Falls Bancorp Inc.                               (0.18)     16.77       (1.34)
LFED      Leeds Federal Savings Bk, MHC                            5.16      25.81        2.84
LIFB      Life Bancorp Inc.                                       (3.35)     10.63        3.49
LISB      Long Island Bancorp Inc.                                 3.82      15.33        0.66
LOGN      Logansport Financial Corp.                               8.39       0.66       13.89
LONF      London Financial Corporation                             6.69      15.67        7.14
LSBI      LSB Financial Corp.                                      7.41       5.46       32.43
LSBX      Lawrence Savings Bank                                    4.95       5.91       10.76
LVSB      Lakeview Financial                                       8.35         NA       13.52
LXMO      Lexington B&L Financial Corp.                          (12.34)     (6.41)       0.21
MAFB      MAF Bancorp Inc.                                         0.76       7.67        5.10
MARN      Marion Capital Holdings                                 (3.16)      1.62       (8.95)
MASB      MASSBANK Corp.                                           5.80       3.12        3.36
MBB       MSB Bancorp Inc.                                        (4.99)      5.52       (2.77)
MBBC      Monterey Bay Bancorp Inc.                               (3.18)      2.02       (1.08)
MBLF      MBLA Financial Corp.                                     1.69      14.13       27.48
MBSP      Mitchell Bancorp Inc.                                   (3.61)      9.07       (4.29)
MCBN      Mid-Coast Bancorp Inc.                                  13.45      19.25       (1.97)
MCBS      Mid Continent Bancshares Inc.                           17.60      13.46       15.32
MDBK      Medford Savings Bank                                     5.77       1.76        3.37
MECH      Mechanics Savings Bank                                  22.41      17.12       (9.81)
MERI      Meritrust Federal SB                                     3.53       9.07        2.04
METF      Metropolitan Financial Corp.                            19.75      17.10       23.69
MFBC      MFB Corp.                                               18.48      20.53        4.32
MFCX      Marshalltown Financial Corp.                             3.76       8.32        1.46
MFFC      Milton Federal Financial Corp.                           6.95      14.33       11.92
MFLR      Mayflower Co-operative Bank                             14.08       3.16        7.08
MFSL      Maryland Federal Bancorp                                (0.45)      1.44       (6.57)
MGNL      Magna Bancorp Inc.                                      12.26      (1.45)       4.54
MIFC      Mid-Iowa Financial Corp.                                22.23      14.58       34.55
MIVI      Mississippi View Holding Co.                            (3.26)      1.41       (2.83)
MLBC      ML Bancorp Inc.                                         18.08       9.34       18.97
MRKF      Market Financial Corporation                            92.84      29.88      (14.01)
MSBF      MSB Financial Inc.                                      54.64      19.96        0.56
MSBK      Mutual Savings Bank FSB                                 (1.29)     21.43       (2.73)
MWBI      Midwest Bancshares Inc.                                  7.57       6.79        9.91
MWBX      MetroWest Bank                                          24.76      34.30       15.74
MWFD      Midwest Federal Financial                                9.72       9.53       11.23
NASB      North American Savings Bank                            (26.77)    (25.88)       5.36
NBN       Northeast Bancorp                                       15.21      19.97       32.77
NBSI      North Bancshares Inc.                                    8.64       3.90       (8.08)
NEIB      Northeast Indiana Bancorp                                7.86      12.15       29.61
NHTB      New Hampshire Thrift Bncshrs                            73.61      71.39       94.29
NASB      NewMil Bancorp Inc.                                      6.61      13.19        7.67
NSBC      NewSouth Bancorp, Inc.                                 112.14      50.52      125.85
NSLB      NS&L Bancorp Inc.                                       (2.09)      4.80        2.31
NSSB      Norwich Financial Corp.                                 10.50       9.80       12.92
NSSY      Norwalk Savings Society                                 18.85      12.91       (1.50)
NTMG      Nutmeg Federal S&LA                                      1.49       2.87       (4.05)
NWEQ      Northwest Equity Corp.                                  (5.89)     (3.06)      (5.66)
NWSB      Northwest Savings Bank, MHC                             17.91      12.38       20.45
NYB       New York Bancorp Inc.                                    6.79       8.88        2.00
OCFC      Ocean Financial Corp.                                   25.76      11.42        4.68
OCWN      Ocwen Financial Corporation                             26.70      51.94       38.98
OFCP      Ottawa Financial Corp.                                   5.01       3.89        8.66
OHSL      OHSL Financial Corp.                                    26.23      13.35        9.81
PALM      Palfed, Inc.                                            (5.74)      6.21        8.38
PAMM      PacificAmerica Money Center                             (9.03)     48.64      (36.33)
PBCI      Pamrapo Bancorp Inc.                                     4.90      (4.20)       0.12
PBCT      People's Bank, MHC                                      (5.60)    (13.48)      16.54
PBIX      Patriot Bank Corp.                                      49.05      20.86       44.70
PBKB      People's Bancshares Inc.                                42.44     (16.04)      (9.41)
PBNB      People's Savings Financial Cp.                          (2.73)      5.47        2.00
PCBC      Perry County Financial Corp.                            (3.45)      8.25       (1.59)
PCCI      Pacific Crest Capital                                   50.86       8.99       28.66
PDB       Piedmont Bancorp Inc.                                  (21.00)      1.10        4.78
PEEK      Peekskill Financial Corp.                              (10.54)      5.74        6.45
PERM      Permanent Bancorp Inc.                                  (8.24)      0.13       (0.64)
PERT      Perpetual Bank, MHC                                     40.67      34.97       41.90
PETE      Primary Bank                                             7.78      11.91        4.09
PFDC      Peoples Bancorp                                          4.14       1.71        4.18
PFED      Park Bancorp Inc.                                       (0.48)     (2.99)      (1.62)
PFFB      PFF Bancorp Inc.                                         1.77       3.88        6.64
PFFC      Peoples Financial Corp.                                  1.99      18.09        2.94
PFNC      Progress Financial Corporation                          17.07      28.50        4.82
PFSB      PennFed Financial Services Inc                          12.76      28.02        5.66
PFSL      Pocahontas FS&LA, MHC                                    0.19       8.91       33.03
PHBK      Peoples Heritage Finl Group                              4.42       1.46       (3.75)
PHFC      Pittsburgh Home Financial Corp                          33.48      29.76        5.02
PKPS      Poughkeepsie Financial Corp.                             1.14       6.40        5.48
PLE       Pinnacle Bancshares Inc.                                 8.39      16.52        9.00
PLSK      Pulaski Savings Bank, MHC                               79.09         NA        3.73
PMFI      Perpetual Midwest Financial                              9.52      (3.79)       8.77
POBS      Portsmouth Bank Shares                                 (12.79)    (10.96)      (8.11)
PRBC      Prestige Bancorp Inc.                                   42.54      31.44       16.49
PROV      Provident Financial Holdings                            11.85      11.49       12.98
PSBK      Progressive Bank Inc.                                    1.14       1.42        0.35
PSFC      Peoples-Sidney Financial Corp.                           6.23       4.89        0.75
PSFI      PS Financial Inc.                                       (0.08)     (3.71)      (3.18)
PTRS      Potters Financial Corp.                                  9.63      29.27        2.82
PULB      Pulaski Bank, Savings Bk, MHC                            3.15       7.20        2.68
PULS      Pulse Bancorp                                            4.90      (9.95)       8.25
PVFC      PVF Capital Corp.                                        9.98      11.72       (6.62)
PVSA      Parkvale Financial Corporation                          11.55      31.60       12.22
PWBC      PennFirst Bancorp Inc.                                   4.29       5.84        4.37
PWBK      Pennwood Bancorp Inc.                                   10.47      15.91       16.01
QCBC      Quaker City Bancorp Inc.                                 8.57      (0.13)      18.63
QCFB      QCF Bancorp Inc.                                         7.39         NA        8.18
QCSB      Queens County Bancorp Inc.                               4.31       9.11       (0.52)
RARB      Raritan Bancorp Inc.                                    (0.27)     19.91       (0.85)
RCSB      RCSB Financial Inc.                                      1.80      (0.46)      (0.05)
REDF      RedFed Bancorp Inc.                                     11.86      21.16        3.96
RELI      Reliance Bancshares Inc.                                20.01      33.61        2.63
RELY      Reliance Bancorp Inc.                                   10.35      10.52        9.59
RFED      Roosevelt Financial Group                              (14.78)     (1.03)      (3.02)
RIVR      River Valley Bancorp                                   (19.83)     (0.94)     (22.27)
ROSE      TR Financial Corp.                                      17.76      12.30       10.22
RSLN      Roslyn Bancorp Inc.                                    (84.97)     96.33      (47.40)
RVSB      Riverview Savings Bank, MHC                             (0.16)     10.37        4.01
SBCN      Suburban Bancorporation Inc.                             5.84       9.92       13.90
SBFL      SB of the Finger Lakes, MHC                             24.73      14.70       12.22
SBOS      Boston Bancorp (The)                                   (36.27)    (23.33)       3.59
SCBS      Southern Community Bancshares                          (11.34)      0.97      (11.58)
SCCB      S. Carolina Community Bancshrs                           4.29       3.05        6.45
SECP      Security Capital Corporation                            (1.20)      3.71        5.36
SFED      SFS Bancorp Inc.                                         9.59       0.35       10.69
SFFC      StateFed Financial Corporation                          11.95      (2.25)      20.29
SFIN      Statewide Financial Corp.                               26.00       2.67        1.42
SFNB      Security First Network Bank                           (107.40)   (308.28)    (145.86)
SFSB      SuburbFed Financial Corp.                                3.67      12.85       21.18
SFSL      Security First Corp.                                     6.71      12.32       (0.86)
SGVB      SGV Bancorp Inc.                                        32.40       4.88       53.93
SHEN      First Shenango Bancorp Inc.                             (4.80)     (2.92)       2.52
SISB      SIS Bancorp Inc.                                        16.35       4.18       15.41
SJSB      SJS Bancorp                                              6.34       6.13        8.71
SKAN      Skaneateles Bancorp Inc.                                (1.25)      1.12        0.72
SKBO      First Carnegie Deposit, MHC                                NA         NA          NA
SMBC      Southern Missouri Bancorp Inc.                          15.12      12.75       18.77
SMFC      Sho-Me Financial Corp.                                   8.72      15.20       20.62
SOBI      Sobieski Bancorp Inc.                                    0.52      16.92        0.07
SOPN      First Savings Bancorp Inc.                               7.87       5.41       11.46
SOSA      Somerset Savings Bank                                    3.72      (0.26)       3.78
SPBC      St. Paul Bancorp Inc.                                   11.72      19.33        6.97
SRN       Southern Banc Company Inc.                              (1.01)        NA       (2.00)
SSB       Scotland Bancorp Inc                                     5.04      10.83        6.78
SSFC      South Street Financial Corp.                            17.97      (0.88)       0.89
SSM       Stone Street Bancorp Inc.                               (1.19)     10.06       (1.72)
STFR      St. Francis Capital Corp.                               48.15      37.00       55.55
STND      Standard Financial Inc.                                 13.91       7.19       13.61
STSA      Sterling Financial Corp.                                 5.43      14.39       14.77
SVRN      Sovereign Bancorp Inc.                                  36.19      26.10       54.16
SWBI      Southwest Bancshares                                   (11.31)      7.51       (3.34)
SWCB      Sandwich Co-operative Bank                               9.20      18.89       (3.52)
SZB       SouthFirst Bancshares Inc.                              (0.86)      4.35       (5.43)
TBK       Tolland Bank                                             8.66      (0.92)       6.08
THR       Three Rivers Financial Corp.                             8.49       7.37       (2.48)
THRD      TF Financial Corporation                                (2.15)     10.92       (6.97)
TPNZ      Tappan Zee Financial Inc.                               17.53      (6.57)      19.93
TRIC      Tri-County Bancorp Inc.                                  0.41       0.77        3.11
TSBS      Trenton SB, MHC                                         16.86       0.39       (5.22)
TSH       Teche Holding Co.                                        4.78       4.34       12.46
TWIN      Twin City Bancorp                                       (2.95)     (6.86)      (0.97)
UBMT      United Financial Corp.                                  14.97       4.96       (8.47)
UFRM      United Federal Savings Bank                             14.39      17.64        9.82
VABF      Virginia Beach Fed. Financial                            0.81       7.66      (11.31)
VFFC      Virginia First Financial Corp.                           4.34       6.36       10.44
WAMU      Washington Mutual Inc.                                  13.46      24.81        3.63
WAYN      Wayne Savings & Loan Co. MHC                            (1.27)      0.86       (0.88)
WBST      Webster Financial Corporation                          170.11     138.84      123.82
WCBI      Westco Bancorp                                          (1.38)      5.23       (1.35)
WCFB      Webster City Federal SB, MHC                            (2.78)     (8.36)      (7.07)
WEFC      Wells Financial Corp.                                    1.11       1.85       (1.13)
WEHO      Westwood Homestead Fin. Corp.                           33.36      47.02       (0.02)
WES       Westcorp                                                 8.48      21.99        7.48
WFCO      Winton Financial Corp.                                  20.41      23.56       14.67
WFSG      Wilshire Financial Services                            182.66     331.67      (30.80)
WFSL      Washington Federal Inc.                                 (5.47)      0.77        8.38
WHGB      WHG Bancshares Corp.                                    10.83       0.87       (0.07)
WOFC      Western Ohio Financial Corp.                             7.43      12.60        8.97
WRNB      Warren Bancorp Inc.                                      2.58      (2.71)       2.39
WSB       Washington Savings Bank, FSB                             2.48       6.04        5.09
WSFS      WSFS Financial Corporation                              35.50      13.10        6.97
WSTR      WesterFed Financial Corp.                              261.75     253.22      338.02
WVFC      WVS Financial Corporation                                5.76       2.66        0.12
WWFC      Westwood Financial Corporation                          10.98       1.93       12.20
WYNE      Wayne Bancorp Inc.                                       2.22      20.99        4.37
YFCB      Yonkers Financial Corporation                           34.00      14.93        7.34
YFED      York Financial Corp.                                    (0.92)     (6.39)      14.77

Average                                                           11.94      13.04       11.61

Comparable
  Thrift
  Data
JOAC      Joachim Bancorp Inc.                                     6.22      (4.27)      12.65
HBBI      Home Building Bancorp                                   20.11      (2.40)      27.10
CSBF      CSB Financial Group Inc.                                 3.95      (4.04)       4.52
MCBN      Mid-Coast Bancorp Inc.                                  13.45      19.25       (1.97)
NSLB      NS&L Bancorp Inc.                                       (2.09)      4.80        2.31
CKFB      CKF Bancorp Inc.                                         1.30       6.40        0.20
ALBC      Albion Banc Corp.                                       10.72       1.25       14.96
MIVI      Mississippi View Holding Co.                            (3.26)      1.41       (2.83)
ATSB      AmTrust Capital Corp.                                   (6.58)     (2.97)      10.48
SCCB      S. Carolina Community Bancshrs                           4.29       3.05        6.45

Average                                                            4.81       2.25        7.39
Maximum                                                           20.11      19.25       27.10
Minimum                                                           (6.58)     (4.27)      (2.83)

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                      MRQ        MRQ       MRQ    MRQ   MRQ PUBLICLY   MRQ TANGIBLE
                                                     MARKET     PRICE     PRICE  PRICE    REPORTED     PUBLICLY REP
                                                     VALUE    PER SHARE   HIGH    LOW    BOOK VALUE     BOOK VALUE
TICKER                   SHORT NAME                   ($)        ($)       ($)    ($)       ($)            ($)
--------------------------------------------------  --------  ---------   -----  -----  ------------   ------------
%CAL...... California Federal Bank, a FSB                 NA       NA        NA     NA        NA             NA
%CCMD..... Chevy Chase Bank, FSB                          NA       NA        NA     NA        NA             NA
AABC...... Access Anytime Bancorp, Inc.                 6.86     6.13      6.25   5.25      6.34           6.34
AADV...... Advantage Bancorp Inc.                     124.42    40.25     41.25  31.75     27.93          25.87
ABBK...... Abington Bancorp Inc.                       46.87    21.00     22.75  19.00     17.86          15.99
ABCL...... Alliance Bancorp Inc.                      158.54    29.00     31.25  24.75     22.93          22.63
ABCW...... Anchor BanCorp Wisconsin                   198.14    44.25     47.00  35.50     25.73          25.22
AFBC...... Advance Financial Bancorp                   15.12    14.00     14.50  12.75     14.75          14.75
AFCB...... Affiliated Community Bancorp               158.38    19.00     21.90  17.30     16.23          16.13
AFED...... AFSALA Bancorp Inc.                         20.18    13.50     14.25  12.00     15.66          15.62
AFFFZ..... America First Financial Fund               228.40    31.13     34.50  28.75     28.43          28.03
AHCI...... Ambanc Holding Co. Inc.                     64.78    13.38     14.38  11.38     13.85          13.85
AHM....... Ahmanson & Company (H.F.)                4,463.93    36.38     44.88  32.00     19.05          16.08
ALBC...... Albion Banc Corp.                            6.05    18.50     19.00  16.50     23.62          23.62
ALBK...... ALBANK Financial Corporation               472.27    36.38     37.50  30.50     25.10          21.77
AMFB...... American Federal Bank FSB                  343.94    27.00     29.75  18.88     10.64           9.92
AMFC...... AMB Financial Corp.                         13.73    13.81     14.25  12.75     14.29          14.29
ANA....... Acadiana Bancshares Inc.                    53.94    18.75     19.25  14.88     16.70          16.70
ANBK...... American National Bancorp                   54.20    14.38     14.75  12.63     13.08          13.08
ANDB...... Andover Bancorp Inc.                       151.88    26.63     29.50  25.00     18.96          18.96
ASBI...... Ameriana Bancorp                            50.22    15.50     16.38  15.50     13.38          13.37
ASBP...... ASB Financial Corp.                         21.09    11.50     13.00  11.50     10.62          10.62
ASFC...... Astoria Financial Corporation              898.84    36.00     43.13  36.00     27.51          22.89
ATSB...... AmTrust Capital Corp.                        6.71    12.13     12.25  10.00     13.72          13.57
AVND...... Avondale Financial Corp.                    46.71    17.00     18.50  16.00     14.88          14.88
BANC...... BankAtlantic Bancorp Inc.                  325.56    12.63     13.70  10.40      8.23           6.70
BDJI...... First Federal Bancorporation                13.31    18.50     19.25  17.50     17.18          17.18
BFD....... BostonFed Bancorp Inc.                     100.99    15.13     17.13  14.38     15.02          14.50
BFFC...... Big Foot Financial Corp.                    39.26    13.75     14.25  12.31     14.28          14.28
BFSB...... Bedford Bancshares Inc.                     23.06    19.25     20.00  17.50     17.43          17.43
BKC....... American Bank of Connecticut                81.43    31.00     32.88  27.38     20.39          19.49
BKCO...... Bankers Corp.                              315.99    24.88     25.50  20.38     15.98          15.72
BKCT...... Bancorp Connecticut Inc.                    65.82    23.25     24.13  21.50     16.81          16.81
BKUNA..... BankUnited Financial Corp.                  82.44    10.50     11.25   9.25      7.33           5.89
BNKU...... Bank United Corp.                        1,109.80    29.50     33.00  24.25     18.01          17.61
BPLS...... Bank Plus Corp.                            191.60    10.38     13.75  10.38      8.88           8.86
BSBC...... Branford Savings Bank                       27.06     3.81      4.25   3.73      2.58           2.58
BTHL...... Bethel Bancorp                              15.15    13.25     13.25  11.00     13.71          11.51
BVCC...... Bay View Capital Corp.                     329.12    25.50     28.63  20.63     14.82          14.09
BWFC...... Bank West Financial Corp.                   23.63    11.50     12.13  10.50     12.62          12.62
BYFC...... Broadway Financial Corp.                     9.60    10.75     11.25   9.25     14.27          14.27
CAFI...... Camco Financial Corp.                       56.64    18.00     18.75  14.75     14.96          13.76
CAPS...... Capital Savings Bancorp Inc.                32.63    13.75     14.75  12.75     10.89          10.89
CASB...... Cascade Financial Corp.                     39.03    17.00     17.50  15.50     10.59          10.59
CASH...... First Midwest Financial Inc.                45.24    17.38     17.50  15.25     15.18          13.43
CATB...... Catskill Financial Corp.                    79.91    16.38     16.50  13.75     14.70          14.70
CBCI...... Calumet Bancorp Inc.                        80.34    35.63     37.00  32.50     35.23          35.23
CBCO...... CB Bancorp Inc.                             39.52    23.75     25.50  20.00     17.21          17.21
CBES...... CBES Bancorp Inc.                           17.30    16.81     17.50  14.00     17.08          17.08
CBK....... Citizens First Financial Corp.              43.38    15.25     15.75  13.88     15.91          15.91
CBNH...... Community Bankshares Inc.                   92.75    33.00     33.88  20.25     16.80          16.80
CBSA...... Coastal Bancorp Inc.                       137.88    25.75     28.25  22.38     19.35          16.34
CBSB...... Charter Financial Inc.                      71.74    16.75     17.25  12.50     13.22          11.60
CCFH...... CCF Holding Company                         12.98    16.25     16.38  14.75     14.38          14.38
CEBK...... Central Co-operative Bank                   34.14    17.50     18.50  14.75     16.94          15.03
CENB...... Century Bancorp Inc.                        28.11    69.50     71.00  62.00     73.45          73.45
CENF...... CENFED Financial Corp.                     179.30    30.23     31.82  25.91     20.05          20.01
CFB....... Commercial Federal Corporation             772.46    33.75     39.00  31.13     18.99          16.90
CFCP...... Coastal Financial Corp.                    106.06    16.50     19.13  14.44      6.37           6.37
CFFC...... Community Financial Corp.                   28.63    20.75     22.50  20.50     18.04          18.04
CFHC...... California Financial Holding               140.59    29.00     29.25  28.75     19.22          19.14
CFNC...... Carolina Fincorp Inc.                       26.85    14.50     15.25  13.31     13.91          13.91
CFSB...... CFSB Bancorp Inc.                          122.07    19.32     20.00  17.27     12.32          12.32
CFTP...... Community Federal Bancorp                   74.94    17.88     20.00  16.75     16.13          16.13
CFX....... CFX Corporation                            238.16    16.88     18.50  15.13     10.25           9.55
CIBI...... Community Investors Bancorp                 12.18    17.25     18.25  15.50     17.73          17.73
CKFB...... CKF Bancorp Inc.                            17.85    18.00     20.25  17.50     16.59          16.59
CLAS...... Classic Bancshares Inc.                     19.18    11.63     12.13  11.25     14.48          12.17
CMRN...... Cameron Financial Corp                      44.40    16.00     17.00  15.50     16.92          16.92
CMSB...... Commonwealth Bancorp Inc.                  264.96    15.13     16.00  14.63     12.50           9.60
CMSV...... Community Savings, MHC                     107.02    19.63     20.50  18.50     15.57          15.57
CNBA...... Chester Bancorp Inc.                        33.28    14.50     15.38  13.13     14.50          14.50
CNIT...... CENIT Bancorp Inc.                          73.85    43.75     46.00  40.00     30.58          27.97
CNSB...... CNS Bancorp Inc.                            26.45    15.75     17.50  15.00     14.73          14.73
CNY....... Carver Bancorp Inc.                         24.30     9.63     10.38   8.38     14.76          14.13
COFD...... Collective Bancorp Inc.                    911.16    38.63     42.63  34.00     18.89          17.09
COFI...... Charter One Financial                    2,259.01    43.88     49.50  41.13     20.53          19.10
CONE...... Conestoga Bancorp, Inc.                        NA    20.63     20.78  20.13     17.58          17.58
COOP...... Cooperative Bankshares Inc.                 31.33    21.00     21.50  20.00     17.49          17.49
COVB...... CoVest Bancshares Inc.                      54.32    17.75     18.25  16.75     16.36          15.59
CRZY...... Crazy Woman Creek Bancorp                   13.19    13.75     14.25  11.88     14.42          14.42
CSA....... Coast Savings Financial                    850.61    39.63     48.75  35.88     23.45          23.13
CSBF...... CSB Financial Group Inc.                    11.77    11.38     11.38  10.00     12.78          12.05
CTZN...... CitFed Bancorp Inc.                        320.84    35.13     37.25  31.50     21.59          19.23
CVAL...... Chester Valley Bancorp Inc.                 40.56    17.25     17.50  14.80     12.72          12.72
CZF....... CitiSave Financial Corp                     19.24    19.50     19.63  13.63     12.95          12.95
DCBI...... Delphos Citizens Bancorp Inc.               28.93    13.25     14.50  12.00     14.89          14.89
DFIN...... Damen Financial Corp.                       46.27    14.38     14.75  12.63     14.12          14.12
DIBK...... Dime Financial Corp.                       121.34    18.00     21.25  17.25     12.41          11.96
DIME...... Dime Community Bancorp Inc.                234.63    18.75     19.63  14.50     14.53          12.47
DME....... Dime Bancorp Inc.                        1,828.88    15.38     17.88  14.63     10.01           9.92
DNFC...... D & N Financial Corp.                      149.68    18.13     18.50  16.38     10.56          10.44
DSL....... Downey Financial Corp.                     581.46    19.29     22.50  18.10     14.98          14.76
EBCP...... Eastern Bancorp                             96.46    24.75     26.00  22.75     17.86          16.95
EBSI...... Eagle Bancshares                            73.97    15.50     16.00  13.63     12.74          12.74
EFBC...... Empire Federal Bancorp Inc.                 34.83    12.75     14.44  12.75     15.35          15.35
EFBI...... Enterprise Federal Bancorp                  37.70    15.88     16.50  14.13     15.74          15.72
EGFC...... Eagle Financial Corp.                      136.26    28.25     30.75  28.25     22.91          17.25
EGLB...... Eagle BancGroup Inc.                        19.65    15.75     16.25  14.50     16.28          16.28
EIRE...... Emerald Isle Bancorp Inc.                   40.80    18.63     20.50  15.45     12.83          12.83
EMLD...... Emerald Financial Corp.                     70.86    11.50     12.25  10.63      8.73           8.58
EQSB...... Equitable Federal Savings Bank              21.83    33.25     34.50  28.50     24.91          24.91
ESBK...... Elmira Savings Bank (The)                   14.66    21.00     21.00  16.75     20.20          19.34
ESX....... Essex Bancorp Inc.                           1.19     1.63      2.19   1.00      0.12          (0.08)
ETFS...... East Texas Financial Services               17.69    17.75     18.75  16.88     19.69          19.69
FAB....... FirstFed America Bancorp Inc.              128.98    13.63     15.25  13.63     14.03          14.03
FBBC...... First Bell Bancorp Inc.                     99.92    16.00     16.38  13.25     10.63          10.63
FBCI...... Fidelity Bancorp Inc.                       52.35    20.00     20.88  16.88     17.74          17.69
FBCV...... 1ST Bancorp                                 21.45    31.00     32.00  28.50     31.19          30.50
FBER...... 1st Bergen Bancorp                          41.08    14.00     15.13  11.38     13.76          13.76
FBHC...... Fort Bend Holding Corp.                     21.79    24.75     24.75  22.00     22.41          20.77
FBSI...... First Bancshares Inc.                       23.00    19.50     20.75  16.50     19.80          19.77
FCB....... Falmouth Co-Operative Bank                  23.09    14.25     15.63  13.13     15.17          15.17
FCBF...... FCB Financial Corp.                         60.98    18.50     19.50  17.25     19.11          19.11
FCIT...... First Citizens Financial Corp.              85.37    26.19     28.63  18.25     14.39          14.39
FCME...... First Coastal Corporation                   12.48     9.25     10.13   7.25      9.89           9.89
FDEF...... First Defiance Financial                   131.93    13.75     14.06  11.81     12.41          12.41
FED....... FirstFed Financial Corp.                   314.17    23.50     28.00  21.50     18.48          18.24
FESX...... First Essex Bancorp Inc.                   122.55    14.75     16.75  13.38     11.20           9.65
FFBA...... First Colorado Bancorp Inc.                293.97    16.75     18.88  16.50     11.60          11.44
FFBH...... First Federal Bancshares of AR              94.86    18.50     20.38  15.88     16.79          16.79
FFBI...... First Financial Bancorp Inc.                 6.65    16.50     16.50  15.50     17.50          17.50
FFBS...... FFBS BanCorp Inc.                           35.82    22.25     23.13  22.00     17.01          17.01
FFBZ...... First Federal Bancorp Inc.                  27.51    18.50     18.50  16.00      8.38           8.37
FFCH...... First Financial Holdings Inc.              183.56    24.50     28.25  22.25     15.57          15.57
FFDB...... FirstFed Bancorp Incorporated               22.37    12.50     13.25  12.50     14.33          13.09
FFDF...... FFD Financial Corp.                         19.46    14.00     14.00  13.00     14.51          14.51
FFED...... Fidelity Federal Bancorp                    22.39     9.00     10.00   8.75      5.17           5.17
FFES...... First Federal of East Hartford              70.48    25.50     28.50  22.88     23.00          23.00
FFFC...... FFVA Financial Corp.                       116.40    21.00     25.00  20.00     16.99          16.61
FFFD...... North Central Bancshares Inc.               51.66    15.88     16.63  13.38     14.59          14.59
FFFG...... F.F.O. Financial Group Inc.                 36.95     4.06      4.25   3.38      2.46           2.46
FFFL...... Fidelity Bankshares Inc., MHC              126.86    20.00     20.00  17.56     12.08          11.98
FFHC...... First Financial Corp.                    1,017.79    26.13     28.25  23.50     11.14          10.81
FFHH...... FSF Financial Corp.                         50.91    17.25     18.25  14.75     15.87          15.87
FFHS...... First Franklin Corporation                  24.16    18.50     18.75  16.00     16.93          16.81
FFIC...... Flushing Financial Corp.                   152.65    17.88     19.94  17.38     16.06          16.06
FFKY...... First Federal Financial Corp.               79.05    20.00     21.00  17.75     12.16          11.42
FFLC...... FFLC Bancorp Inc.                           62.55    25.00     27.50  20.50     22.16          22.16
FFOH...... Fidelity Financial of Ohio                  83.21    13.00     13.75  11.50     12.03          10.57
FFPB...... First Palm Beach Bancorp Inc.              148.40    27.75     30.00  23.25     21.04          20.50
FFSL...... First Independence Corp.                    11.22    12.00     12.25  10.25     11.41          11.41
FFSW...... FirstFederal Financial Svcs                160.60    28.90     31.40  28.90     12.82          10.83
FFSX...... First Fed SB of Siouxland, MHC              65.02    22.33     22.33  18.83     13.32          13.20
FFWC...... FFW Corp.                                   18.12    26.75     26.75  21.50     22.75          22.75
FFWD...... Wood Bancorp Inc.                           25.37    16.25     17.25  15.75     13.91          13.91
FFYF...... FFY Financial Corp.                        109.81    25.50     25.63  25.00     19.50          19.50
FGHC...... First Georgia Holding Inc.                  22.89     7.63      7.63   5.33      4.08           3.72
FIBC...... Financial Bancorp Inc.                      30.06    16.63     18.50  15.00     14.99          14.91
FISB...... First Indiana Corporation                  224.55    18.38     24.30  18.38     13.51          13.34
FKFS...... First Keystone Financial                    27.63    21.75     22.50  19.00     18.12          18.12
FKKY...... Frankfort First Bancorp Inc.                40.62    10.63     11.38   9.75      9.93           9.93
FLAG...... FLAG Financial Corp.                        26.74    12.50     12.88  10.25     10.25          10.25
FLFC...... First Liberty Financial Corp.              164.15    21.25     22.50  18.25     11.87          10.62
FLGS...... Flagstar Bancorp Inc.                      222.14       NA        NA     NA        NA             NA
FLKY...... First Lancaster Bancshares                  14.38    15.50     16.00  14.50     14.44          14.44
FMBD...... First Mutual Bancorp Inc.                   53.04    15.13     16.00  14.75     16.60          12.77
FMCO...... FMS Financial Corporation                   56.08    19.50     20.75  18.38     14.59          14.29
FMSB...... First Mutual Savings Bank                   46.55    17.61     18.64  15.91     10.55          10.55
FNGB...... First Northern Capital Corp.                89.49    19.00     19.75  16.25     16.09          16.09
FOBC...... Fed One Bancorp                             48.53    18.00     19.50  15.75     17.07          16.26
FPRY...... First Financial Bancorp                        NA    20.75     21.13  20.25     17.07          17.07
FRC....... First Republic Bancorp                     204.84    22.25     24.63  16.88     16.19          16.18
FSBI...... Fidelity Bancorp Inc.                       30.85    20.11     21.71  16.82     14.82          14.82
FSFC...... First Southeast Financial Corp              46.08    10.13     11.50   9.38      7.80           7.80
FSLA...... First Savings Bank, MHC                    183.00    21.00     23.50  18.25     13.00          11.52
FSNJ...... First Savings Bk of NJ, MHC                186.62    23.00     23.00  15.25     16.18          16.18
FSPG...... First Home Bancorp Inc.                     52.14    17.88     19.00  13.88     12.36          12.14
FSSB...... First FS&LA of San Bernardino                2.98     9.75     10.50   9.00     13.68          13.18
FSTC...... First Citizens Corporation                  40.03    25.25     26.75  22.63     15.18          11.94
FTF....... Texarkana First Financial Corp              32.38    16.50     17.13  14.88     14.70          14.70
FTFC...... First Federal Capital Corp.                184.04    28.00     29.50  23.75     15.97          14.97
FTNB...... Fulton Bancorp Inc.                         33.96    17.88     18.50  14.75     14.47          14.47
FTSB...... Fort Thomas Financial Corp.                 14.86    11.25     14.31  10.75     10.19          10.19
FWWB...... First SB of Washington Bancorp             232.52    18.38     19.00  16.56     15.11          13.88
GAF....... GA Financial Inc.                          133.75    14.88     17.25  14.88     14.94          14.94
GBCI...... Glacier Bancorp Inc.                       108.81    16.33     16.50  15.50      7.77           7.55
GDVS...... Greater Delaware Valley SB,MHC              40.91    13.00     14.00  10.13      8.37           8.37
GDW....... Golden West Financial                    3,990.99    62.75     74.25  61.75     42.19          42.19
GFCO...... Glenway Financial Corp.                     26.31    22.63     23.50  19.00     23.06          22.70
GFED...... Guaranty Federal SB, MHC                    55.47    12.88     13.00  11.50      8.68           8.68
GFSB...... GFS Bancorp Inc.                            13.71    11.50     11.50  10.13     10.33          10.33
GLBK...... Glendale Co-Operative Bank                   6.61    20.00     21.00  17.00     24.46          24.46
GLN....... Glendale Federal Bank FSB                1,339.39    23.00     28.00  22.63     15.31          14.24
GPT....... GreenPoint Financial Corp.               2,930.50    51.50     63.38  45.63     34.57          19.81
GRTR...... Greater New York Savings Bank              268.42    17.25     17.88  13.38     11.48          11.48
GSBC...... Great Southern Bancorp Inc.                136.18    17.38     18.00  17.00      7.35           7.35
GSFC...... Green Street Financial Corp.                76.29    17.38     18.88  15.50     14.64          14.64
GSLA...... GS Financial Corp.                          50.93       NA        NA     NA        NA             NA
GTFN...... Great Financial Corporation                468.61    30.88     34.75  29.13     19.83          18.97
GTPS...... Great American Bancorp                      27.94    16.50     16.50  14.56     18.36          18.36
GUPB...... GFSB Bancorp Inc.                           14.88    17.50     17.50  15.75     16.88          16.88
GWBC...... Gateway Bancorp Inc.                        17.88    15.25     15.25  14.25     15.96          15.96
GWF....... Great Western Financial                  6,981.62    40.50     48.63  28.75     17.55          15.54
HALL...... Hallmark Capital Corp.                      29.22    18.00     19.38  17.00     19.82          19.82
HARB...... Harbor Federal Savings Bk, MHC             187.92    36.63     38.50  33.50     18.30          17.61
HARL...... Harleysville Savings Bank                   36.33    20.50     23.00  15.20     12.82          12.82
HARS...... Harris Savings Bank, MHC                   233.55    19.50     22.63  18.25     13.71          11.83
HAVN...... Haven Bancorp Inc.                         147.31    32.13     36.00  27.88     23.13          23.04
HBBI...... Home Building Bancorp                        6.54    21.00     21.00  18.50     19.88          19.88
HBEI...... Home Bancorp of Elgin Inc.                 111.27    15.00     15.50  13.00     14.39          14.39
HBFW...... Home Bancorp                                54.43    20.38     20.88  19.00     17.43          17.43
HBNK...... Highland Federal Bank FSB                   49.78    23.25     24.00  17.50     15.70          15.70
HBS....... Haywood Bancshares Inc.                     20.66    16.63     18.25  16.63     16.52          15.91
HCBB...... HCB Bancshares Inc.                         34.39       NA        NA     NA        NA             NA
HCFC...... Home City Financial Corp.                   12.85    13.50     14.25  12.00     16.05          16.05
HEMT...... HF Bancorp Inc.                             84.81    12.75     14.00  11.00     12.87          10.53
HFFB...... Harrodsburg First Fin Bancorp               30.88    15.88     18.25  15.50     15.27          15.27
HFFC...... HF Financial Corp.                          57.55    19.56     20.50  16.75     16.51          16.47
HFGI...... Harrington Financial Group                  37.45    11.00     11.00   9.75      7.57           7.57
HFNC...... HFNC Financial Corp.                       298.72    18.25     22.06  16.75      9.23           9.23
HFSA...... Hardin Bancorp Inc.                         12.57    15.50     15.50  12.25     15.37          15.37
HHFC...... Harvest Home Financial Corp.                 9.61    11.50     13.00   9.25     11.11          11.11
HIFS...... Hingham Instit. for Savings                 24.77    18.50     19.25  18.25     15.09          15.09
HMCI...... HomeCorp Inc.                               24.13    14.17     15.17  12.67     12.52          12.52
HMLK...... Hemlock Federal Financial Corp              26.99       NA        NA     NA        NA             NA
HMNF...... HMN Financial Inc.                          90.03    20.05     23.75  18.00     18.71          18.71
HOMF...... Home Federal Bancorp                        92.39    27.38     28.00  24.25     16.54          16.00
HPBC...... Home Port Bancorp Inc.                      37.30    17.13     19.25  16.13     11.11          11.11
HRBF...... Harbor Federal Bancorp Inc.                 31.58    16.25     18.25  15.38     16.09          16.09
HRZB...... Horizon Financial Corp.                    114.68    13.48     14.57  11.52     10.61          10.61
HTHR...... Hawthorne Financial Corp.                   28.92    10.25     11.75   7.75     12.37          12.37
HVFD...... Haverfield Corporation                      49.57    22.75     23.00  17.75     15.04          15.04
HWEN...... Home Financial Bancorp                       7.65    15.00     15.50  12.75     15.12          15.12
HZFS...... Horizon Financial Svcs Corp.                 8.19    17.50     17.75  15.00     19.33          19.33
IBSF...... IBS Financial Corp.                        177.57    14.78     15.76  13.26     11.45          11.45
IFSB...... Independence Federal Savings                11.52     7.50      9.75   7.50     13.39          11.74
IFSL...... Indiana Federal Corporation                128.07    26.13     27.25  22.44     15.03          14.12
INBI...... Industrial Bancorp                          67.97    12.63     13.00  12.50     11.41          11.41
INCB...... Indiana Community Bank SB                   14.98    16.50     19.00  15.75     12.27          12.27
IPSW...... Ipswich Savings Bank                        19.45    14.75     16.38  11.88      8.59           8.59
ISBF...... ISB Financial Corporation                  160.45    24.50     26.13  17.63     17.45          14.80
ITLA...... ITLA Capital Corp.                         117.44    14.88     17.25  14.00     11.77          11.72
IWBK...... InterWest Bancorp Inc.                     280.65    32.25     36.25  31.75     14.81          14.47
JOAC...... Joachim Bancorp Inc.                        11.22    14.00     14.63  14.00     13.59          13.59
JSBA...... Jefferson Savings Bancorp                  144.17    28.50     30.50  25.25     23.22          17.69
JSBF...... JSB Financial Inc.                         442.76    42.50     43.00  36.00     34.52          34.52
JXSB...... Jacksonville Savings Bank, MHC              22.26    18.00     18.00  13.75     13.26          13.26
JXVL...... Jacksonville Bancorp Inc.                   38.12    14.88     15.75  14.00     13.27          13.27
KFBI...... Klamath First Bancorp                      188.66    17.63     18.63  15.00     15.39          15.39
KNK....... Kankakee Bancorp Inc.                       41.18    27.25     27.88  23.38     25.74          24.10
KSAV...... KS Bancorp Inc.                             14.59    20.50     21.50  19.75     21.00          20.99
KSBK...... KSB Bancorp Inc.                            13.72    28.00     34.00  23.00     24.31          22.87
KYF....... Kentucky First Bancorp Inc.                 14.59    11.50     11.88  10.88     10.86          10.86
LARK...... Landmark Bancshares Inc.                    35.71    18.75     19.75  18.00     18.11          18.11
LARL...... Laurel Capital Group Inc.                   30.28    21.00     21.75  16.50     14.51          14.51
LFBI...... Little Falls Bancorp Inc.                   37.06    13.50     14.00  12.19     14.29          13.15
LFED...... Leeds Federal Savings Bk, MHC               62.19    18.00     19.00  15.50     13.21          13.21
LIFB...... Life Bancorp Inc.                          224.64    16.75     21.00  16.75     15.42          14.95
LISB...... Long Island Bancorp Inc.                   844.96    33.06     39.25  33.06     21.62          21.41
LOGN...... Logansport Financial Corp.                  16.67    13.25     15.00  11.13     12.41          12.41
LONF...... London Financial Corporation                 7.73    17.50     17.50  14.13     14.63          14.63
LSBI...... LSB Financial Corp.                         18.43    19.05     19.76  17.86     19.42          19.42
LSBX...... Lawrence Savings Bank                       45.76     9.88     10.25   8.13      7.06           7.06
LVSB...... Lakeview Financial                          67.92    27.63     33.50  27.63     19.91          15.92
LXMO...... Lexington B&L Financial Corp.               16.59    15.25     15.75  13.00     15.17          15.17
MAFB...... MAF Bancorp Inc.                           430.20    39.00     41.75  33.38     24.46          21.24
MARN...... Marion Capital Holdings                     41.14    22.00     22.00  19.25     21.99          21.99
MASB...... MASSBANK Corp.                             114.24    41.00     42.50  37.50     33.49          33.49
MBB....... MSB Bancorp Inc.                            52.49    16.75     20.50  16.75     19.72           8.47
MBBC...... Monterey Bay Bancorp Inc.                   52.32    16.63     18.25  14.63     15.01          13.76
MBLF...... MBLA Financial Corp.                        31.09    20.63     20.75  19.00     21.51          21.51
MBSP...... Mitchell Bancorp Inc.                       16.21    16.00     16.00  14.00     15.17          15.17
MCBN...... Mid-Coast Bancorp Inc.                       4.49    19.00     19.94  18.00     21.61          21.61
MCBS...... Mid Continent Bancshares Inc.               52.38    25.25     27.00  23.38     19.46          19.46
MDBK...... Medford Savings Bank                       131.65    24.50     29.75  24.50     20.43          18.91
MECH...... Mechanics Savings Bank                      99.19    16.75     19.00  15.50     14.50          14.50
MERI...... Meritrust Federal SB                        29.81    35.50     36.00  31.50     23.34          23.34
METF...... Metropolitan Financial Corp.                51.12    11.00     11.25  10.75      8.73           7.83
MFBC...... MFB Corp.                                   33.17    19.75     19.75  16.63     19.59          19.59
MFCX...... Marshalltown Financial Corp.                21.17    15.13     15.25  14.25     14.06          14.06
MFFC...... Milton Federal Financial Corp.              31.71    13.63     14.75  13.63     12.22          12.22
MFLR...... Mayflower Co-operative Bank                 14.47    16.75     19.75  16.00     13.21          12.98
MFSL...... Maryland Federal Bancorp                   141.25    37.25     38.25  32.75     29.67          29.27
MGNL...... Magna Bancorp Inc.                         323.23    18.25     20.25  17.00      9.61           9.30
MIFC...... Mid-Iowa Financial Corp.                    14.67     8.00      8.50   6.38      6.71           6.70
MIVI...... Mississippi View Holding Co.                11.97    15.25     15.50  12.00     15.55          15.55
MLBC...... ML Bancorp Inc.                            191.38    15.38     17.75  13.75     13.03             NA
MRKF...... Market Financial Corporation                17.87    12.63     12.94  12.63     14.59          14.59
MSBF...... MSB Financial Inc.                          13.84    20.75     21.75  19.00     19.94          19.94
MSBK...... Mutual Savings Bank FSB                     34.73     6.88      7.88   5.50      9.31           9.31
MWBI...... Midwest Bancshares Inc.                     10.97    28.00     30.00  26.50     27.68          27.68
MWBX...... MetroWest Bank                              76.69     5.25      5.38   4.81      2.92           2.92
MWFD...... Midwest Federal Financial                   32.50    17.63     18.50  16.75     10.66          10.24
NASB...... North American Savings Bank                101.44    38.00     39.50  33.88     24.35          23.56
NBN....... Northeast Bancorp                           18.33    13.75     14.25  13.25     13.49          11.66
NBSI...... North Bancshares Inc.                       19.92    19.75     19.75  15.75     16.94          16.94
NEIB...... Northeast Indiana Bancorp                   26.44    15.00     15.75  13.50     14.87          14.87
NHTB...... New Hampshire Thrift Bncshrs                31.13    12.38     12.75  11.75     11.46           9.71
NASB...... NewMil Bancorp Inc.                         36.94     9.50      9.75   8.75      8.13           8.13
NSBC...... NewSouth Bancorp, Inc.                      70.56       NA        NA     NA        NA             NA
NSLB...... NS&L Bancorp Inc.                           11.67    16.38     16.75  13.63     16.36          16.36
NSSB...... Norwich Financial Corp.                    114.77    18.75     23.25  18.00     14.27          12.80
NSSY...... Norwalk Savings Society                     66.70    23.25     26.00  22.94     20.69          19.95
NTMG...... Nutmeg Federal S&LA                          5.35     7.00      7.75   7.00      7.35           7.35
NWEQ...... Northwest Equity Corp.                      12.37    14.13     14.50  11.88     14.19          14.19
NWSB...... Northwest Savings Bank, MHC                344.80    15.38     15.75  13.25      8.30           7.79
NYB....... New York Bancorp Inc.                      539.08    29.00     33.50  24.88      9.81           9.81
OCFC...... Ocean Financial Corp.                      279.32    27.69     32.25  25.50     27.30          27.30
OCWN...... Ocwen Financial Corporation                824.08    29.00     34.75  25.25      8.40           8.40
OFCP...... Ottawa Financial Corp.                     107.64    20.88     20.88  16.88     15.07          12.06
OHSL...... OHSL Financial Corp.                        28.69    23.75     23.75  21.00     21.00          21.00
PALM...... Palfed, Inc.                                87.09    16.25     16.25  13.88     10.07          10.07
PAMM...... PacificAmerica Money Center                 53.34    30.00     35.00  28.00     13.35          13.35
PBCI...... Pamrapo Bancorp Inc.                        56.86    19.63     23.75  19.00     16.43          16.29
PBCT...... People's Bank, MHC                       1,475.87    21.67     24.33  18.96     10.39          10.38
PBIX...... Patriot Bank Corp.                          67.62    14.25     16.75  13.13     12.70          12.70
PBKB...... People's Bancshares Inc.                    48.05    12.00     13.00  10.50      8.57           8.21
PBNB...... People's Savings Financial Cp.              66.50    32.00     32.88  27.50     24.14          22.61
PCBC...... Perry County Financial Corp.                15.77    19.75     20.25  17.00     18.06          18.06
PCCI...... Pacific Crest Capital                       36.35    13.00     13.75  11.00      8.43           8.43
PDB....... Piedmont Bancorp Inc.                       28.20    10.88     11.13   9.25      7.31           7.31
PEEK...... Peekskill Financial Corp.                   44.84    13.88     15.25  13.50     14.58          14.58
PERM...... Permanent Bancorp Inc.                      51.03    20.25     21.00  16.50     19.24          19.05
PERT...... Perpetual Bank, MHC                         40.62    25.50     26.50  22.56     19.81          19.81
PETE...... Primary Bank                                50.88    17.50     18.38  15.25     13.82          13.79
PFDC...... Peoples Bancorp                             49.58    22.50     23.00  19.50     18.86          18.86
PFED...... Park Bancorp Inc.                           35.86    15.25     16.13  13.00     15.87          15.87
PFFB...... PFF Bancorp Inc.                           285.04    14.38     16.94  14.25     14.09          13.93
PFFC...... Peoples Financial Corp.                     23.30    15.25     16.00  13.00     16.18          16.18
PFNC...... Progress Financial Corporation              34.33     8.75      9.13   8.25      5.52           4.84
PFSB...... PennFed Financial Services Inc             125.35    23.50     25.25  20.00     21.21          17.49
PFSL...... Pocahontas FS&LA, MHC                       32.37    20.00     20.00  16.75     14.61          14.61
PHBK...... Peoples Heritage Finl Group                948.30    30.75     32.00  26.19     15.76          13.30
PHFC...... Pittsburgh Home Financial Corp              29.79    14.88     15.50  13.00     13.71          13.55
PKPS...... Poughkeepsie Financial Corp.                84.23     6.00      6.50   5.25      5.76           5.76
PLE....... Pinnacle Bancshares Inc.                    19.24    21.63     22.63  17.38     17.34          16.78
PLSK...... Pulaski Savings Bank, MHC                   26.91       NA        NA     NA        NA             NA
PMFI...... Perpetual Midwest Financial                 36.72    19.75     20.25  18.75     17.71          17.71
POBS...... Portsmouth Bank Shares                      94.69    15.00     16.00  13.48     11.25          11.25
PRBC...... Prestige Bancorp Inc.                       14.52    16.00     16.13  13.00     16.11          16.11
PROV...... Provident Financial Holdings                81.84    15.13     17.19  13.75     17.06          17.06
PSBK...... Progressive Bank Inc.                      105.18    25.25     25.25  22.75     19.17          16.98
PSFC...... Peoples-Sidney Financial Corp.              24.33       NA        NA     NA        NA             NA
PSFI...... PS Financial Inc.                           30.55    13.13     14.25  11.75     14.88          14.88
PTRS...... Potters Financial Corp.                     10.35    20.00     20.25  19.19     21.39          21.39
PULB...... Pulaski Bank, Savings Bk, MHC               37.95    19.25     20.00  14.50     11.04          11.04
PULS...... Pulse Bancorp                               58.66    17.88     18.88  15.75     13.14          13.14
PVFC...... PVF Capital Corp.                           41.82    16.75     18.00  15.00     10.77          10.77
PVSA...... Parkvale Financial Corporation             110.64    27.25     29.50  24.50     17.91          17.76
PWBC...... PennFirst Bancorp Inc.                      54.75    13.75     14.50  13.50     12.77          11.65
PWBK...... Pennwood Bancorp Inc.                        9.15    14.13     14.50  13.00     15.30          15.30
QCBC...... Quaker City Bancorp Inc.                    75.95    15.60     16.40  14.20     14.56          14.54
QCFB...... QCF Bancorp Inc.                            29.24    19.13     19.75  17.50     18.98          18.98
QCSB...... Queens County Bancorp Inc.                 469.16    36.58     39.17  30.33     21.22          21.22
RARB...... Raritan Bancorp Inc.                        48.50    25.00     25.50  23.25     18.80          18.46
RCSB...... RCSB Financial Inc.                        632.46    33.63     34.75  27.88     21.36          20.82
REDF...... RedFed Bancorp Inc.                        109.25    14.13     15.44  12.88     10.37          10.36
RELI...... Reliance Bancshares Inc.                    19.60     7.25      7.75   6.63      8.89             NA
RELY...... Reliance Bancorp Inc.                      223.47    23.63     25.31  18.63     17.56          12.31
RFED...... Roosevelt Financial Group                1,017.43    21.75     23.38  20.50      9.91             NA
RIVR...... River Valley Bancorp                        17.26    13.75     15.50  13.25     14.37          14.15
ROSE...... TR Financial Corp.                         383.22    18.19     18.44  16.56     12.77          12.77
RSLN...... Roslyn Bancorp Inc.                        791.02    16.31     18.63  15.00     14.08          14.01
RVSB...... Riverview Savings Bank, MHC                 48.33    18.00     21.00  15.23     10.36           9.40
SBCN...... Suburban Bancorporation Inc.                28.21    17.50     19.38  15.25     18.02          18.02
SBFL...... SB of the Finger Lakes, MHC                 29.01    15.00     15.75  13.25     11.27          11.27
SBOS...... Boston Bancorp (The)                           NA    41.75     42.25  36.25     40.29          40.29
SCBS...... Southern Community Bancshares               15.64    13.56     14.00  13.00     13.54          13.54
SCCB...... S. Carolina Community Bancshrs              13.29    19.00     20.50  15.00     17.11          17.11
SECP...... Security Capital Corporation               854.72    86.00     88.00  70.00     59.17          59.17
SFED...... SFS Bancorp Inc.                            20.39    16.25     18.00  14.75     17.26          17.26
SFFC...... StateFed Financial Corporation              14.79    18.50     19.00  16.50     19.00          19.00
SFIN...... Statewide Financial Corp.                   80.84    14.75     17.50  14.13     13.21          13.18
SFNB...... Security First Network Bank                 46.38     8.00     13.50   8.00      3.79           3.73
SFSB...... SuburbFed Financial Corp.                   31.84    22.50     23.75  19.00     21.23          21.14
SFSL...... Security First Corp.                       106.94    18.88     19.25  17.50     11.88          11.67
SGVB...... SGV Bancorp Inc.                            31.03    12.75     13.88  11.13     12.41          12.19
SHEN...... First Shenango Bancorp Inc.                 50.54    22.25     25.75  22.00     20.79          20.79
SISB...... SIS Bancorp Inc.                           160.78    24.00     27.38  22.38     18.23          18.23
SJSB...... SJS Bancorp                                 24.32    25.75     25.75  24.75     17.66          17.66
SKAN...... Skaneateles Bancorp Inc.                    18.09    19.13     20.00  16.00     17.41          16.84
SKBO...... First Carnegie Deposit, MHC                 31.05       NA        NA     NA        NA             NA
SMBC...... Southern Missouri Bancorp Inc.              27.84    16.25     17.25  14.25     15.85          15.85
SMFC...... Sho-Me Financial Corp.                      55.46    29.50     30.25  21.75     20.99          20.99
SOBI...... Sobieski Bancorp Inc.                       11.20    14.75     15.00  13.75     17.52          17.52
SOPN...... First Savings Bancorp Inc.                  85.95    19.63     20.25  17.88     18.04          18.04
SOSA...... Somerset Savings Bank                       44.76     2.75      2.88   1.98      1.85           1.85
SPBC...... St. Paul Bancorp Inc.                      746.60    27.38     28.75  22.80     17.16          17.11
SRN....... Southern Banc Company Inc.                  17.99    14.38     14.63  13.13     14.42          14.27
SSB....... Scotland Bancorp Inc                        30.13    15.50     16.75  14.25     13.74          13.74
SSFC...... South Street Financial Corp.                73.07    16.13     17.00  13.75     14.64          14.64
SSM....... Stone Street Bancorp Inc.                   47.68    24.75     27.25  20.00     20.72          20.72
STFR...... St. Francis Capital Corp.                  160.24    29.50     32.25  26.00     23.89          21.02
STND...... Standard Financial Inc.                    392.95    22.88     23.63  19.38     16.74          16.72
STSA...... Sterling Financial Corp.                    97.00    17.13     17.38  13.63     10.98           9.31
SVRN...... Sovereign Bancorp Inc.                     947.13    12.00     14.00  10.94      6.60           4.84
SWBI...... Southwest Bancshares                        55.42    19.25     20.50  18.00     15.19          15.19
SWCB...... Sandwich Co-operative Bank                  58.61    28.00     34.00  28.00     20.55          19.59
SZB....... SouthFirst Bancshares Inc.                  12.60    14.25     14.50  12.88     15.82          15.82
TBK....... Tolland Bank                                21.84    14.25     16.13  11.63     13.63          13.21
THR....... Three Rivers Financial Corp.                12.35    14.38     15.25  13.75     15.23          15.17
THRD...... TF Financial Corporation                    73.57    17.75     19.25  16.25     18.51          16.13
TPNZ...... Tappan Zee Financial Inc.                   25.31    14.25     15.25  13.63     13.84          13.84
TRIC...... Tri-County Bancorp Inc.                     12.33    18.50     18.75  18.00     21.63          21.63
TSBS...... Trenton SB, MHC                            171.71    18.50     18.50  15.75     11.54          10.55
TSH....... Teche Holding Co.                           66.17    16.38     16.38  14.38     15.23          15.23
TWIN...... Twin City Bancorp                           15.79    19.00     19.00  17.50     15.82          15.82
UBMT...... United Financial Corp.                      23.85    19.50     19.75  18.75     19.94          19.94
UFRM...... United Federal Savings Bank                 34.11     9.63      9.63   8.00      6.70           6.70
VABF...... Virginia Beach Fed. Financial               64.64    10.38     11.31   9.38      8.29           8.29
VFFC...... Virginia First Financial Corp.             129.22    14.75     16.25  12.38     11.35          10.96
WAMU...... Washington Mutual Inc.                   6,732.80    48.31     58.88  42.75     19.53          18.42
WAYN...... Wayne Savings & Loan Co. MHC                38.08    24.50     24.50  19.00     15.22          15.22
WBST...... Webster Financial Corporation              493.49    35.13     41.00  35.13     23.72          19.96
WCBI...... Westco Bancorp                              60.82    22.00     23.00  20.00     18.89          18.89
WCFB...... Webster City Federal SB, MHC                29.40    14.25     14.63  12.75     10.45          10.45
WEFC...... Wells Financial Corp.                       27.57    15.00     16.00  12.88     14.20          14.20
WEHO...... Westwood Homestead Fin. Corp.               38.21    13.63     14.50  12.00     14.15          14.15
WES....... Westcorp                                   455.24    14.50     22.88  14.50     12.29          12.26
WFCO...... Winton Financial Corp.                      26.07    12.52     14.00  11.75     11.06          10.81
WFSG...... Wilshire Financial Services                115.44    14.50     18.00  14.50      8.48           8.48
WFSL...... Washington Federal Inc.                  1,245.75    22.75     27.50  22.75     14.10          12.70
WHGB...... WHG Bancshares Corp.                        20.84    14.25     14.63  13.13     14.00          14.00
WOFC...... Western Ohio Financial Corp.                49.29    21.50     22.50  21.00     23.21          21.88
WRNB...... Warren Bancorp Inc.                         68.85    16.25     16.25  14.75      9.88           9.88
WSB....... Washington Savings Bank, FSB                20.57     5.25      5.25   4.38      5.06           5.06
WSFS...... WSFS Financial Corporation                 159.75    11.50     12.13  10.50      6.05           5.99
WSTR...... WesterFed Financial Corp.                  111.72    20.13     21.75  17.88     18.44          14.57
WVFC...... WVS Financial Corporation                   43.24    25.75     26.50  24.00     20.50          20.50
WWFC...... Westwood Financial Corporation              11.61    20.00     20.00  15.75     15.42          13.67
WYNE...... Wayne Bancorp Inc.                          41.51    16.25     18.00  14.88     16.57          16.57
YFCB...... Yonkers Financial Corporation               46.50    15.25     15.25  12.75     13.68          13.68
YFED...... York Financial Corp.                       138.55    18.38     19.75  16.00     13.99          13.99

Average...                                            186.82    19.67     21.15  17.48     15.77          15.29

Comparable
  Thrift
  Data
JOAC...... Joachim Bancorp Inc.                        11.22   14.000     14.625 14.000    13.59          13.59
HBBI...... Home Building Bancorp                        6.54   21.000     21.000 18.500    19.88          19.88
CSBF...... CSB Financial Group Inc.                    11.77   11.375     11.375 10.000    12.78          12.05
MCBN...... Mid-Coast Bancorp Inc.                       4.49   19.000     19.938 18.000    21.61          21.61
NSLB...... NS&L Bancorp Inc.                           11.67   16.375     16.750 13.625    16.36          16.36
CKFB...... CKF Bancorp Inc.                            17.85   18.000     20.250 17.500    16.59          16.59
ALBC...... Albion Banc Corp.                            6.05   18.500     19.000 16.500    23.62          23.62
MIVI...... Mississippi View Holding Co.                11.97   15.250     15.500 12.000    15.55          15.55
ATSB...... AmTrust Capital Corp.                        6.71   12.125     12.250 10.000    13.72          13.57
SCCB...... S. Carolina Community Bancshrs              13.29   19.000     20.500 15.000    17.11          17.11

Average...                                             10.16    16.46      17.12  14.51    17.08          16.99
Maximum...                                             17.85    21.00      21.00  18.50    23.62          23.62
Minimum...                                              4.49    11.38      11.38  10.00    12.78          12.05

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                           DIVIDENDS
                                                    -----------------------
                                                    CURRENT    LTM DIVIDEND
                                                    DIVIDEND      PAYOUT
                                                     YIELD        RATIO
TICKER                   SHORT NAME                   ($)          (%)
--------------------------------------------------  --------   ------------
%CAL...... California Federal Bank, a FSB               NA            NA
%CCMD..... Chevy Chase Bank, FSB                        NA            NA
AABC...... Access Anytime Bancorp, Inc.               --          --
AADV...... Advantage Bancorp Inc.                    1.039         33.66
ABBK...... Abington Bancorp Inc.                     1.616         21.16
ABCL...... Alliance Bancorp Inc.                     2.185         10.00
ABCW...... Anchor BanCorp Wisconsin                  1.295         16.84
AFBC...... Advance Financial Bancorp                 2.296            NA
AFCB...... Affiliated Community Bancorp              1.959         30.00
AFED...... AFSALA Bancorp Inc.                       1.153            NA
AFFFZ..... America First Financial Fund              4.211         35.32
AHCI...... Ambanc Holding Co. Inc.                    --          --
AHM....... Ahmanson & Company (H.F.)                 1.983         69.84
ALBC...... Albion Banc Corp.                         1.348        140.91
ALBK...... ALBANK Financial Corporation              1.624         27.41
AMFB...... American Federal Bank FSB                 1.542         40.91
AMFC...... AMB Financial Corp.                       1.684            NA
ANA....... Acadiana Bancshares Inc.                  1.823            NA
ANBK...... American National Bancorp                 0.800         23.68
ANDB...... Andover Bancorp Inc.                      2.305         21.65
ASBI...... Ameriana Bancorp                          3.871         80.56
ASBP...... ASB Financial Corp.                       3.265            NA
ASFC...... Astoria Financial Corporation             1.418         25.29
ATSB...... AmTrust Capital Corp.                     1.569         11.36
AVND...... Avondale Financial Corp.                   --          --
BANC...... BankAtlantic Bancorp Inc.                 0.847         12.03
BDJI...... First Federal Bancorporation               --          --
BFD....... BostonFed Bancorp Inc.                    1.653         31.25
BFFC...... Big Foot Financial Corp.                   --              NA
BFSB...... Bedford Bancshares Inc.                   2.576         38.02
BKC....... American Bank of Connecticut              4.071         51.18
BKCO...... Bankers Corp.                             2.510         32.16
BKCT...... Bancorp Connecticut Inc.                  3.417         42.08
BKUNA..... BankUnited Financial Corp.                 --          --
BNKU...... Bank United Corp.                         1.594            NA
BPLS...... Bank Plus Corp.                            --          --
BSBC...... Branford Savings Bank                     1.939         13.79
BTHL...... Bethel Bancorp                            2.560         20.83
BVCC...... Bay View Capital Corp.                    1.261         34.44
BWFC...... Bank West Financial Corp.                 2.113         48.28
BYFC...... Broadway Financial Corp.                  1.860            NA
CAFI...... Camco Financial Corp.                     2.811         43.06
CAPS...... Capital Savings Bancorp Inc.              1.391         27.63
CASB...... Cascade Financial Corp.                    --          --
CASH...... First Midwest Financial Inc.              2.250         34.02
CATB...... Catskill Financial Corp.                  1.778            NA
CBCI...... Calumet Bancorp Inc.                       --          --
CBCO...... CB Bancorp Inc.                            --          --
CBES...... CBES Bancorp Inc.                         2.370            NA
CBK....... Citizens First Financial Corp.             --              NA
CBNH...... Community Bankshares Inc.                 1.701         30.10
CBSA...... Coastal Bancorp Inc.                      1.730         27.40
CBSB...... Charter Financial Inc.                    1.882         32.10
CCFH...... CCF Holding Company                       3.175        318.18
CEBK...... Central Co-operative Bank                 1.842          8.25
CENB...... Century Bancorp Inc.                      2.899            NA
CENF...... CENFED Financial Corp.                    1.051         17.57
CFB....... Commercial Federal Corporation            0.780         14.17
CFCP...... Coastal Financial Corp.                   1.443         38.37
CFFC...... Community Financial Corp.                 2.489         37.88
CFHC...... California Financial Holding              1.492         30.34
CFNC...... Carolina Fincorp Inc.                     1.379            NA
CFSB...... CFSB Bancorp Inc.                         2.297         41.25
CFTP...... Community Federal Bancorp                 1.714         45.45
CFX....... CFX Corporation                           4.822         57.32
CIBI...... Community Investors Bancorp               2.078         33.66
CKFB...... CKF Bancorp Inc.                          2.286        165.52
CLAS...... Classic Bancshares Inc.                   1.931         40.63
CMRN...... Cameron Financial Corp                    1.672         35.00
CMSB...... Commonwealth Bancorp Inc.                 1.806            NA
CMSV...... Community Savings, MHC                    4.138        100.61
CNBA...... Chester Bancorp Inc.                      1.574            NA
CNIT...... CENIT Bancorp Inc.                        2.222         44.12
CNSB...... CNS Bancorp Inc.                          1.250            NA
CNY....... Carver Bancorp Inc.                        --          --
COFD...... Collective Bancorp Inc.                   2.244         40.82
COFI...... Charter One Financial                     2.051         32.11
CONE...... Conestoga Bancorp, Inc.                      NA         28.17
COOP...... Cooperative Bankshares Inc.                --          --
COVB...... CoVest Bancshares Inc.                    2.222        133.33
CRZY...... Crazy Woman Creek Bancorp                 3.048         67.31
CSA....... Coast Savings Financial                    --          --
CSBF...... CSB Financial Group Inc.                   --          --
CTZN...... CitFed Bancorp Inc.                       0.859         15.29
CVAL...... Chester Valley Bancorp Inc.               2.228         39.07
CZF....... CitiSave Financial Corp                   2.000        587.50
DCBI...... Delphos Citizens Bancorp Inc.              --              NA
DFIN...... Damen Financial Corp.                     1.684         51.06
DIBK...... Dime Financial Corp.                      1.693         12.36
DIME...... Dime Community Bancorp Inc.               1.007            NA
DME....... Dime Bancorp Inc.                          --          --
DNFC...... D & N Financial Corp.                      --          --
DSL....... Downey Financial Corp.                    1.471         36.72
EBCP...... Eastern Bancorp                           2.462         68.29
EBSI...... Eagle Bancshares                          3.692         67.44
EFBC...... Empire Federal Bancorp Inc.               2.232            NA
EFBI...... Enterprise Federal Bancorp                5.333        147.06
EGFC...... Eagle Financial Corp.                     3.079         51.69
EGLB...... Eagle BancGroup Inc.                       --              NA
EIRE...... Emerald Isle Bancorp Inc.                 1.534         17.62
EMLD...... Emerald Financial Corp.                   1.714         39.47
EQSB...... Equitable Federal Savings Bank             --          --
ESBK...... Elmira Savings Bank (The)                 3.084         71.91
ESX....... Essex Bancorp Inc.                         --          --
ETFS...... East Texas Financial Services             1.159         51.28
FAB....... FirstFed America Bancorp Inc.              --              NA
FBBC...... First Bell Bancorp Inc.                   2.723        331.68
FBCI...... Fidelity Bancorp Inc.                     1.707         29.89
FBCV...... 1ST Bancorp                               1.301         42.37
FBER...... 1st Bergen Bancorp                        0.881            NA
FBHC...... Fort Bend Holding Corp.                   1.057         30.77
FBSI...... First Bancshares Inc.                     0.994         16.95
FCB....... Falmouth Co-Operative Bank                1.260         19.23
FCBF...... FCB Financial Corp.                       2.909         70.41
FCIT...... First Citizens Financial Corp.             --          --
FCME...... First Coastal Corporation                  --          --
FDEF...... First Defiance Financial                  2.286         69.77
FED....... FirstFed Financial Corp.                   --          --
FESX...... First Essex Bancorp Inc.                  2.931         32.65
FFBA...... First Colorado Bancorp Inc.               2.254         44.30
FFBH...... First Federal Bancshares of AR            1.032            NA
FFBI...... First Financial Bancorp Inc.               --          --
FFBS...... FFBS BanCorp Inc.                         2.174         51.55
FFBZ...... First Federal Bancorp Inc.                1.371         29.11
FFCH...... First Financial Holdings Inc.             2.483         50.75
FFDB...... FirstFed Bancorp Incorporated             2.192         60.53
FFDF...... FFD Financial Corp.                       2.243            NA
FFED...... Fidelity Federal Bancorp                  4.444        466.67
FFES...... First Federal of East Hartford            2.264         39.22
FFFC...... FFVA Financial Corp.                      1.864         36.21
FFFD...... North Central Bancshares Inc.             1.606         26.88
FFFG...... F.F.O. Financial Group Inc.                --          --
FFFL...... Fidelity Bankshares Inc., MHC             4.267        153.06
FFHC...... First Financial Corp.                     2.133         39.13
FFHH...... FSF Financial Corp.                       3.008         68.49
FFHS...... First Franklin Corporation                1.561        123.08
FFIC...... Flushing Financial Corp.                  1.272         13.79
FFKY...... First Federal Financial Corp.             2.737         45.79
FFLC...... FFLC Bancorp Inc.                         1.794         44.68
FFOH...... Fidelity Financial of Ohio                1.882         48.89
FFPB...... First Palm Beach Bancorp Inc.             2.025            NA
FFSL...... First Independence Corp.                  2.216         44.27
FFSW...... FirstFederal Financial Svcs               1.257         24.62
FFSX...... First Fed SB of Siouxland, MHC            2.087         68.39
FFWC...... FFW Corp.                                 2.769         30.77
FFWD...... Wood Bancorp Inc.                         2.353         31.31
FFYF...... FFY Financial Corp.                       2.667         56.52
FGHC...... First Georgia Holding Inc.                0.711         18.38
FIBC...... Financial Bancorp Inc.                    2.286         40.63
FISB...... First Indiana Corporation                 2.246         37.07
FKFS...... First Keystone Financial                  0.889          7.52
FKKY...... Frankfort First Bancorp Inc.              3.000            NA
FLAG...... FLAG Financial Corp.                      2.590            NA
FLFC...... First Liberty Financial Corp.             1.882         29.87
FLGS...... Flagstar Bancorp Inc.                      --              NA
FLKY...... First Lancaster Bancshares                 --              NA
FMBD...... First Mutual Bancorp Inc.                 2.116        238.46
FMCO...... FMS Financial Corporation                 0.851         14.71
FMSB...... First Mutual Savings Bank                 1.159         12.73
FNGB...... First Northern Capital Corp.              3.160         78.21
FOBC...... Fed One Bancorp                           2.829         61.29
FPRY...... First Financial Bancorp                      NA         39.66
FRC....... First Republic Bancorp                     --          --
FSBI...... Fidelity Bancorp Inc.                     1.800         27.93
FSFC...... First Southeast Financial Corp            2.286            NA
FSLA...... First Savings Bank, MHC                   1.901         54.81
FSNJ...... First Savings Bk of NJ, MHC               1.942            NA
FSPG...... First Home Bancorp Inc.                   2.078         22.84
FSSB...... First FS&LA of San Bernardino              --          --
FSTC...... First Citizens Corporation                1.778         16.86
FTF....... Texarkana First Financial Corp            2.535        261.36
FTFC...... First Federal Capital Corp.               2.380         39.75
FTNB...... Fulton Bancorp Inc.                       1.013            NA
FTSB...... Fort Thomas Financial Corp.               2.381            NA
FWWB...... First SB of Washington Bancorp            1.273         23.26
GAF....... GA Financial Inc.                         2.388         26.25
GBCI...... Glacier Bancorp Inc.                      2.668         39.16
GDVS...... Greater Delaware Valley SB,MHC            2.880            NA
GDW....... Golden West Financial                     0.631          6.37
GFCO...... Glenway Financial Corp.                   2.957         70.62
GFED...... Guaranty Federal SB, MHC                  2.254        113.33
GFSB...... GFS Bancorp Inc.                          1.441         23.81
GLBK...... Glendale Co-Operative Bank                 --          --
GLN....... Glendale Federal Bank FSB                  --          --
GPT....... GreenPoint Financial Corp.                1.600         25.22
GRTR...... Greater New York Savings Bank             1.019         12.35
GSBC...... Great Southern Bancorp Inc.               2.388         36.90
GSFC...... Green Street Financial Corp.              2.254            NA
GSLA...... GS Financial Corp.                         --              NA
GTFN...... Great Financial Corporation               1.778         33.10
GTPS...... Great American Bancorp                    2.520        250.00
GUPB...... GFSB Bancorp Inc.                         2.162        111.94
GWBC...... Gateway Bancorp Inc.                      2.406         76.92
GWF....... Great Western Financial                   1.975        151.52
HALL...... Hallmark Capital Corp.                     --          --
HARB...... Harbor Federal Savings Bk, MHC            3.696         64.77
HARL...... Harleysville Savings Bank                 1.818         27.19
HARS...... Harris Savings Bank, MHC                  2.787        156.76
HAVN...... Haven Bancorp Inc.                        1.765         27.15
HBBI...... Home Building Bancorp                     1.429         96.77
HBEI...... Home Bancorp of Elgin Inc.                2.520            NA
HBFW...... Home Bancorp                              0.964         28.17
HBNK...... Highland Federal Bank FSB                  --          --
HBS....... Haywood Bancshares Inc.                   3.394         63.53
HCBB...... HCB Bancshares Inc.                        --              NA
HCFC...... Home City Financial Corp.                 2.370            NA
HEMT...... HF Bancorp Inc.                            --          --
HFFB...... Harrodsburg First Fin Bancorp             2.623         94.83
HFFC...... HF Financial Corp.                        1.870         32.94
HFGI...... Harrington Financial Group                1.043        --
HFNC...... HFNC Financial Corp.                      1.612        961.11
HFSA...... Hardin Bancorp Inc.                       2.735         78.43
HHFC...... Harvest Home Financial Corp.              3.810            NA
HIFS...... Hingham Instit. for Savings               2.105         27.17
HMCI...... HomeCorp Inc.                              --          --
HMLK...... Hemlock Federal Financial Corp             --              NA
HMNF...... HMN Financial Inc.                         --          --
HOMF...... Home Federal Bancorp                      1.835         19.40
HPBC...... Home Port Bancorp Inc.                    3.951         44.38
HRBF...... Harbor Federal Bancorp Inc.               2.222         74.07
HRZB...... Horizon Financial Corp.                   2.245         62.71
HTHR...... Hawthorne Financial Corp.                  --          --
HVFD...... Haverfield Corporation                    2.154         61.93
HWEN...... Home Financial Bancorp                    1.270            NA
HZFS...... Horizon Financial Svcs Corp.              1.662         41.56
IBSF...... IBS Financial Corp.                       1.984        131.71
IFSB...... Independence Federal Savings              2.444        --
IFSL...... Indiana Federal Corporation               2.692         66.06
INBI...... Industrial Bancorp                        3.821         61.11
INCB...... Indiana Community Bank SB                 2.215            NA
IPSW...... Ipswich Savings Bank                      1.221         13.70
ISBF...... ISB Financial Corporation                 1.720         42.68
ITLA...... ITLA Capital Corp.                         --          --
IWBK...... InterWest Bancorp Inc.                    1.600         30.51
JOAC...... Joachim Bancorp Inc.                      3.390        200.00
JSBA...... Jefferson Savings Bancorp                 1.379         43.04
JSBF...... JSB Financial Inc.                        3.111         47.89
JXSB...... Jacksonville Savings Bank, MHC            2.286        125.00
JXVL...... Jacksonville Bancorp Inc.                 3.333            NA
KFBI...... Klamath First Bancorp                     1.584         48.28
KNK....... Kankakee Bancorp Inc.                     1.655         29.37
KSAV...... KS Bancorp Inc.                           2.727         93.75
KSBK...... KSB Bancorp Inc.                          0.606          6.08
KYF....... Kentucky First Bancorp Inc.               4.520        648.15
LARK...... Landmark Bancshares Inc.                  2.025         41.67
LARL...... Laurel Capital Group Inc.                 2.095         28.47
LFBI...... Little Falls Bancorp Inc.                 0.889         37.50
LFED...... Leeds Federal Savings Bk, MHC             4.222        107.81
LIFB...... Life Bancorp Inc.                         2.104         44.00
LISB...... Long Island Bancorp Inc.                  1.720         35.71
LOGN...... Logansport Financial Corp.                3.019        485.71
LONF...... London Financial Corporation              1.600            NA
LSBI...... LSB Financial Corp.                       1.662         29.88
LSBX...... Lawrence Savings Bank                      --          --
LVSB...... Lakeview Financial                        0.847          9.51
LXMO...... Lexington B&L Financial Corp.             1.967            NA
MAFB...... MAF Bancorp Inc.                          1.018         14.89
MARN...... Marion Capital Holdings                   3.911         65.04
MASB...... MASSBANK Corp.                            2.541         27.48
MBB....... MSB Bancorp Inc.                          3.243        181.82
MBBC...... Monterey Bay Bancorp Inc.                 0.620         31.25
MBLF...... MBLA Financial Corp.                      1.693         40.82
MBSP...... Mitchell Bancorp Inc.                      --              NA
MCBN...... Mid-Coast Bancorp Inc.                    2.667         54.84
MCBS...... Mid Continent Bancshares Inc.             1.495         22.86
MDBK...... Medford Savings Bank                      2.483         37.50
MECH...... Mechanics Savings Bank                     --              NA
MERI...... Meritrust Federal SB                      1.818         38.24
METF...... Metropolitan Financial Corp.               --              NA
MFBC...... MFB Corp.                                 1.673         32.35
MFCX...... Marshalltown Financial Corp.               --          --
MFFC...... Milton Federal Financial Corp.            4.404        706.98
MFLR...... Mayflower Co-operative Bank               3.692         36.84
MFSL...... Maryland Federal Bancorp                  1.818         34.50
MGNL...... Magna Bancorp Inc.                        2.553         39.77
MIFC...... Mid-Iowa Financial Corp.                  0.914         12.90
MIVI...... Mississippi View Holding Co.              1.094         41.38
MLBC...... ML Bancorp Inc.                           2.177         31.15
MRKF...... Market Financial Corporation               --              NA
MSBF...... MSB Financial Inc.                        2.545         40.00
MSBK...... Mutual Savings Bank FSB                    --          --
MWBI...... Midwest Bancshares Inc.                   1.905         32.56
MWBX...... MetroWest Bank                            2.182         31.63
MWFD...... Midwest Federal Financial                 1.700         26.05
NASB...... North American Savings Bank               1.778         17.42
NBN....... Northeast Bancorp                         2.226         44.44
NBSI...... North Bancshares Inc.                     2.494         82.35
NEIB...... Northeast Indiana Bancorp                 2.133         33.70
NHTB...... New Hampshire Thrift Bncshrs              3.279        108.70
NASB...... NewMil Bancorp Inc.                       2.526         37.29
NSBC...... NewSouth Bancorp, Inc.                     --              NA
NSLB...... NS&L Bancorp Inc.                         3.030        113.64
NSSB...... Norwich Financial Corp.                   2.635         43.08
NSSY...... Norwalk Savings Society                   1.441          8.20
NTMG...... Nutmeg Federal S&LA                        --           30.00
NWEQ...... Northwest Equity Corp.                    3.254         47.62
NWSB...... Northwest Savings Bank, MHC               2.169         55.26
NYB....... New York Bancorp Inc.                     1.805         25.18
OCFC...... Ocean Financial Corp.                     2.570            NA
OCWN...... Ocwen Financial Corporation                --              NA
OFCP...... Ottawa Financial Corp.                    1.829         50.00
OHSL...... OHSL Financial Corp.                      3.705         76.70
PALM...... Palfed, Inc.                              0.727        150.00
PAMM...... PacificAmerica Money Center                --              NA
PBCI...... Pamrapo Bancorp Inc.                      5.000         95.36
PBCT...... People's Bank, MHC                        2.757         42.42
PBIX...... Patriot Bank Corp.                        2.188         53.69
PBKB...... People's Bancshares Inc.                  3.290         25.83
PBNB...... People's Savings Financial Cp.            2.638         43.19
PCBC...... Perry County Financial Corp.              2.051         50.00
PCCI...... Pacific Crest Capital                      --          --
PDB....... Piedmont Bancorp Inc.                     3.902            NA
PEEK...... Peekskill Financial Corp.                 2.571         63.16
PERM...... Permanent Bancorp Inc.                    1.224         56.82
PERT...... Perpetual Bank, MHC                       5.185        106.19
PETE...... Primary Bank                               --          --
PFDC...... Peoples Bancorp                           2.759         44.03
PFED...... Park Bancorp Inc.                          --              NA
PFFB...... PFF Bancorp Inc.                           --          --
PFFC...... Peoples Financial Corp.                   3.200            NA
PFNC...... Progress Financial Corporation            0.889         14.63
PFSB...... PennFed Financial Services Inc            1.077         10.29
PFSL...... Pocahontas FS&LA, MHC                     4.528         65.50
PHBK...... Peoples Heritage Finl Group               2.118         31.51
PHFC...... Pittsburgh Home Financial Corp            1.587            NA
PKPS...... Poughkeepsie Financial Corp.              1.495         76.92
PLE....... Pinnacle Bancshares Inc.                  3.699         58.73
PLSK...... Pulaski Savings Bank, MHC                 2.308            NA
PMFI...... Perpetual Midwest Financial               1.558        200.00
POBS...... Portsmouth Bank Shares                    3.721         82.52
PRBC...... Prestige Bancorp Inc.                     0.756            NA
PROV...... Provident Financial Holdings               --              NA
PSBK...... Progressive Bank Inc.                     2.473         23.26
PSFC...... Peoples-Sidney Financial Corp.             --              NA
PSFI...... PS Financial Inc.                         2.286            NA
PTRS...... Potters Financial Corp.                   1.694         43.84
PULB...... Pulaski Bank, Savings Bk, MHC             5.517        197.92
PULS...... Pulse Bancorp                             3.660         66.04
PVFC...... PVF Capital Corp.                          --          --
PVSA...... Parkvale Financial Corporation            1.908         31.07
PWBC...... PennFirst Bancorp Inc.                    2.571        114.67
PWBK...... Pennwood Bancorp Inc.                     1.867            NA
QCBC...... Quaker City Bancorp Inc.                   --          --
QCFB...... QCF Bancorp Inc.                           --          --
QCSB...... Queens County Bancorp Inc.                1.899         30.05
RARB...... Raritan Bancorp Inc.                      2.361         30.64
RCSB...... RCSB Financial Inc.                       1.406         21.77
REDF...... RedFed Bancorp Inc.                        --          --
RELI...... Reliance Bancshares Inc.                   --              NA
RELY...... Reliance Bancorp Inc.                     2.510         50.00
RFED...... Roosevelt Financial Group                 2.848        577.27
RIVR...... River Valley Bancorp                       --              NA
ROSE...... TR Financial Corp.                        2.377         21.59
RSLN...... Roslyn Bancorp Inc.                       1.103            NA
RVSB...... Riverview Savings Bank, MHC               1.090         24.06
SBCN...... Suburban Bancorporation Inc.              3.137         82.19
SBFL...... SB of the Finger Lakes, MHC               2.462        500.00
SBOS...... Boston Bancorp (The)                         NA         10.89
SCBS...... Southern Community Bancshares             2.182            NA
SCCB...... S. Carolina Community Bancshrs            3.179        111.11
SECP...... Security Capital Corporation              1.292         18.97
SFED...... SFS Bancorp Inc.                          1.697         28.13
SFFC...... StateFed Financial Corporation            2.119         37.04
SFIN...... Statewide Financial Corp.                 2.353         40.54
SFNB...... Security First Network Bank                --          --
SFSB...... SuburbFed Financial Corp.                 1.267         32.99
SFSL...... Security First Corp.                      2.246         37.61
SGVB...... SGV Bancorp Inc.                           --          --
SHEN...... First Shenango Bancorp Inc.               1.959         32.65
SISB...... SIS Bancorp Inc.                          1.677          3.58
SJSB...... SJS Bancorp                               1.660        130.30
SKAN...... Skaneateles Bancorp Inc.                  2.105         20.38
SKBO...... First Carnegie Deposit, MHC                --              NA
SMBC...... Southern Missouri Bancorp Inc.            2.941         69.44
SMFC...... Sho-Me Financial Corp.                     --          --
SOBI...... Sobieski Bancorp Inc.                     1.898         24.14
SOPN...... First Savings Bancorp Inc.                3.441         84.95
SOSA...... Somerset Savings Bank                      --          --
SPBC...... St. Paul Bancorp Inc.                     1.468         31.87
SRN....... Southern Banc Company Inc.                2.393        228.26
SSB....... Scotland Bancorp Inc                      1.832            NA
SSFC...... South Street Financial Corp.              2.462            NA
SSM....... Stone Street Bancorp Inc.                 1.722            NA
STFR...... St. Francis Capital Corp.                 1.613         28.95
STND...... Standard Financial Inc.                   1.649         48.57
STSA...... Sterling Financial Corp.                   --          --
SVRN...... Sovereign Bancorp Inc.                    0.590         11.89
SWBI...... Southwest Bancshares                      3.619         75.51
SWCB...... Sandwich Co-operative Bank                3.902         50.46
SZB....... SouthFirst Bancshares Inc.                3.361            NA
TBK....... Tolland Bank                              1.074          6.15
THR....... Three Rivers Financial Corp.              2.400         52.38
THRD...... TF Financial Corporation                  2.222         43.04
TPNZ...... Tappan Zee Financial Inc.                 1.212         33.90
TRIC...... Tri-County Bancorp Inc.                   2.963         39.60
TSBS...... Trenton SB, MHC                           1.842         40.70
TSH....... Teche Holding Co.                         2.597         60.98
TWIN...... Twin City Bancorp                         3.459         90.14
UBMT...... United Financial Corp.                    4.923         95.79
UFRM...... United Federal Savings Bank               2.157        111.11
VABF...... Virginia Beach Fed. Financial             1.538         89.47
VFFC...... Virginia First Financial Corp.            0.449          5.56
WAMU...... Washington Mutual Inc.                    1.827         97.92
WAYN...... Wayne Savings & Loan Co. MHC              3.439        189.26
WBST...... Webster Financial Corporation             1.942         39.11
WCBI...... Westco Bancorp                            2.520         44.63
WCFB...... Webster City Federal SB, MHC              5.714        170.21
WEFC...... Wells Financial Corp.                      --          --
WEHO...... Westwood Homestead Fin. Corp.             2.084            NA
WES....... Westcorp                                  2.286         34.67
WFCO...... Winton Financial Corp.                    3.505         40.95
WFSG...... Wilshire Financial Services                --              NA
WFSL...... Washington Federal Inc.                   3.352         45.07
WHGB...... WHG Bancshares Corp.                      1.404            NA
WOFC...... Western Ohio Financial Corp.              4.706        208.33
WRNB...... Warren Bancorp Inc.                       2.830         28.57
WSB....... Washington Savings Bank, FSB              2.051         34.48
WSFS...... WSFS Financial Corporation                 --          --
WSTR...... WesterFed Financial Corp.                 2.087         51.60
WVFC...... WVS Financial Corporation                 3.232        141.10
WWFC...... Westwood Financial Corporation            1.111            NA
WYNE...... Wayne Bancorp Inc.                        1.039            NA
YFCB...... Yonkers Financial Corporation             1.368            NA
YFED...... York Financial Corp.                      3.019         59.67

Average                                              1.822         60.53

Comparable Thrift Data
JOAC      Joachim Bancorp Inc.                       3.390        200.00
HBBI      Home Building Bancorp                      1.429         96.77
CSBF      CSB Financial Group Inc.                   0.000          0.00
MCBN      Mid-Coast Bancorp Inc.                     2.667         54.84
NSLB      NS&L Bancorp Inc.                          3.030        113.64
CKFB      CKF Bancorp Inc.                           2.286        165.52
ALBC      Albion Banc Corp.                          1.348        140.91
MIVI      Mississippi View Holding Co.               1.094         41.38
ATSB      AmTrust Capital Corp.                      1.569         11.36
SCCB      S. Carolina Community Bancshrs             3.179        111.11

Average                                               2.00         93.55
Maximum                                               3.39        200.00
Minimum                                               0.00          0.00

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                      CURRENT PRICING DATA AS OF 6/10/97
          -------------------------------------------------------------------------------------------
                                                    PRICE/
                                                     LTM
                                                     CORE
                                                     EPS                                    PRICE/      PRICE/ TANG
                                                     (X)    PRICE/   PRICE/    PRICE/    PUBLICLY REP   PUBLICLY REP
                                                    SHORT   ASSETS  EARNINGS   LTM EPS    BOOK VALUE     BOOK VALUE
TICKER                   SHORT NAME                  NAME    (%)      (X)        (X)         (%)            (%)
--------------------------------------------------  ------  ------  --------   -------   ------------   ------------
%CAL...... CALIFORNIA FEDERAL BANK, A FSB               NA      NA       NA        NA           NA             NA
%CCMD..... CHEVY CHASE BANK, FSB                        NA      NA       NA        NA           NA             NA
AABC...... ACCESS ANYTIME BANCORP, INC.                 NA    6.17    11.98        NA        90.69          90.69
AADV...... ADVANTAGE BANCORP INC.                    15.91   12.18    13.18     38.12       137.84         148.82
ABBK...... ABINGTON BANCORP INC.                     15.00    9.53    11.90     13.10       138.58         154.78
ABCL...... ALLIANCE BANCORP INC.                     17.30   12.08    23.24     29.75       129.74         131.46
ABCW...... ANCHOR BANCORP WISCONSIN                  11.82   10.51    11.15     15.34       168.09         171.49
AFBC...... ADVANCE FINANCIAL BANCORP                    NA   14.59       NA        NA        94.49          94.49
AFCB...... AFFILIATED COMMUNITY BANCORP              14.85   14.99    13.61     17.01       150.96         151.89
AFED...... AFSALA BANCORP INC.                          NA   13.26    16.52        NA        88.60          88.83
AFFFZ..... AMERICA FIRST FINANCIAL FUND               7.12   10.46    10.92      8.39       133.66         135.57
AHCI...... AMBANC HOLDING CO. INC.                      NA   13.55    23.05        NA       106.50         106.50
AHM....... AHMANSON & COMPANY (H.F.)                 17.47    9.17    12.75     35.22       232.94         275.96
ALBC...... ALBION BANC CORP.                         24.47    8.67    12.78    104.55        97.38          97.38
ALBK...... ALBANK FINANCIAL CORPORATION              15.02   13.54    13.78     18.75       147.16         169.67
AMFB...... AMERICAN FEDERAL BANK FSB                 18.98   26.28    18.53     23.58       292.53         313.76
AMFC...... AMB FINANCIAL CORP.                          NA   16.25    14.84        NA        99.72          99.72
ANA....... ACADIANA BANCSHARES INC.                     NA   20.61    15.93        NA       118.26         118.26
ANBK...... AMERICAN NATIONAL BANCORP                 17.24   10.73    13.39     39.47       114.68         114.68
ANDB...... ANDOVER BANCORP INC.                      11.35   12.55    11.90     11.61       155.59         155.59
ASBI...... AMERIANA BANCORP                          15.20   12.56    14.35     21.53       115.84         115.93
ASBP...... ASB FINANCIAL CORP.                       20.76   19.27    21.88     29.88       115.35         115.35
ASFC...... ASTORIA FINANCIAL CORPORATION             15.79   11.69    14.69     24.32       153.81         184.85
ATSB...... AMTRUST CAPITAL CORP.                     47.22    9.45    21.25     28.98        92.93          93.96
AVND...... AVONDALE FINANCIAL CORP.                     NA    7.35       NA        NA        89.05          89.05
BANC...... BANKATLANTIC BANCORP INC.                 17.63    9.20    12.28     14.32       167.07         205.22
BDJI...... FIRST FEDERAL BANCORPORATION              18.45   12.36    21.59     36.54       110.59         110.59
BFD....... BOSTONFED BANCORP INC.                    19.47   10.73    12.83     26.47       112.77         116.81
BFFC...... BIG FOOT FINANCIAL CORP.                     NA   18.69       NA        NA       109.42         109.42
BFSB...... BEDFORD BANCSHARES INC.                   12.94   17.54    13.28     16.68       115.82         115.82
BKC....... AMERICAN BANK OF CONNECTICUT              13.76   13.84    11.05     11.91       173.49         181.50
BKCO...... BANKERS CORP.                             11.97   12.42    11.38     12.81       159.57         162.21
BKCT...... BANCORP CONNECTICUT INC.                  14.63   15.93    12.38     13.99       153.18         153.18
BKUNA..... BANKUNITED FINANCIAL CORP.                18.16    5.86    20.05     41.85       131.31         163.41
BNKU...... BANK UNITED CORP.                            NA   10.09    12.54        NA       195.03         199.46
BPLS...... BANK PLUS CORP.                              NA    5.81    11.41        NA       118.24         118.51
BSBC...... BRANFORD SAVINGS BANK                     14.22   15.25    12.89     14.22       159.88         159.88
BTHL...... BETHEL BANCORP                            16.89    6.89    16.45     13.02        91.17         108.60
BVCC...... BAY VIEW CAPITAL CORP.                    17.15   10.81    16.27     28.19       171.22         180.09
BWFC...... BANK WEST FINANCIAL CORP.                 25.98   16.07    20.70     22.84       104.99         104.99
BYFC...... BROADWAY FINANCIAL CORP.                  51.19    8.08    38.39        NA        75.33          75.33
CAFI...... CAMCO FINANCIAL CORP.                     13.03   11.99    11.86     16.97       123.66         134.45
CAPS...... CAPITAL SAVINGS BANCORP INC.              15.54   13.72    14.87     22.70       158.40         158.40
CASB...... CASCADE FINANCIAL CORP.                   21.59   11.08    20.65     28.79       179.41         179.41
CASH...... FIRST MIDWEST FINANCIAL INC.              11.43   12.22    13.79     16.67       105.40         119.14
CATB...... CATSKILL FINANCIAL CORP.                     NA   28.90    19.69        NA       107.14         107.14
CBCI...... CALUMET BANCORP INC.                      14.39   17.20    13.19     17.43       107.86         107.86
CBCO...... CB BANCORP INC.                           17.71   17.44    17.35     20.73       197.56         197.56
CBES...... CBES BANCORP INC.                            NA   18.16    15.63        NA        98.80          98.80
CBK....... CITIZENS FIRST FINANCIAL CORP.               NA   15.97    27.68        NA        97.42          97.42
CBNH...... COMMUNITY BANKSHARES INC.                 22.53   15.97    17.75     18.26       223.96         223.96
CBSA...... COASTAL BANCORP INC.                      12.12    4.83    10.84     19.01       143.41         169.83
CBSB...... CHARTER FINANCIAL INC.                    16.50   18.17    16.35     20.99       128.59         146.55
CCFH...... CCF HOLDING COMPANY                       47.73   15.67    98.44     71.59       109.53         109.53
CEBK...... CENTRAL CO-OPERATIVE BANK                 15.94   10.53    10.59     17.91       102.57         115.60
CENB...... CENTURY BANCORP INC.                         NA   28.12    14.74        NA        93.94          93.94
CENF...... CENFED FINANCIAL CORP.                    11.70    7.92    12.97     17.10       155.24         155.55
CFB....... COMMERCIAL FEDERAL CORPORATION            13.09   11.19    12.12     18.59       188.92         212.28
CFCP...... COASTAL FINANCIAL CORP.                   24.86   21.89    19.72     26.60       359.11         359.11
CFFC...... COMMUNITY FINANCIAL CORP.                 13.31   17.18    12.23     17.05       124.72         124.72
CFHC...... CALIFORNIA FINANCIAL HOLDING              13.17   10.69    13.41     20.34       153.49         154.13
CFNC...... CAROLINA FINCORP INC.                        NA   24.70    20.14        NA       104.24         104.24
CFSB...... CFSB BANCORP INC.                         16.38   14.71    13.81     21.59       192.78         192.78
CFTP...... COMMUNITY FEDERAL BANCORP                 22.15   36.37    21.88     26.52       108.49         108.49
CFX....... CFX CORPORATION                           13.52   13.65    12.67     16.59       178.05         191.10
CIBI...... COMMUNITY INVESTORS BANCORP               12.75   12.50    11.74     19.06       108.57         108.57
CKFB...... CKF BANCORP INC.                          22.38   29.65    22.92     22.13       116.03         116.03
CLAS...... CLASSIC BANCSHARES INC.                   27.36   14.94    17.26     45.31       100.14         119.15
CMRN...... CAMERON FINANCIAL CORP                    16.75   22.72    18.21     20.94        99.00          99.00
CMSB...... COMMONWEALTH BANCORP INC.                    NA   11.86    13.84        NA       124.00         161.46
CMSV...... COMMUNITY SAVINGS, MHC                    17.40   15.69    20.14     26.52       139.69         139.69
CNBA...... CHESTER BANCORP INC.                         NA   23.35    21.18        NA       105.17         105.17
CNIT...... CENIT BANCORP INC.                        15.96   10.44    18.15     22.06       147.16         160.89
CNSB...... CNS BANCORP INC.                             NA   26.96    26.67        NA       108.62         108.62
CNY....... CARVER BANCORP INC.                          NA    5.74       NA        NA        71.14          74.31
COFD...... COLLECTIVE BANCORP INC.                   15.06   16.51    14.28     18.19       235.91         260.75
COFI...... CHARTER ONE FINANCIAL                     13.62   16.09    13.10     17.41       237.46         255.24
CONE...... CONESTOGA BANCORP, INC.                      NA      NA       NA        NA           NA             NA
COOP...... COOPERATIVE BANKSHARES INC.              105.00    8.99    14.19        NA       120.07         120.07
COVB...... COVEST BANCSHARES INC.                    24.66    9.83    11.25     60.00       110.02         115.46
CRZY...... CRAZY WOMAN CREEK BANCORP                 20.19   25.35    19.30     25.24        91.02          91.02
CSA....... COAST SAVINGS FINANCIAL                   20.52    9.67    18.15     68.28       195.10         197.80
CSBF...... CSB FINANCIAL GROUP INC.                  39.06   24.53    52.08     56.82        97.81         103.73
CTZN...... CITFED BANCORP INC.                       15.20   10.92    13.50     21.91       172.53         193.71
CVAL...... CHESTER VALLEY BANCORP INC.               15.55   13.29    14.11     22.97       155.27         155.27
CZF....... CITISAVE FINANCIAL CORP                   33.33   25.68    26.32     50.00       154.44         154.44
DCBI...... DELPHOS CITIZENS BANCORP INC.                NA   27.01    13.14        NA        95.29          95.29
DFIN...... DAMEN FINANCIAL CORP.                     23.36   20.35    22.27     30.32       100.92         100.92
DIBK...... DIME FINANCIAL CORP.                       9.05   14.90     8.32      9.12       190.37         197.53
DIME...... DIME COMMUNITY BANCORP INC.                  NA   18.96    17.19        NA       123.02         143.34
DME....... DIME BANCORP INC.                         13.16    9.90    14.01     16.87       173.58         175.15
DNFC...... D & N FINANCIAL CORP.                     12.68    9.79    11.84     17.14       170.45         172.41
DSL....... DOWNEY FINANCIAL CORP.                    15.43   10.60    11.82     26.20       145.19         147.36
EBCP...... EASTERN BANCORP                           20.63   11.05    17.11     31.71       145.58         153.39
EBSI...... EAGLE BANCSHARES                          14.13   11.10    15.05     18.90       127.55         127.55
EFBC...... EMPIRE FEDERAL BANCORP INC.                  NA   32.27       NA        NA        87.54          87.54
EFBI...... ENTERPRISE FEDERAL BANCORP                19.53   14.69    15.12     22.06       119.12         119.27
EGFC...... EAGLE FINANCIAL CORP.                     12.66    9.00    12.45     16.78       130.40         173.19
EGLB...... EAGLE BANCGROUP INC.                         NA   11.52    38.75        NA        95.21          95.21
EIRE...... EMERALD ISLE BANCORP INC.                 12.09    9.90    12.01     12.76       142.24         142.24
EMLD...... EMERALD FINANCIAL CORP.                   14.58   12.04    12.07     18.42       160.37         163.17
EQSB...... EQUITABLE FEDERAL SAVINGS BANK            10.89    7.37     8.97     17.43       145.52         145.52
ESBK...... ELMIRA SAVINGS BANK (THE)                 24.13    6.58    21.61     23.31       102.72         107.29
ESX....... ESSEX BANCORP INC.                           NA    0.66       NA        NA           NA             NA
ETFS...... EAST TEXAS FINANCIAL SERVICES             24.64   16.67    22.70     44.23        87.61          87.61
FAB....... FIRSTFED AMERICA BANCORP INC.                NA   13.16       NA        NA       105.58         105.58
FBBC...... FIRST BELL BANCORP INC.                   12.45   14.09    13.11     14.54       138.17         138.17
FBCI...... FIDELITY BANCORP INC.                     15.37   10.77    13.02     21.55       105.69         105.99
FBCV...... 1ST BANCORP                              205.00    7.85     9.86     33.79        98.59         100.82
FBER...... 1ST BERGEN BANCORP                           NA   16.28    18.92        NA        99.02          99.02
FBHC...... FORT BEND HOLDING CORP.                   16.36    7.38    10.69     29.12       118.25         127.59
FBSI...... FIRST BANCSHARES INC.                     13.69   14.59    12.90     17.06       101.64         101.80
FCB....... FALMOUTH CO-OPERATIVE BANK                31.13   25.58    33.07     30.53       104.65         104.65
FCBF...... FCB FINANCIAL CORP.                       20.97   22.67    19.96     25.26       129.51         129.51
FCIT...... FIRST CITIZENS FINANCIAL CORP.            17.79   12.30    16.48     26.61       201.53         201.53
FCME...... FIRST COASTAL CORPORATION                  1.95    8.25    12.09      1.77        92.90          92.90
FDEF...... FIRST DEFIANCE FINANCIAL                  25.00   24.16    20.59     32.56       112.81         112.81
FED....... FIRSTFED FINANCIAL CORP.                  16.08    7.61    15.49     31.99       160.98         163.10
FESX...... FIRST ESSEX BANCORP INC.                  12.69   10.69    14.62     11.14       146.21         169.69
FFBA...... FIRST COLORADO BANCORP INC.               16.59   19.47    15.30     22.47       153.02         155.16
FFBH...... FIRST FEDERAL BANCSHARES OF AR               NA   18.25    14.68        NA       115.40         115.40
FFBI...... FIRST FINANCIAL BANCORP INC.              16.49    7.14    10.81        NA        91.43          91.43
FFBS...... FFBS BANCORP INC.                         18.70   27.84    16.91     23.71       135.21         135.21
FFBZ...... FIRST FEDERAL BANCORP INC.                16.36   14.35    17.50     22.15       208.83         209.08
FFCH...... FIRST FINANCIAL HOLDINGS INC.             14.43   11.45    12.95     21.64       186.26         186.26
FFDB...... FIRSTFED BANCORP INCORPORATED             14.37   12.68    10.61     24.01       127.36         139.42
FFDF...... FFD FINANCIAL CORP.                          NA   22.81    23.88        NA        92.18          92.18
FFED...... FIDELITY FEDERAL BANCORP                  33.33    8.95    11.25     60.00       174.08         174.08
FFES...... FIRST FEDERAL OF EAST HARTFORD            10.86    7.20    14.40     17.32       115.22         115.22
FFFC...... FFVA FINANCIAL CORP.                      18.26   21.17    16.09     22.20       151.56         155.03
FFFD...... NORTH CENTRAL BANCSHARES INC.             14.54   26.23    14.41     16.73       106.67         106.67
FFFG...... F.F.O. FINANCIAL GROUP INC.               12.87   11.53    15.63     17.50       177.85         177.85
FFFL...... FIDELITY BANKSHARES INC., MHC             23.73   13.69    26.04     38.27       155.22         156.51
FFHC...... FIRST FINANCIAL CORP.                     14.88   17.63    13.79     20.38       252.47         260.18
FFHH...... FSF FINANCIAL CORP.                       18.07   14.01    16.63     22.77       104.76         104.76
FFHS...... FIRST FRANKLIN CORPORATION                18.47   10.68    17.67     78.85       121.09         121.95
FFIC...... FLUSHING FINANCIAL CORP.                  22.74   18.82    18.88     21.70       117.53         117.53
FFKY...... FIRST FEDERAL FINANCIAL CORP.             14.84   21.26    12.84     17.76       156.25         166.37
FFLC...... FFLC BANCORP INC.                         19.53   17.47    16.72     28.46       120.71         120.71
FFOH...... FIDELITY FINANCIAL OF OHIO                19.83   16.22    16.90     33.06       123.65         140.73
FFPB...... FIRST PALM BEACH BANCORP INC.            197.50    9.52    16.10        NA       140.80         144.51
FFSL...... FIRST INDEPENDENCE CORP.                  15.24   10.38    17.63     23.50        98.87          98.87
FFSW...... FIRSTFEDERAL FINANCIAL SVCS               23.97   14.76    17.16     22.44       273.01         323.18
FFSX...... FIRST FED SB OF SIOUXLAND, MHC            19.49   14.05    18.55     34.33       172.67         174.24
FFWC...... FFW CORP.                                 10.88   11.44    10.32     13.33       114.29         114.29
FFWD...... WOOD BANCORP INC.                         13.39   15.52    11.18     17.17       122.21         122.21
FFYF...... FFY FINANCIAL CORP.                       16.51   18.98    13.96     22.83       134.62         134.62
FGHC...... FIRST GEORGIA HOLDING INC.                20.83   15.56    14.42     25.86       183.82         201.61
FIBC...... FINANCIAL BANCORP INC.                    12.96   11.36    12.50     21.88       116.74         117.37
FISB...... FIRST INDIANA CORPORATION                    NA   15.16    14.06     17.38       158.22         160.23
FKFS...... FIRST KEYSTONE FINANCIAL                  11.48    8.78     9.70     16.92       124.17         124.17
FKKY...... FRANKFORT FIRST BANCORP INC.              32.43   31.65    30.00     46.15       120.85         120.85
FLAG...... FLAG FINANCIAL CORP.                      87.50   12.04    10.94        NA       128.05         128.05
FLFC...... FIRST LIBERTY FINANCIAL CORP.             14.76   13.15    12.07     17.00       179.02         200.09
FLGS...... FLAGSTAR BANCORP INC.                        NA      NA       NA        NA           NA             NA
FLKY...... FIRST LANCASTER BANCSHARES                   NA   35.55    23.44        NA       103.88         103.88
FMBD...... FIRST MUTUAL BANCORP INC.                 48.79   13.33   189.06    116.35        91.11         118.44
FMCO...... FMS FINANCIAL CORPORATION                 11.41   10.13    10.68     17.28       161.07         164.45
FMSB...... FIRST MUTUAL SAVINGS BANK                 12.59   10.92    11.35     12.06       163.51         163.51
FNGB...... FIRST NORTHERN CAPITAL CORP.              17.31   14.48    16.33     25.96       125.85         125.85
FOBC...... FED ONE BANCORP                           15.07   14.46    15.53     22.04       120.09         126.08
FPRY...... FIRST FINANCIAL BANCORP                      NA      NA       NA        NA           NA             NA
FRC....... FIRST REPUBLIC BANCORP                    16.02    9.38    13.49     14.24       126.62         126.70
FSBI...... FIDELITY BANCORP INC.                     12.05    9.40    12.50     19.05       134.95         134.95
FSFC...... FIRST SOUTHEAST FINANCIAL CORP            14.79   13.77    12.50        NA       134.62         134.62
FSLA...... FIRST SAVINGS BANK, MHC                   21.04   17.86    18.57     37.13       194.23         219.18
FSNJ...... FIRST SAVINGS BK OF NJ, MHC               57.22   13.64    29.26        NA       159.15         159.15
FSPG...... FIRST HOME BANCORP INC.                   10.81   10.26    10.24     11.88       155.74         158.57
FSSB...... FIRST FS&LA OF SAN BERNARDINO                NA    2.87       NA        NA        66.25          68.76
FSTC...... FIRST CITIZENS CORPORATION                 9.82   15.28     9.24      9.71       163.04         207.29
FTF....... TEXARKANA FIRST FINANCIAL CORP            10.96   19.35    10.57     13.45       120.75         120.75
FTFC...... FIRST FEDERAL CAPITAL CORP.               15.67   12.04    13.27     18.79       189.42         202.07
FTNB...... FULTON BANCORP INC.                          NA   34.14    35.27        NA       136.49         136.49
FTSB...... FORT THOMAS FINANCIAL CORP.               22.34   16.58    17.50     36.21       103.04         103.04
FWWB...... FIRST SB OF WASHINGTON BANCORP            22.68   23.80    17.19     25.58       145.60         158.50
GAF....... GA FINANCIAL INC.                         19.03   21.01    17.45     20.94       112.12         112.12
GBCI...... GLACIER BANCORP INC.                      13.11   19.69    13.79     14.68       205.92         211.92
GDVS...... GREATER DELAWARE VALLEY SB,MHC            52.08   17.14    18.38        NA       149.34         149.34
GDW....... GOLDEN WEST FINANCIAL                      8.94   10.36    12.03     10.83       165.32         165.32
GFCO...... GLENWAY FINANCIAL CORP.                   13.69    9.37    11.98     24.47        99.74         101.32
GFED...... GUARANTY FEDERAL SB, MHC                  36.22   28.30    31.70     59.17       204.49         204.49
GFSB...... GFS BANCORP INC.                          13.34   15.55    12.39     16.52       134.32         134.32
GLBK...... GLENDALE CO-OPERATIVE BANK                25.00   17.91    23.88     24.32       109.36         109.36
GLN....... GLENDALE FEDERAL BANK FSB                 20.02    8.70    20.17     78.31       173.91         186.97
GPT....... GREENPOINT FINANCIAL CORP.                20.63   22.10    16.62     18.55       180.79         315.50
GRTR...... GREATER NEW YORK SAVINGS BANK             28.04   10.44    24.53     24.23       170.95         170.95
GSBC...... GREAT SOUTHERN BANCORP INC.               14.08   20.44    11.96     15.95       227.89         227.89
GSFC...... GREEN STREET FINANCIAL CORP.                 NA   43.75    26.10        NA       121.24         121.24
GSLA...... GS FINANCIAL CORP.                           NA      NA       NA        NA           NA             NA
GTFN...... GREAT FINANCIAL CORPORATION               23.77   15.82    15.92     23.28       170.20         177.91
GTPS...... GREAT AMERICAN BANCORP                    41.78   20.26    39.69     99.22        86.47          86.47
GUPB...... GFSB BANCORP INC.                         22.02   17.86    22.02     27.61       109.60         109.60
GWBC...... GATEWAY BANCORP INC.                         NA   27.18    21.88     31.97       104.17         104.17
GWF....... GREAT WESTERN FINANCIAL                   26.37   16.28    28.76     76.70       288.46         325.77
HALL...... HALLMARK CAPITAL CORP.                    12.74    7.14    11.01     16.74       102.17         102.17
HARB...... HARBOR FEDERAL SAVINGS BK, MHC            14.91   17.01    14.35     19.62       206.97         215.08
HARL...... HARLEYSVILLE SAVINGS BANK                 12.09   10.92    11.00     17.19       171.61         171.61
HARS...... HARRIS SAVINGS BANK, MHC                  22.62   12.02    12.39     56.25       151.81         175.93
HAVN...... HAVEN BANCORP INC.                        10.30    8.52    11.49     15.38       147.00         147.57
HBBI...... HOME BUILDING BANCORP                     28.00   13.98    15.44     67.74       105.63         105.63
HBEI...... HOME BANCORP OF ELGIN INC.                   NA   31.02    28.35        NA       110.32         110.32
HBFW...... HOME BANCORP                              18.53   16.61    15.72     29.23       119.05         119.05
HBNK...... HIGHLAND FEDERAL BANK FSB                 21.81   10.37     9.91     38.27       138.94         138.94
HBS....... HAYWOOD BANCSHARES INC.                   13.64   14.12    16.50     19.41        99.88         103.71
HCBB...... HCB BANCSHARES INC.                          NA      NA       NA        NA           NA             NA
HCFC...... HOME CITY FINANCIAL CORP.                    NA   18.84    16.88        NA        84.11          84.11
HEMT...... HF BANCORP INC.                           50.00    8.61    56.25        NA       104.90         128.21
HFFB...... HARRODSBURG FIRST FIN BANCORP             20.61   28.54    20.07     26.29        99.87          99.87
HFFC...... HF FINANCIAL CORP.                        13.18   10.28    11.46     17.99       116.60         116.88
HFGI...... HARRINGTON FINANCIAL GROUP                15.33    7.27    11.06     22.55       151.92         151.92
HFNC...... HFNC FINANCIAL CORP.                      24.13   35.44    36.20     32.18       188.24         188.24
HFSA...... HARDIN BANCORP INC.                       17.62   12.16    16.62     28.68        95.15          95.15
HHFC...... HARVEST HOME FINANCIAL CORP.              21.00   11.81    14.58     45.65        94.51          94.51
HIFS...... HINGHAM INSTIT. FOR SAVINGS               10.98   12.02     9.69     10.98       125.91         125.91
HMCI...... HOMECORP INC.                             20.07    7.17    16.96     71.25       113.82         113.82
HMLK...... HEMLOCK FEDERAL FINANCIAL CORP               NA      NA       NA        NA           NA             NA
HMNF...... HMN FINANCIAL INC.                        18.27   16.27    14.06     21.38       114.24         114.24
HOMF...... HOME FEDERAL BANCORP                      12.50   13.92    11.17     14.42       164.75         170.31
HPBC...... HOME PORT BANCORP INC.                    12.05   19.71    12.05     11.98       182.27         182.27
HRBF...... HARBOR FEDERAL BANCORP INC.               21.18   14.39    18.75     33.33       111.87         111.87
HRZB...... HORIZON FINANCIAL CORP.                   15.20   22.25    13.84     14.90       146.09         146.09
HTHR...... HAWTHORNE FINANCIAL CORP.                 29.73    3.45    16.18     35.48        88.92          88.92
HVFD...... HAVERFIELD CORPORATION                    16.05   14.51    15.12     29.55       172.87         172.87
HWEN...... HOME FINANCIAL BANCORP                       NA   19.40    23.16        NA       104.17         104.17
HZFS...... HORIZON FINANCIAL SVCS CORP.              18.16   10.45    13.37     25.00        99.59          99.59
IBSF...... IBS FINANCIAL CORP.                       26.88   24.00    31.01     46.07       140.83         140.83
IFSB...... INDEPENDENCE FEDERAL SAVINGS              13.85    4.38     9.78     31.03        67.21          76.66
IFSL...... INDIANA FEDERAL CORPORATION               17.37   15.63    14.23     24.54       177.98         189.45
INBI...... INDUSTRIAL BANCORP                        15.90   20.36    13.09     27.92       110.11         110.11
INCB...... INDIANA COMMUNITY BANK SB                 33.85   16.41    27.08    108.33       132.44         132.44
IPSW...... IPSWICH SAVINGS BANK                      14.24   11.75    10.77     11.22       190.63         190.63
ISBF...... ISB FINANCIAL CORPORATION                 20.95   17.34    20.04     28.35       133.24         157.09
ITLA...... ITLA CAPITAL CORP.                        11.03   14.49    10.42     11.03       127.44         127.99
IWBK...... INTERWEST BANCORP INC.                    15.22   15.84    14.34     19.77       236.33         241.88
JOAC...... JOACHIM BANCORP INC.                      37.82   31.46    52.68     59.00       108.54         108.54
JSBA...... JEFFERSON SAVINGS BANCORP                 14.72   11.12    12.29     36.71       124.89         163.93
JSBF...... JSB FINANCIAL INC.                        18.22   28.90    17.86     17.24       130.36         130.36
JXSB...... JACKSONVILLE SAVINGS BANK, MHC            25.36   13.59    21.88     54.69       131.98         131.98
JXVL...... JACKSONVILLE BANCORP INC.                    NA   17.67    13.39        NA       113.04         113.04
KFBI...... KLAMATH FIRST BANCORP                     22.28   27.59    17.54     32.65       123.05         123.05
KNK....... KANKAKEE BANCORP INC.                     15.43   12.03    14.22     20.28       112.67         120.33
KSAV...... KS BANCORP INC.                           12.29   14.48    12.22     17.19       104.76         104.81
KSBK...... KSB BANCORP INC.                           8.87    9.73     9.94     10.03       135.75         144.29
KYF....... KENTUCKY FIRST BANCORP INC.               16.03   16.41    13.83     20.49       101.87         101.87
LARK...... LANDMARK BANCSHARES INC.                  16.19   15.96    15.43     20.57       109.06         109.06
LARL...... LAUREL CAPITAL GROUP INC.                 11.67   15.09    11.41     14.58       144.73         144.73
LFBI...... LITTLE FALLS BANCORP INC.                 25.47   12.21    19.85     48.21        94.47         102.66
LFED...... LEEDS FEDERAL SAVINGS BK, MHC             20.22   22.06    18.00     28.13       136.26         136.26
LIFB...... LIFE BANCORP INC.                         17.96   15.96    15.84     22.81       147.94         152.60
LISB...... LONG ISLAND BANCORP INC.                  21.01   14.53    17.10     24.91       161.31         162.89
LOGN...... LOGANSPORT FINANCIAL CORP.                14.72   20.99    15.06     18.93       106.77         106.77
LONF...... LONDON FINANCIAL CORPORATION                 NA   20.37    22.06        NA       102.53         102.53
LSBI...... LSB FINANCIAL CORP.                       22.41    9.80    11.89     19.12       100.41         100.41
LSBX...... LAWRENCE SAVINGS BANK                      8.40   13.38     9.27      8.40       152.27         152.27
LVSB...... LAKEVIEW FINANCIAL                        16.86   14.10    13.66     11.75       148.17         185.30
LXMO...... LEXINGTON B&L FINANCIAL CORP.                NA   27.77    29.33        NA       100.53         100.53
MAFB...... MAF BANCORP INC.                          13.10   13.29    11.99     17.55       168.64         194.21
MARN...... MARION CAPITAL HOLDINGS                   15.10   23.58    11.72     18.29       102.32         102.32
MASB...... MASSBANK CORP.                            12.96   12.67    11.81     12.04       126.90         126.90
MBB....... MSB BANCORP INC.                          18.32    6.47    19.27     56.06        93.81         218.42
MBBC...... MONTEREY BAY BANCORP INC.                 27.80   12.39    26.88     50.39       107.43         117.19
MBLF...... MBLA FINANCIAL CORP.                      18.46   14.82    21.88     24.11       109.83         109.83
MBSP...... MITCHELL BANCORP INC.                        NA   47.83    24.63        NA       110.42         110.42
MCBN...... MID-COAST BANCORP INC.                    13.00    7.76     9.20     20.97        90.24          90.24
MCBS...... MID CONTINENT BANCSHARES INC.             13.44   14.11    13.38     15.29       137.46         137.46
MDBK...... MEDFORD SAVINGS BANK                      13.36   12.49    12.08     12.95       141.95         153.36
MECH...... MECHANICS SAVINGS BANK                       NA   12.58    12.02        NA       129.31         129.31
MERI...... MERITRUST FEDERAL SB                      14.05   13.04    11.46     22.65       164.95         164.95
METF...... METROPOLITAN FINANCIAL CORP.                 NA    6.33    10.66        NA       166.09         185.19
MFBC...... MFB CORP.                                 19.13   14.16    15.94     28.13        97.63          97.63
MFCX...... MARSHALLTOWN FINANCIAL CORP.              27.27   16.66    22.06     51.72       106.69         106.69
MFFC...... MILTON FEDERAL FINANCIAL CORP.            23.90   17.74    26.20     31.69       111.50         111.50
MFLR...... MAYFLOWER CO-OPERATIVE BANK               13.21   11.60    10.69     12.22       123.01         125.19
MFSL...... MARYLAND FEDERAL BANCORP                  15.17   12.52    15.71     22.00       148.30         150.32
MGNL...... MAGNA BANCORP INC.                        15.06   23.37    14.69     17.80       244.54         252.69
MIFC...... MID-IOWA FINANCIAL CORP.                     NA   11.87    11.51     14.11       130.40         130.60
MIVI...... MISSISSIPPI VIEW HOLDING CO.              17.21   17.17    17.41     25.22        94.05          94.05
MLBC...... ML BANCORP INC.                           17.17    9.77    14.82     15.06       141.02             NA
MRKF...... MARKET FINANCIAL CORPORATION                 NA   31.71       NA        NA        91.67          91.67
MSBF...... MSB FINANCIAL INC.                        13.92   18.33    13.75     17.60       110.33         110.33
MSBK...... MUTUAL SAVINGS BANK FSB                      NA    5.24   203.13     50.78        87.27          87.27
MWBI...... MIDWEST BANCSHARES INC.                   11.50    7.89    11.93     18.31       113.80         113.80
MWBX...... METROWEST BANK                            11.22   13.82    11.46     11.22       188.36         188.36
MWFD...... MIDWEST FEDERAL FINANCIAL                 16.67   16.16    12.50     16.81       187.62         195.31
NASB...... NORTH AMERICAN SAVINGS BANK               12.00   14.73     8.65     11.72       184.80         191.00
NBN....... NORTHEAST BANCORP                         21.78    7.40    12.39     19.97       106.56         123.28
NBSI...... NORTH BANCSHARES INC.                     27.50   16.60    21.88     37.75       113.64         113.64
NEIB...... NORTHEAST INDIANA BANCORP                 13.89   15.30    12.50     16.30       100.87         100.87
NHTB...... NEW HAMPSHIRE THRIFT BNCSHRS              21.48    9.94    12.30     33.15       133.07         157.05
NASB...... NEWMIL BANCORP INC.                       16.67   11.65    14.84     16.10       116.85         116.85
NSBC...... NEWSOUTH BANCORP, INC.                       NA      NA       NA        NA           NA             NA
NSLB...... NS&L BANCORP INC.                         28.45   20.10    21.71     37.50       100.86         100.86
NSSB...... NORWICH FINANCIAL CORP.                   17.42   16.36    14.76     16.35       148.91         166.02
NSSY...... NORWALK SAVINGS SOCIETY                   42.05   10.80    16.13     11.37       134.12         139.10
NTMG...... NUTMEG FEDERAL S&LA                       21.69    5.71    11.52     29.50       100.34         100.34
NWEQ...... NORTHWEST EQUITY CORP.                    13.92   13.01    12.72     17.56       103.95         103.95
NWSB...... NORTHWEST SAVINGS BANK, MHC               17.56   17.26    18.44     25.88       177.71         189.35
NYB....... NEW YORK BANCORP INC.                     14.39   17.15    10.26     14.78       338.94         338.94
OCFC...... OCEAN FINANCIAL CORP.                        NA   20.32    18.53        NA       114.01         114.01
OCWN...... OCWEN FINANCIAL CORPORATION                  NA   31.10    12.20        NA       366.07         366.07
OFCP...... OTTAWA FINANCIAL CORP.                    18.54   12.84    16.08     31.25       145.16         181.38
OHSL...... OHSL FINANCIAL CORP.                      16.16   12.48    14.14     23.06       113.10         113.10
PALM...... PALFED, INC.                              23.57   13.28    16.50        NA       163.85         163.85
PAMM...... PACIFICAMERICA MONEY CENTER                  NA   47.48     5.47        NA       211.61         211.61
PBCI...... PAMRAPO BANCORP INC.                      14.93   15.59    11.90     20.62       121.73         122.77
PBCT...... PEOPLE'S BANK, MHC                        22.61   19.58    16.80     18.32       232.80         233.03
PBIX...... PATRIOT BANK CORP.                        20.25   11.49    20.00     30.77       125.98         125.98
PBKB...... PEOPLE'S BANCSHARES INC.                  17.60    8.75     9.29     11.15       156.07         162.91
PBNB...... PEOPLE'S SAVINGS FINANCIAL CP.            17.18   13.88    16.15     16.37       144.47         154.25
PCBC...... PERRY COUNTY FINANCIAL CORP.              15.00   19.78    15.73     24.38       107.97         107.97
PCCI...... PACIFIC CREST CAPITAL                     14.22   10.61    11.46     12.01       146.80         146.80
PDB....... PIEDMONT BANCORP INC.                     26.28   23.79    18.30        NA       140.22         140.22
PEEK...... PEEKSKILL FINANCIAL CORP.                 18.92   24.56    20.59     24.56        96.02          96.02
PERM...... PERMANENT BANCORP INC.                    25.52   12.36    19.14     55.68       127.34         128.61
PERT...... PERPETUAL BANK, MHC                       17.31   16.54    16.88     23.89       136.29         136.29
PETE...... PRIMARY BANK                              15.33   11.68    15.23     14.86       176.37         176.76
PFDC...... PEOPLES BANCORP                           11.95   17.50    12.08     16.23       115.32         115.32
PFED...... PARK BANCORP INC.                            NA   20.15    19.41        NA        92.94          92.94
PFFB...... PFF BANCORP INC.                          26.54   11.24    27.01    100.83       107.35         108.58
PFFC...... PEOPLES FINANCIAL CORP.                      NA   25.98    27.90        NA        96.57          96.57
PFNC...... PROGRESS FINANCIAL CORPORATION            16.67    8.57     8.04     21.95       163.04         185.95
PFSB...... PENNFED FINANCIAL SERVICES INC            12.68   10.01    11.82     19.12       122.58         148.66
PFSL...... POCAHONTAS FS&LA, MHC                     13.34    8.67    12.74     15.41       136.04         136.04
PHBK...... PEOPLES HERITAGE FINL GROUP               14.53   17.71    14.17     15.53       215.74         255.64
PHFC...... PITTSBURGH HOME FINANCIAL CORP               NA   12.66    16.44        NA       110.32         111.62
PKPS...... POUGHKEEPSIE FINANCIAL CORP.                 NA    9.78    18.58     51.45       116.11         116.11
PLE....... PINNACLE BANCSHARES INC.                  11.50    9.64     9.65     17.16       124.71         128.87
PLSK...... PULASKI SAVINGS BANK, MHC                    NA      NA       NA        NA           NA             NA
PMFI...... PERPETUAL MIDWEST FINANCIAL               37.75    9.23    21.88    128.33       108.70         108.70
POBS...... PORTSMOUTH BANK SHARES                    18.32   36.02    15.50     15.97       143.33         143.33
PRBC...... PRESTIGE BANCORP INC.                        NA   11.51    17.26        NA        98.54          98.54
PROV...... PROVIDENT FINANCIAL HOLDINGS                 NA   13.44    16.80        NA        94.52          94.52
PSBK...... PROGRESSIVE BANK INC.                     11.18   11.98    12.50     11.22       143.45         161.96
PSFC...... PEOPLES-SIDNEY FINANCIAL CORP.               NA      NA       NA        NA           NA             NA
PSFI...... PS FINANCIAL INC.                            NA   40.67    17.50        NA        94.09          94.09
PTRS...... POTTERS FINANCIAL CORP.                   13.45    8.85     6.04     29.11        99.35          99.35
PULB...... PULASKI BANK, SAVINGS BK, MHC             25.89   21.34    22.66     37.76       164.18         164.18
PULS...... PULSE BANCORP                             11.81   11.35    10.63     18.04       145.55         145.55
PVFC...... PVF CAPITAL CORP.                          7.26   11.74     9.18     12.50       167.13         167.13
PVSA...... PARKVALE FINANCIAL CORPORATION            11.45   11.38    11.17     17.14       152.15         153.43
PWBC...... PENNFIRST BANCORP INC.                    12.61    7.75    12.07     18.67       109.63         120.17
PWBK...... PENNWOOD BANCORP INC.                        NA   19.09    17.05        NA        98.04          98.04
QCBC...... QUAKER CITY BANCORP INC.                  17.58    9.79    13.79     32.65       109.89         110.04
QCFB...... QCF BANCORP INC.                          11.45   19.54    11.39     14.04       108.01         108.01
QCSB...... QUEENS COUNTY BANCORP INC.                20.55   34.16    15.96     20.25       198.52         198.52
RARB...... RARITAN BANCORP INC.                      13.80   12.45    13.15     14.95       162.23         165.22
RCSB...... RCSB FINANCIAL INC.                       17.79   15.68    16.94     17.21       199.85         205.03
REDF...... REDFED BANCORP INC.                       25.42   12.02    11.91    169.44       147.06         147.20
RELI...... RELIANCE BANCSHARES INC.                     NA   41.85    27.68        NA        87.18             NA
RELY...... RELIANCE BANCORP INC.                     14.57   11.68    13.86     22.57       145.22         207.15
RFED...... ROOSEVELT FINANCIAL GROUP                 14.30   13.55    12.98    217.05       240.92             NA
RIVR...... RIVER VALLEY BANCORP                         NA   12.48    11.69        NA       100.90         102.47
ROSE...... TR FINANCIAL CORP.                        14.11   11.33    12.43     12.43       171.30         171.30
RSLN...... ROSLYN BANCORP INC.                          NA   27.76       NA        NA       128.73         129.37
RVSB...... RIVERVIEW SAVINGS BANK, MHC               18.52   21.54    16.13     23.53       193.05         212.77
SBCN...... SUBURBAN BANCORPORATION INC.              18.04   12.71    14.94     26.20       106.13         106.13
SBFL...... SB OF THE FINGER LAKES, MHC              116.07   13.63    40.63    203.13       144.19         144.19
SBOS...... BOSTON BANCORP (THE)                         NA      NA       NA        NA           NA             NA
SCBS...... SOUTHERN COMMUNITY BANCSHARES                NA   22.31    17.19        NA       101.55         101.55
SCCB...... S. CAROLINA COMMUNITY BANCSHRS            26.96   28.64    26.22     34.95       110.32         110.32
SECP...... SECURITY CAPITAL CORPORATION              17.86   23.44    16.01     21.35       156.96         156.96
SFED...... SFS BANCORP INC.                          14.86   12.42    21.71     25.78        95.60          95.60
SFFC...... STATEFED FINANCIAL CORPORATION            13.98   17.49    13.48     17.48        99.34          99.34
SFIN...... STATEWIDE FINANCIAL CORP.                 13.28   11.98    13.28     22.97       128.69         128.98
SFNB...... SECURITY FIRST NETWORK BANK                  NA   58.26       NA        NA       145.12         147.45
SFSB...... SUBURBFED FINANCIAL CORP.                 15.98    7.81    12.88     26.03       118.94         119.44
SFSL...... SECURITY FIRST CORP.                      14.54   16.85    13.70     18.27       179.92         183.16
SGVB...... SGV BANCORP INC.                          22.46    7.76    25.48     57.61       106.77         108.70
SHEN...... FIRST SHENANGO BANCORP INC.                  NA   12.61    11.14     16.67       117.85         117.85
SISB...... SIS BANCORP INC.                           8.62   11.55    14.31      8.54       157.02         157.02
SJSB...... SJS BANCORP                               31.55   15.81    25.48     80.30       150.06         150.06
SKAN...... SKANEATELES BANCORP INC.                  12.50    7.49    11.31     12.10       109.13         112.83
SKBO...... FIRST CARNEGIE DEPOSIT, MHC                  NA      NA       NA        NA           NA             NA
SMBC...... SOUTHERN MISSOURI BANCORP INC.            16.67   16.81    16.35     23.61       107.26         107.26
SMFC...... SHO-ME FINANCIAL CORP.                    18.97   18.46    14.68     22.29       176.27         176.27
SOBI...... SOBIESKI BANCORP INC.                     25.88   14.17    20.49     50.86        84.19          84.19
SOPN...... FIRST SAVINGS BANCORP INC.                20.58   31.70    20.04     25.00       128.88         128.88
SOSA...... SOMERSET SAVINGS BANK                     14.15    8.57    11.20     14.15       145.30         145.30
SPBC...... ST. PAUL BANCORP INC.                     17.77   16.65    16.34     26.58       190.49         191.05
SRN....... SOUTHERN BANC COMPANY INC.                27.08   17.14    30.47     63.59       101.42         102.49
SSB....... SCOTLAND BANCORP INC                         NA   43.71    24.08        NA       119.18         119.18
SSFC...... SOUTH STREET FINANCIAL CORP.                 NA   30.60    23.90        NA       111.00         111.00
SSM....... STONE STREET BANCORP INC.                    NA   45.20    22.52        NA       126.09         126.09
STFR...... ST. FRANCIS CAPITAL CORP.                 16.62   10.15    13.28     19.57       124.53         141.53
STND...... STANDARD FINANCIAL INC.                   22.45   15.79    23.32     34.64       144.86         145.04
STSA...... STERLING FINANCIAL CORP.                  21.60    6.23    14.58    125.00       159.38         187.97
SVRN...... SOVEREIGN BANCORP INC.                       NA    9.21    28.26     22.23       205.50         280.23
SWBI...... SOUTHWEST BANCSHARES                      15.44   14.91    14.58     21.43       138.25         138.25
SWCB...... SANDWICH CO-OPERATIVE BANK                13.85   12.33    14.50     14.11       149.64         156.97
SZB....... SOUTHFIRST BANCSHARES INC.                87.50   13.15    26.56        NA        94.03          94.03
TBK....... TOLLAND BANK                              13.40    9.20    12.58     14.33       136.65         140.99
THR....... THREE RIVERS FINANCIAL CORP.              16.13   13.55    16.30     23.81        98.49          98.88
THRD...... TF FINANCIAL CORPORATION                  16.36   11.42    15.52     22.78        97.24         111.59
TPNZ...... TAPPAN ZEE FINANCIAL INC.                 20.12   20.78    21.71     27.97       119.22         119.22
TRIC...... TRI-COUNTY BANCORP INC.                   15.82   14.34    13.32     20.05        93.62          93.62
TSBS...... TRENTON SB, MHC                           25.33   27.41    21.59     22.09       164.64         180.09
TSH....... TECHE HOLDING CO.                         16.89   16.81    13.37     23.48       126.40         126.40
TWIN...... TWIN CITY BANCORP                         18.50   15.11    15.42     26.06       116.94         116.94
UBMT...... UNITED FINANCIAL CORP.                    16.81   22.14    16.25     20.53        97.79          97.79
UFRM...... UNITED FEDERAL SAVINGS BANK               27.81   12.63    16.36     61.81       166.04         166.04
VABF...... VIRGINIA BEACH FED. FINANCIAL             26.00   10.64    18.06     68.42       156.82         156.82
VFFC...... VIRGINIA FIRST FINANCIAL CORP.            25.87   15.80    14.64     12.36       196.04         203.01
WAMU...... WASHINGTON MUTUAL INC.                    23.72   14.62    15.31     59.31       291.54         309.11
WAYN...... WAYNE SAVINGS & LOAN CO. MHC              24.77   16.03    24.77     56.91       175.76         175.76
WBST...... WEBSTER FINANCIAL CORPORATION             13.59    8.82       NA     23.01       173.64         206.35
WCBI...... WESTCO BANCORP                            15.17   19.63    15.26     19.68       126.06         126.06
WCFB...... WEBSTER CITY FEDERAL SB, MHC                 NA   31.56    20.59     29.79       133.97         133.97
WEFC...... WELLS FINANCIAL CORP.                     13.73   14.04    12.07     21.54        98.59          98.59
WEHO...... WESTWOOD HOMESTEAD FIN. CORP.                NA   29.40    24.00        NA        94.97          94.97
WES....... WESTCORP                                  70.00   13.37    14.58     15.35       142.39         142.74
WFCO...... WINTON FINANCIAL CORP.                    10.76    8.49     8.20     12.50       118.67         121.42
WFSG...... WILSHIRE FINANCIAL SERVICES                  NA   10.51     9.78        NA       179.83         179.83
WFSL...... WASHINGTON FEDERAL INC.                   12.44   21.51    11.93     13.82       186.17         206.69
WHGB...... WHG BANCSHARES CORP.                         NA   22.28    25.45        NA       101.79         101.79
WOFC...... WESTERN OHIO FINANCIAL CORP.              31.25   12.28    37.95     44.27        91.56          97.12
WRNB...... WARREN BANCORP INC.                       11.70   18.77     7.41      9.72       185.98         185.98
WSB....... WASHINGTON SAVINGS BANK, FSB              11.61    8.02     7.62     16.81        96.34          96.34
WSFS...... WSFS FINANCIAL CORPORATION                 9.81   10.81     9.96      9.88       210.74         212.85
WSTR...... WESTERFED FINANCIAL CORP.                 17.97   11.98    20.13     24.85       109.14         138.13
WVFC...... WVS FINANCIAL CORPORATION                 12.31   15.36    11.90     15.18       120.73         120.73
WWFC...... WESTWOOD FINANCIAL CORPORATION               NA   10.76    14.52        NA       116.73         131.68
WYNE...... WAYNE BANCORP INC.                           NA   16.91    19.25        NA       116.17         116.17
YFCB...... YONKERS FINANCIAL CORPORATION                NA   16.35    14.06        NA       106.91         106.91
YFED...... YORK FINANCIAL CORP.                      16.43   11.97    11.83     20.70       142.07         142.07
                                                    ------  ------  -------    ------     --------        -------
AVERAGE...                                           20.60   15.76    17.64     28.57       136.67         142.07

           Comparable Thrift Data

JOAC...... JOACHIM BANCORP INC.                      37.82   31.46    52.68     59.00       108.54         108.54
HBBI...... HOME BUILDING BANCORP                     28.00   13.98    15.44     67.74       105.63         105.63
CSBF...... CSB FINANCIAL GROUP INC.                  39.06   24.53    52.08     56.82        97.81         103.73
MCBN...... MID-COAST BANCORP INC.                    13.00    7.76     9.20     20.97        90.24          90.24
NSLB...... NS&L BANCORP INC.                         28.45   20.10    21.71     37.50       100.86         100.86
CKFB...... CKF BANCORP INC.                          22.38   29.65    22.92     22.13       116.03         116.03
ALBC...... ALBION BANC CORP.                         24.47    8.67    12.78    104.55        97.38          97.38
MIVI...... MISSISSIPPI VIEW HOLDING CO.              17.21   17.17    17.41     25.22        94.05          94.05
ATSB...... AMTRUST CAPITAL CORP.                     47.22    9.45    21.25     28.98        92.93          93.96
SCCB...... S. CAROLINA COMMUNITY BANCSHRS            26.96   28.64    26.22     34.95       110.32         110.32
AVERAGE...                                           28.46   19.14    25.17     45.79       101.38         102.07
MAXIMUM...                                           47.22   31.46    52.68    104.55       116.03         116.03
MINIMUM...                                           13.00    7.76     9.20     20.97        90.24          90.24

EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                               PRODUCTIVITY
                                                                 FULL TIME
                                                                EQUIVALENT
                                                                 EMPLOYEES
TICKER                        SHORT NAME                      MOST RECENT QTR
------------------------------------------------------------  ---------------
%CAL...... California Federal Bank, a FSB                             NA
%CCMD..... Chevy Chase Bank, FSB                                      NA
AABC...... Access Anytime Bancorp, Inc.                               NA
AADV...... Advantage Bancorp Inc.                                    263
ABBK...... Abington Bancorp Inc.                                     160
ABCL...... Alliance Bancorp Inc.                                     460
ABCW...... Anchor BanCorp Wisconsin                                  561
AFBC...... Advance Financial Bancorp                                  NA
AFCB...... Affiliated Community Bancorp                              195
AFED...... AFSALA Bancorp Inc.                                        NA
AFFFZ..... America First Financial Fund                              396
AHCI...... Ambanc Holding Co. Inc.                                    NA
AHM....... Ahmanson & Company (H.F.)                               7,890
ALBC...... Albion Banc Corp.                                          NA
ALBK...... ALBANK Financial Corporation                            1,174
AMFB...... American Federal Bank FSB                                  NA
AMFC...... AMB Financial Corp.                                        NA
ANA....... Acadiana Bancshares Inc.                                   NA
ANBK...... American National Bancorp                                  NA
ANDB...... Andover Bancorp Inc.                                      267
ASBI...... Ameriana Bancorp                                          147
ASBP...... ASB Financial Corp.                                        23
ASFC...... Astoria Financial Corporation                             925
ATSB...... AmTrust Capital Corp.                                      NA
AVND...... Avondale Financial Corp.                                  192
BANC...... BankAtlantic Bancorp Inc.                                 985
BDJI...... First Federal Bancorporation                               40
BFD....... BostonFed Bancorp Inc.                                    257
BFFC...... Big Foot Financial Corp.                                   NA
BFSB...... Bedford Bancshares Inc.                                    37
BKC....... American Bank of Connecticut                              131
BKCO...... Bankers Corp.                                             269
BKCT...... Bancorp Connecticut Inc.                                  110
BKUNA..... BankUnited Financial Corp.                                242
BNKU...... Bank United Corp.                                       1,504
BPLS...... Bank Plus Corp.                                           476
BSBC...... Branford Savings Bank                                      74
BTHL...... Bethel Bancorp                                             NA
BVCC...... Bay View Capital Corp.                                    539
BWFC...... Bank West Financial Corp.                                  54
BYFC...... Broadway Financial Corp.                                   NA
CAFI...... Camco Financial Corp.                                     177
CAPS...... Capital Savings Bancorp Inc.                               78
CASB...... Cascade Financial Corp.                                   101
CASH...... First Midwest Financial Inc.                               99
CATB...... Catskill Financial Corp.                                   63
CBCI...... Calumet Bancorp Inc.                                      130
CBCO...... CB Bancorp Inc.                                            52
CBES...... CBES Bancorp Inc.                                          NA
CBK....... Citizens First Financial Corp.                             93
CBNH...... Community Bankshares Inc.                                 228
CBSA...... Coastal Bancorp Inc.                                      448
CBSB...... Charter Financial Inc.                                    106
CCFH...... CCF Holding Company                                        NA
CEBK...... Central Co-operative Bank                                  90
CENB...... Century Bancorp Inc.                                       11
CENF...... CENFED Financial Corp.                                    359
CFB....... Commercial Federal Corporation                          1,530
CFCP...... Coastal Financial Corp.                                   168
CFFC...... Community Financial Corp.                                  37
CFHC...... California Financial Holding                              351
CFNC...... Carolina Fincorp Inc.                                      41
CFSB...... CFSB Bancorp Inc.                                         229
CFTP...... Community Federal Bancorp                                  26
CFX....... CFX Corporation                                           769
CIBI...... Community Investors Bancorp                                NA
CKFB...... CKF Bancorp Inc.                                            8
CLAS...... Classic Bancshares Inc.                                    NA
CMRN...... Cameron Financial Corp                                     53
CMSB...... Commonwealth Bancorp Inc.                                 724
CMSV...... Community Savings, MHC                                    227
CNBA...... Chester Bancorp Inc.                                       42
CNIT...... CENIT Bancorp Inc.                                         NA
CNSB...... CNS Bancorp Inc.                                           27
CNY....... Carver Bancorp Inc.                                        96
COFD...... Collective Bancorp Inc.                                 1,077
COFI...... Charter One Financial                                   2,582
CONE...... Conestoga Bancorp, Inc.                                   105
COOP...... Cooperative Bankshares Inc.                               114
COVB...... CoVest Bancshares Inc.                                    123
CRZY...... Crazy Woman Creek Bancorp                                  10
CSA....... Coast Savings Financial                                 1,499
CSBF...... CSB Financial Group Inc.                                   NA
CTZN...... CitFed Bancorp Inc.                                       714
CVAL...... Chester Valley Bancorp Inc.                               107
CZF....... CitiSave Financial Corp                                    44
DCBI...... Delphos Citizens Bancorp Inc.                              22
DFIN...... Damen Financial Corp.                                      34
DIBK...... Dime Financial Corp.                                      145
DIME...... Dime Community Bancorp Inc.                               242
DME....... Dime Bancorp Inc.                                       2,917
DNFC...... D & N Financial Corp.                                     489
DSL....... Downey Financial Corp.                                  1,095
EBCP...... Eastern Bancorp                                           405
EBSI...... Eagle Bancshares                                          433
EFBC...... Empire Federal Bancorp Inc.                                NA
EFBI...... Enterprise Federal Bancorp                                 37
EGFC...... Eagle Financial Corp.                                     342
EGLB...... Eagle BancGroup Inc.                                       51
EIRE...... Emerald Isle Bancorp Inc.                                 110
EMLD...... Emerald Financial Corp.                                   134
EQSB...... Equitable Federal Savings Bank                             NA
ESBK...... Elmira Savings Bank (The)                                 132
ESX....... Essex Bancorp Inc.                                         NA
ETFS...... East Texas Financial Services                              26
FAB....... FirstFed America Bancorp Inc.                              NA
FBBC...... First Bell Bancorp Inc.                                    59
FBCI...... Fidelity Bancorp Inc.                                     105
FBCV...... 1ST Bancorp                                               139
FBER...... 1st Bergen Bancorp                                         55
FBHC...... Fort Bend Holding Corp.                                    NA
FBSI...... First Bancshares Inc.                                      62
FCB....... Falmouth Co-Operative Bank                                 26
FCBF...... FCB Financial Corp.                                        68
FCIT...... First Citizens Financial Corp.                            180
FCME...... First Coastal Corporation                                  NA
FDEF...... First Defiance Financial                                  145
FED....... FirstFed Financial Corp.                                  441
FESX...... First Essex Bancorp Inc.                                  286
FFBA...... First Colorado Bancorp Inc.                               354
FFBH...... First Federal Bancshares of AR                            146
FFBI...... First Financial Bancorp Inc.                               32
FFBS...... FFBS BanCorp Inc.                                          31
FFBZ...... First Federal Bancorp Inc.                                 71
FFCH...... First Financial Holdings Inc.                             537
FFDB...... FirstFed Bancorp Incorporated                              NA
FFDF...... FFD Financial Corp.                                        NA
FFED...... Fidelity Federal Bancorp                                  118
FFES...... First Federal of East Hartford                            189
FFFC...... FFVA Financial Corp.                                      132
FFFD...... North Central Bancshares Inc.                              NA
FFFG...... F.F.O. Financial Group Inc.                                NA
FFFL...... Fidelity Bankshares Inc., MHC                             268
FFHC...... First Financial Corp.                                   1,772
FFHH...... FSF Financial Corp.                                        90
FFHS...... First Franklin Corporation                                 47
FFIC...... Flushing Financial Corp.                                  200
FFKY...... First Federal Financial Corp.                             104
FFLC...... FFLC Bancorp Inc.                                         120
FFOH...... Fidelity Financial of Ohio                                105
FFPB...... First Palm Beach Bancorp Inc.                             404
FFSL...... First Independence Corp.                                   24
FFSW...... FirstFederal Financial Svcs                               392
FFSX...... First Fed SB of Siouxland, MHC                            160
FFWC...... FFW Corp.                                                  40
FFWD...... Wood Bancorp Inc.                                          43
FFYF...... FFY Financial Corp.                                       176
FGHC...... First Georgia Holding Inc.                                 83
FIBC...... Financial Bancorp Inc.                                     NA
FISB...... First Indiana Corporation                                 603
FKFS...... First Keystone Financial                                   72
FKKY...... Frankfort First Bancorp Inc.                               25
FLAG...... FLAG Financial Corp.                                      113
FLFC...... First Liberty Financial Corp.                             527
FLGS...... Flagstar Bancorp Inc.                                      NA
FLKY...... First Lancaster Bancshares                                 NA
FMBD...... First Mutual Bancorp Inc.                                 163
FMCO...... FMS Financial Corporation                                 258
FMSB...... First Mutual Savings Bank                                  NA
FNGB...... First Northern Capital Corp.                              215
FOBC...... Fed One Bancorp                                           122
FPRY...... First Financial Bancorp                                    NA
FRC....... First Republic Bancorp                                    168
FSBI...... Fidelity Bancorp Inc.                                     105
FSFC...... First Southeast Financial Corp                            121
FSLA...... First Savings Bank, MHC                                   230
FSNJ...... First Savings Bk of NJ, MHC                                79
FSPG...... First Home Bancorp Inc.                                   115
FSSB...... First FS&LA of San Bernardino                              51
FSTC...... First Citizens Corporation                                 83
FTF....... Texarkana First Financial Corp                             34
FTFC...... First Federal Capital Corp.                               651
FTNB...... Fulton Bancorp Inc.                                        NA
FTSB...... Fort Thomas Financial Corp.                                19
FWWB...... First SB of Washington Bancorp                             NA
GAF....... GA Financial Inc.                                         196
GBCI...... Glacier Bancorp Inc.                                      255
GDVS...... Greater Delaware Valley SB,MHC                             67
GDW....... Golden West Financial                                   4,452
GFCO...... Glenway Financial Corp.                                    65
GFED...... Guaranty Federal SB, MHC                                   58
GFSB...... GFS Bancorp Inc.                                           16
GLBK...... Glendale Co-Operative Bank                                 NA
GLN....... Glendale Federal Bank FSB                                  NA
GPT....... GreenPoint Financial Corp.                              1,954
GRTR...... Greater New York Savings Bank                             548
GSBC...... Great Southern Bancorp Inc.                               385
GSFC...... Green Street Financial Corp.                               30
GSLA...... GS Financial Corp.                                         NA
GTFN...... Great Financial Corporation                               822
GTPS...... Great American Bancorp                                     NA
GUPB...... GFSB Bancorp Inc.                                          NA
GWBC...... Gateway Bancorp Inc.                                        9
GWF....... Great Western Financial                                11,646
HALL...... Hallmark Capital Corp.                                     73
HARB...... Harbor Federal Savings Bk, MHC                            313
HARL...... Harleysville Savings Bank                                  52
HARS...... Harris Savings Bank, MHC                                  486
HAVN...... Haven Bancorp Inc.                                        435
HBBI...... Home Building Bancorp                                      14
HBEI...... Home Bancorp of Elgin Inc.                                122
HBFW...... Home Bancorp                                               83
HBNK...... Highland Federal Bank FSB                                 115
HBS....... Haywood Bancshares Inc.                                    NA
HCBB...... HCB Bancshares Inc.                                        NA
HCFC...... Home City Financial Corp.                                  14
HEMT...... HF Bancorp Inc.                                            NA
HFFB...... Harrodsburg First Fin Bancorp                              15
HFFC...... HF Financial Corp.                                        259
HFGI...... Harrington Financial Group                                 51
HFNC...... HFNC Financial Corp.                                      125
HFSA...... Hardin Bancorp Inc.                                        18
HHFC...... Harvest Home Financial Corp.                               NA
HIFS...... Hingham Instit. for Savings                                63
HMCI...... HomeCorp Inc.                                             181
HMLK...... Hemlock Federal Financial Corp                             59
HMNF...... HMN Financial Inc.                                         NA
HOMF...... Home Federal Bancorp                                      246
HPBC...... Home Port Bancorp Inc.                                     46
HRBF...... Harbor Federal Bancorp Inc.                                51
HRZB...... Horizon Financial Corp.                                   117
HTHR...... Hawthorne Financial Corp.                                  NA
HVFD...... Haverfield Corporation                                     95
HWEN...... Home Financial Bancorp                                     15
HZFS...... Horizon Financial Svcs Corp.                               27
IBSF...... IBS Financial Corp.                                       130
IFSB...... Independence Federal Savings                               NA
IFSL...... Indiana Federal Corporation                               285
INBI...... Industrial Bancorp                                         83
INCB...... Indiana Community Bank SB                                  NA
IPSW...... Ipswich Savings Bank                                       NA
ISBF...... ISB Financial Corporation                                  NA
ITLA...... ITLA Capital Corp.                                        151
IWBK...... InterWest Bancorp Inc.                                    563
JOAC...... Joachim Bancorp Inc.                                       14
JSBA...... Jefferson Savings Bancorp                                  NA
JSBF...... JSB Financial Inc.                                        355
JXSB...... Jacksonville Savings Bank, MHC                             80
JXVL...... Jacksonville Bancorp Inc.                                  71
KFBI...... Klamath First Bancorp                                     101
KNK....... Kankakee Bancorp Inc.                                     117
KSAV...... KS Bancorp Inc.                                            27
KSBK...... KSB Bancorp Inc.                                           NA
KYF....... Kentucky First Bancorp Inc.                                22
LARK...... Landmark Bancshares Inc.                                   45
LARL...... Laurel Capital Group Inc.                                  50
LFBI...... Little Falls Bancorp Inc.                                  39
LFED...... Leeds Federal Savings Bk, MHC                              27
LIFB...... Life Bancorp Inc.                                         224
LISB...... Long Island Bancorp Inc.                                1,470
LOGN...... Logansport Financial Corp.                                 12
LONF...... London Financial Corporation                               NA
LSBI...... LSB Financial Corp.                                        61
LSBX...... Lawrence Savings Bank                                     100
LVSB...... Lakeview Financial                                         NA
LXMO...... Lexington B&L Financial Corp.                              NA
MAFB...... MAF Bancorp Inc.                                          808
MARN...... Marion Capital Holdings                                    31
MASB...... MASSBANK Corp.                                            179
MBB....... MSB Bancorp Inc.                                          239
MBBC...... Monterey Bay Bancorp Inc.                                  NA
MBLF...... MBLA Financial Corp.                                       12
MBSP...... Mitchell Bancorp Inc.                                       6
MCBN...... Mid-Coast Bancorp Inc.                                     22
MCBS...... Mid Continent Bancshares Inc.                             160
MDBK...... Medford Savings Bank                                      256
MECH...... Mechanics Savings Bank                                    226
MERI...... Meritrust Federal SB                                       91
METF...... Metropolitan Financial Corp.                              261
MFBC...... MFB Corp.                                                  61
MFCX...... Marshalltown Financial Corp.                               32
MFFC...... Milton Federal Financial Corp.                             50
MFLR...... Mayflower Co-operative Bank                                47
MFSL...... Maryland Federal Bancorp                                  247
MGNL...... Magna Bancorp Inc.                                      1,102
MIFC...... Mid-Iowa Financial Corp.                                   36
MIVI...... Mississippi View Holding Co.                               21
MLBC...... ML Bancorp Inc.                                            NA
MRKF...... Market Financial Corporation                               NA
MSBF...... MSB Financial Inc.                                         18
MSBK...... Mutual Savings Bank FSB                                   229
MWBI...... Midwest Bancshares Inc.                                    39
MWBX...... MetroWest Bank                                            174
MWFD...... Midwest Federal Financial                                  88
NASB...... North American Savings Bank                               240
NBN....... Northeast Bancorp                                          NA
NBSI...... North Bancshares Inc.                                      32
NEIB...... Northeast Indiana Bancorp                                  38
NHTB...... New Hampshire Thrift Bncshrs                              119
NASB...... NewMil Bancorp Inc.                                       122
NSBC...... NewSouth Bancorp, Inc.                                     NA
NSLB...... NS&L Bancorp Inc.                                          17
NSSB...... Norwich Financial Corp.                                   244
NSSY...... Norwalk Savings Society                                    NA
NTMG...... Nutmeg Federal S&LA                                        NA
NWEQ...... Northwest Equity Corp.                                     NA
NWSB...... Northwest Savings Bank, MHC                               773
NYB....... New York Bancorp Inc.                                     495
OCFC...... Ocean Financial Corp.                                     229
OCWN...... Ocwen Financial Corporation                               629
OFCP...... Ottawa Financial Corp.                                    247
OHSL...... OHSL Financial Corp.                                       59
PALM...... Palfed, Inc.                                              301
PAMM...... PacificAmerica Money Center                                NA
PBCI...... Pamrapo Bancorp Inc.                                       80
PBCT...... People's Bank, MHC                                      2,821
PBIX...... Patriot Bank Corp.                                        117
PBKB...... People's Bancshares Inc.                                  204
PBNB...... People's Savings Financial Cp.                            122
PCBC...... Perry County Financial Corp.                               NA
PCCI...... Pacific Crest Capital                                      62
PDB....... Piedmont Bancorp Inc.                                      30
PEEK...... Peekskill Financial Corp.                                  24
PERM...... Permanent Bancorp Inc.                                    128
PERT...... Perpetual Bank, MHC                                        NA
PETE...... Primary Bank                                              184
PFDC...... Peoples Bancorp                                            79
PFED...... Park Bancorp Inc.                                          NA
PFFB...... PFF Bancorp Inc.                                          470
PFFC...... Peoples Financial Corp.                                    19
PFNC...... Progress Financial Corporation                            170
PFSB...... PennFed Financial Services Inc                            185
PFSL...... Pocahontas FS&LA, MHC                                      58
PHBK...... Peoples Heritage Finl Group                             2,365
PHFC...... Pittsburgh Home Financial Corp                             56
PKPS...... Poughkeepsie Financial Corp.                              266
PLE....... Pinnacle Bancshares Inc.                                   87
PLSK...... Pulaski Savings Bank, MHC                                  NA
PMFI...... Perpetual Midwest Financial                               103
POBS...... Portsmouth Bank Shares                                     63
PRBC...... Prestige Bancorp Inc.                                      32
PROV...... Provident Financial Holdings                               NA
PSBK...... Progressive Bank Inc.                                     271
PSFC...... Peoples-Sidney Financial Corp.                             18
PSFI...... PS Financial Inc.                                          15
PTRS...... Potters Financial Corp.                                    41
PULB...... Pulaski Bank, Savings Bk, MHC                              NA
PULS...... Pulse Bancorp                                              53
PVFC...... PVF Capital Corp.                                          NA
PVSA...... Parkvale Financial Corporation                            232
PWBC...... PennFirst Bancorp Inc.                                    111
PWBK...... Pennwood Bancorp Inc.                                      11
QCBC...... Quaker City Bancorp Inc.                                  148
QCFB...... QCF Bancorp Inc.                                           NA
QCSB...... Queens County Bancorp Inc.                                 NA
RARB...... Raritan Bancorp Inc.                                       86
RCSB...... RCSB Financial Inc.                                     1,675
REDF...... RedFed Bancorp Inc.                                       276
RELI...... Reliance Bancshares Inc.                                   NA
RELY...... Reliance Bancorp Inc.                                     389
RFED...... Roosevelt Financial Group                                  NA
RIVR...... River Valley Bancorp                                       57
ROSE...... TR Financial Corp.                                        441
RSLN...... Roslyn Bancorp Inc.                                       383
RVSB...... Riverview Savings Bank, MHC                                82
SBCN...... Suburban Bancorporation Inc.                               58
SBFL...... SB of the Finger Lakes, MHC                                63
SBOS...... Boston Bancorp (The)                                       NA
SCBS...... Southern Community Bancshares                              NA
SCCB...... S. Carolina Community Bancshrs                             NA
SECP...... Security Capital Corporation                              911
SFED...... SFS Bancorp Inc.                                           61
SFFC...... StateFed Financial Corporation                             NA
SFIN...... Statewide Financial Corp.                                  NA
SFNB...... Security First Network Bank                                NA
SFSB...... SuburbFed Financial Corp.                                 161
SFSL...... Security First Corp.                                      156
SGVB...... SGV Bancorp Inc.                                           88
SHEN...... First Shenango Bancorp Inc.                                99
SISB...... SIS Bancorp Inc.                                          467
SJSB...... SJS Bancorp                                                NA
SKAN...... Skaneateles Bancorp Inc.                                  109
SKBO...... First Carnegie Deposit, MHC                                NA
SMBC...... Southern Missouri Bancorp Inc.                             43
SMFC...... Sho-Me Financial Corp.                                     78
SOBI...... Sobieski Bancorp Inc.                                      22
SOPN...... First Savings Bancorp Inc.                                 40
SOSA...... Somerset Savings Bank                                     138
SPBC...... St. Paul Bancorp Inc.                                   1,071
SRN....... Southern Banc Company Inc.                                 NA
SSB....... Scotland Bancorp Inc                                       14
SSFC...... South Street Financial Corp.                               37
SSM....... Stone Street Bancorp Inc.                                  18
STFR...... St. Francis Capital Corp.                                 340
STND...... Standard Financial Inc.                                   436
STSA...... Sterling Financial Corp.                                  510
SVRN...... Sovereign Bancorp Inc.                                  1,578
SWBI...... Southwest Bancshares                                       96
SWCB...... Sandwich Co-operative Bank                                154
SZB....... SouthFirst Bancshares Inc.                                 45
TBK....... Tolland Bank                                               85
THR....... Three Rivers Financial Corp.                               NA
THRD...... TF Financial Corporation                                  153
TPNZ...... Tappan Zee Financial Inc.                                  NA
TRIC...... Tri-County Bancorp Inc.                                    19
TSBS...... Trenton SB, MHC                                           134
TSH....... Teche Holding Co.                                         138
TWIN...... Twin City Bancorp                                          52
UBMT...... United Financial Corp.                                     NA
UFRM...... United Federal Savings Bank                               141
VABF...... Virginia Beach Fed. Financial                             182
VFFC...... Virginia First Financial Corp.                            398
WAMU...... Washington Mutual Inc.                                  8,773
WAYN...... Wayne Savings & Loan Co. MHC                               94
WBST...... Webster Financial Corporation                           1,123
WCBI...... Westco Bancorp                                             55
WCFB...... Webster City Federal SB, MHC                               21
WEFC...... Wells Financial Corp.                                      NA
WEHO...... Westwood Homestead Fin. Corp.                              18
WES....... Westcorp                                                2,756
WFCO...... Winton Financial Corp.                                     NA
WFSG...... Wilshire Financial Services                                NA
WFSL...... Washington Federal Inc.                                   654
WHGB...... WHG Bancshares Corp.                                       NA
WOFC...... Western Ohio Financial Corp.                              124
WRNB...... Warren Bancorp Inc.                                       142
WSB....... Washington Savings Bank, FSB                               NA
WSFS...... WSFS Financial Corporation                                285
WSTR...... WesterFed Financial Corp.                                 360
WVFC...... WVS Financial Corporation                                  56
WWFC...... Westwood Financial Corporation                             15
WYNE...... Wayne Bancorp Inc.                                         50
YFCB...... Yonkers Financial Corporation                              57
YFED...... York Financial Corp.                                      380
Average... 360


Comparable
  Thrift
  Data


 3/31/96
----------
JOAC...... Joachim Bancorp Inc.                                       14
HBBI...... Home Building Bancorp                                      14
CSBF...... CSB Financial Group Inc.                                   NA
MCBN...... Mid-Coast Bancorp Inc.                                     22
NSLB...... NS&L Bancorp Inc.                                          17
CKFB...... CKF Bancorp Inc.                                            8
ALBC...... Albion Banc Corp.                                          NA
MIVI...... Mississippi View Holding Co.                               21
ATSB...... AmTrust Capital Corp.                                      NA
SCCB...... S. Carolina Community Bancshrs                             NA
Average...                                                         16.00
Maximum...                                                         22.00
Minimum...                                                          8.00

                                   EXHIBIT 6
                               INDUSTRY MULTIPLES
                        PRICING DATA AS OF JUNE 10, 1997

                                                            CURRENT PRICE IN RELATION TO
                                                    --------------------------------------------                           LTM
                                CURRENT   CURRENT                                      TANGIBLE             CURRENT      DIVIDEND
                                 STOCK     MARKET                           BOOK         BOOK               DIVIDEND      PAYOUT
                                 PRICE     VALUE    EARNINGS   LTM EPS     VALUE        VALUE      ASSETS    YIELD        RATIO
TICKER         SHORT NAME         ($)       ($M)      (X)        (X)        (%)          (%)        (%)       (%)          (%)
------------------------------  -------   --------  --------   -------   ----------   ----------   ------   --------   ------------

%CAL...... California Federal
          Bank, a FSB               NA          NA       NA        NA          NA           NA        NA        NA            NA

%CCMD..... Chevy Chase Bank,
          FSB                       NA          NA       NA        NA          NA           NA        NA        NA            NA

AABC...... Access Anytime
          Bancorp, Inc.          5.750        6.86    11.98        NA       90.69        90.69      6.17     0.000          0.00

AADV...... Advantage Bancorp
          Inc.                  38.500      124.42    13.18     38.12      137.84       148.82     12.18     1.039         33.66

ABBK...... Abington Bancorp
          Inc.                  24.750       46.87     11.9     13.10      138.58       154.78      9.53     1.616         21.16

ABCL...... Alliance Bancorp
          Inc.                  29.750      158.54    23.24     29.75      129.74       131.46     12.08     2.185            10

ABCW...... Anchor BanCorp
          Wisconsin             43.250      198.14    11.15     15.34      168.09       171.49     10.51     1.295         16.84

AFBC...... Advance Financial
          Bancorp               13.938       15.12       NA        NA       94.49        94.49     14.59     2.296            NA

AFCB...... Affiliated Community
          Bancorp               24.500      158.38    13.61     17.01      150.96       151.89     14.99     1.959         30.00

AFED...... AFSALA Bancorp Inc.  13.875       20.18    16.52        NA       88.60        88.83     13.26     1.153            NA

AFFFZ..... America First
          Financial Fund        38.000      228.40    10.92      8.39      133.66       135.57     10.46     4.211         35.32

AHCI...... Ambanc Holding Co.
          Inc.                  14.750       64.78    23.05        NA      106.50       106.50     13.55     0.000             0

AHM....... Ahmanson & Company
          (H.F.)                44.375    4,463.93    12.75     35.22      232.94       275.96      9.17     1.983         69.84

ALBC...... Albion Banc Corp.    23.000        6.05    12.78    104.55       97.38        97.38      8.67     1.348        140.91

ALBK...... ALBANK Financial
          Corporation           36.938      472.27    13.78     18.75      147.16       169.67     13.54     1.624         27.41

AMFB...... American Federal
          Bank FSB              31.125      343.94    18.53     23.58      292.53       313.76     26.28     1.542         40.91

AMFC...... AMB Financial Corp.  14.250       13.73    14.84        NA       99.72        99.72     16.25     1.684            NA

ANA....... Acadiana Bancshares
          Inc.                  19.750       53.94    15.93        NA      118.26       118.26     20.61     1.823            NA

ANBK...... American National
          Bancorp               15.000       54.20    13.39     39.47      114.68       114.68     10.73     0.800         23.68

ANDB      Andover Bancorp Inc.  29.500      151.88     11.9     11.61      155.59       155.59     12.55     2.305         21.65

ASBI...... Ameriana Bancorp     15.500       50.22    14.35     21.53      115.84       115.93     12.56     3.871         80.56

ASBP...... ASB Financial Corp.  12.250       21.09    21.88     29.88      115.35       115.35     19.27     3.265            NA

ASFC...... Astoria Financial
          Corporation           42.313      898.84    14.69     24.32      153.81       184.85     11.69     1.418         25.29

ATSB...... AmTrust Capital
          Corp.                 12.750        6.71    21.25     28.98       92.93        93.96      9.45     1.569         11.36

AVND...... Avondale Financial
          Corp.                 13.250       46.71       NA        NA       89.05        89.05      7.35     0.000          0.00

BANC...... BankAtlantic Bancorp
          Inc.                  13.750      325.56    12.28     14.32      167.07       205.22      9.20     0.847         12.03

BDJI...... First Federal
          Bancorporation        19.000       13.31    21.59     36.54      110.59       110.59     12.36     0.000             0

BFD....... BostonFed Bancorp
          Inc.                  16.938      100.99    12.83     26.47      112.77       116.81     10.73     1.653         31.25

BFFC...... Big Foot Financial
          Corp.                 15.625       39.26       NA        NA      109.42       109.42     18.69     0.000            NA

BFSB...... Bedford Bancshares
          Inc.                  20.188       23.06    13.28     16.68      115.82       115.82     17.54     2.576         38.02

BKC....... American Bank of
          Connecticut           35.375       81.43    11.05     11.91      173.49       181.50     13.84     4.071         51.18

BKCO...... Bankers Corp.        25.500      315.99    11.38     12.81      159.57       162.21     12.42     2.510         32.16

BKCT...... Bancorp Connecticut
          Inc.                  25.750       65.82    12.38     13.99      153.18       153.18     15.93     3.417         42.08

BKUNA..... BankUnited Financial
          Corp.                  9.625       82.44    20.05     41.85      131.31       163.41      5.86     0.000             0

BNKU...... Bank United Corp.    35.125    1,109.80    12.54        NA      195.03       199.46     10.09     1.594            NA

BPLS...... Bank Plus Corp.      10.500      191.60    11.41        NA      118.24       118.51      5.81     0.000          0.00

BSBC...... Branford Savings
          Bank                   4.125       27.06    12.89     14.22      159.88       159.88     15.25     1.939         13.79

BTHL...... Bethel Bancorp       12.500       15.15    16.45     13.02       91.17       108.60      6.89     2.560         20.83

BVCC...... Bay View Capital
          Corp.                 25.375      329.12    16.27     28.19      171.22       180.09     10.81     1.261         34.44

BWFC...... Bank West Financial
          Corp.                 13.250       23.63     20.7     22.84      104.99       104.99     16.07     2.113         48.28

BYFC...... Broadway Financial
          Corp.                 10.750        9.60    38.39        NA       75.33        75.33      8.08     1.860            NA

CAFI...... Camco Financial
          Corp.                 18.500       56.64    11.86     16.97      123.66       134.45     11.99     2.811         43.06

CAPS...... Capital Savings
          Bancorp Inc.          17.250       32.63    14.87     22.70      158.40       158.40     13.72     1.391         27.63

CASB...... Cascade Financial
          Corp.                 19.000       39.03    20.65     28.79      179.41       179.41     11.08     0.000          0.00

CASH...... First Midwest
          Financial Inc.        16.000       45.24    13.79     16.67      105.40       119.14     12.22     2.250         34.02

CATB...... Catskill Financial
          Corp.                 15.750       79.91    19.69        NA      107.14       107.14     28.90     1.778            NA

CBCI...... Calumet Bancorp Inc. 38.000       80.34    13.19     17.43      107.86       107.86     17.20     0.000             0

CBCO...... CB Bancorp Inc.      34.000       39.52    17.35     20.73      197.56       197.56     17.44     0.000          0.00

CBES...... CBES Bancorp Inc.    16.875       17.30    15.63        NA       98.80        98.80     18.16     2.370            NA

CBK....... Citizens First
          Financial Corp.       15.500       43.38    27.68        NA       97.42        97.42     15.97     0.000            NA

CBNH...... Community Bankshares
          Inc.                  37.625       92.75    17.75     18.26      223.96       223.96     15.97     1.701         30.10

CBSA...... Coastal Bancorp Inc. 27.750      137.88    10.84     19.01      143.41       169.83      4.83     1.730          27.4

CBSB...... Charter Financial
          Inc.                  17.000       71.74    16.35     20.99      128.59       146.55     18.17     1.882         32.10

CCFH...... CCF Holding Company  15.750       12.98    98.44     71.59      109.53       109.53     15.67     3.175        318.18

CEBK...... Central Co-operative
          Bank                  17.375       34.14    10.59     17.91      102.57       115.60     10.53     1.842          8.25

CENB...... Century Bancorp Inc. 69.000       28.11    14.74        NA       93.94        93.94     28.12     2.899            NA

CENF...... CENFED Financial
          Corp.                 31.125      179.30    12.97     17.10      155.24       155.55      7.92     1.051         17.57

CFB....... Commercial Federal
          Corporation           35.875      772.46    12.12     18.59      188.92       212.28     11.19     0.780         14.17

CFCP...... Coastal Financial
          Corp.                 22.875      106.06    19.72     26.60      359.11       359.11     21.89     1.443         38.37

CFFC...... Community Financial
          Corp.                 22.500       28.63    12.23     17.05      124.72       124.72     17.18     2.489         37.88

CFHC...... California Financial
          Holding               29.500      140.59    13.41     20.34      153.49       154.13     10.69     1.492         30.34

CFNC...... Carolina Fincorp
          Inc.                  14.500       26.85    20.14        NA      104.24       104.24     24.70     1.379            NA

CFSB...... CFSB Bancorp Inc.    23.750      122.07    13.81     21.59      192.78       192.78     14.71     2.297         41.25

CFTP...... Community Federal
          Bancorp               17.500       74.94    21.88     26.52      108.49       108.49     36.37     1.714         45.45

CFX....... CFX Corporation      18.250      238.16    12.67     16.59      178.05       191.10     13.65     4.822         57.32

CIBI...... Community Investors
          Bancorp               19.250       12.18    11.74     19.06      108.57       108.57     12.50     2.078         33.66

CKFB...... CKF Bancorp Inc.     19.250       17.85    22.92     22.13      116.03       116.03     29.65     2.286        165.52

CLAS...... Classic Bancshares
          Inc.                  14.500       19.18    17.26     45.31      100.14       119.15     14.94     1.931         40.63

CMRN...... Cameron Financial
          Corp                  16.750       44.40    18.21     20.94       99.00        99.00     22.72     1.672         35.00

CMSB...... Commonwealth Bancorp
          Inc.                  15.500      264.96    13.84        NA      124.00       161.46     11.86     1.806            NA

CMSV...... Community Savings,
          MHC                   21.750      107.02    20.14     26.52      139.69       139.69     15.69     4.138        100.61

CNBA...... Chester Bancorp Inc. 15.250       33.28    21.18        NA      105.17       105.17     23.35     1.574            NA

CNIT...... CENIT Bancorp Inc.   45.000       73.85    18.15     22.06      147.16       160.89     10.44     2.222         44.12

CNSB...... CNS Bancorp Inc.     16.000       26.45    26.67        NA      108.62       108.62     26.96     1.250            NA

CNY....... Carver Bancorp Inc.  10.500       24.30       NA        NA       71.14        74.31      5.74     0.000          0.00

COFD...... Collective Bancorp
          Inc.                  44.563      911.16    14.28     18.19      235.91       260.75     16.51     2.244         40.82

COFI...... Charter One
          Financial             48.750    2,259.01     13.1     17.41      237.46       255.24     16.09     2.051         32.11

CONE...... Conestoga Bancorp,
          Inc.                      NA          NA       NA        NA          NA           NA        NA        NA         28.17

COOP...... Cooperative
          Bankshares Inc.       21.000       31.33    14.19        NA      120.07       120.07      8.99     0.000          0.00

COVB...... CoVest Bancshares
          Inc.                      18       54.32    11.25        60      110.02       115.46      9.83     2.222        133.33

CRZY...... Crazy Woman Creek
          Bancorp               13.125       13.19    19.30     25.24       91.02        91.02     25.35     3.048         67.31

CSA....... Coast Savings
          Financial             45.750      850.61    18.15     68.28      195.10       197.80      9.67     0.000             0

CSBF...... CSB Financial Group
          Inc.                  12.500       11.77    52.08     56.82       97.81       103.73     24.53     0.000          0.00

CTZN...... CitFed Bancorp Inc.  37.250      320.84     13.5     21.91      172.53       193.71     10.92     0.859         15.29

CVAL...... Chester Valley
          Bancorp Inc.          19.750       40.56    14.11     22.97      155.27       155.27     13.29     2.228         39.07

CZF....... CitiSave Financial
          Corp                  20.000       19.24    26.32     50.00      154.44       154.44     25.68     2.000        587.50

DCBI...... Delphos Citizens
          Bancorp Inc.          14.188       28.93    13.14        NA       95.29        95.29     27.01     0.000            NA

DFIN...... Damen Financial
          Corp.                 14.250       46.27    22.27     30.32      100.92       100.92     20.35     1.684         51.06

DIBK...... Dime Financial Corp. 23.625      121.34     8.32      9.12      190.37       197.53      14.9     1.693         12.36

                                                            CURRENT PRICE IN RELATION TO
                                                    --------------------------------------------                           LTM
                                CURRENT   CURRENT                                      TANGIBLE             CURRENT      DIVIDEND
                                 STOCK     MARKET                           BOOK         BOOK               DIVIDEND      PAYOUT
                                 PRICE     VALUE    EARNINGS   LTM EPS     VALUE        VALUE      ASSETS    YIELD        RATIO
TICKER         SHORT NAME         ($)       ($M)      (X)        (X)        (%)          (%)        (%)       (%)          (%)
------------------------------  -------   --------  --------   -------   ----------   ----------   ------   --------   ------------

DIME...... Dime Community
          Bancorp Inc.          17.875      234.63    17.19        NA      123.02       143.34     18.96     1.007            NA

DME....... Dime Bancorp Inc.    17.375    1,828.88    14.01     16.87      173.58       175.15      9.90     0.000          0.00

DNFC...... D & N Financial
          Corp.                 18.000      149.68    11.84     17.14      170.45       172.41      9.79     0.000             0

DSL....... Downey Financial
          Corp.                 21.750      581.46    11.82     26.20      145.19       147.36     10.60     1.471         36.72

EBCP...... Eastern Bancorp      26.000       96.46    17.11     31.71      145.58       153.39     11.05     2.462         68.29

EBSI...... Eagle Bancshares     16.250       73.97    15.05     18.90      127.55       127.55     11.10     3.692         67.44

EFBC...... Empire Federal
          Bancorp Inc.          13.438       34.83       NA        NA       87.54        87.54     32.27     2.232            NA

EFBI...... Enterprise Federal
          Bancorp               18.750       37.70    15.12     22.06      119.12       119.27     14.69     5.333        147.06

EGFC...... Eagle Financial
          Corp.                 29.875      136.26    12.45     16.78      130.40       173.19      9.00     3.079         51.69

EGLB...... Eagle BancGroup Inc. 15.500       19.65    38.75        NA       95.21        95.21     11.52     0.000            NA

EIRE...... Emerald Isle Bancorp
          Inc.                  18.250       40.80    12.01     12.76      142.24       142.24      9.90     1.534         17.62

EMLD...... Emerald Financial
          Corp.                 14.000       70.86    12.07     18.42      160.37       163.17     12.04     1.714         39.47

EQSB...... Equitable Federal
          Savings Bank          36.250       21.83     8.97     17.43      145.52       145.52      7.37     0.000             0

ESBK...... Elmira Savings Bank
          (The)                 20.750       14.66    21.61     23.31      102.72       107.29      6.58     3.084         71.91

ESX....... Essex Bancorp Inc.    1.125        1.19       NA        NA          NA           NA      0.66     0.000          0.00

ETFS...... East Texas Financial
          Services              17.250       17.69    22.70     44.23       87.61        87.61     16.67     1.159         51.28

FAB....... FirstFed America
          Bancorp Inc.          14.813      128.98       NA        NA      105.58       105.58     13.16     0.000            NA

FBBC...... First Bell Bancorp
          Inc.                  14.688       99.92    13.11     14.54      138.17       138.17     14.09     2.723        331.68

FBCI...... Fidelity Bancorp
          Inc.                  18.750       52.35    13.02     21.55      105.69       105.99     10.77     1.707         29.89

FBCV...... 1ST Bancorp          30.750       21.45     9.86     33.79       98.59       100.82      7.85     1.301         42.37

FBER...... 1st Bergen Bancorp   13.625       41.08    18.92        NA       99.02        99.02     16.28     0.881            NA

FBHC...... Fort Bend Holding
          Corp.                 26.500       21.79    10.69     29.12      118.25       127.59      7.38     1.057         30.77

FBSI...... First Bancshares
          Inc.                  20.125       23.00     12.9     17.06      101.64       101.80     14.59     0.994         16.95

FCB....... Falmouth
          Co-Operative Bank     15.875       23.09    33.07     30.53      104.65       104.65     25.58     1.260         19.23

FCBF...... FCB Financial Corp.  24.750       60.98    19.96     25.26      129.51       129.51     22.67     2.909         70.41

FCIT...... First Citizens
          Financial Corp.       29.000       85.37    16.48     26.61      201.53       201.53     12.30     0.000             0

FCME...... First Coastal
          Corporation            9.188       12.48    12.09      1.77       92.90        92.90      8.25     0.000          0.00

FDEF...... First Defiance
          Financial             14.000      131.93    20.59     32.56      112.81       112.81     24.16     2.286         69.77

FED....... FirstFed Financial
          Corp.                 29.750      314.17    15.49     31.99      160.98       163.10      7.61     0.000          0.00

FESX...... First Essex Bancorp
          Inc.                  16.375      122.55    14.62     11.14      146.21       169.69     10.69     2.931         32.65

FFBA...... First Colorado
          Bancorp Inc.          17.750      293.97    15.30     22.47      153.02       155.16     19.47     2.254         44.30

FFBH...... First Federal
          Bancshares of AR      19.375       94.86    14.68        NA      115.40        115.4     18.25     1.032            NA

FFBI...... First Financial
          Bancorp Inc.          16.000        6.65    10.81        NA       91.43        91.43      7.14     0.000             0

FFBS...... FFBS BanCorp Inc.    23.000       35.82    16.91     23.71      135.21       135.21     27.84     2.174         51.55

FFBZ...... First Federal
          Bancorp Inc.          17.500       27.51     17.5     22.15      208.83       209.08     14.35     1.371         29.11

FFCH...... First Financial
          Holdings Inc.         29.000      183.56    12.95     21.64      186.26       186.26     11.45     2.483         50.75

FFDB...... FirstFed Bancorp
          Incorporated          18.250       22.37    10.61     24.01      127.36       139.42     12.68     2.192         60.53

FFDF...... FFD Financial Corp.  13.375       19.46    23.88        NA       92.18        92.18     22.81     2.243            NA

FFED...... Fidelity Federal
          Bancorp                9.000       22.39    11.25        60      174.08       174.08      8.95     4.444        466.67

FFES...... First Federal of
          East Hartford         26.500       70.48    14.40     17.32      115.22       115.22      7.20     2.264         39.22

FFFC...... FFVA Financial Corp. 25.750      116.40    16.09     22.20      151.56       155.03     21.17     1.864         36.21

FFFD...... North Central
          Bancshares Inc.       15.563       51.66    14.41     16.73      106.67       106.67     26.23     1.606         26.88

FFFG...... F.F.O. Financial
          Group Inc.             4.375       36.95    15.63     17.50      177.85       177.85     11.53     0.000          0.00

FFFL...... Fidelity Bankshares
          Inc., MHC             18.750      126.86    26.04     38.27      155.22       156.51     13.69     4.267        153.06

FFHC...... First Financial
          Corp.                 28.125    1,017.79    13.79     20.38      252.47       260.18     17.63     2.133         39.13

FFHH...... FSF Financial Corp.  16.625       50.91    16.63     22.77      104.76       104.76     14.01     3.008         68.49

FFHS...... First Franklin
          Corporation           20.500       24.16    17.67     78.85      121.09       121.95     10.68     1.561        123.08

FFIC...... Flushing Financial
          Corp.                 18.875      152.65    18.88     21.70      117.53       117.53     18.82     1.272         13.79

FFKY...... First Federal
          Financial Corp.       19.000       79.05    12.84     17.76      156.25       166.37     21.26     2.737         45.79

FFLC...... FFLC Bancorp Inc.    26.750       62.55    16.72     28.46      120.71       120.71     17.47     1.794         44.68

FFOH...... Fidelity Financial
          of Ohio               14.875       83.21    16.90     33.06      123.65       140.73     16.22     1.882         48.89

FFPB...... First Palm Beach
          Bancorp Inc.          29.625      148.40    16.10        NA      140.80       144.51      9.52     2.025            NA

FFSL...... First Independence
          Corp.                 11.281       11.22    17.63     23.50       98.87        98.87     10.38     2.216         44.27

FFSW...... FirstFederal
          Financial Svcs        35.000      160.60    17.16     22.44      273.01       323.18     14.76     1.257         24.62

FFSX...... First Fed SB of
          Siouxland, MHC        23.000       65.02    18.55     34.33      172.67       174.24     14.05     2.087         68.39

FFWC...... FFW Corp.            26.000       18.12    10.32     13.33      114.29       114.29     11.44     2.769         30.77

FFWD...... Wood Bancorp Inc.    17.000       25.37    11.18     17.17      122.21       122.21     15.52     2.353         31.31

FFYF...... FFY Financial Corp.  26.250      109.81    13.96     22.83      134.62       134.62     18.98     2.667         56.52

FGHC...... First Georgia
          Holding Inc.           7.500       22.89    14.42     25.86      183.82       201.61     15.56     0.711         18.38

FIBC...... Financial Bancorp
          Inc.                  17.500       30.06    12.50     21.88      116.74       117.37     11.36     2.286         40.63

FISB...... First Indiana
          Corporation           21.375      224.55    14.06     17.38      158.22       160.23     15.16     2.246         37.07

FKFS...... First Keystone
          Financial             22.500       27.63     9.70     16.92      124.17       124.17      8.78     0.889          7.52

FKKY...... Frankfort First
          Bancorp Inc.          12.000       40.62    30.00     46.15      120.85       120.85     31.65     3.000            NA

FLAG...... FLAG Financial Corp. 13.125       26.74    10.94        NA      128.05       128.05     12.04     2.590            NA

FLFC...... First Liberty
          Financial Corp.       21.250      164.15    12.07     17.00      179.02       200.09     13.15     1.882         29.87

FLGS...... Flagstar Bancorp
          Inc.                  16.250      222.14       NA        NA          NA           NA        NA     0.000            NA

FLKY...... First Lancaster
          Bancshares            15.000       14.38    23.44        NA      103.88       103.88     35.55     0.000            NA

FMBD...... First Mutual Bancorp
          Inc.                  15.125       53.04   189.06    116.35       91.11       118.44     13.33     2.116        238.46

FMCO...... FMS Financial
          Corporation           23.500       56.08    10.68     17.28      161.07       164.45     10.13     0.851         14.71

FMSB...... First Mutual Savings
          Bank                  17.250       46.55    11.35     12.06      163.51       163.51     10.92     1.159         12.73

FNGB...... First Northern
          Capital Corp.         20.250       89.49    16.33     25.96      125.85       125.85     14.48     3.160         78.21

FOBC...... Fed One Bancorp      20.500       48.53    15.53     22.04      120.09       126.08     14.46     2.829         61.29

FPRY...... First Financial
          Bancorp                   NA          NA       NA        NA          NA           NA        NA        NA         39.66

FRC....... First Republic
          Bancorp               20.500      204.84    13.49     14.24      126.62        126.7      9.38     0.000          0.00

FSBI...... Fidelity Bancorp
          Inc.                  20.000       30.85    12.50     19.05      134.95       134.95      9.40     1.800         27.93

FSFC...... First Southeast
          Financial Corp        10.500       46.08    12.50        NA      134.62       134.62     13.77     2.286            NA

FSLA...... First Savings Bank,
          MHC                    25.25         183    18.57     37.13      194.23       219.18     17.86     1.901         54.81

FSNJ...... First Savings Bk of
          NJ, MHC               25.750      186.62    29.26        NA      159.15       159.15     13.64     1.942            NA

FSPG...... First Home Bancorp
          Inc.                  19.250       52.14    10.24     11.88      155.74       158.57     10.26     2.078         22.84

FSSB...... First FS&LA of San
          Bernardino             9.063        2.98       NA        NA       66.25        68.76      2.87     0.000             0

FSTC...... First Citizens
          Corporation           24.750       40.03     9.24      9.71      163.04       207.29     15.28     1.778         16.86

FTF....... Texarkana First
          Financial Corp        17.750       32.38    10.57     13.45      120.75       120.75     19.35     2.535        261.36

FTFC...... First Federal
          Capital Corp.         30.250      184.04    13.27     18.79      189.42       202.07     12.04     2.380         39.75

FTNB...... Fulton Bancorp Inc.  19.750       33.96    35.27        NA      136.49       136.49     34.14     1.013            NA

FTSB...... Fort Thomas
          Financial Corp.       10.500       14.86     17.5     36.21      103.04       103.04     16.58     2.381            NA

FWWB...... First SB of
          Washington Bancorp    22.000      232.52    17.19     25.58      145.60       158.50     23.80     1.273         23.26

GAF....... GA Financial Inc.    16.750      133.75    17.45     20.94      112.12       112.12     21.01     2.388         26.25

GBCI...... Glacier Bancorp Inc. 16.000      108.81    13.79     14.68      205.92       211.92     19.69     2.668         39.16

GDVS...... Greater Delaware
          Valley SB,MHC         12.500       40.91    18.38        NA      149.34       149.34     17.14     2.880            NA

GDW....... Golden West
          Financial             69.750    3,990.99    12.03     10.83      165.32       165.32     10.36     0.631          6.37

GFCO...... Glenway Financial
          Corp.                 23.000       26.31    11.98     24.47       99.74       101.32      9.37     2.957         70.62

GFED...... Guaranty Federal SB,
          MHC                   17.750       55.47    31.70     59.17      204.49       204.49     28.30     2.254        113.33

GFSB...... GFS Bancorp Inc.     13.875       13.71    12.39     16.52      134.32       134.32     15.55     1.441         23.81

GLBK...... Glendale
          Co-Operative Bank     26.750        6.61    23.88     24.32      109.36       109.36     17.91     0.000             0

GLN....... Glendale Federal
          Bank FSB              26.625    1,339.39    20.17     78.31      173.91       186.97      8.70     0.000          0.00

GPT....... GreenPoint Financial
          Corp.                 62.500    2,930.50    16.62     18.55      180.79       315.50     22.10     1.600         25.22

GRTR...... Greater New York
          Savings Bank          19.625      268.42    24.53     24.23      170.95       170.95     10.44     1.019         12.35

                                                            CURRENT PRICE IN RELATION TO
                                                    --------------------------------------------                           LTM
                                CURRENT   CURRENT                                      TANGIBLE             CURRENT      DIVIDEND
                                 STOCK     MARKET                           BOOK         BOOK               DIVIDEND      PAYOUT
                                 PRICE     VALUE    EARNINGS   LTM EPS     VALUE        VALUE      ASSETS    YIELD        RATIO
TICKER         SHORT NAME         ($)       ($M)      (X)        (X)        (%)          (%)        (%)       (%)          (%)
------------------------------  -------   --------  --------   -------   ----------   ----------   ------   --------   ------------

GSBC...... Great Southern
          Bancorp Inc.          16.750      136.18    11.96     15.95      227.89       227.89     20.44     2.388         36.90

GSFC...... Green Street
          Financial Corp.       17.750       76.29    26.10        NA      121.24       121.24     43.75     2.254            NA

GSLA...... GS Financial Corp.   14.813       50.93       NA        NA          NA           NA        NA     0.000            NA

GTFN...... Great Financial
          Corporation           33.750      468.61    15.92     23.28      170.20       177.91     15.82     1.778         33.10

GTPS...... Great American
          Bancorp               15.875       27.94    39.69     99.22       86.47        86.47     20.26     2.520        250.00

GUPB...... GFSB Bancorp Inc.    18.500       14.88    22.02     27.61      109.60        109.6     17.86     2.162        111.94

GWBC...... Gateway Bancorp Inc. 16.625       17.88    21.88     31.97      104.17       104.17     27.18     2.406         76.92

GWF....... Great Western
          Financial             50.625    6,981.62    28.76      76.7      288.46       325.77     16.28     1.975        151.52

HALL...... Hallmark Capital
          Corp.                 20.250       29.22    11.01     16.74      102.17       102.17      7.14     0.000          0.00

HARB...... Harbor Federal
          Savings Bk, MHC       37.875      187.92    14.35     19.62      206.97       215.08     17.01     3.696         64.77

HARL...... Harleysville Savings
          Bank                  22.000       36.33       11     17.19      171.61       171.61     10.92     1.818         27.19

HARS...... Harris Savings Bank,
          MHC                   20.813      233.55    12.39     56.25      151.81       175.93     12.02     2.787        156.76

HAVN...... Haven Bancorp Inc.   34.000      147.31    11.49     15.38      147.00       147.57      8.52     1.765         27.15

HBBI...... Home Building
          Bancorp               21.000        6.54    15.44     67.74      105.63       105.63     13.98     1.429         96.77

HBEI...... Home Bancorp of
          Elgin Inc.            15.875      111.27    28.35        NA      110.32       110.32     31.02     2.520            NA

HBFW...... Home Bancorp         20.750       54.43    15.72     29.23      119.05       119.05     16.61     0.964         28.17

HBNK...... Highland Federal
          Bank FSB              21.813       49.78     9.91     38.27      138.94       138.94     10.37     0.000          0.00

HBS....... Haywood Bancshares
          Inc.                  16.500       20.66     16.5     19.41       99.88       103.71     14.12     3.394         63.53

HCBB...... HCB Bancshares Inc.  13.000       34.39       NA        NA          NA           NA        NA     0.000            NA

HCFC...... Home City Financial
          Corp.                 13.500       12.85    16.88        NA       84.11        84.11     18.84     2.370            NA

HEMT...... HF Bancorp Inc.      13.500       84.81    56.25        NA      104.90       128.21      8.61     0.000             0

HFFB...... Harrodsburg First
          Fin Bancorp           15.250       30.88    20.07     26.29       99.87        99.87     28.54     2.623         94.83

HFFC...... HF Financial Corp.   19.250       57.55    11.46     17.99      116.60       116.88     10.28     1.870         32.94

HFGI...... Harrington Financial
          Group                 11.500       37.45    11.06     22.55      151.92       151.92      7.27     1.043          0.00

HFNC...... HFNC Financial Corp. 17.375      298.72     36.2     32.18      188.24       188.24     35.44     1.612        961.11

HFSA...... Hardin Bancorp Inc.  14.625       12.57    16.62     28.68       95.15        95.15     12.16     2.735         78.43

HHFC...... Harvest Home
          Financial Corp.       10.500        9.61    14.58     45.65       94.51        94.51     11.81     3.810            NA

HIFS...... Hingham Instit. for
          Savings               19.000       24.77     9.69     10.98      125.91       125.91     12.02     2.105         27.17

HMCI...... HomeCorp Inc.        14.250       24.13    16.96     71.25      113.82       113.82      7.17     0.000          0.00

HMLK...... Hemlock Federal
          Financial Corp        13.000       26.99       NA        NA          NA           NA        NA     0.000            NA

HMNF...... HMN Financial Inc.   21.375       90.03    14.06     21.38      114.24       114.24     16.27     0.000          0.00

HOMF...... Home Federal Bancorp 27.250       92.39    11.17     14.42      164.75       170.31     13.92     1.835          19.4

HPBC...... Home Port Bancorp
          Inc.                  20.250       37.30    12.05     11.98      182.27       182.27     19.71     3.951         44.38

HRBF...... Harbor Federal
          Bancorp Inc.          18.000       31.58    18.75     33.33      111.87       111.87     14.39     2.222         74.07

HRZB...... Horizon Financial
          Corp.                 15.500      114.68    13.84     14.90      146.09       146.09     22.25     2.245         62.71

HTHR...... Hawthorne Financial
          Corp.                 11.000       28.92    16.18     35.48       88.92        88.92      3.45     0.000          0.00

HVFD...... Haverfield
          Corporation           26.000       49.57    15.12     29.55      172.87       172.87     14.51     2.154         61.93

HWEN...... Home Financial
          Bancorp               15.750        7.65    23.16        NA      104.17       104.17     19.40     1.270            NA

HZFS...... Horizon Financial
          Svcs Corp.            19.250        8.19    13.37     25.00       99.59        99.59     10.45     1.662         41.56

IBSF...... IBS Financial Corp.  16.125      177.57    31.01     46.07      140.83       140.83     24.00     1.984        131.71

IFSB...... Independence Federal
          Savings                9.000       11.52     9.78     31.03       67.21        76.66      4.38     2.444          0.00

IFSL...... Indiana Federal
          Corporation           26.750      128.07    14.23     24.54      177.98       189.45     15.63     2.692         66.06

INBI...... Industrial Bancorp   12.563       67.97    13.09     27.92      110.11       110.11     20.36     3.821         61.11

INCB...... Indiana Community
          Bank SB               16.250       14.98    27.08    108.33      132.44       132.44     16.41     2.215            NA

IPSW...... Ipswich Savings Bank 16.375       19.45    10.77     11.22      190.63       190.63     11.75     1.221         13.70

ISBF...... ISB Financial
          Corporation           23.250      160.45    20.04     28.35      133.24       157.09     17.34     1.720         42.68

ITLA...... ITLA Capital Corp.   15.000      117.44    10.42     11.03      127.44       127.99     14.49     0.000          0.00

IWBK...... InterWest Bancorp
          Inc.                  35.000      280.65    14.34     19.77      236.33       241.88     15.84     1.600         30.51

JOAC...... Joachim Bancorp Inc. 14.750       11.22    52.68     59.00      108.54       108.54     31.46     3.390           200

JSBA...... Jefferson Savings
          Bancorp               29.000      144.17    12.29     36.71      124.89       163.93     11.12     1.379         43.04

JSBF...... JSB Financial Inc.   45.000      442.76    17.86     17.24      130.36       130.36     28.90     3.111         47.89

JXSB...... Jacksonville Savings
          Bank, MHC             17.500       22.26    21.88     54.69      131.98       131.98     13.59     2.286           125

JXVL...... Jacksonville Bancorp
          Inc.                  15.000       38.12    13.39        NA      113.04       113.04     17.67     3.333            NA

KFBI...... Klamath First
          Bancorp               18.938      188.66    17.54     32.65      123.05       123.05     27.59     1.584         48.28

KNK....... Kankakee Bancorp
          Inc.                  29.000       41.18    14.22     20.28      112.67       120.33     12.03     1.655         29.37

KSAV...... KS Bancorp Inc.      22.000       14.59    12.22     17.19      104.76       104.81     14.48     2.727         93.75

KSBK...... KSB Bancorp Inc.     33.000       13.72     9.94     10.03      135.75       144.29      9.73     0.606          6.08

KYF....... Kentucky First
          Bancorp Inc.          11.063       14.59    13.83     20.49      101.87       101.87     16.41     4.520        648.15

LARK...... Landmark Bancshares
          Inc.                  19.750       35.71    15.43     20.57      109.06       109.06     15.96     2.025         41.67

LARL...... Laurel Capital Group
          Inc.                  21.000       30.28    11.41     14.58      144.73       144.73     15.09     2.095         28.47

LFBI...... Little Falls Bancorp
          Inc.                  13.500       37.06    19.85     48.21       94.47       102.66     12.21     0.889         37.50

LFED...... Leeds Federal
          Savings Bk, MHC       18.000       62.19    18.00     28.13      136.26       136.26     22.06     4.222        107.81

LIFB...... Life Bancorp Inc.    22.813      224.64    15.84     22.81      147.94       152.60     15.96     2.104         44.00

LISB...... Long Island Bancorp
          Inc.                  34.875      844.96    17.10     24.91      161.31       162.89     14.53     1.720         35.71

LOGN...... Logansport Financial
          Corp.                 13.250       16.67    15.06     18.93      106.77       106.77     20.99     3.019        485.71

LONF...... London Financial
          Corporation           15.000        7.73    22.06        NA      102.53       102.53     20.37     1.600            NA

LSBI...... LSB Financial Corp.  19.500       18.43    11.89     19.12      100.41       100.41      9.80     1.662         29.88

LSBX...... Lawrence Savings
          Bank                  10.750       45.76     9.27       8.4      152.27       152.27     13.38     0.000             0

LVSB...... Lakeview Financial   29.500       67.92    13.66     11.75      148.17       185.30     14.10     0.847          9.51

LXMO...... Lexington B&L
          Financial Corp.       15.250       16.59    29.33        NA      100.53       100.53     27.77     1.967            NA

MAFB...... MAF Bancorp Inc.     41.250      430.20    11.99     17.55      168.64       194.21     13.29     1.018         14.89

MARN...... Marion Capital
          Holdings              22.500       41.14    11.72     18.29      102.32       102.32     23.58     3.911         65.04

MASB...... MASSBANK Corp.       42.500      114.24    11.81     12.04      126.90       126.90     12.67     2.541         27.48

MBB....... MSB Bancorp Inc.     18.500       52.49    19.27     56.06       93.81       218.42      6.47     3.243        181.82

MBBC...... Monterey Bay Bancorp
          Inc.                  16.125       52.32    26.88     50.39      107.43       117.19     12.39     0.620         31.25

MBLF...... MBLA Financial Corp. 23.625       31.09    21.88     24.11      109.83       109.83     14.82     1.693         40.82

MBSP...... Mitchell Bancorp
          Inc.                  16.750       16.21    24.63        NA      110.42       110.42     47.83     0.000            NA

MCBN...... Mid-Coast Bancorp
          Inc.                  19.500        4.49     9.20     20.97       90.24        90.24      7.76     2.667         54.84

MCBS...... Mid Continent
          Bancshares Inc.       26.750       52.38    13.38     15.29      137.46       137.46     14.11     1.495         22.86

MDBK...... Medford Savings Bank 29.000      131.65    12.08     12.95      141.95       153.36     12.49     2.483         37.50

MECH...... Mechanics Savings
          Bank                  18.750       99.19    12.02        NA      129.31       129.31     12.58     0.000            NA

MERI...... Meritrust Federal SB 38.500       29.81    11.46     22.65      164.95       164.95     13.04     1.818         38.24

METF...... Metropolitan
          Financial Corp.       14.500       51.12    10.66        NA      166.09       185.19      6.33     0.000            NA

MFBC...... MFB Corp.            19.125       33.17    15.94     28.13       97.63        97.63     14.16     1.673         32.35

MFCX...... Marshalltown
          Financial Corp.       15.000       21.17    22.06     51.72      106.69       106.69     16.66     0.000             0

MFFC...... Milton Federal
          Financial Corp.       13.625       31.71     26.2     31.69      111.50       111.50     17.74     4.404        706.98

MFLR...... Mayflower
          Co-operative Bank     16.250       14.47    10.69     12.22      123.01       125.19     11.60     3.692         36.84

MFSL...... Maryland Federal
          Bancorp               44.000      141.25    15.71     22.00      148.30       150.32     12.52     1.818         34.50

MGNL...... Magna Bancorp Inc.   23.500      323.23    14.69      17.8      244.54       252.69     23.37     2.553         39.77

MIFC...... Mid-Iowa Financial
          Corp.                  8.750       14.67    11.51     14.11      130.40       130.60     11.87     0.914         12.90

MIVI...... Mississippi View
          Holding Co.           14.625       11.97    17.41     25.22       94.05        94.05     17.17     1.094         41.38

MLBC...... ML Bancorp Inc.      18.375      191.38    14.82     15.06      141.02           NA      9.77     2.177         31.15

MRKF...... Market Financial
          Corporation           13.375       17.87       NA        NA       91.67        91.67     31.71     0.000            NA

MSBF...... MSB Financial Inc.   22.000       13.84    13.75     17.60      110.33       110.33     18.33     2.545         40.00

MSBK...... Mutual Savings Bank
          FSB                    8.125       34.73   203.13     50.78       87.27        87.27      5.24     0.000          0.00

MWBI...... Midwest Bancshares
          Inc.                  31.500       10.97    11.93     18.31      113.80       113.80      7.89     1.905         32.56

MWBX...... MetroWest Bank        5.500       76.69    11.46     11.22      188.36       188.36     13.82     2.182         31.63

                                                            CURRENT PRICE IN RELATION TO
                                                    --------------------------------------------                           LTM
                                CURRENT   CURRENT                                      TANGIBLE             CURRENT      DIVIDEND
                                 STOCK     MARKET                           BOOK         BOOK               DIVIDEND      PAYOUT
                                 PRICE     VALUE    EARNINGS   LTM EPS     VALUE        VALUE      ASSETS    YIELD        RATIO
TICKER         SHORT NAME         ($)       ($M)      (X)        (X)        (%)          (%)        (%)       (%)          (%)
------------------------------  -------   --------  --------   -------   ----------   ----------   ------   --------   ------------

MWFD...... Midwest Federal
          Financial             20.000       32.50     12.5     16.81      187.62       195.31     16.16     1.700         26.05

NASB...... North American
          Savings Bank          45.000      101.44     8.65     11.72      184.80       191.00     14.73     1.778         17.42

NBN....... Northeast Bancorp    14.375       18.33    12.39     19.97      106.56       123.28      7.40     2.226         44.44

NBSI...... North Bancshares
          Inc.                  19.250       19.92    21.88     37.75      113.64       113.64     16.60     2.494         82.35

NEIB...... Northeast Indiana
          Bancorp               15.000       26.44    12.50      16.3      100.87       100.87     15.30     2.133         33.70

NHTB...... New Hampshire Thrift
          Bncshrs               15.250       31.13    12.30     33.15      133.07       157.05      9.94     3.279        108.70

NASB...... NewMil Bancorp Inc.   9.500       36.94    14.84     16.10      116.85       116.85     11.65     2.526         37.29

NSBC...... NewSouth Bancorp,
          Inc.                  24.250       70.56       NA        NA          NA           NA        NA     0.000            NA

NSLB...... NS&L Bancorp Inc.    16.500       11.67    21.71     37.50      100.86       100.86     20.10     3.030        113.64

NSSB...... Norwich Financial
          Corp.                 21.250      114.77    14.76     16.35      148.91       166.02     16.36     2.635         43.08

NSSY...... Norwalk Savings
          Society               27.750       66.70    16.13     11.37      134.12       139.10     10.80     1.441          8.20

NTMG...... Nutmeg Federal S&LA   7.375        5.35    11.52     29.50      100.34       100.34      5.71     0.000         30.00

NWEQ...... Northwest Equity
          Corp.                 14.750       12.37    12.72     17.56      103.95       103.95     13.01     3.254         47.62

NWSB...... Northwest Savings
          Bank, MHC             14.750      344.80    18.44     25.88      177.71       189.35     17.26     2.169         55.26

NYB....... New York Bancorp
          Inc.                  33.250      539.08    10.26     14.78      338.94       338.94     17.15     1.805         25.18

OCFC...... Ocean Financial
          Corp.                 31.125      279.32    18.53        NA      114.01       114.01     20.32     2.570            NA

OCWN...... Ocwen Financial
          Corporation           30.750      824.08    12.20        NA      366.07       366.07     31.10     0.000            NA

OFCP...... Ottawa Financial
          Corp.                 21.875      107.64    16.08     31.25      145.16       181.38     12.84     1.829         50.00

OHSL...... OHSL Financial Corp. 23.750       28.69    14.14     23.06      113.10       113.10     12.48     3.705         76.70

PALM...... Palfed, Inc.         16.500       87.09    16.50        NA      163.85       163.85     13.28     0.727        150.00

PAMM...... PacificAmerica Money
          Center                28.250       53.34     5.47        NA      211.61       211.61     47.48     0.000            NA

PBCI...... Pamrapo Bancorp Inc. 20.000       56.86     11.9     20.62      121.73       122.77     15.59     5.000         95.36

PBCT...... People's Bank, MHC   24.188    1,475.87    16.80     18.32      232.80       233.03     19.58     2.757         42.42

PBIX...... Patriot Bank Corp.   16.000       67.62       20     30.77      125.98       125.98     11.49     2.188         53.69

PBKB...... People's Bancshares
          Inc.                  13.375       48.05     9.29     11.15      156.07       162.91      8.75     3.290         25.83

PBNB...... People's Savings
          Financial Cp.         34.875       66.50    16.15     16.37      144.47       154.25     13.88     2.638         43.19

PCBC...... Perry County
          Financial Corp.       19.500       15.77    15.73     24.38      107.97       107.97     19.78     2.051         50.00

PCCI...... Pacific Crest
          Capital               12.375       36.35    11.46     12.01      146.80       146.80     10.61     0.000             0

PDB....... Piedmont Bancorp
          Inc.                  10.250       28.20    18.30        NA      140.22       140.22     23.79     3.902            NA

PEEK...... Peekskill Financial
          Corp.                 14.000       44.84    20.59     24.56       96.02        96.02     24.56     2.571         63.16

PERM...... Permanent Bancorp
          Inc.                  24.500       51.03    19.14     55.68      127.34       128.61     12.36     1.224         56.82

PERT...... Perpetual Bank, MHC  27.000       40.62    16.88     23.89      136.29       136.29     16.54     5.185        106.19

PETE...... Primary Bank         24.375       50.88    15.23     14.86      176.37       176.76     11.68     0.000          0.00

PFDC...... Peoples Bancorp      21.750       49.58    12.08     16.23      115.32       115.32     17.50     2.759         44.03

PFED...... Park Bancorp Inc.    14.750       35.86    19.41        NA       92.94        92.94     20.15     0.000            NA

PFFB...... PFF Bancorp Inc.     15.125      285.04    27.01    100.83      107.35       108.58     11.24     0.000             0

PFFC...... Peoples Financial
          Corp.                 15.625       23.30    27.90        NA       96.57        96.57     25.98     3.200            NA

PFNC...... Progress Financial
          Corporation            9.000       34.33     8.04     21.95      163.04       185.95      8.57     0.889         14.63

PFSB...... PennFed Financial
          Services Inc          26.000      125.35    11.82     19.12      122.58       148.66     10.01     1.077         10.29

PFSL...... Pocahontas FS&LA,
          MHC                   19.875       32.37    12.74     15.41      136.04       136.04      8.67     4.528         65.50

PHBK...... Peoples Heritage
          Finl Group            34.000      948.30    14.17     15.53      215.74       255.64     17.71     2.118         31.51

PHFC...... Pittsburgh Home
          Financial Corp        15.125       29.79    16.44        NA      110.32       111.62     12.66     1.587            NA

PKPS...... Poughkeepsie
          Financial Corp.        6.688       84.23    18.58     51.45      116.11       116.11      9.78     1.495         76.92

PLE....... Pinnacle Bancshares
          Inc.                  21.625       19.24     9.65     17.16      124.71       128.87      9.64     3.699         58.73

PLSK...... Pulaski Savings
          Bank, MHC             13.000       26.91       NA        NA          NA           NA        NA     2.308            NA

PMFI...... Perpetual Midwest
          Financial             19.250       36.72    21.88    128.33      108.70       108.70      9.23     1.558        200.00

POBS...... Portsmouth Bank
          Shares                16.125       94.69    15.50     15.97      143.33       143.33     36.02     3.721         82.52

PRBC...... Prestige Bancorp
          Inc.                  15.875       14.52    17.26        NA       98.54        98.54     11.51     0.756            NA

PROV...... Provident Financial
          Holdings              16.125       81.84    16.80        NA       94.52        94.52     13.44     0.000            NA

PSBK...... Progressive Bank
          Inc.                  27.500      105.18     12.5     11.22      143.45       161.96     11.98     2.473         23.26

PSFC...... Peoples-Sidney
          Financial Corp.       13.625       24.33       NA        NA          NA           NA        NA     0.000            NA

PSFI...... PS Financial Inc.    14.000       30.55    17.50        NA       94.09        94.09     40.67     2.286            NA

PTRS...... Potters Financial
          Corp.                 21.250       10.35     6.04     29.11       99.35        99.35      8.85     1.694         43.84

PULB...... Pulaski Bank,
          Savings Bk, MHC       18.125       37.95    22.66     37.76      164.18       164.18     21.34     5.517        197.92

PULS...... Pulse Bancorp        19.125       58.66    10.63     18.04      145.55       145.55     11.35     3.660         66.04

PVFC...... PVF Capital Corp.    18.000       41.82     9.18     12.50      167.13       167.13     11.74     0.000          0.00

PVSA...... Parkvale Financial
          Corporation           27.250      110.64    11.17     17.14      152.15       153.43     11.38     1.908         31.07

PWBC...... PennFirst Bancorp
          Inc.                  14.000       54.75    12.07     18.67      109.63       120.17      7.75     2.571        114.67

PWBK...... Pennwood Bancorp
          Inc.                  15.000        9.15    17.05        NA       98.04        98.04     19.09     1.867            NA

QCBC...... Quaker City Bancorp
          Inc.                  16.000       75.95    13.79     32.65      109.89       110.04      9.79     0.000          0.00

QCFB...... QCF Bancorp Inc.     20.500       29.24    11.39     14.04      108.01       108.01     19.54     0.000          0.00

QCSB...... Queens County
          Bancorp Inc.          42.125      469.16    15.96     20.25      198.52       198.52     34.16     1.899         30.05

RARB...... Raritan Bancorp Inc. 30.500       48.50    13.15     14.95      162.23       165.22     12.45     2.361         30.64

RCSB...... RCSB Financial Inc.  42.688      632.46    16.94     17.21      199.85       205.03     15.68     1.406         21.77

REDF...... RedFed Bancorp Inc.  15.250      109.25    11.91    169.44      147.06       147.20     12.02     0.000             0

RELI...... Reliance Bancshares
          Inc.                   7.750       19.60    27.68        NA       87.18           NA     41.85     0.000            NA

RELY...... Reliance Bancorp
          Inc.                  25.500      223.47    13.86     22.57      145.22       207.15     11.68     2.510         50.00

RFED...... Roosevelt Financial
          Group                 23.875    1,017.43    12.98    217.05      240.92           NA     13.55     2.848        577.27

RIVR...... River Valley Bancorp 14.500       17.26    11.69        NA      100.90       102.47     12.48     0.000            NA

ROSE...... TR Financial Corp.   21.875      383.22    12.43     12.43      171.30       171.30     11.33     2.377         21.59

RSLN...... Roslyn Bancorp Inc.  18.125      791.02       NA        NA      128.73       129.37     27.76     1.103            NA

RVSB...... Riverview Savings
          Bank, MHC             20.000       48.33    16.13     23.53      193.05       212.77     21.54     1.090         24.06

SBCN...... Suburban
          Bancorporation Inc.   19.125       28.21    14.94     26.20      106.13       106.13     12.71     3.137         82.19

SBFL...... SB of the Finger
          Lakes, MHC            16.250       29.01    40.63    203.13      144.19       144.19     13.63     2.462        500.00

SBOS...... Boston Bancorp (The)     NA          NA       NA        NA          NA           NA        NA        NA         10.89

SCBS...... Southern Community
          Bancshares            13.750       15.64    17.19        NA      101.55       101.55     22.31     2.182            NA

SCCB...... S. Carolina
          Community Bancshrs    18.875       13.29    26.22     34.95      110.32       110.32     28.64     3.179        111.11

SECP...... Security Capital
          Corporation           92.875      854.72    16.01     21.35      156.96       156.96     23.44     1.292         18.97

SFED...... SFS Bancorp Inc.     16.500       20.39    21.71     25.78       95.60        95.60     12.42     1.697         28.13

SFFC...... StateFed Financial
          Corporation           18.875       14.79    13.48     17.48       99.34        99.34     17.49     2.119         37.04

SFIN...... Statewide Financial
          Corp.                     17       80.84    13.28     22.97      128.69       128.98     11.98     2.353         40.54

SFNB...... Security First
          Network Bank           5.500       46.38       NA        NA      145.12       147.45     58.26     0.000             0

SFSB...... SuburbFed Financial
          Corp.                 25.250       31.84    12.88     26.03      118.94       119.44      7.81     1.267         32.99

SFSL...... Security First Corp. 21.375      106.94    13.70     18.27      179.92       183.16     16.85     2.246         37.61

SGVB...... SGV Bancorp Inc.     13.250       31.03    25.48     57.61      106.77       108.70      7.76     0.000          0.00

SHEN...... First Shenango
          Bancorp Inc.          24.500       50.54    11.14     16.67      117.85       117.85     12.61     1.959         32.65

SISB...... SIS Bancorp Inc.     28.625      160.78    14.31      8.54      157.02       157.02     11.55     1.677          3.58

SJSB...... SJS Bancorp          26.500       24.32    25.48     80.30      150.06       150.06     15.81     1.660        130.30

SKAN...... Skaneateles Bancorp
          Inc.                  19.000       18.09    11.31      12.1      109.13       112.83      7.49     2.105         20.38

SKBO...... First Carnegie
          Deposit, MHC          13.500       31.05       NA        NA          NA           NA        NA     0.000            NA

SMBC...... Southern Missouri
          Bancorp Inc.          17.000       27.84    16.35     23.61      107.26       107.26     16.81     2.941         69.44

SMFC...... Sho-Me Financial
          Corp.                 37.000       55.46    14.68     22.29      176.27       176.27     18.46     0.000          0.00

SOBI...... Sobieski Bancorp
          Inc.                  14.750       11.20    20.49     50.86       84.19        84.19     14.17     1.898         24.14

SOPN...... First Savings
          Bancorp Inc.          23.250       85.95    20.04     25.00      128.88       128.88     31.70     3.441         84.95

SOSA...... Somerset Savings
          Bank                   2.688       44.76    11.20     14.15      145.30       145.30      8.57     0.000          0.00

SPBC...... St. Paul Bancorp
          Inc.                  32.688      746.60    16.34     26.58      190.49       191.05     16.65     1.468         31.87

SRN....... Southern Banc
          Company Inc.          14.625       17.99    30.47     63.59      101.42       102.49     17.14     2.393        228.26

                                                            CURRENT PRICE IN RELATION TO
                                                    --------------------------------------------                           LTM
                                CURRENT   CURRENT                                      TANGIBLE             CURRENT      DIVIDEND
                                 STOCK     MARKET                           BOOK         BOOK               DIVIDEND      PAYOUT
                                 PRICE     VALUE    EARNINGS   LTM EPS     VALUE        VALUE      ASSETS    YIELD        RATIO
TICKER         SHORT NAME         ($)       ($M)      (X)        (X)        (%)          (%)        (%)       (%)          (%)
------------------------------  -------   --------  --------   -------   ----------   ----------   ------   --------   ------------

SSB....... Scotland Bancorp Inc 16.375       30.13    24.08        NA      119.18       119.18     43.71     1.832            NA

SSFC...... South Street
          Financial Corp.       16.250       73.07     23.9        NA      111.00       111.00     30.60     2.462            NA

SSM....... Stone Street Bancorp
          Inc.                  26.125       47.68    22.52        NA      126.09       126.09     45.20     1.722            NA

STFR...... St. Francis Capital
          Corp.                 29.750      160.24    13.28     19.57      124.53       141.53     10.15     1.613         28.95

STND...... Standard Financial
          Inc.                  24.250      392.95    23.32     34.64      144.86       145.04     15.79     1.649         48.57

STSA...... Sterling Financial
          Corp.                 17.500       97.00    14.58       125      159.38       187.97      6.23     0.000             0

SVRN...... Sovereign Bancorp
          Inc.                  13.563      947.13    28.26     22.23      205.50       280.23      9.21     0.590         11.89

SWBI...... Southwest Bancshares 21.000       55.42    14.58     21.43      138.25       138.25     14.91     3.619         75.51

SWCB...... Sandwich
          Co-operative Bank     30.750       58.61     14.5     14.11      149.64       156.97     12.33     3.902         50.46

SZB....... SouthFirst
          Bancshares Inc.       14.875       12.60    26.56        NA       94.03        94.03     13.15     3.361            NA

TBK....... Tolland Bank         18.625       21.84    12.58     14.33      136.65       140.99      9.20     1.074          6.15

THR....... Three Rivers
          Financial Corp.       15.000       12.35    16.30     23.81       98.49        98.88     13.55     2.400         52.38

THRD...... TF Financial
          Corporation           18.000       73.57    15.52     22.78       97.24       111.59     11.42     2.222         43.04

TPNZ...... Tappan Zee Financial
          Inc.                  16.500       25.31    21.71     27.97      119.22       119.22     20.78     1.212         33.90

TRIC...... Tri-County Bancorp
          Inc.                  20.250       12.33    13.32     20.05       93.62        93.62     14.34     2.963         39.60

TSBS...... Trenton SB, MHC      19.000      171.71    21.59     22.09      164.64       180.09     27.41     1.842         40.70

TSH....... Teche Holding Co.    19.250       66.17    13.37     23.48      126.40       126.40     16.81     2.597         60.98

TWIN...... Twin City Bancorp    18.500       15.79    15.42     26.06      116.94       116.94     15.11     3.459         90.14

UBMT...... United Financial
          Corp.                 19.500       23.85    16.25     20.53       97.79        97.79     22.14     4.923         95.79

UFRM...... United Federal
          Savings Bank          11.125       34.11    16.36     61.81      166.04       166.04     12.63     2.157        111.11

VABF...... Virginia Beach Fed.
          Financial             13.000       64.64    18.06     68.42      156.82       156.82     10.64     1.538         89.47

VFFC...... Virginia First
          Financial Corp.       22.250      129.22    14.64     12.36      196.04       203.01     15.80     0.449          5.56

WAMU...... Washington Mutual
          Inc.                  56.938    6,732.80    15.31     59.31      291.54       309.11     14.62     1.827         97.92

WAYN...... Wayne Savings & Loan
          Co. MHC               26.750       38.08    24.77     56.91      175.76       175.76     16.03     3.439        189.26

WBST...... Webster Financial
          Corporation           41.188      493.49       NA     23.01      173.64       206.35      8.82     1.942         39.11

WCBI...... Westco Bancorp       23.813       60.82    15.26     19.68      126.06       126.06     19.63     2.520         44.63

WCFB...... Webster City Federal
          SB, MHC               14.000       29.40    20.59     29.79      133.97       133.97     31.56     5.714        170.21

WEFC...... Wells Financial
          Corp.                 14.000       27.57    12.07     21.54       98.59        98.59     14.04     0.000          0.00

WEHO...... Westwood Homestead
          Fin. Corp.            13.438       38.21       24        NA       94.97        94.97     29.40     2.084            NA

WES....... Westcorp             17.500      455.24    14.58     15.35      142.39       142.74     13.37     2.286         34.67

WFCO...... Winton Financial
          Corp.                 13.125       26.07     8.20     12.50      118.67       121.42      8.49     3.505         40.95

WFSG...... Wilshire Financial
          Services              15.250      115.44     9.78        NA      179.83       179.83     10.51     0.000            NA

WFSL...... Washington Federal
          Inc.                  26.250    1,245.75    11.93     13.82      186.17       206.69     21.51     3.352         45.07

WHGB...... WHG Bancshares Corp. 14.250       20.84    25.45        NA      101.79       101.79     22.28     1.404            NA

WOFC...... Western Ohio
          Financial Corp.       21.250       49.29    37.95     44.27       91.56        97.12     12.28     4.706        208.33

WRNB...... Warren Bancorp Inc.  18.375       68.85     7.41      9.72      185.98       185.98     18.77     2.830         28.57

WSB....... Washington Savings
          Bank, FSB              4.875       20.57     7.62     16.81       96.34        96.34      8.02     2.051         34.48

WSFS...... WSFS Financial
          Corporation           12.750      159.75     9.96      9.88      210.74       212.85     10.81     0.000             0

WSTR...... WesterFed Financial
          Corp.                 20.125      111.72    20.13     24.85      109.14       138.13     11.98     2.087         51.60

WVFC...... WVS Financial
          Corporation           24.750       43.24    11.90     15.18      120.73       120.73     15.36     3.232        141.10

WWFC...... Westwood Financial
          Corporation           18.000       11.61    14.52        NA      116.73       131.68     10.76     1.111            NA

WYNE...... Wayne Bancorp Inc.   19.250       41.51    19.25        NA      116.17       116.17     16.91     1.039            NA

YFCB...... Yonkers Financial
          Corporation           14.625       46.50    14.06        NA      106.91       106.91     16.35     1.368            NA

YFED...... York Financial Corp. 19.875      138.55    11.83     20.70      142.07       142.07     11.97     3.019         59.67

           Count                               419      399       333         410          407       411       344           291

           New York

AFED...... AFSALA Bancorp Inc.  13.875       20.18    16.52        NA       88.60        88.83     13.26     1.153            NA

AHCI...... Ambanc Holding Co.
          Inc.                  14.750       64.78    23.05        NA      106.50       106.50     13.55     0.000          0.00

ALBC...... Albion Banc Corp.    23.000        6.05    12.78    104.55       97.38        97.38      8.67     1.348        140.91

ALBK...... ALBANK Financial
          Corporation           36.938      472.27    13.78     18.75      147.16       169.67     13.54     1.624         27.41

ASFC...... Astoria Financial
          Corporation           42.313      898.84    14.69     24.32      153.81       184.85     11.69     1.418         25.29

CATB...... Catskill Financial
            Corp.               15.750       79.91    19.69        NA      107.14       107.14     28.90     1.778            NA

CNY....... Carver Bancorp Inc.  10.500       24.30       NA        NA       71.14        74.31      5.74     0.000          0.00

CONE...... Conestoga Bancorp,
          Inc.                      NA          NA       NA        NA          NA           NA        NA        NA         28.17

DIME...... Dime Community
          Bancorp Inc.          17.875      234.63    17.19        NA      123.02       143.34     18.96     1.007            NA

DME....... Dime Bancorp Inc.    17.375    1,828.88    14.01     16.87      173.58       175.15      9.90     0.000          0.00

ESBK...... Elmira Savings Bank
          (The)                 20.750       14.66    21.61     23.31      102.72       107.29      6.58     3.084         71.91

FFIC...... Flushing Financial
          Corp.                 18.875      152.65    18.88     21.70      117.53       117.53     18.82     1.272         13.79

FIBC...... Financial Bancorp
          Inc.                  17.500       30.06    12.50     21.88      116.74       117.37     11.36     2.286         40.63

GPT....... GreenPoint Financial
          Corp.                 62.500    2,930.50    16.62     18.55      180.79       315.50     22.10     1.600         25.22

GRTR...... Greater New York
          Savings Bank          19.625      268.42    24.53     24.23      170.95       170.95     10.44     1.019         12.35

HAVN...... Haven Bancorp Inc.   34.000      147.31    11.49     15.38      147.00       147.57      8.52     1.765         27.15

JSBF...... JSB Financial Inc.   45.000      442.76    17.86     17.24      130.36       130.36     28.90     3.111         47.89

LISB...... Long Island Bancorp
          Inc.                  34.875      844.96    17.10     24.91      161.31       162.89     14.53     1.720         35.71

MBB....... MSB Bancorp Inc.     18.500       52.49    19.27     56.06       93.81       218.42      6.47     3.243        181.82

NYB....... New York Bancorp
          Inc.                  33.250      539.08    10.26     14.78      338.94       338.94     17.15     1.805         25.18

PEEK...... Peekskill Financial
          Corp.                 14.000       44.84    20.59     24.56       96.02        96.02     24.56     2.571         63.16

PKPS...... Poughkeepsie
          Financial Corp.        6.688       84.23    18.58     51.45      116.11       116.11      9.78     1.495         76.92

PSBK...... Progressive Bank
          Inc.                  27.500      105.18    12.50     11.22      143.45       161.96     11.98     2.473         23.26

QCSB...... Queens County
          Bancorp Inc.          42.125      469.16    15.96     20.25      198.52       198.52     34.16     1.899         30.05

RCSB...... RSCB Financial Inc.  42.688      632.46    16.94     17.21      199.85       205.03     15.68     1.406         21.77

RELY...... Reliance Bancorp
          Inc.                  25.500      223.47    13.86     22.57      145.22       207.15     11.68     2.510         50.00

ROSE...... TR Financial Corp.   21.875      383.22    12.43     12.43      171.30       171.30     11.33     2.377         21.59

RSLN...... Roslyn Bancorp Inc.  18.125      791.02       NA        NA      128.73       129.37     27.76     1.103            NA

SBFL...... SB of the Finger
          Lakes, MHC            16.250       29.01    40.63    203.13      144.19       144.19     13.63     2.462        500.00

SFED...... SFS Bancorp Inc.     16.500       20.39    21.71     25.78       95.60        95.60     12.42     1.697         28.13

SKAN...... Skaneateles Bankcorp
          Inc.                  19.000       18.09    11.31     12.10      109.13       112.83      7.49     2.105         20.38

TPNZ...... Tappan Zee Financial
          Inc.                  16.500       25.31    21.71     27.97      119.22       119.22     20.78     1.212          33.9

YFCB...... Yonkers Financial
          Corporation           14.625       46.50    14.06        NA      106.91       106.91     16.35     1.368            NA

           Count                                32       30        25          32           32        32        29            25

           Comparable Group

JOAC...... Joachim Bancorp Inc. 14.750       11.22    52.68        59      108.54       108.54     31.46     3.390           200

HBBI...... Home Building
          Bancorp               21.000        6.54    15.44     67.74      105.63       105.63     13.98     1.429         96.77

CSBF...... CSB Financial Group
          Inc.                  12.500       11.77    52.08     56.82       97.81       103.73     24.53     0.000          0.00

MCBN...... Mid-Coast Bancorp
          Inc.                  19.500        4.49      9.2     20.97       90.24        90.24      7.76     2.667         54.84

NSLB...... NS&L Bancorp Inc.    16.500       11.67    21.71     37.50      100.86       100.86     20.10     3.030        113.64

CKFB...... CKF Bancorp Inc.     19.250       17.85    22.92     22.13      116.03       116.03     29.65     2.286        165.52

ALBC...... Albion Banc Corp.    23.000        6.05    12.78    104.55       97.38        97.38      8.67     1.348        140.91

MIVI...... Mississippi View
          Holding Co.           14.625       11.97    17.41     25.22       94.05        94.05     17.17     1.094         41.38

ATSB...... AmTrust Capital
          Corp.                 12.750        6.71    21.25     28.98       92.93        93.96      9.45     1.569         11.36

SCCB...... S. Carolina
          Community Bancshrs    18.875       13.29    26.22     34.95      110.32       110.32     28.64     3.179        111.11

                                                10       10        10          10           10        10        10            10

          Comparable Average                 10.16    25.17     45.79      101.38       102.07     19.14      2.00         93.55

          Comparable Median                  11.45    21.48     36.23       99.34       102.30     18.64      1.93        103.94

          All Public Average                186.82    17.64     28.57      136.67       142.07     15.76      2.22         71.34

          All Public Median                  48.33    14.76     21.95      126.08       128.98     14.01      1.86         36.84

          New York Average                  372.68    17.40     33.25      137.59       151.19     15.21      1.86         62.90

          New York Median                   126.25    16.78     21.88      125.88       136.85     13.40      1.66         27.77

                                   EXHIBIT 7
                       STANDARD CONVERSIONS--1996 TO DATE
                              SELECTED MARKET DATA
                           MARKET DATA AS OF 6/10/97

                                                                                                     PRICE TO PRO-FORMA
                                                                                       PRO-FORMA   -----------------------
                                                                GROSS     CONVERSION     TOTAL     PRO-FORMA    PRO-FORMA
                                                   IPO PRICE   PROCEEDS     ASSETS      EQUITY     BOOK VALUE   TANG. BOOK
TICKER            SHORT NAME             IPO DATE     ($)       ($000)      ($000)      ($000)        (%)          (%)
------ --------------------------------  --------  ---------   --------   ----------   ---------   ----------   ----------
HCBB.. HCB Bancshares Inc.               05/07/97   10.000      26,450      171,241      36,760       72.0        71.953
PSFC.. Peoples-Sidney Financial Corp.    04/28/97   10.000      17,854       86,882      25,061       71.2        71.242
NSBC.. NewSouth Bancorp, Inc.            04/08/97   15.000      43,643      194,139      55,487       78.7        78.654
HMLK.. Hemlock Federal Financial Corp    04/02/97   10.000      20,763      146,595      28,989       71.6        71.624
GSLA.. GS Financial Corp.                04/01/97   10.000      34,385       86,521      53,934       63.8        63.754
 Q2
 '97.. Average                                                                                        71.5          71.4
       Median                                                                                         71.6          71.6
MRKF.. Market Financial Corporation      03/27/97   10.000      13,357       45,547      18,795       71.1        71.067
EFBC.. Empire Federal Bancorp Inc.       01/27/97   10.000      25,921       86,810      38,067       68.1        68.093
FAB... FirstFed America Bancorp Inc.     01/15/97   10.000      87,126      723,778     120,969       72.0        72.023
RSLN.. Roslyn Bancorp Inc.               01/13/97   10.000     423,714    1,596,744     588,624       72.0        71.984
AFBC.. Advance Financial Bancorp         01/02/97   10.000      10,845       91,852      15,256       71.1        71.086
 Q1
 '97.. Average                                                                                        70.9          70.9
       Median                                                                                         71.1          71.1
 1997
 YTD   Average                                                                                        71.2          71.1
       Median                                                                                         71.4          71.4
HCFC.. Home City Financial Corp.         12/30/96   10.000       9,522       55,728      13,373       71.2        71.203
CENB.. Century Bancorp Inc.              12/23/96   50.000      20,367       81,304      28,246       72.1        72.105
SCBS.. Southern Community Bancshares     12/23/96   10.000      11,374       64,381      15,290       74.4        74.388
BFFC.. Big Foot Financial Corp.          12/20/96   10.000      25,128      194,624      34,576       72.7        72.674
RIVR.. River Valley Bancorp              12/20/96   10.000      11,903       86,604      16,314       73.0        72.961
PSFI.. PS Financial Inc.                 11/27/96   10.000      21,821       53,520      30,338       71.9        71.927
CFNC.. Carolina Fincorp Inc.             11/25/96   10.000      18,515       94,110      24,052       77.0        76.979
DCBI.. Delphos Citizens Bancorp Inc.     11/21/96   10.000      20,387       88,022      28,226       72.2        72.228
FTNB.. Fulton Bancorp Inc.               10/18/96   10.000      17,193       85,496      23,705       72.5        72.528
CNBA.. Chester Bancorp Inc.              10/08/96   10.000      21,821      134,781      30,264       72.1        72.102
SSFC.. South Street Financial Corp.      10/03/96   10.000      44,965      166,978      58,917       76.3        76.319
AFED.. AFSALA Bancorp Inc.               10/01/96   10.000      14,548      133,046      20,281       71.7        71.731
 Q4
 '96.. Average                                                                                        73.1          73.1
       Median                                                                                         72.4          72.4
CBES.. CBES Bancorp Inc.                 09/30/96   10.000      10,250       86,168      16,788       61.1        61.055
WEHO.. Westwood Homestead Fin. Corp.     09/30/96   10.000      28,434       96,638      38,512       73.8        73.831
HBEI.. Home Bancorp of Elgin Inc.        09/27/96   10.000      70,093      304,520      96,498       72.6        72.637
PFFC.. Peoples Financial Corp.           09/13/96   10.000      14,910       78,078      23,187       64.3        64.303
PFED.. Park Bancorp Inc.                 08/12/96   10.000      27,014      158,939      40,524       66.7        66.662
ANA... Acadiana Bancshares Inc.          07/16/96   12.000      32,775      225,248      45,564       71.9        71.932
PWBK.. Pennwood Bancorp Inc.             07/15/96   10.000       6,101       41,592       9,034       67.5        67.535
MBSP.. Mitchell Bancorp Inc.             07/12/96   10.000       9,799       28,222      13,991       70.0        70.038
OCFC.. Ocean Financial Corp.             07/03/96   20.000     167,762    1,036,445     235,685       71.2        71.181
HWEN.. Home Financial Bancorp            07/02/96   10.000       5,059       33,462       7,436       68.0        68.035
EGLB.. Eagle BancGroup Inc.              07/01/96   10.000      13,027      150,974      22,288       58.4        58.449
FLKY.. First Lancaster Bancshares        07/01/96   10.000       9,588       35,361      12,840       74.7        74.673
 Q3
 '96.. Average                                                                                        68.4          68.4
       Median                                                                                         69.0          69.0
PROV.. Provident Financial Holdings      06/28/96   10.000      51,252      570,691      82,149       62.4        62.389
PRBC.. Prestige Bancorp Inc.             06/27/96   10.000       9,630       91,841      15,172       63.5        63.473
WYNE.. Wayne Bancorp Inc.                06/27/96   10.000      22,314      207,997      35,926       62.1        62.111
DIME.. Dime Community Bancorp Inc.       06/26/96   10.000     145,475      665,187     204,706       71.1        71.124
MECH.. Mechanics Savings Bank            06/26/96   10.000      52,900      662,482      73,516       72.0        71.957
CNSB.. CNS Bancorp Inc.                  06/12/96   10.000      16,531       85,390      23,176       71.3        71.328
LXMO.. Lexington B&L Financial Corp.     06/06/96   10.000      12,650       49,981      17,802       71.1        71.059
FFBH.. First Federal Bancshares of AR    05/03/96   10.000      51,538      454,479      79,239       65.0        65.041
CBK... Citizens First Financial Corp.    05/01/96   10.000      28,175      227,872      37,414       75.3        75.306
RELI.. Reliance Bancshares Inc.          04/19/96    8.000      20,499       32,260      27,465       74.6        74.637
CATB.. Catskill Financial Corp.          04/18/96   10.000      56,868      230,102      76,844       74.0        74.004
YFCB.. Yonkers Financial Corporation     04/18/96   10.000      35,708      208,283      46,227       77.2        77.245
GSFC.. Green Street Financial Corp.      04/04/96   10.000      42,981      151,028      58,793       73.1        73.106
FFDF.. FFD Financial Corp.               04/03/96   10.000      14,548       58,955      20,239       71.9        71.880
AMFC.. AMB Financial Corp.               04/01/96   10.000      11,241       68,851      15,421       72.9        72.895
FBER.. 1st Bergen Bancorp                04/01/96   10.000      31,740      223,167      41,156       77.1        77.121
LONF.. London Financial Corporation      04/01/96   10.000       5,290       34,152       7,515       70.4        70.393
PHFC.. Pittsburgh Home Financial Corp    04/01/96   10.000      21,821      157,570      29,090       75.0        75.012
SSB... Scotland Bancorp Inc              04/01/96   10.000      18,400       57,718      23,853       77.1        77.139
SSM... Stone Street Bancorp Inc.         04/01/96   15.000      27,376       84,996      35,445       77.2        77.235
WHGB.. WHG Bancshares Corp.              04/01/96   10.000      16,201       85,027      22,144       73.2        73.162
 Q2
 '96.. Average                                                                                        71.8          71.8
       Median                                                                                         72.9          72.9
CRZY.. Crazy Woman Creek Bancorp         03/29/96   10.000      10,580       37,510      14,752       71.7        71.719
PFFB.. PFF Bancorp Inc.                  03/29/96   10.000     198,375    1,899,412     279,603       70.9        70.949
FCB... Falmouth Co-Operative Bank        03/28/96   10.000      14,548       73,735      21,169       68.7        68.722
CFTP.. Community Federal Bancorp         03/26/96   10.000      46,288      162,042      63,020       73.4        73.449
GAF... GA Financial Inc.                 03/26/96   10.000      89,000      476,259     122,643       72.6        72.568
BYFC.. Broadway Financial Corp.          01/09/96   10.000       8,927      102,512      12,768       69.9        69.917
LFBI.. Little Falls Bancorp Inc.         01/05/96   10.000      30,418      196,394      41,370       73.5        73.526
 Q1
 '96.. Average                                                                                        71.5          71.6
       Median                                                                                         71.7          71.7
 1996
 YTD   Average                                                                                        71.3          71.3
       Median                                                                                         72.1          72.0
1/1/96
 to    Average                                                                                        71.2          71.2
5/6/97 Median                                                                                         72.0          71.9

                                    PERCENT CHANGE FROM IPO
        --------------------   ----------------------------------
        PRO-FORMA   ADJUSTED   AFTER  AFTER     AFTER     AFTER       CURRENT
        EARNINGS     ASSETS    1 DAY  1 WEEK   1 MONTH   3 MONTHS   STOCK PRICE
TICKER     (X)        (%)       (%)    (%)       (%)       (%)        6/10/97
------  ---------   --------   -----  ------   -------   --------   -----------
HCBB..     29.0       13.4     26.25% 27.50%    28.75%       NA       13.000
PSFC..     11.5       17.0     25.63% 28.75%    32.50%       NA       13.625
NSBC..     22.1       18.4     35.00% 46.67%    59.17%       NA       24.250
HMLK..     37.5       12.4     28.75% 28.75%    30.00%       NA       13.000
GSLA..     38.7       28.4     33.75% 37.50%    40.00%       NA       14.813
 Q2
 '97       27.8       17.9     29.88% 33.83%    38.08%     0.00%
           29.0       17.0     28.75% 28.75%    32.50%     0.00%
MRKF..     26.2       22.7     29.38% 22.50%    26.25%       NA       13.375
EFBC..     21.5       23.0     32.50% 35.00%    37.50%    31.25%      13.438
FAB...     13.6       10.7     36.25% 41.25%    48.75%    38.75%      14.813
RSLN..      9.3       21.0     50.00% 59.38%    60.00%    58.75%      18.125
AFBC..     16.8       10.6     28.75% 29.38%    40.00%    40.00%      13.938
 Q1
 '97       17.5       17.6     35.38% 37.50%    42.50%    42.19%
           16.8       21.0     32.50% 35.00%    40.00%    38.75%
 1997
 YTD       22.6       17.8     32.63% 35.67%    40.29%    42.19%
           21.8       17.7     30.94% 32.19%    38.75%     0.00%
HCFC..     13.7       14.6       NA   25.00%    35.00%    35.00%      13.500
CENB..     18.9       20.0     25.25% 32.00%    30.25%    36.00%      69.000
SCBS..     14.5       15.0     30.00% 37.50%    35.00%    40.00%      13.750
BFFC..     33.1       11.4     23.13% 25.00%    38.75%    41.25%      15.625
RIVR..     15.2       12.1     36.88% 38.75%    50.00%    45.00%      14.500
PSFI..     17.2       29.0     16.41% 16.88%    25.00%    37.50%      14.000
CFNC..     17.2       16.4     30.00% 30.00%    36.25%    47.50%      14.500
DCBI..     14.6       18.8     21.25% 21.25%    20.63%    41.25%      14.188
FTNB..     14.6       16.7     25.00% 28.75%    47.50%    65.00%      19.750
CNBA..     18.8       13.9     29.38% 26.25%    26.25%    32.50%      15.250
SSFC..     26.1       21.2       NA   25.00%    23.75%    41.25%      16.250
AFED..     13.7        9.9     13.75% 13.13%    15.63%    20.00%      13.875
 Q4
 '96..     18.1       16.6     25.11% 26.63%    32.00%    40.19%
           16.2       15.7     24.07% 25.63%    32.63%    40.63%
CBES..     13.2       10.6     26.25% 34.38%    32.50%    42.50%      16.875
WEHO..       NA       22.7     7.50%   6.25%     5.00%    21.25%      13.438
HBEI..     24.9       18.7     18.13% 25.00%    26.25%    33.75%      15.875
PFFC..     28.6       16.0     8.75%  15.00%    27.50%    30.00%      15.625
PFED..     26.2       14.5     2.50%   4.38%     5.00%    20.00%      14.750
ANA...       NA       12.7     0.00%  -2.08%     3.13%    15.63%      19.750
PWBK..     14.5       12.8     -5.00% -8.75%    -3.75%    11.88%      15.000
MBSP..       NA       25.8       NA    6.25%    10.00%    21.25%      16.750
OCFC..     13.4       13.9     6.25%   0.63%     5.00%    18.13%      31.125
HWEN..     11.4       13.1     2.50%  -1.25%     5.00%    20.00%      15.750
EGLB..    100.1        7.9     12.50% 12.50%    11.25%    30.00%      15.500
FLKY..     18.5       21.3     35.00% 33.75%    37.50%    38.75%      15.000
 Q3
 '96..     27.9       15.8     12.71% 14.01%    14.94%    25.26%
           14.0       14.2     6.88%   6.25%     7.50%    21.25%
PROV..     19.9        8.2     9.70%   8.10%     1.25%    23.75%      16.125
PRBC..     28.8        9.5     3.75%   2.50%    -2.50%    22.50%      15.875
WYNE..     18.9        9.7     11.25% 13.75%    12.50%    36.25%      19.250
DIME..     15.5       17.9     16.87% 20.00%    18.75%    33.75%      17.875
MECH..       NA        7.4     15.00% 15.00%    12.50%    45.00%      18.750
CNSB..     24.4       16.2     10.00% 16.25%    15.00%    30.00%      16.000
LXMO..     20.8       20.2     -5.00% -2.50%     1.25%     0.63%      15.250
FFBH..     10.5       10.2     30.00% 32.50%    36.90%    36.25%      19.375
CBK...     15.7       11.0     5.00%   0.00%     1.25%    -1.25%      15.500
RELI..     32.3       38.9     4.69%   3.13%    -0.75%     3.13%       7.750
CATB..     18.6       19.8     3.75%   6.25%     3.75%     0.00%      15.750
YFCB..     15.9       14.6     -2.50%  1.25%    -0.60%    -2.50%      14.625
GSFC..     14.6       22.2     28.75% 22.50%    23.10%    30.60%      17.750
FFDF..     25.4       19.8     5.00%   5.00%     3.10%     1.25%      13.375
AMFC..     17.9       14.0     5.00%   5.00%     5.00%     5.00%      14.250
FBER..     21.0       12.5     0.00%  -5.00%    -3.75%    -7.50%      13.625
LONF..     24.5       13.4     8.12%   6.25%     1.25%     3.10%      15.000
PHFC..     17.0       12.2     10.00% 10.00%     6.25%     1.90%      15.125
SSB...     16.9       24.2     22.50% 25.00%    17.50%    23.75%      16.375
SSM...     19.1       24.4     16.67% 20.00%    18.33%    12.50%      26.125
WHGB..     15.2       16.0     11.25% 10.60%    12.50%    10.00%      14.250
 Q2
 '96..     19.6       16.3     11.66% 11.98%    10.74%    18.12%
           18.6       14.6     9.70%   8.10%     5.00%    10.00%
CRZY..     15.8       22.0       NA    7.50%     5.00%     1.25%      13.125
PFFB..     25.0        9.5     13.75% 16.25%    16.25%    11.25%      15.125
FCB...     17.6       16.5     7.50%  12.50%     7.50%     3.75%      15.875
CFTP..     13.6       22.2     26.25% 28.75%    26.25%    33.75%      17.500
GAF...     13.5       15.7     13.75% 15.00%    10.00%    10.00%      16.750
BYFC..     13.0        8.0     3.75%   2.50%     2.50%     3.75%      10.750
LFBI..     36.4       13.4     13.13% 13.75%    10.00%     8.10%      13.500
 Q1
 '96..     19.3       15.3     13.02% 13.75%    11.07%    10.26%
           15.8       15.7     13.13% 13.75%    10.00%     8.10%
 1996
 YTD       20.8       16.1     15.19% 16.46%    17.20%    24.28%
           17.1       14.8     10.63% 13.75%    12.50%    21.88%
1/1/96
 to        21.1       16.4     18.48% 19.89%    21.25%    25.66%
5/6/97     17.2       15.4     13.75% 16.25%    16.88%    21.25%

                             Landmark Community Bank
                  Pro-Forma Analysis Sheet--Twelve Months Ended
                                 March 31, 1997
                               Includes SOP 93-6

Name of Association:             Landmark Community Bank
Date of Letter to Association:          6/19/97
Date of Market Prices:                  6/10/97


                                                                Comparable                                 All Publicly
                                                                Companies           State Thrifts         Traded Thrifts
                                                           --------------------  --------------------  --------------------
                                                Landmark
                                      Symbols     Value      Mean      Median      Mean      Median      Mean      Median
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


Price-Earnings Ratio...............        P/E
Last Twelve Months.................        N/A
At Minimum of Range................                (52.63)
At Midpoint of Range...............                (76.92)     45.79      36.23      33.25      21.88      28.57      21.95
At Maximum of Range................               (125.00)
At SuperMaximum of Range...........               (250.00)

Price-Book Ratio...................        P/B
Last Twelve Months.................        N/A
At Minimum of Range................                 58.79%
At Midpoint of Range...............                 63.29%    101.38%     99.34%    137.59%    125.88%    136.67%    126.08%
At Maximum of Range................                 67.16%
At SuperMaximum of Range...........                 70.97%

Price-Tangible Book Ratio..........       P/TB
Last Twelve Months.................        N/A
At Minimum of Range................                 58.79%
At Midpoint of Range...............                 63.29%    102.07%    102.30%    151.19%    136.85%    142.07%    128.98%
At Maximum of Range................                 67.16%
At SuperMaximum of Range...........                 70.97%

Price-Assets Ratio.................        P/A
Last Twelve Months.................        N/A
At Minimum of Range................                  8.14%
At Midpoint of Range...............                  9.44%     19.14%     18.64%     15.21%     13.40%     15.76%     14.01%
At Maximum of Range................                 10.70%
At SuperMaximum of Range...........                 12.15%


                                        RECENT STANDARD
                                       CONVERSION THRIFTS
                                     ----------------------
                                       MEAN       MEDIAN
                                     ---------  -----------
Price-Earnings Ratio...............
Last Twelve Months.................
At Minimum of Range................
At Midpoint of Range...............      21.10       17.20
At Maximum of Range................
At SuperMaximum of Range...........

Price-Book Ratio...................
Last Twelve Months.................
At Minimum of Range................
At Midpoint of Range...............      71.20%      72.00%
At Maximum of Range................
At SuperMaximum of Range...........

Price-Tangible Book Ratio..........
Last Twelve Months.................
At Minimum of Range................
At Midpoint of Range...............      71.20%      71.90%
At Maximum of Range................
At SuperMaximum of Range...........

Price-Assets Ratio.................
Last Twelve Months.................
At Minimum of Range................
At Midpoint of Range...............      16.40%      15.40%
At Maximum of Range................
At SuperMaximum of Range...........



Valuation Parameters
Prior Twelve Mos. Earning Base.....          Y
  Period Ended March 31, 1997......                      $    (36) (1)

Pre-Conversion Book Value..........          B
  As of March 31, 1997.............                      $    955

Pre-Conversion Assets..............          A
  As of March 31, 1997.............                      $ 11,326

Return on Money....................          R               3.79% (2)

Conversion Expenses................                      $    150
                                             X              13.04% (3)

Proceeds Not Invested..............                      $    138  (4)

Estimated ESOP Borrowings..........                      $     92
ESOP Purchases.....................          E               8.00% (5)
Cost of ESOP Borrowings............                      $      6  (5)
Cost of ESOP Borrowings............          S               0.00% (5)
Amort of ESOP Borrowings...........          T                 15 Years
Amort of MRP Amount................          N                  5 Years
Estimated MRP Amount...............                      $     46  (6)
MRP Purchases......................          M               4.00%
MRP Expense........................                      $      9

Foundation Amount..................                      $    --
Foundation Amount..................          F               0.00%

Tax Rate...........................        TAX              37.00%

Percentage Sold....................        PCT             100.00%

Tax Benefit........................          Z           $      0

Earnings Multiplier................                          1.00


(1) Net income for the twelve months ended March 31, 1997
(2) Net Return assumes a reinvestment rate of 6.02 percent (the 1 year Treasury at March 31, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4) Includes Stock from ESOP and MRP.
(5) Assumes ESOP is amortized straight line over fifteen years.
(6) Assumes MRP is amortized straight line over five years.

Exhibit 8                                         Full Offering-March 31, 1997


                             PRO FORMA CALCULATION

Calculation of Estimated Value (V) at Midpoint Value


                            P/E*Y
3.  V= ------------------------------------------------- = $115,000      $868
       1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)


            P/B*(B+Z)
2.  V= ---------------------                              = $115,000   $1,150
       1-P/B*PCT*(1-X-E-M-F)


                 P/A*A
1.  V= -----------------------                            = $115,000   $1,151
        1-P/A*PCT*(1-X-E-M-F)

                                                                                                     IMPLIED
                                                                                                    -----------
                                                              FULL               EXCHANGE                 CONVERSION
                                  TOTAL       PRICE PER    CONVERSION   --------------------------  ----------------------
CONCLUSION                       SHARES         SHARE         VALUE        SHARES        PERCENT      SHARES      PERCENT
-----------------------------  -----------  -------------  -----------     ------      -----------  -----------  ---------
Appraised Value-- Midpoint...         115     $      10     $   1,150             0          0.00%         115      100.00%
Appraised Value-- Minimum....          98     $      10     $     980             0          0.00%          98      100.00%
Appraised Value-- Maximum....         132     $      10     $   1,320             0          0.00%         132      100.00%
Appraised Value--
  SuperMaximum *.............         152     $      10     $   1,520             0          0.00%         152      100.00%


                                  GROSS       EXCHANGE      EXCHANGE
CONCLUSION                      PROCEEDS        VALUE        RATIO
-----------------------------  -----------  -------------  ----------
Appraised Value-- Midpoint...   $   1,150     $       0    #DIV/0!
Appraised Value-- Minimum....   $     980     $       0    #DIV/0!
Appraised Value-- Maximum....   $   1,320     $       0    #DIV/0!
Appraised Value--
  SuperMaximum *.............   $   1,520     $       0    #DIV/0!


------------------------

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 8                                          Full Offering-March 31, 1997

                                                                    PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                             AS OF MARCH 31, 1997
                                                                            (DOLLARS IN THOUSANDS)
                                                                ----------------------------------------------
                                                                             MINIMUM    MIDPOINT     MAXIMUM     SUPERMAX
                                                                           -----------  ---------  -----------  -----------
Conversion Proceeds
Total Shares Offered..........................................                     98         115         132          152
Conversion Shares Offered.....................................                     98         115         132          152
Price Per Share...............................................              $      10   $      10   $      10    $      10
                                                                            ---------   ---------   ---------    ---------
Gross Proceeds................................................              $     980   $   1,150   $   1,320    $   1,520
Less: Est. Conversion Expenses................................              $     150   $     150   $     150    $     150
                                                                            ---------   ---------   ---------    ---------
Net Proceeds..................................................              $     830   $   1,000   $   1,170    $   1,370
Estimated Income from Proceeds
Net Conversion Proceeds.......................................              $     830   $   1,000   $   1,170    $   1,370
Less: ESOP Adjustment.........................................  (3)         $      78   $      92   $     106    $     122
Less: MRP Adjustment..........................................  (3)         $      39   $      46   $      53    $      61
                                                                            ---------   ---------   ---------    ---------
Net Proceeds Reinvested.......................................              $     713   $     862   $   1,011    $   1,187
Estimated Incremental Rate of Return..........................                   3.79%       3.79%       3.79%        3.79%
                                                                            ---------   ---------   ---------    ---------
Estimated Incremental Return..................................              $      27   $      33   $      38    $      45
Less: Cost of ESOP............................................  (4)         $       0   $       0   $       0    $       0
Less: Amortization of ESOP....................................  (7)         $       3   $       4   $       4    $       5
Less: MRP Adjustment..........................................  (7)         $       5   $       6   $       7    $       8
                                                                            ---------   ---------   ---------    ---------
Pro-forma Net Income..........................................              $      19   $      23   $      27    $      32
Earnings Before Conversion....................................                   ($36)       ($36)       ($36)        ($36)
Earnings Excluding Adjustment.................................                   ($17)       ($13)        ($9)         ($4)
Earnings Adjustment...........................................  (6)         $       0   $       0   $       0    $       0
                                                                            ---------   ---------   ---------    ---------
Earnings After Conversion.....................................                   ($17)       ($13)        ($9)         ($4)
Pro-forma Net Worth
Net Worth at March 31, 1997...................................             $      955   $     955  $      955   $      955
Net Conversion Proceeds.......................................                    830       1,000       1,170        1,370
Plus: MHC Adjustment..........................................  (7)                 0           0           0            0
Less: ESOP Adjustment.........................................  (1)               (78)        (92)       (106)        (122)
Less: MRP Adjustment..........................................  (2)               (39)        (46)        (53)         (61)
                                                                            ---------   ---------   ---------    ---------
Pro-forma Net Worth...........................................             $    1,668   $   1,817  $    1,966   $    2,142
Pro-forma Tangible Net Worth
Pro-forma Net Worth...........................................             $    1,668   $   1,817  $    1,966   $    2,142
Less: Intangible..............................................  (5)        $        0   $       0  $        0   $        0
                                                                            ---------   ---------   ---------    ---------
Pro-forma Tangible Net Worth..................................             $    1,668   $   1,817  $    1,966   $    2,142
Pro-forma Assets
Total Assets at March 31, 1997................................             $   11,326   $  11,326  $   11,326   $   11,326
Net Conversion Proceeds.......................................             $      830   $   1,000  $    1,170   $    1,370


                                                                    PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                             AS OF MARCH 31, 1997
                                                                            (DOLLARS IN THOUSANDS)
                                                                ----------------------------------------------
                                                                             MINIMUM    MIDPOINT     MAXIMUM     SUPERMAX
                                                                           -----------  ---------  -----------  -----------
Plus: MHC Adjustment..........................................  (7)                 0           0           0            0
Less: ESOP Adjustment.........................................  (1)               (78)         (92)       (106)        (122)
Less: MRP Adjustment..........................................  (2)               (39)         (46)        (53)         (61)
                                                                            ---------   ---------   ---------    ---------
Pro-forma Assets Excluding Adjustment.........................                 12,039      12,188      12,337       12,513
Plus: Adjustment..............................................  (6)                 0           0           0            0
                                                                            ---------   ---------   ---------    ---------
Pro-forma Total Assets........................................              $  12,039   $  12,188   $  12,337    $  12,513
Stockholder's Equity Per Share
Net Worth at March 31, 1997...................................              $    9.74   $    8.30   $    7.23    $    6.28
Estimated Net Proceeds........................................              $    8.47   $    8.70   $    8.86    $    9.01
Plus: MHC Adjustment..........................................              $    0.00   $    0.00   $    0.00    $    0.00
Less: ESOP Stock..............................................                 ($0.80)     ($0.80)     ($0.80)      ($0.80)
Less: MRP Stock...............................................                 ($0.40)     ($0.40)     ($0.40)      ($0.40)
Pro-forma Net Worth Per Share.................................              $   17.01   $   15.80  $    14.89   $    14.09
Less: Intangible..............................................              $    0.00   $    0.00  $     0.00   $     0.00
Pro-forma Tangible Net Worth Per Share........................              $   17.01   $   15.80  $    14.89   $    14.09
Net Earnings Per Share
Historical Earnings Per Share.................................  (8)            ($0.40)     ($0.34)     ($0.30)      ($0.26)
Incremental return Per Share..................................  (8)         $    0.30   $    0.31  $     0.31   $     0.32
ESOP Adjustment Per Share.....................................  (8)            ($0.03)     ($0.04)     ($0.03)      ($0.04)
MRP Adjustment Per Share......................................  (8)            ($0.06)     ($0.06)     ($0.06)      ($0.06)
Normalizing Adjustment Per Share..............................              $    0.00   $    0.00  $     0.00   $     0.00
Proforma Earnings Per Share...................................  (8)            ($0.19)     ($0.13)     ($0.08)      ($0.04)
Shares Utilized
Shares Utilized...............................................                     90         106         121          140
Pro-forma Ratios
Price/EPS without Adjustment..................................                 -52.63      -76.92     -125.00      -250.00
Price/EPS with Adjustment.....................................                 -52.63      -76.92     -125.00      -250.00
Price/Book Value per Share....................................                  58.79%      63.29%      67.16%       70.97%
Price/Tangible Book Value.....................................                  58.79%      63.29%      67.16%       70.97%
Market Value/Assets...........................................                   8.14%       9.44%      10.70%       12.15%

------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 15 years.

(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.

(3) Consists of ESOP and MRP amortization.

(4),(5) Not applicable

(6) Not applicable

(7) ESOP and MRP are amortized over 15 and 5 years respectively, and tax impacted at 37%.

(8) All EPS computations are done in accordance with SOP 93-6.

Exhibit 8                                          Full Offering-March 31, 1997


Total Shares Offered.............................                     98         115         132          152
Price Per Share..................................                     10          10          10           10
                                                                  ------     -------      ------       ------
Gross Proceeds...................................                    980       1,150       1,320        1,520
Estimated Insider Purchases......................                    250         250         250          250
ESOP Purchases...................................                    -78         -92        -106         -122
                                                                  ------     -------      ------       ------
Proceeds to Base Fee On..........................                  1,152       1,308       1,464        1,648
Underwriters Percentage..........................                   0.00%       0.00%       0.00%        0.00%
                                                                  ------     -------      ------       ------
Underwriters Fee.................................                      0           0           0            0
Advisory Fee.....................................                      0           0           0            0
                                                                  ------     -------      ------       ------
Total Underwriters Fee...........................                      0           0           0            0
All Other Expenses...............................                    150         150         150          150
                                                                  ------     -------      ------       ------
Total Expense....................................                    150         150         150          150


Shares Outstanding...............................                     98         115         132          152
Less: New ESOP Adjustment........................                      8           9          11           12
Less: Old ESOP Adjustment........................  (1)                 0           0           0            0
Plus: New SOP 93-6 ESOP Shares...................  (2)                 0           0           0            0
Plus: Old SOP 93-6 ESOP Shares...................  (2)                 0           0           0            0
Shares for all EPS Calculations..................                     90         106         121          140
0
0
0
0
Dilution of Stock Options........................                              10.85%
Dilution of MRP..................................                               4.34%


Options Dilution
Shares utilized for Equity.......................                    108         127         145          167
New Net Worth....................................             $    1,668   $   1,817  $    1,967   $    2,143
New Tangible Net Worth...........................             $    1,668   $   1,817  $    1,967   $    2,143
New Net Worth Per Share..........................                  15.48       14.37       13.54        12.81
New Tangible Net Worth Per Share.................                  15.48       14.37       13.54        12.81


MRP Dilution
Shares utilized for Equity.......................                    102         120         137          158
New Net Worth....................................             $    1,668   $   1,817  $    1,966   $    2,142
New Tangible Net Worth...........................             $    1,668   $   1,817  $    1,966   $    2,142
New Net Worth Per Share..........................                  16.37       15.19       14.32        13.55
New Tangible Net Worth Per Share.................                  16.37       15.19       14.32        13.55

                            LANDMARK COMMUNITY BANK
          PRO-FORMA ANALYSIS SHEET--TWELVE MONTHS ENDED
                                MARCH 31, 1997
                               INCLUDES SOP 93-6

Name of Association: Landmark Community Bank
Date of Letter to Association: 6/19/97
Date of Market Prices: 6/10/97

                                                                                                                 RECENT
                                                                                                                STANDARD
                                                                COMPARABLE                     ALL PUBLICLY    CONVERSION
                                                                COMPANIES     STATE THRIFTS   TRADED THRIFTS     THRIFTS
                                                   LANDMARK   --------------  --------------  --------------  -------------
                                          SYMBOLS   VALUE      MEAN   MEDIAN   MEAN   MEDIAN   MEAN   MEDIAN  MEAN   MEDIAN
                                          -------  --------   ------  ------  ------  ------  ------  ------  -----  ------

Price-Earnings Ratio....................     P/E
Last Twelve Months......................         N/A
At Minimum of Range.....................             71.43
At Midpoint of Range....................             66.67     45.79  36.23    33.25  21.88    28.57  21.95   21.10  17.20
At Maximum of Range.....................             62.50
At SuperMaximum of Range................             58.82

Price-Book Ratio........................     P/B
Last Twelve Months......................         N/A
At Minimum of Range.....................             58.79%
At Midpoint of Range....................             63.29%   101.38% 99.34%  137.59% 125.88% 136.67% 126.08% 71.20% 72.00%
At Maximum of Range.....................             67.16%
At SuperMaximum of Range................             70.97%

Price-Tangible Book Ratio...............    P/TB
Last Twelve Months......................         N/A
At Minimum of Range.....................             58.79%
At Midpoint of Range....................             63.29%   102.07% 102.30% 151.19% 136.85% 142.07% 128.98% 71.20% 71.90%
At Maximum of Range.....................             67.16%
At SuperMaximum of Range................             70.97%

Price-Assets Ratio......................     P/A
Last Twelve Months......................         N/A
At Minimum of Range.....................              8.14%
At Midpoint of Range....................              9.44%    19.14% 18.64%   15.21% 13.40%   15.76% 14.01%  16.40% 15.40%
At Maximum of Range.....................             10.70%
At SuperMaximum of Range................             12.15%


                                      Page 3




Valuation Parameters
Prior Twelve Mos. Earning Base..........       Y
  Period Ended March 31, 1997...........              $   (36)(1)

Pre-Conversion Book Value...............       B
  As of March 31, 1997..................              $   955

Pre-Conversion Assets...................       A
  As of March 31, 1997..................              $11,326

Return on Money.........................       R        3.79% (2)

Conversion Expenses.....................              $   150           300
                                               X       13.04% (3)

Proceeds Not Invested...................              $   138 (4)

Estimated ESOP Borrowings...............              $    92
ESOP Purchases..........................       E        8.00% (5)
Cost of ESOP Borrowings.................              $     6 (5)
Cost of ESOP Borrowings.................       S        0.00% (5)
Amort of ESOP Borrowings................       T           15 Years

Amort of MRP Amount.....................       N            5 Years
Estimated MRP Amount....................              $    46 (6)
MRP Purchases...........................       M        4.00%
MRP Expense.............................              $     9

Foundation Amount.......................              $  --
Foundation Amount.......................       F        0.00%

Tax Rate................................      TAX      37.00%

Percentage Sold.........................      PCT     100.00%

Tax Benefit.............................       Z      $     0

Earnings Multiplier.....................                 1.00


(1) Net income for the twelve months ended March 31, 1997

(2) Net Return assumes a reinvestment rate of 6.02 percent (the 1 year Treasury at March 31, 1997), and a tax rate of 37%.

(3) Conversion expenses reflect estimated expenses as presented in the offering document.

(4) Includes Stock from ESOP and MRP.

(5) Assumes ESOP is amortized straight line over fifteen years.

(6) Assumes MRP is amortized straight line over five years.


                             PRO FORMA CALCULATION

Calculation of Estimated Value (V) at Midpoint Value


                            P/E*Y
3.  V= ------------------------------------------------- = $1,150,000
       1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)


            P/B*(B+Z)
2.  V= ---------------------                              = $1,150,000
       1-P/B*PCT*(1-X-E-M-F)


                 P/A*A
1.  V= -----------------------                            = $1,150,000
        1-P/A*PCT*(1-X-E-M-F)

                                                                                                    FULL
                                                                       TOTAL       PRICE PER     CONVERSION
CONCLUSION                                                            SHARES         SHARE          VALUE
------------------------------------------------------------------  -----------  -------------  -------------
Appraised Value--Midpoint.........................................         115     $      10      $   1,150
Appraised Value--Minimum..........................................          98     $      10      $     980
Appraised Value--Maximum..........................................         132     $      10      $   1,320
Appraised Value--SuperMaximum *...................................         152     $      10      $   1,520

                                                                          EXCHANGE                   CONVERSION
                                                                    ---------------------     ------------------------
CONCLUSION                                                            SHARES       PERCENT      SHARES       PERCENT
------------------------------------------------------------------  -----------  -----------  -----------  -----------
Appraised Value--Midpoint.........................................           0        0.00%         115       100.00%
Appraised Value--Minimum..........................................           0        0.00%          98       100.00%
Appraised Value--Maximum..........................................           0        0.00%         132       100.00%
Appraised Value--SuperMaximum *...................................           0        0.00%         152       100.00%


                                                                       GROSS        EXCHANGE       EXCHANGE
CONCLUSION                                                           PROCEEDS         VALUE          RATIO
------------------------------------------------------------------  -----------  ---------------  -----------
Appraised Value--Midpoint.........................................   $   1,150     $       0        #DIV/0!
Appraised Value--Minimum..........................................   $     980     $       0        #DIV/0!
Appraised Value--Maximum..........................................   $   1,320     $       0        #DIV/0!
Appraised Value--SuperMaximum *...................................   $   1,520     $       0        #DIV/0!


* SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                           PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                    AS OF MARCH 31, 1997
                                                                   (DOLLARS IN THOUSANDS)
                                                    ----------------------------------------------------
                                                                       MINIMUM    MIDPOINT     MAXIMUM     SUPERMAX
                                                                     -----------  ---------  -----------  -----------
Conversion Proceeds
Total Shares Offered..............................                           98         115         132          152
Conversion Shares Offered.........................                           98         115         132          152
Price Per Share...................................                    $      10   $      10   $      10    $      10
Gross Proceeds....................................                    $     980   $   1,150   $   1,320    $   1,520
Less: Est. Conversion Expenses....................                    $     150   $     150   $     150    $     150
Net Proceeds......................................                    $     830   $   1,000   $   1,170    $   1,370
Estimated Income from Proceeds
Net Conversion Proceeds...........................                    $     830   $   1,000   $   1,170    $   1,370
Less: ESOP Adjustment.............................              (3)   $      78   $      92   $     106    $     122
Less: MRP Adjustment..............................              (3)   $      39   $      46   $      53    $      61
Net Proceeds Reinvested...........................                    $     713   $     862   $   1,011    $   1,187
Estimated Incremental Rate of Return..............                         3.79%       3.79%       3.79%        3.79%
Estimated Incremental Return......................                    $      27   $      33   $      38    $      45
Less: Cost of ESOP................................              (4)   $       0   $       0   $       0    $       0
Less: Amortization of ESOP........................              (7)   $       3   $       4   $       4    $       5
Less: MRP Adjustment..............................              (7)   $       5   $       6   $       7    $       8
Pro-forma Net Income..............................                    $      19   $      23   $      27    $      32
Earnings Before Conversion........................                    ($     36)  ($     36)  ($     36)   ($     36)
Earnings Excluding Adjustment.....................                    ($     17)  ($     13)  ($      9)   ($      4)
Earnings Adjustment...............................              (6)   $      30   $      30   $      30    $      30
Earnings After Conversion.........................                    $      13   $      17   $      21    $      26

                                                           PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                    AS OF MARCH 31, 1997
                                                                   (DOLLARS IN THOUSANDS)
                                                    ----------------------------------------------------
                                                                       MINIMUM    MIDPOINT     MAXIMUM     SUPERMAX
                                                                     -----------  ---------  -----------  -----------
Pro-forma Net Worth
Net Worth at March 31, 1997.......................                    $     955   $     955   $     955    $     955
Net Conversion Proceeds...........................                          830       1,000       1,170        1,370
Plus: MHC Adjustment..............................              (7)           0           0           0            0
Less: ESOP Adjustment.............................              (1)         -78         -92        -106         -122
Less: MRP Adjustment..............................              (2)         -39         -46         -53          -61
Pro-forma Net Worth...............................                    $   1,668   $   1,817   $   1,966    $   2,142
Pro-forma Tangible Net Worth
Pro-forma Net Worth...............................                    $   1,668   $   1,817   $   1,966    $   2,142
Less: Intangible..................................              (5)   $       0   $       0   $       0    $       0
Pro-forma Tangible Net Worth......................                    $   1,668   $   1,817   $   1,966    $   2,142
Pro-forma Assets
Total Assets at March 31, 1997....................                    $  11,326   $  11,326   $  11,326    $  11,326
Net Conversion Proceeds...........................                    $     830   $   1,000   $   1,170    $   1,370
Plus: MHC Adjustment..............................              (7)           0           0           0            0
Less: ESOP Adjustment.............................              (1)         -78         -92        -106         -122
Less: MRP Adjustment..............................              (2)         -39         -46         -53          -61
Pro-forma Assets Excluding Adjustment.............                       12,039      12,188      12,337       12,513
Plus: Adjustment..................................              (6)           0           0           0            0
Pro-forma Total Assets............................                    $  12,039   $  12,188   $  12,337    $  12,513
Stockholder's Equity Per Share
Net Worth at March 31, 1997.......................                    $    9.74   $    8.30   $    7.23    $    6.28
Estimated Net Proceeds............................                    $    8.47   $    8.70   $    8.86    $    9.01
Plus: MHC Adjustment..............................                    $    0.00   $    0.00   $    0.00    $    0.00
Less: ESOP Stock..................................                    ($   0.80)  ($   0.80)  ($   0.80)   ($   0.80)
Less: MRP Stock...................................                    ($   0.40)  ($   0.40)  ($   0.40)   ($   0.40)
Pro-forma Net Worth Per Share.....................                    $   17.01   $   15.80   $   14.89    $   14.09
Less: Intangible..................................                    $    0.00   $    0.00   $    0.00    $    0.00
Pro-forma Tangible Net Worth Per Share............                    $   17.01   $   15.80   $   14.89    $   14.09
Net Earnings Per Share
Historical Earnings Per Share.....................              (8)   ($   0.40)  ($   0.34)  ($   0.30)   ($   0.26)
Incremental return Per Share......................              (8)   $    0.30   $    0.31   $    0.31    $    0.32
ESOP Adjustment Per Share.........................              (8)   ($   0.03)  ($   0.04)  ($   0.03)   ($   0.04)
MRP Adjustment Per Share..........................              (8)   ($   0.06)  ($   0.06)  ($   0.06)   ($   0.06)
Normalizing Adjustment Per Share..................                    $    0.33   $    0.28   $    0.24    $    0.21
Proforma Earnings Per Share.......................              (8)   $    0.14   $    0.15   $    0.16    $    0.17
Shares Utilized
Shares Utilized...................................                           90         106         121          140
Pro-forma Ratios
Price/EPS without Adjustment......................                        71.43       66.67       62.50        58.82
Price/EPS with Adjustment.........................                        71.43       66.67       62.50        58.82
Price/Book Value per Share........................                        58.79%      63.29%      67.16%       70.97%
Price/Tangible Book Value.........................                        58.79%      63.29%      67.16%       70.97%
Market Value/Assets...............................                         8.14%       9.44%      10.70%       12.15%

------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 15 years.

(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.

(3) Consists of ESOP and MRP amortization.

(4) ,(5) Not applicable

(6) Earnings were adjusted for one time SAIF assessment of $47 thousand tax impacted 37%.

(7) ESOP and MRP are amortized over 15 and 5 years respectively, and tax impacted at 37%.

(8) All EPS computations are done in accordance with SOP 93-6.

Total Shares Offered..............................                        98          115          132          152
Price Per Share...................................                 $      10    $      10    $      10    $      10
Gross Proceeds....................................                       980        1,150        1,320        1,520
Estimated Insider Purchases.......................                      -250         -250         -250         -250
ESOP Purchases....................................                       -78          -92         -106         -122
Proceeds to Base Fee On...........................                       652          808          964        1,148
Underwriters Percentage...........................                      0.00%        0.00%        0.00%        0.00%
Underwriters Fee..................................                         0            0            0            0
Advisory Fee......................................                         0            0            0            0
Total Underwriters Fee............................                         0            0            0            0
All Other Expenses................................                       150          150          150          150
Total Expense.....................................                       150          150          150          150
Shares Outstanding................................                        98          115          132          152
Less: New ESOP Adjustment.........................                         8            9           11           12
Less: Old ESOP Adjustment.........................           (1)           0            0            0            0
Plus: New SOP 93-6 ESOP Shares....................           (2)           0            0            0            0
Plus: Old SOP 93-6 ESOP Shares....................           (3)           0            0            0            0
Shares for all EPS Calculations...................                        90          106          121          140
Dilution of Stock Options.........................                                  10.85%
Dilution of MRP...................................                                   4.34%


                                      Exhibit 10

                                         [Logo]

About the Firm


FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro is located in Liberty Corner, New Jersey. FinPro offers a full array of products and services including:

    -- Strategic and Business Planning
    -- Bank Valuations and Franchise Value Enhancement
    -- Corporate Finance Consulting
    -- Bank Appraisals and Fairness Opinions
    -- Deposit Studies and Valuations
    -- Asset/Liability Management
    -- Loan Review
    -- Portfolio Due Diligence
    -- Market Feasibility Studies
    -- Branch Acquisition, Sales, Consolidation and Applications
    -- Branch and Product Profitability and Restructuring
    -- CRA Analysis
    -- Geo Coding of Assets and Liabilities
    -- Compliance Reviews
    -- Mergers and Acquisitions
    -- Earnings Improvement Studies
    -- Operational and Systems Consulting
    -- Financial Reporting

     Since inception, FinPro has performed management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks along with work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. In addition, FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

    FinPro principals are frequent speakers and presenters at financial institution trade association functions and designed the Statistical Report Analysis currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual President's Breakfast for Presidents of New Jersey Community Banks.

     To facilitate its analytical capabilities, FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data and many other topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

     FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

    -- A proprietary software program (LaRS -Registered Trademark-) to perform loan review analytics.
    -- A duration based asset/liability model.
    -- A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution. -- A branch and product profitability model.

     Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

FinPro Key Players

Donald J. Musso - Managing Director and President


         Donald is the founder of FinPro and has been with FinPro since its inception in late 1988. He has experience in all aspects of a financial institution and considerable experience in strategic planning, financial institution valuations, enhancing franchise value, market differentiation, asset/liability management, restructuring troubled institutions, and solving complex accounting and financial problems.

         Mr. Musso has been an expert witness in loan analytics for both the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

         He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

         Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

         Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.

Steven P. Musso - Managing Director

         Steve joined FinPro in 1989. He has experience in loan reviews and work-outs, branch profitability, market feasibility studies, CRA analysis and strategic planning. Steve developed FinPro's CRA and market feasibility products.

         Steve runs all of the FinPro models and designed much of the specifications for the LaRS -Registered Trademark- system. Additionally, he is responsible for managing many strategic plans, loan reviews and operational improvement engagements.

         He is a licensed real estate agent in New Jersey and Pennsylvania. Prior to joining FinPro, Steve practiced real estate in Pennsylvania.

         Mr. Musso has a B.S. in Finance from Syracuse University.

Kenneth G. Emerson, CPA - Director

         Ken joined FinPro in October 1996. He has eleven years of bank accounting and financial information systems experience, most recently with Summit Bancorp. Prior to that Ken worked for Valley Savings Bank, Howard Savings Bank, and Carteret Mortgage Company. Ken's responsibilities have included Regulatory Reporting, SEC Reporting, Shareholder Reporting, Budgeting, Financial system conversions, System interfaces, Asset/Liability management, FASB implementation, and LAN management.

         Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College.

Dennis E. Gibney - Senior Financial Analyst


         Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

         During school, Dennis worked for Merrill Lynch & Co. supporting their Mortgage-Backed trading desk in New York as an Allocations
         Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.

         Dennis is currently concentrating on the firm's Asset Liability Management products.